ANNUAL REPORT










JULY 31, 2002

[Logo of AMSOUTH FUNDS]

www.amsouthfunds.com

TABLE OF CONTENTS


     Glossary of Terms................................................   2

     Management Discussion of Performance
         Message from the Chairman and Investment Advisor.............   5

     Fund Summary
         Value Fund...................................................   6
         Capital Growth Fund..........................................   8
         Large Cap Fund...............................................  10
         Mid Cap Fund.................................................  12
         Small Cap Fund...............................................  14
         Equity Income Fund...........................................  16
         Balanced Fund................................................  18
         Select Equity Fund...........................................  20
         Enhanced Market Fund.........................................  22
         International Equity Fund....................................  24
         Strategic Portfolios.........................................  26
         Bond Fund....................................................  32
         Limited Term Bond Fund.......................................  34
         Government Income Fund.......................................  36
         Limited Term U.S. Government Fund............................  38
         Municipal Bond Fund..........................................  40
         Florida Tax-Exempt Fund......................................  42
         Tennessee Tax-Exempt Fund....................................  44
         Limited Term Tennessee Tax-Exempt Fund.......................  46
         Money Market Funds...........................................  48

     Schedule of Portfolio Investments
         Value Fund...................................................  49
         Capital Growth Fund..........................................  50
         Large Cap Fund...............................................  52
         Mid Cap Fund.................................................  54
         Small Cap Fund...............................................  58
         Equity Income Fund...........................................  60
         Balanced Fund................................................  61
         Select Equity Fund...........................................  64
         Enhanced Market Fund.........................................  64
         International Equity Fund....................................  68
         Strategic Portfolios: Aggressive Growth Portfolio............  73
         Strategic Portfolios: Growth Portfolio.......................  74
         Strategic Portfolios: Growth and Income Portfolio............  74
         Strategic Portfolios: Moderate Growth and Income Portfolio...  75
         Bond Fund....................................................  75
         Limited Term Bond Fund.......................................  78
         Government Income Fund.......................................  80
         Limited Term U.S. Government Fund............................  81
         Municipal Bond Fund..........................................  82
         Florida Tax-Exempt Fund......................................  86
         Tennessee Tax-Exempt Fund....................................  88
         Limited Term Tennessee Tax-Exempt Fund.......................  89
         Prime Money Market Fund......................................  90
         U.S. Treasury Money Market Fund..............................  91
         Treasury Reserve Money Market Fund...........................  91
         Tax-Exempt Money Market Fund.................................  92
         Institutional Prime Obligations Money Market Fund............  95

     Statements of Assets and Liabilities.............................  96

     Statements of Operations......................................... 100

     Statements of Changes in Net Assets.............................. 104

     Notes to Financial Statements.................................... 108

     Financial Highlights............................................. 125

     Report of Independent Auditors................................... 143

  GLOSSARY OF TERMS

Lehman Brothers Government/Credit Bond Index is comprised of all bonds that are investment-grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

Lehman Brothers Mortgage Index is comprised of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages.

Lehman Brothers Municipal 10-Year Index includes municipal bonds issued within the last five years by municipalities throughout the United States, with maturities of at least one year, but no more than 12 years, and a credit quality of at least Baa.

Lipper Balanced Funds Average is comprised of mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio range around 60%/40%.

Lipper Multi-Cap Core Funds Average is comprised of mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalization's (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average P/E and P/B ratio, and three-year earnings growth figure, compared to that of the U.S. diversified multi-cap equity funds universe average.

Lipper Multi-Cap Growth Funds Average is comprised of mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above average P/E and P/B ratio and three-year earnings growth figure, compared to that of the U.S. diversified multi-cap equity funds universe average.

Lipper Flexible Portfolio Funds Average is comprised of mutual funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

Lipper Short Intermediate Investment Grade Debt Funds Average is comprised of mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years.

Lipper Large-Cap Core Funds Average is comprised of mutual funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average P/E and P/B ratio, and three-year sales-per-share growth value, compared to that of the S&P 500 Stock Index.

Lipper Large-Cap Growth Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization's (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average P/E and P/B ratio, and three-year sales-per-share growth value, compared to that of the S&P 500 Stock Index.

Lipper Mid-Cap Growth Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization's (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average P/E and P/B ratio, and three-year sales-per-share growth value, compared to that of the S&P MidCap 400 Index.

Lipper Small-Cap Growth Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalization's (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average P/E and P/B ratio, and three-year sales-per-share growth value, compared to that of the S&P SmallCap 600 Index.

Lipper Equity Income Funds Average is comprised of mutual funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

Lipper U.S. Mortgage Funds Average is comprised of mutual funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Merrill Lynch 1-5-Year Government Bond Index tracks the performance of government bonds in that maturity range with a rating of at least Baa.

Merrill Lynch 1-12-Year Municipal Bond Index tracks the performance of municipal bonds with intermediate maturities of a least one year, but no more than 12 years maturities.

Merrill Lynch 3-7-Year Municipal Bond Index tracks the performance of municipal bonds with intermediate maturities of a least three years, but no more than seven years.

Merrill Lynch Government/Corporate Master Index consists of issues which include corporate debt obligations rated BBB or better and publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof. These quality parameters are based on composites of ratings assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc. Only notes and bonds with a minimum maturity of one year are included.

Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East
(EAFE) Index is comprised of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

Price-to-Earnings Ratio (P/E) -- A valuation ratio of a company's current share price to its per-share earnings. A high P/E means high projected earnings in the future. This ratio gives an investor an idea of how much they are paying for a particular company's earning power.

Price-to-Book Ratio (P/B) -- The ratio of price-to-book value gives an investor an idea about the relationship between the stock's price and the company's underlying value. Other things being equal, people who invest for value prefer companies with a low ratio of price-to-book value.

Russell MidCap(R) Growth Index tracks the performance of a basket of more than 430 mid-cap growth stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Growth Index tracks the performance of domestically traded common stocks of small- to mid-sized companies with higher price-to-book ratios and higher forecasted growth values.

S&P 1500 SuperComposite Index is a combination of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices, and provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization.

S&P 500/BARRA Value Index a market capitalization-weighted index of the stocks in the S&P 500 Index having the lowest price-to-book ratios.

S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

S&P MidCap 400 Index is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation.

S&P SmallCap 600 Index is an unmanaged index comprised of 600 domestic small-capitalization stocks chosen for market size, liquidity and industry group representation.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

MESSAGE FROM THE CHAIRMAN AND INVESTMENT ADVISOR

DEAR SHAREHOLDERS:

We are pleased to send you this annual report for the 12 months ended July 31, 2002. The period included such events as the terrorist attacks of September 11, corporate accounting scandals and conflicted economic signs. These and other factors combined to create an extremely volatile market environment.

One event of significant importance to AmSouth was the hiring of Joseph T. Keating as Chief Investment Officer for AmSouth Investment Management Company, LLC, investment advisor to the AmSouth Funds. Mr. Keating joins us from Fifth Third Bancorp in Cincinnati, where he was chief market strategist and chief fixed-income officer. With 21 years of investment management experience and a national reputation in the investment advisory arena, Mr. Keating will play an instrumental role in AmSouth's continuing drive to excellence.

A profound sense of investor anxiety

The recent period began with the economy in a recession, which was aggravated by the events of September 11. The Federal Reserve Board (the "Federal Reserve") cut short-term interest rates five times during the period in an effort to heighten economic growth.

These rate cuts, combined with a series of cuts made during previous periods, were somewhat effective. The economy showed signs of improvement, but the pace of the economic recovery remained uncertain. Investors briefly anticipated a vigorous rebound, and even predicted that the Federal Reserve would soon need to raise short-term rates. However, evidence began to suggest that the economy was recovering at a slower pace than was originally speculated. Such evidence caused some investors to worry that the economic recovery would stall during the second half of 2002, and dampen prospects for stronger corporate profit growth.

The second half of the period was influenced by a series of corporate accounting scandals at several large, high profile firms such as Enron, WorldCom and Adelphia. Such corporate malfeasance severely damaged investor confidence in companies' reported financial results. The unrelenting flow of unsettling news reports about fraud, insider trading, self-dealing and other problems caused investors to worry that there is insufficient regulatory and corporate governance oversight to deal with these issues.

We feel other factors also weighed heavily on investors. Global political uncertainties, frequent and brusque warnings about additional terrorist threats, economic traumas in South America and Japan, and the recent decline in the value of the dollar helped create a profound sense of investor anxiety.

A period of significant stock market volatility

Stocks suffered significant volatility in that difficult environment, and ended the 12-month period lower than where they began. When it appeared that the economy was recovering at a rapid pace--during the final months of 2001 and in March 2002, for example--investors bought stocks. However, stock prices fell on signs that the economic rebound was less robust than expected.

The rash of corporate scandals and the resulting decline in investor confidence contributed to the especially severe stock market losses during the second half of the period. The 13.39% decline in the S&P 500 Stock Index/1/ (the "S&P") during the second quarter of 2002 was the sixth-worst quarterly return in the history of the index.

Bonds outperform stocks

Fixed-income securities delivered strong returns during the period. Nervous investors seeking shelter from the volatile equity markets flocked to Treasury securities. The Federal Reserve's rate cuts also benefited bonds, whose prices rise as yields fall. At the end of the period, yields on Treasury instruments with maturities of five years or less were even lower than they were following last fall's terrorist attacks.

Technical factors related to the recent moderate revival in mortgage refinancing helped drive Treasury yields lower. As mortgage rates decline, borrowers refinance their existing mortgages. This results in shortened durations for mortgage-backed securities, which causes investors and mortgage lenders to buy Treasuries in an effort to make up their lost duration.

A recovery is well underway

It appears that the economic recovery is well underway. The economy has now been recovering at a moderate but steady pace for the past seven months, and should continue to expand at a similar pace going forward. Inflation and interest rates will likely remain low, and low rates historically have a positive influence on investments in long-term financial assets. Meanwhile, corporate profits have started to recover and second-quarter earnings reports should confirm that the profit recession has ended.

We expect stocks to perform well going forward. Stocks today are valued much more reasonably than they were before the recent bear market. The expected annual return of common stocks continues to rise and is now approaching 10% to 12%--about average for stock market returns over time.

Stocks should also benefit as the negative investor sentiment brought on by corporate scandals begins to subside, as it probably will during the coming months. Investors are likely to take note of aggressive steps being taken to clean up corporate governance and financial reporting systems, jail the perpetrators and restore confidence. Such actions include a new SEC ruling requiring CEOs and CFOs of the largest 945 public corporations to personally certify that their financial statements are accurate. Congress has also passed a law containing tougher rules to govern the accounting industry and harsher criminal penalties for corporate financial fraud. As investor sentiment turns, the rebound in stock prices could be very strong.

It appears that fixed-income investors continue to question whether the economic rebound will gain traction during the second half of 2002 and into 2003. Clearer signs of a sustained economic acceleration will probably cause bond yields to rise. Bond yields also could rise as the anxiety hanging over the equity market lifts and investors move money from bonds into stocks. That said, we expect Federal Reserve policy to remain neutral until well into 2003.

Regardless of short-term developments, we will continue to take a long-term view as investment managers. Thank you for your continued confidence in the AmSouth Funds. We look forward to serving your financial needs in the months and years ahead.


Sincerely,

/s/ J. David Huber

J. David Huber
Chairman
AmSouth Funds

/s/ Joseph T. Keating

Joseph T. Keating
Chief Investment Officer
AmSouth Investment Management Company, LLC


/1/See Glossary of Terms for additional information.

Investments in the Funds are neither guaranteed by, nor obligations of, AmSouth Bank or any other bank and are not insured by the FDIC or any other government agency. Investment in mutual funds involves risk, including the possible loss of principal. This material must be preceded or accompanied by a current prospectus.

  AMSOUTH VALUE FUND


Portfolio Manager                                                            [GRAPHIC]

Richard H. Calvert, CFA                                PORTFOLIO MANAGERS' PERSPECTIVE
Vice President                           "The AmSouth Value Fund uses a 'value investing' approach.
AmSouth Bank                             Rather than pursue hot stocks that are in high demand, we
AmSouth Investment Management Company,   search for solid companies with good fundamentals that are
LLC                                      available at attractive prices. By adhering to this investment approach through entire market cycles, we seek to achieve
Richard has been a portfolio manager     above average long-term results with less volatility than the
and analyst for more than seven years.                                overall market."
He is a member of AmSouth Bank's value
strategy group and the asset allocation
committee. He holds a B.S. in economics.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2002, the AmSouth Value Fund returned -31.21% (Class A Shares at NAV). That compares with a -23.62% and a -25.66% return for the Fund's benchmarks, the S&P 500 Stock Index and the S&P 500/BARRA Value Index.

Q. What factors affected the Fund's performance?

A. The equity market was very volatile during the recent 12-month period, due to factors that included a weak economy, the terrorist attacks of September 11 and a string of corporate accounting scandals. Value stocks posted a mixed performance during the period. Such stocks performed well early in the period as investors became wary of high valuations of growth stocks. However, growth stocks benefited most during several short stock-market rallies that resulted from the release of positive economic data.

We looked to position the Fund in defensive sectors, such as pharmaceuticals, that we believed would perform relatively well in a weak economic environment. We also took advantage of attractively valued utility companies. The Fund has sizable weighting in energy stocks, which we believe will rebound as the economy recovers. Some specific stocks that benefited the Fund's performance during the period include Harris Corporation (1.76% of net assets), up 7%; International Paper Co. (1.50%), down 2.8%: and Weyerhaeuser (1.94%), down 1.6%; Raytheon Co. (0.61%), up 12.8%; Bank of America (2.35%), up 4.5%; and
Pharmacia Corp. (2.90%), up (0.3%). We reduced the Fund's technology holdings, as many stocks were overvalued.++

The Fund's top-five holdings as of July 31, 2002 were Washington Mutual, Inc. (4.14% of net assets), St. Paul Cos., Inc. (3.24%), Chubb Corp. (3.06%), Hilton Hotels Corp. (2.99%) and Valero Energy (2.92%).++

Q. What is your outlook for the next six to twelve months?

A. We expect that the stock market will continue to be volatile during the coming months, as the economy gradually improves. However, our management style does not attempt to time the market or base our investment decisions on a macro view of the future direction of the market. In a market characterized by volatility, buying fairly-valued or undervalued stocks could help us outperform our benchmarks.




++The Fund's portfolio composition is subject to change.

                                                             AMSOUTH VALUE FUND

                                    [CHART]

Value of a $10,000 Investment

               AmSouth Value Fund             S&P 500        S&P 500/BARRA
                (Class A Shares)*           Stock Index       Value Index
                -----------------           -----------       -------------
 7/31/1992            9,450                    10,000             10,000
 8/31/1992            9,110                     9,796              9,710
 9/30/1992            9,249                     9,911              9,817
10/31/1992            9,288                     9,945              9,738
11/30/1992            9,614                    10,283             10,002
12/31/1992            9,660                    10,409             10,183
 1/31/1993            9,917                    10,496             10,464
 2/28/1993           10,060                    10,639             10,825
 3/31/1993           10,395                    10,863             11,124
 4/30/1993           10,427                    10,600             11,080
 5/31/1993           10,740                    10,883             11,287
 6/30/1993           10,714                    10,915             11,436
 7/31/1993           10,754                    10,871             11,578
 8/31/1993           11,162                    11,283             12,031
 9/30/1993           11,009                    11,196             12,027
10/31/1993           11,194                    11,428             12,092
11/30/1993           11,124                    11,319             11,875
12/31/1993           11,436                    11,456             12,077
 1/31/1994           11,954                    11,845             12,640
 2/28/1994           11,670                    11,523             12,182
 3/31/1994           11,118                    11,022             11,681
 4/30/1994           11,178                    11,163             11,928
 5/31/1994           11,439                    11,346             12,125
 6/30/1994           11,286                    11,068             11,790
 7/31/1994           11,605                    11,431             12,188
 8/31/1994           11,961                    11,899             12,533
 9/30/1994           11,709                    11,608             12,092
10/31/1994           11,844                    11,868             12,355
11/30/1994           11,333                    11,437             11,854
12/31/1994           11,479                    11,606             12,000
 1/31/1995           11,695                    11,907             12,325
 2/28/1995           12,194                    12,370             12,803
 3/31/1995           12,555                    12,735             13,156
 4/30/1995           13,031                    13,109             13,589
 5/31/1995           13,393                    13,633             14,194
 6/30/1995           13,415                    13,949             14,302
 7/31/1995           13,840                    14,411             14,794
 8/31/1995           13,867                    14,447             14,921
 9/30/1995           14,153                    15,056             15,440
10/31/1995           13,900                    15,003             15,199
11/30/1995           14,451                    15,660             15,996
12/31/1995           14,623                    15,962             16,439
 1/31/1996           15,060                    16,505             16,930
 2/29/1996           15,249                    16,658             17,089
 3/31/1996           15,646                    16,819             17,489
 4/30/1996           16,134                    17,066             17,667
 5/31/1996           16,314                    17,506             17,934
 6/30/1996           16,171                    17,573             17,847
 7/31/1996           15,373                    16,797             17,094
 8/31/1996           15,899                    17,151             17,566
 9/30/1996           16,251                    18,116             18,318
10/31/1996           16,186                    18,615             18,939
11/30/1996           17,138                    20,021             20,388
12/31/1996           16,924                    19,625             20,053
 1/31/1997           17,573                    20,850             20,978
 2/28/1997           18,155                    21,014             21,131
 3/31/1997           17,785                    20,152             20,408
 4/30/1997           18,209                    21,354             21,174
 5/31/1997           19,556                    22,659             22,501
 6/30/1997           20,293                    23,667             23,361
 7/31/1997           21,883                    25,549             25,230
 8/31/1997           21,120                    24,119             24,089
 9/30/1997           22,435                    25,439             25,501
10/31/1997           21,282                    24,591             24,564
11/30/1997           21,975                    25,728             25,500
12/31/1997           22,391                    26,170             26,066
 1/31/1998           22,461                    26,459             25,745
 2/28/1998           24,073                    28,366             27,676
 3/31/1998           25,359                    29,817             29,078
 4/30/1998           25,127                    30,123             29,422
 5/31/1998           25,050                    29,606             29,008
 6/30/1998           25,315                    30,807             29,228
 7/31/1998           24,584                    30,482             28,593
 8/31/1998           21,294                    26,078             23,996
 9/30/1998           22,639                    27,750             25,453
10/31/1998           24,566                    30,004             27,447
11/30/1998           25,748                    31,821             28,877
12/31/1998           26,334                    33,654             29,891
 1/31/1999           26,358                    35,061             30,495
 2/28/1999           25,779                    33,971             29,838
 3/31/1999           26,471                    35,330             30,743
 4/30/1999           28,443                    36,698             33,393
 5/31/1999           28,519                    35,833             32,803
 6/30/1999           29,169                    37,816             34,063
 7/31/1999           28,251                    36,640             33,016
 8/31/1999           27,336                    36,459             32,179
 9/30/1999           25,938                    35,460             30,920
10/31/1999           27,084                    37,703             32,666
11/30/1999           26,824                    38,470             32,474
12/31/1999           27,352                    40,732             33,694
 1/31/2000           25,780                    38,686             32,622
 2/29/2000           24,027                    37,955             30,584
 3/31/2000           26,981                    41,665             33,773
 4/30/2000           26,663                    40,412             33,547
 5/31/2000           27,113                    39,584             33,651
 6/30/2000           25,527                    40,559             32,322
 7/31/2000           25,939                    39,925             32,969
 8/31/2000           27,772                    42,404             35,179
 9/30/2000           27,884                    40,166             35,172
10/31/2000           28,543                    39,995             35,830
11/30/2000           27,538                    36,844             33,995
12/31/2000           28,741                    37,025             35,746
 1/31/2001           30,402                    38,338             37,255
 2/28/2001           29,812                    34,844             34,786
 3/31/2001           28,917                    32,638             33,413
 4/30/2001           30,953                    35,173             35,680
 5/31/2001           31,863                    35,409             36,053
 6/30/2001           31,625                    34,547             34,885
 7/31/2001           31,412                    34,207             34,282
 8/31/2001           30,513                    32,068             32,300
 9/30/2001           27,781                    29,478             29,232
10/31/2001           28,831                    30,041             29,232
11/30/2001           29,421                    32,344             31,087
12/31/2001           29,914                    32,628             31,560
 1/31/2002           29,627                    32,152             30,694
 2/28/2002           28,885                    31,532             30,419
 3/31/2002           31,716                    32,718             31,978
 4/30/2002           29,894                    30,735             30,376
 5/31/2002           28,591                    30,509             30,497
 6/30/2002           25,459                    28,337             28,574
 7/31/2002           21,609                    26,129             25,485


The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
----------------------------------------------------------------------------
As of July 31, 2002     Inception Date    1 Year     5 Year     10 Year
----------------------------------------------------------------------------
Class A Shares*            12/1/88        -35.00%    -1.37%      8.01%
Class B Shares**           9/3/97/1/      -34.79%    -1.21%      7.69%
Trust Shares               9/2/97/1/      -31.09%    -0.09%      8.71%
----------------------------------------------------------------------------
 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).




 The chart and table above compare a hypothetical $10,000 investment from 7/31/92 to 7/31/02 versus a similar investment in the Fund's benchmarks. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth Value Fund is measured against the S&P 500 Stock Index and the S&P 500/BARRA Value Index. The S&P 500 Stock Index is generally representative of the U.S. stock market as a whole. The S&P 500/BARRA Value Index is generally representative of the stocks in the S&P 500 with the lowest price-to-book ratios. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower. The Fund has changed its standardized benchmark from the S&P 500 Stock Index to the S&P 500/BARRA Value Index to provide a more appropriate market comparison for the Fund's performance.

/1/ Performance for the Class B and Trust Shares, which commenced operations on 9/3/97 and 9/2/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH CAPITAL GROWTH FUND

Portfolio Manager                                                            [GRAPHIC]

Charles E. Winger, Sr., CFA
Senior Vice President                                  PORTFOLIO MANAGER'S PERSPECTIVE
AmSouth Bank                             "As a growth-oriented fund, the Capital Growth Fund focuses
AmSouth Investment Management Company,   on industry leaders with high earnings per share. We
LLC                                      generally look for annual earnings growth of 15% or higher.
                                         After identifying strong themes, such as technology or health
Charley has more than 30 years of        care, we select companies that have financial strength, good
investment management experience,        return on equity, reasonable debt-to-equity ratios and strong
including 11 years with First American   revenue growth. We apply sell discipline through price targets
National Bank. He earned a Chartered                             and downside alerts."
Financial Analyst designation in 1976
and has served as a president of the
Nashville Society of Financial
Analysts. He holds his M.B.A. and a
B.A. in psychology from the University
of Tennessee.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the period?

A. The Fund's total return for the 12 months ended July 31, 2002, was -26.70% (Class A Shares at NAV). In comparison, the Fund's benchmarks, the S&P 500 Stock Index, and the Lipper Large-Cap Growth Funds Average/1/, returned -23.62% and -28.89% for the period, respectively.

Q. What factors affected the Fund's performance?

A. Large-cap growth stocks performed poorly during the period due to factors such as an economic recession, the events of September 11 and a series of corporate scandals that damaged investor confidence. Technology and telecommunications stocks suffered the worst losses, while strong consumer spending helped to sustain the consumer discretionary and retail sectors.

Q. How did you manage the Fund in that environment?

A. We overweighted consumer sectors such as retail. That strategy benefited performance, as consumers continued to spend despite the weak economy. Three of the five top-performing stocks in the portfolio during the period were Chico's FAS, Inc. (1.65% of net assets), up 27%; Kohl's Corp. (1.23%), up 15%; and Staples, Inc. (0.31%), up 11%. The
Fund's overweighting in the technology sector hurt performance. However, our strategy of investing in firms with strong balance sheets, as well as taking relatively small positions in any single technology stock, helped the Fund avoid some of the sector's worst losses.++

We also increased the Fund's position in health care stocks, which offered attractive valuations, as well as the mid-cap sector. Mid-cap stocks, those with market capitalizations of $1 billion to $10 billion, offered strong growth prospects and attractive valuations. We underweighted sectors such as utilities and energy that we felt did not offer strong growth potential over the long term.

As of July 31, 2002, the Fund's top fiveholdings were Pfizer, Inc. (2.91% of net assets), Microsoft Corp. (2.87%), Johnson & Johnson (2.77%), SYSCO Corp.
(2.54%) and Wal-Mart Stores, Inc. (2.48%).++

Q. What is your outlook for the next six to twelve months?

A. It appears that the economy and corporate profits are beginning to show signs of improvement, and we expect a modest recovery to occur during the coming months. The outlook for large-cap growth stocks in that environment is positive, especially now that value-oriented stocks have generally become more fully valued.

We intend to increase the Fund's position in sectors such as technology, financial services and industrials in anticipation of further economic improvements. Meanwhile, we have reduced the Fund's position in retail stocks due to their strong performance in recent months. As always, we will look to invest in high quality, financially sound firms with strong earnings growth potential.


/1/See Glossary of Terms for additional information.

++The Fund's portfolio composition is subject to change.

                                                    AMSOUTH CAPITAL GROWTH FUND

                                    [CHART]

Value of a $10,000 Investment

                AmSouth Capital      S&P 500
                  Growth Fund         Stock
               (Class A Shares)*      Index
               ----------------       -----
 7/31/1992           9,452           10,000
 8/31/1992           9,300            9,796
 9/30/1992           9,604            9,911
10/31/1992           9,817            9,945
11/30/1992          10,228           10,283
12/31/1992          10,487           10,409
 1/31/1993          10,670           10,496
 2/28/1993          10,609           10,639
 3/31/1993          10,913           10,863
 4/30/1993          10,426           10,600
 5/31/1993          10,624           10,883
 6/30/1993          10,563           10,915
 7/31/1993          10,609           10,817
 8/31/1993          10,837           11,283
 9/30/1993          10,898           11,196
10/31/1993          10,776           11,428
11/30/1993          10,685           11,319
12/31/1993          10,852           11,456
 1/31/1994          11,279           11,845
 2/28/1994          11,126           11,523
 3/31/1994          10,654           11,022
 4/30/1994          10,578           11,163
 5/31/1994          10,639           11,346
 6/30/1994          10,304           11,068
 7/31/1994          10,563           11,431
 8/31/1994          11,050           11,899
 9/30/1994          10,837           11,608
10/31/1994          10,959           11,868
11/30/1994          10,594           11,437
12/31/1994          10,807           11,606
 1/31/1995          11,096           11,907
 2/28/1995          11,522           12,370
 3/31/1995          11,796           12,735
 4/30/1995          11,781           13,109
 5/31/1995          12,207           13,633
 6/30/1995          12,374           13,949
 7/31/1995          12,998           14,411
 8/31/1995          12,877           14,447
 9/30/1995          13,364           15,056
10/31/1995          13,272           15,003
11/30/1995          14,003           15,660
12/31/1995          14,094           15,962
 1/31/1996          14,642           16,505
 2/29/1996          15,008           16,658
 3/31/1996          15,221           16,819
 4/30/1996          15,632           17,066
 5/31/1996          15,902           17,506
 6/30/1996          15,890           17,573
 7/31/1996          14,916           16,797
 8/31/1996          15,205           17,151
 9/30/1996          16,043           18,116
10/31/1996          16,728           18,615
11/30/1996          17,717           20,021
12/31/1996          17,230           19,625
 1/31/1997          18,158           20,850
 2/28/1997          17,884           21,014
 3/31/1997          17,059           20,152
 4/30/1997          18,140           21,354
 5/31/1997          19,267           22,659
 6/30/1997          20,023           23,667
 7/31/1997          21,746           25,549
 8/31/1997          20,663           24,119
 9/30/1997          21,751           25,439
10/31/1997          21,278           24,591
11/30/1997          21,903           25,728
12/31/1997          22,535           26,170
 1/31/1998          22,658           26,459
 2/28/1998          24,436           28,366
 3/31/1998          25,581           29,817
 4/30/1998          25,493           30,123
 5/31/1998          24,489           29,606
 6/30/1998          25,739           30,807
 7/31/1998          25,968           30,482
 8/31/1998          22,517           26,078
 9/30/1998          24,266           27,750
10/31/1998          25,588           30,004
11/30/1998          26,823           31,821
12/31/1998          29,758           33,654
 1/31/1999          31,267           35,061
 2/28/1999          30,429           33,971
 3/31/1999          31,309           35,330
 4/30/1999          31,100           36,698
 5/31/1999          29,989           35,833
 6/30/1999          32,315           37,816
 7/31/1999          31,728           36,640
 8/31/1999          31,246           36,459
 9/30/1999          30,644           35,460
10/31/1999          32,056           37,703
11/30/1999          33,317           38,470
12/31/1999          36,262           40,732
 1/31/2000          34,950           38,686
 2/29/2000          34,924           37,955
 3/31/2000          38,407           41,665
 4/30/2000          37,422           40,412
 5/31/2000          36,388           39,584
 6/30/2000          37,851           40,559
 7/31/2000          37,776           39,925
 8/31/2000          40,139           42,404
 9/30/2000          39,595           40,166
10/31/2000          39,310           39,995
11/30/2000          36,846           36,844
12/31/2000          36,013           37,025
 1/31/2001          36,040           38,338
 2/28/2001          32,069           34,844
 3/31/2001          28,399           32,638
 4/30/2001          31,384           35,173
 5/31/2001          31,412           35,409
 6/30/2001          30,535           34,547
 7/31/2001          29,741           34,207
 8/31/2001          27,085           32,068
 9/30/2001          24,045           29,478
10/31/2001          25,277           30,041
11/30/2001          27,742           32,344
12/31/2001          28,180           32,628
 1/31/2002          28,208           32,152
 2/28/2002          27,140           31,532
 3/31/2002          28,235           32,718
 4/30/2002          26,564           30,735
 5/31/2002          25,688           30,509
 6/31/2002          23,853           28,337
 7/31/2002          21,799           26,129


The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.


Average Annual Total Return
--------------------------------------------------------------------------------
As of July 31, 2002    Inception Date    1 Year    5 Year    10 Year
--------------------------------------------------------------------------------
Class A Shares*            4/1/96/1/     -30.72%   -1.08%      8.10%
Class B Shares**           2/5/98/2/     -30.88%   -1.10%      7.69%
Trust Shares              10/3/97/2/     -26.62%    0.07%      8.73%
--------------------------------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).







 The chart and table above compare a hypothetical $10,000 investment from 7/31/92 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmark. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 Performance of the AmSouth Capital Growth Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 4/1/96 to 3/12/00 of the ISG Capital Growth Fund, an open-end investment company that was the predecessor fund to the AmSouth Capital Growth Fund.

/1/The ISG Capital Growth Fund commenced operations on 4/1/96, through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods dating back to 7/31/92, and prior to the mutual fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected.

/2/Performance for the Class B and Trust Shares, which commenced operations on 2/5/98 and 10/3/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH LARGE CAP FUND

Portfolio Manager                                                                                [GRAPHIC]

Ronald E. Lindquist
Senior Vice President
AmSouth Bank                                                            PORTFOLIO MANAGER'S PERSPECTIVE
AmSouth Investment Management Company, LLC
                                                             "The Amsouth Large Cap Fund is managed in a traditional
Ron has more than 35 years of investment management          large-cap growth style. Our goal is to outperform the S&P 500
experience with parent company acquired First American       over multiple market cycles.  We look for industry leaders that
National Bank, Deposit Guaranty National Bank and            have demonstrated relatively predictable 3-to-5-year earnings
Commercial National Bank. A founding member of the           streams.  We typically select large companies with superior
Financial Analysts Society of South Florida, he has a        earnings per share histories and rational price/earnings ratios.
master's degree in management science from Florida           We consider sells when a stock's relative price/earnings level in
International University and a B.S. in finance from Florida  well in excess of its historic norm or when a significant and
State University.                                            ongoing earnings stream deterioration is forecast."

                                    [GRAPHIC]

                                      Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2002, the Fund experienced a total return of -22.75% (Class A Shares at NAV). However weak, that result compares favorably to the -23.62% and -24.18% total returns posted by the Fund's benchmarks, the S&P 500 Stock Index and the Lipper Large-Cap Core Funds Average/1/, respectively.

Q. What factors affected the Fund's performance?

A. Large-cap stocks faced a difficult economic environment during the period. A weakening economy, the terrorist attacks of September 11 and a string of corporate accounting scandals severely damaged investor confidence. Information technology and telecommunications stocks were our worst performing issues during the period. On the other hand, strong consumer spending patterns buoyed consumer discretionary and retail stock prices.

The Fund benefited from its consumer discretionary and consumer staples holdings, which made up roughly 30% of the Fund's assets during the period. Some stocks that contributed positively to the Fund's returns included Gillette Co. (1.39% of net assets), up 18%; Avery Dennison Corp. (1.05%), up 21%; Proctor & Gamble Co. (1.88%), up 26%; and United HealthGroup, Inc. (0.93%), up 30%.++

Information technology stocks comprised nearly 24% of our portfolio, and those holdings declined in price some 40% on average during the period. That routinely weighty allocation significantly reduced the Fund's performance. We began the period with 69 stocks in our portfolio and ended with 67. The Fund's top five holdings as of July 31, 2002, were IBM Corp. (3.72% of net assets), Johnson & Johnson (3.36%), Merck & Co. (3.15%), General Electric Co. (3.06%) and SYSCO Corp. (2.75%).++

Q. What is your outlook for the next six to twelve months?

A. We believe that the economy is growing more slowly than investors had previously anticipated, which will diminish the strength of corporate earnings growth in the coming months. However, we do not believe that the economy is in danger of slipping back into a recession. In fact, we expect to see continued moderate but persistent economic growth and believe that such growth will contribute, over time, to stronger market performances for the large-cap stocks the Fund holds.




 1See Glossary of Terms for additional information

++The Fund's portfolio composition is subject to change.

                                                         AMSOUTH LARGE CAP FUND



                                    [CHART]

Value of a $10,000 Investment

               AmSouth Large
                 Cap Fund         S&P 500
              (Class A Shares)*  Stock Index
              -----------------  -----------
  8/1/1992         9,452           10,000
 8/31/1992         9,329            9,796
 9/30/1992         9,440            9,911
10/31/1992         9,526            9,945
11/30/1992         9,924           10,283
12/31/1992         9,980           10,409
 1/31/1993         9,961           10,496
 2/28/1993        10,057           10,639
 3/31/1993        10,129           10,863
 4/30/1993         9,746           10,600
 5/31/1993        10,062           10,883
 6/30/1993         9,881           10,915
 7/31/1993         9,823           10,871
 8/31/1993        10,179           11,283
 9/30/1993         9,943           11,196
10/31/1993        10,376           11,428
11/30/1993        10,415           11,319
12/31/1993        10,539           11,456
 1/31/1994        10,704           11,845
 2/28/1994        10,558           11,523
 3/31/1994        10,135           11,022
 4/30/1994        10,174           11,163
 5/31/1994        10,262           11,346
 6/30/1994         9,977           11,068
 7/31/1994        10,124           11,431
 8/31/1994        10,586           11,899
 9/30/1994        10,379           11,608
10/31/1994        10,764           11,868
11/30/1994        10,527           11,437
12/31/1994        10,726           11,606
 1/31/1995        11,047           11,907
 2/28/1995        11,427           12,370
 3/31/1995        11,714           12,735
 4/30/1995        12,075           13,109
 5/31/1995        12,387           13,633
 6/30/1995        12,661           13,949
 7/31/1995        13,126           14,411
 8/31/1995        12,964           14,447
 9/30/1995        13,561           15,056
10/31/1995        13,854           15,003
11/30/1995        14,350           15,660
12/31/1995        14,480           15,962
 1/31/1996        15,092           16,505
 2/29/1996        15,281           16,658
 3/31/1996        15,025           16,819
 4/30/1996        15,237           17,066
 5/31/1996        15,565           17,506
 6/30/1996        15,563           17,573
 7/31/1996        14,895           16,797
 8/31/1996        15,139           17,151
 9/30/1996        16,138           18,116
10/31/1996        16,202           18,615
11/30/1996        17,477           20,021
12/31/1996        17,032           19,625
 1/31/1997        18,120           20,850
 2/28/1997        18,153           21,014
 3/31/1997        17,499           20,152
 4/30/1997        18,753           21,354
 5/31/1997        19,843           22,659
 6/30/1997        20,664           23,667
 7/31/1997        22,379           25,549
 8/31/1997        21,221           24,119
 9/30/1997        22,167           25,439
10/31/1997        21,522           24,591
11/30/1997        22,812           25,728
12/31/1997        23,151           26,170
 1/31/1998        23,769           26,459
 2/28/1998        25,367           28,366
 3/31/1998        26,089           29,817
 4/30/1998        26,298           30,123
 5/31/1998        25,912           29,606
 6/30/1998        27,187           30,807
 7/31/1998        27,120           30,482
 8/31/1998        23,929           26,078
 9/30/1998        25,570           27,750
10/31/1998        27,773           30,004
11/30/1998        29,609           31,821
12/31/1998        31,920           33,654
 1/31/1999        33,473           35,061
 2/28/1999        32,268           33,971
 3/31/1999        32,809           35,330
 4/30/1999        32,623           36,698
 5/31/1999        32,078           35,833
 6/30/1999        34,330           37,816
 7/31/1999        33,774           36,640
 8/31/1999        33,751           36,459
 9/30/1999        32,996           35,460
10/31/1999        34,272           37,703
11/30/1999        36,115           38,470
12/31/1999        37,936           40,732
 1/31/2000        36,717           38,686
 2/29/2000        35,717           37,955
 3/31/2000        38,309           41,665
 4/30/2000        38,580           40,412
 5/31/2000        38,309           39,584
 6/30/2000        39,649           40,559
 7/31/2000        38,106           39,925
 8/31/2000        39,712           42,404
 9/30/2000        38,331           40,166
10/31/2000        38,935           39,995
11/30/2000        37,296           36,844
12/31/2000        37,095           37,025
 1/31/2001        37,650           38,338
 2/28/2001        34,907           34,844
 3/31/2001        32,387           32,638
 4/30/2001        34,432           35,173
 5/31/2001        34,923           35,409
 6/30/2001        33,465           34,547
 7/31/2001        33,639           34,207
 8/31/2001        32,117           32,068
 9/30/2001        29,375           29,478
10/31/2001        30,278           30,041
11/31/2001        32,910           32,344
12/31/2001        32,907           32,628
 1/31/2002        32,945           32,152
 2/28/2002        32,128           31,532
 3/31/2002        33,134           32,718
 4/30/2002        30,863           30,735
 5/31/2002        30,443           30,509
 6/30/2002        27,920           28,337
 7/31/2002        25,986           26,129

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
------------------------------------------------------------------------------
As of July 31, 2002    Inception Date    1 Year    5 Year    Since Inception
------------------------------------------------------------------------------
Class A Shares*             8/3/92      -27.02%     1.88%        10.02%
Class B Shares**          12/15/98/1/   -26.92%     1.91%         9.64%
Trust Shares              12/14/98/1/   -22.64%     3.10%        10.68%
------------------------------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart and table above compare a hypothetical $10,000 investment from 8/3/92 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmark. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth Large Cap Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 8/3/92 to 12/13/98 of the DG Equity Fund and from 12/14/98 to 3/12/00 of the ISG Large Cap Equity Fund, which were open-end investment companies that were predecessor funds to the AmSouth Large Cap Fund.

/1/Performance for the Class B and Trust Shares, which commenced operations on 12/15/98 and 12/14/98, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH MID CAP FUND

Portfolio Managers                                                                               [GRAPHIC]

Neil Wright, President and Chief Investment Officer
Janna Sampson, Director or Portfolio Management                         PORTFOLIO MANAGER'S PERSPECTIVE
Peter Jankovskis, Director of Research                       "Our stock selection strategy for the AmSouth Mid Cap Fund
OakBrook Investments, LLC (sub-advisor)                      is fairly conservative, with Fund returns having a very close correlation to those of the S&P Mid Cap 400 Stock Index/1/.
As sub-advisors of the AmSouth Mid Cap Fund, the AmSouth     We try to be 100% invested and do not try to time the market.
Select Equity Fund, and AmSouth Enhanced Market Fund, Neil,  Through the use of a sophisticated computer model, we attempt
Janna and Peter are three veteran investment professionals   to identify and invest in 320 to 380 stocks within the S&P
who have more than 50 years of combined experience. Neil     Mid Cap 400 that are starting to experience a widening range and Peter have Ph.D.s in economics, and Janna holds an M.A.  of investor expectations. We look to overweight those stocks
in economics They have worked together for the past ten      that we expect will outperform the overall market."
years.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2002, the Fund's total return was -22.14% (Class A Shares at NAV). In comparison, the Fund's benchmarks, the Russell MidCap(R) Growth Index, the S&P MidCap 400 Index, and the Lipper Mid-Cap Growth Funds Average/1/, returned -28.68%, -12.65% and -28.88%, respectively, for the period,.

Q. What factors affected the Fund's performance?

A. The Fund held growth-oriented shares of mid-cap companies for most of the period. Such stocks suffered large losses as economic uncertainty, the threat of terrorist attacks and corporate accounting scandals weakened investor confidence in growth companies. The Fund's focus, as of June 20, when Oakbrook Investments, LLC began managing the Fund, has changed from mid-cap growth stocks to a mix of both growth and value stocks in the mid-cap sector. Going forward, the Fund will overweight undervalued stocks without creating a bias toward either growth or value. The Fund will hold 80% to 90% of the names in the S&P MidCap 400 Index.

As of July 31, 2002, the Fund's top five holdings were National Commerce Financial Corp. (1.11% of net assets), GreenPoint Financial Corp. (1.07%), M&T Bank Corp. (1.02%), Golden State Bank Corp., Inc. (0.97%), Compass Bancshares, Inc. (0.95%).++

Q. What is your outlook for the next six to twelve months?

We believe that we are going to see stock prices rebound from recent unduly depressed levels. Market volatility may remain high due to factors such as corporate accounting scandals and the threat of terrorist attacks. We are beginning to see a recovery in corporate earnings, but profits may be slow to recover in sectors such as technology and telecommunications.

In our opinion, investors during this period would be well advised to maintain a broadly diversified portfolio to gain protection from company-specific problems (such as accounting surprises) while benefiting from broader gains in the market.


/1/See Glossary of Terms for additional information.

++The Fund's portfolio composition is subject to change.

                                                           AMSOUTH MID CAP FUND

                                    [CHART]

Value of a $10,000 Investment

              AmSouth Mid Cap Fund        Russell MidCap(R)         S&P MidCap
                (Class A Shares)*           Growth Index            400 Index
              --------------------        -----------------       -------------
  5/4/1999          9,452                      10,000                 10,000
 5/31/1999          9,338                       9,871                 10,043
 6/30/1999         10,331                      10,561                 10,581
 7/31/1999         10,567                      10,224                 10,356
 8/31/1999         10,614                      10,118                 10,001
 9/30/1999         10,851                      10,032                  9,693
10/31/1999         11,786                      10,808                 10,186
11/30/1999         13,696                      11,927                 10,721
12/31/1999         16,380                      13,992                 11,358
 1/31/2000         16,304                      13,989                 11,038
 2/29/2000         19,026                      16,930                 11,811
 3/31/2000         18,507                      16,947                 12,799
 4/30/2000         16,153                      15,302                 12,352
 5/31/2000         14,792                      14,187                 12,198
 6/30/2000         16,115                      15,692                 12,377
 7/31/2000         15,756                      14,698                 12,573
 8/31/2000         17,656                      16,915                 13,977
 9/30/2000         16,928                      16,088                 13,881
10/31/2000         15,794                      14,987                 13,410
11/30/2000         13,327                      11,730                 12,398
12/31/2000         13,932                      12,348                 13,347
 1/31/2001         13,894                      13,053                 13,644
 2/28/2001         12,628                      10,796                 12,865
 3/31/2001         11,399                       9,251                 11,909
 4/30/2001         12,524                      10,792                 13,222
 5/31/2001         12,694                      10,742                 13,530
 6/30/2001         12,231                      10,747                 13,476
 7/31/2001         11,399                      10,023                 13,275
 8/31/2001         10,633                       9,296                 12,841
 9/30/2001          9,565                       7,760                 11,243
10/31/2001          9,839                       8,575                 11,741
11/30/2001         10,388                       9,499                 12,614
12/31/2001         10,718                       9,860                 13,266
 1/31/2002         10,473                       9,540                 13,197
 2/28/2002          9,981                       8,999                 13,213
 3/31/2002         10,558                       9,686                 14,158
 4/30/2002         10,709                       9,173                 14,092
 5/31/2002         10,312                       8,899                 13,854
 6/30/2002          9,783                       7,917                 12,840
 7/31/2002          8,875                       7,148                 11,596

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.


Average Annual Total Return
-----------------------------------------------------------------------
As of July 31, 2002     Inception Date       1 Year     Since Inception
-----------------------------------------------------------------------
Class A Shares*            5/4/99           -26.41%         -3.61%
Class B Shares**           5/4/99           -26.68%         -3.68%
Trust Shares               5/4/99           -22.06%         -1.89%
-----------------------------------------------------------------------

 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

 The chart and table above compare a hypothetical $10,000 investment from 5/4/99 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmarks. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth Mid Cap Fund is measured against the Russell MidCap(R) Growth Index and the S&P MidCap 400 Index. The Russell MidCap Growth Index tracks the performance of a basket of more than 430 mid-cap growth stocks. The S&P MidCap 400 Index tracks the performance of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower. The Fund has changed its standardized benchmark from the Russell MidCap Growth(R) Index to the S&P MidCap 400 Index in order to provide a more appropriate market comparison for the Fund's performance.

 The total returns reflect the performance from 5/4/99 to 3/12/00 of the ISG Mid-Cap Fund, an open-end investment company that was the predecessor fund to the AmSouth Mid Cap Fund.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH SMALL CAP FUND+

PORTFOLIO MANAGER
                                                           [GRAPHIC]
Dean McQuiddy, CFA
Principal and Director of Equity Investments
Sawgrass Asset Management, LLC (sub-advisor)       PORTFOLIO MANAGER'S PERSPECTIVE
                                                   "For the AmSouth Small Cap Fund, we use a disciplined
Dean McQuiddy, Sub-advisor to the AmSouth Small    investment process to identify 60 to 80 fundamentally
Cap Fund, has 19 years of experience in            attractive small companies that share certain attributes:
investment management and a B.S. in finance. He    above-market sales and earnings growth, increasing estimates
created and managed the small-cap growth product   of future earnings and reasonable valuations. We aim to buy
at Barnett Capital Advisors for 11 years.          these companies in the early stages of their growth--before their stocks get overvalued in the marketplace."

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2002, the Fund produced a total return of -29.55% (Class A Shares at NAV). In comparison, the Fund's benchmarks, the Russell 2000 Growth(R) Index and the Lipper Small-Cap Growth Funds Average/1/, returned -30.61% and -29.34%, respectively.

Q. What factors affected the Fund's performance?

A. The period was characterized by an economic recession, weak corporate profits and poor stock market returns. The Fund outperformed its benchmarks, primarily because of a consistent underweight (most times half-weighted or less) position in the technology sector. We found few technology companies that met our investment criteria of increasing earnings and revenue growth.

The Fund was overweighted in consumer discretionary stocks, such as retailers and homebuilders. Those sectors performed well during the period, and boosted the Fund's performance. Homebuilders benefited from lower interest rates, while strong consumer spending helped retailers. We double-weighted these sectors relative to the Fund's benchmarks. Stocks that benefited the Fund in the consumer discretionary sector included discount retailer Fred's, Inc. (0.94% of net assets), up 63%; Rent-A-Center, Inc. (0.75%), up 38%; and women's clothing retailer Chico's FAS, Inc. (1.66%), up 34%. The Fund also benefited from holding two for-profit education stocks in the consumer discretionary sector:
Career Education Corp. (2.03%), up 77%; and Corinthinan Colleges, Inc. (2.9%), up 27%.++

The Fund's underweight position in financial services, which performed well during the period, dampened its relative performance.

As of July 31, 2002, the Fund's top five holdings were Stericycle, Inc. (3.04% of net assets), Corinthian Colleges, Inc. (2.91%), Activision, Inc. (2.57%), J.B. Hunt Transport Services, Inc. (2.48%) and Coventry Health Care, Inc. (2.40%).++

Q. What is your outlook for the next six to twelve months?

A. There is a sign that we are coming out of the recession. Historically, small-caps have led the market in periods of recovery, and benefit from falling interest rates. Small caps have outperformed during every period since WWII when the Fed made multiple interest rate cuts. Thus, the Fed rate cuts during recent months could be setting the stage for a small-cap rally.

Two other factors make small cap stocks attractive right now: strong earnings growth and low valuations. The average firm represented in the Fund's portfolio delivered earnings growth of more than 60% during the past 12 months.


 +Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than large company stocks on average.

++The Fund's portfolio composition is subject to change.

/1/See Glossary of Terms for additional information.

                                                         AMSOUTH SMALL CAP FUND

                                    [CHART]

Value of a $10,000 Investment

               AmSouth Small
                 Cap Fund            Russell 2000/R/
            (Class A Shares)*         Growth Index
            ----------------          ------------
  3/3/1998      $9,450                   $10,000
 3/31/1998       9,764                    10,419
 4/30/1998       9,764                    10,483
 5/31/1998       9,063                     9,722
 6/30/1998       9,328                     9,821
 7/31/1998       8,664                     9,001
 8/31/1998       6,712                     6,923
 9/30/1998       7,479                     7,625
10/31/1998       7,261                     8,023
11/30/1998       7,840                     8,645
12/31/1998       8,901                     9,427
 1/31/1999       8,456                     9,852
 2/28/1999       7,698                     8,950
 3/31/1999       7,186                     9,269
 4/30/1999       7,091                    10,088
 5/31/1999       7,299                    10,104
 6/30/1999       8,001                    10,636
 7/31/1999       7,963                    10,307
 8/31/1999       7,925                     9,922
 9/30/1999       8,105                    10,113
10/31/1999       8,134                    10,372
11/30/1999       8,958                    11,469
12/31/1999      10,323                    13,490
 1/31/2000      10,295                    13,364
 2/29/2000      12,390                    16,474
 3/31/2000      12,523                    14,742
 4/30/2000      12,238                    13,254
 5/31/2000      11,565                    12,093
 6/30/2000      12,561                    13,655
 7/31/2000      11,869                    12,485
 8/31/2000      12,940                    13,798
 9/30/2000      12,911                    13,113
10/31/2000      12,902                    12,048
11/30/2000      11,262                     9,861
12/31/2000      12,251                    10,464
 1/31/2001      11,536                    11,311
 2/28/2001      11,031                     9,760
 3/31/2001      10,390                     8,873
 4/30/2001      11,315                     9,959
 5/31/2001      11,105                    10,190
 6/30/2001      10,947                    10,468
 7/31/2001      10,642                     9,575
 8/31/2001       9,759                     8,977
 9/30/2001       8,739                     7,529
10/31/2001       8,539                     8,253
11/30/2001       8,665                     8,942
12/31/2001       8,844                     9,499
 1/31/2002       9,023                     9,161
 2/28/2002       8,876                     8,568
 3/31/2002       9,117                     9,312
 4/30/2002       9,454                     9,111
 5/31/2002       8,855                     8,578
 6/30/2002       8,297                     7,851
 7/31/2002       7,498                     6,644

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
-------------------------------------------------------------------------------
As of July 31, 2002    Inception Date     1 Year     Since Inception
-------------------------------------------------------------------------------
Class A Shares*            3/2/98        -33.43%          -6.32%
Class B Shares**           3/2/98        -33.55%          -6.25%
Trust Shares               3/2/98        -29.45%          -4.95%
-------------------------------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart and table above compare a hypothetical $10,000 investment from 3/2/98 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmark. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth Small Cap Fund is measured against the Russell 2000(R) Growth Index, an unmanaged index generally representative of domestically traded common stocks of small to mid-sized companies. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH EQUITY INCOME FUND

Portfolio Manager
                                                                       [GRAPHIC]
Christopher Wiles, CFA
President and Chief Investment Officer
Rockhaven Asset Management, LLC (sub-advisor)                                  PORTFOLIO MANAGER'S PERSPECTIVE
                                                                         "With the AmSouth Equity Income Fund,
Chris has more than 15 years of investment management experience and                          we try to reduce
holds an M.B.A. and a bachelor's degree in finance. Previously, he was    risk through a disciplined portfolio
affiliated with Federated Investments and Mellon Bank.                             construction limited, under
                                                                        normal conditions, to 50 stocks.  Then
                                                                                            we select the most
                                                                        attractive securities on a risk/reward
                                                                                         basis in each sector.
                                                                         Rather than trying to time the market
                                                                                         or guess which sector
                                                                         may offer the greatest return, we put
                                                                                               our emphasis on
                                                                          investing in what we believe are the
                                                                                           best-yielding, best
                                                                        dividend-growing securities, sector by
                                                                                                      sector."

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the period?

A. The Fund posted a total return of -16.08% (Class A Shares at NAV) during the 12-month period ended July 31, 2002. In comparison, the Fund's benchmarks, the S&P 500 Stock Index returned -23.62%, and the Lipper Equity Income Funds Average/1/ posted a -17.62%.

Q. What factors affected the Fund's performance?

A. The Fund faced a difficult market environment during the period. The economy, already in a recession as the period began, weakened further following the events of September 11. Later in the period, a series of corporate accounting scandals severely damaged investor confidence and drove stock prices lower.

Industries that faced significant overcapacity--such as telecommunications, technology and electric utilities--suffered the worst losses. Consumer-driven sectors such as consumer staples and consumer discretionary performed relatively well, as low interest rates helped consumer spending remain strong despite economic weakness. Regional bank stocks also held up relatively well.

Q. How did you position the Fund in that environment?

A. We manage the Fund somewhat differently than other equity income funds by seeking to have exposure to every market sector, while choosing what we believe to be stocks that potentially offer both above-average yields and total returns.

Our focus on shares of high quality, dividend-paying companies benefited performance during the period, as investors favored companies with reliable earnings. The Fund benefited from its investments in consumer stocks such as Anheuser-Busch Cos., Inc. (2.38% on net assets), up 21%; Dean Foods Co. (1.84%), up 21%; and Performance Food Group Co., Cvt Bd, 5.50% 10/16/98 (1.75%), up 8%. We also held approximately 20% of the Fund's assets in convertible securities, which helped to reduce the Fund's volatility and increase its dividend yield.

As of July 31, 2002, the Fund's top five holdings were Washington Mutual, Inc., convertible shares (3.01% of net assets), FPL Group, Inc., convertible shares (2.76%), Bank of America Corp. (2.73%), Pharmacia Corp. (2.68%) and American Express Co. (2.59%).++

Q. What is your outlook going forward?*

A. We expect a muted economic recovery, as companies remain cautious about spending and expansion plans. It is likely that equity returns will be lower going forward than they were during the late 1990s. The large-cap growth companies on which the Fund focuses appear to be attractively valued and we will continue to look for shares of high quality firms that offer the potential for healthy yields and strong growth over time.

 *Shareholders have been notified of the proposal to reorganize the Equity
  Income Fund into the Value Fund later this year.

/1/See Glossary of Terms for a complete definition

++The Fund's portfolio composition is subject to change.

                                                     AMSOUTH EQUITY INCOME FUND

                                    [CHART]

Value of a $10,000 Investment

              AmSouth Equity       S&P 500
               Income Fund           Stock
             (Class A Shares)*       Index
             ----------------       ------
 3/20/1997         $9,452          $10,000
 3/31/1997          9,293            9,589
 4/30/1997          9,618           10,162
 5/31/1997         10,168           10,780
 6/30/1997         10,482           11,264
 7/31/1997         11,136           12,160
 8/31/1997         10,805           11,478
 9/30/1997         11,291           12,107
10/31/1997         10,878           11,703
11/30/1997         11,129           12,244
12/31/1997         11,331           12,455
 1/31/1998         11,457           12,592
 2/28/1998         12,221           13,501
 3/31/1998         12,664           14,192
 4/30/1998         12,635           14,335
 5/31/1998         12,351           14,088
 6/30/1998         12,394           14,661
 7/31/1998         11,947           14,504
 8/31/1998         10,428           12,411
 9/30/1998         10,839           13,202
10/31/1998         11,634           14,276
11/30/1998         12,383           15,142
12/31/1998         12,707           16,014
 1/31/1999         13,113           16,683
 2/28/1999         12,718           16,165
 3/31/1999         13,050           16,812
 4/30/1999         13,586           17,463
 5/31/1999         13,231           17,050
 6/30/1999         13,911           17,997
 7/31/1999         13,640           17,435
 8/31/1999         13,601           17,348
 9/30/1999         13,289           16,873
10/31/1999         14,234           17,941
11/30/1999         14,647           18,309
12/31/1999         15,854           19,384
 1/31/2000         16,049           18,410
 2/29/2000         16,541           18,061
 3/31/2000         17,276           19,828
 4/30/2000         16,726           19,231
 5/31/2000         16,271           18,837
 6/30/2000         16,889           19,301
 7/31/2000         16,248           18,999
 8/31/2000         17,928           20,180
 9/30/2000         17,017           19,114
10/31/2000         16,466           19,033
11/30/2000         14,741           17,533
12/31/2000         15,624           17,619
 1/31/2001         16,181           18,244
 2/28/2001         14,827           16,582
 3/31/2001         13,986           15,532
 4/30/2001         14,954           16,737
 5/31/2001         15,068           16,850
 6/30/2001         14,312           16,440
 7/31/2001         14,142           16,279
 8/31/2001         13,438           15,913
 9/30/2001         12,530           14,628
10/31/2001         12,870           14,907
11/30/2001         13,495           16,050
12/31/2001         13,859           16,191
 1/31/2002         13,916           15,955
 2/28/2002         13,935           15,647
 3/31/2002         14,362           16,236
 4/30/2002         13,905           15,252
 5/31/2002         13,583           15,140
 6/30/2002         12,475           14,062
 7/31/2002         11,868           12,966


The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.


Average Annual Total Return
-------------------------------------------------------------------------------
As of July 31, 2002     Inception Date     1 Year   5 Year   Since Inception
-------------------------------------------------------------------------------
Class A Shares*            3/20/97         -20.71%   0.15         3.24%
Class B Shares**            9/3/97/1/      -20.85%   0.15         3.36%
Trust Shares                9/2/97/1/      -15.96%   1.49         4.54%
-------------------------------------------------------------------------------
*Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

 The chart and table above compare a hypothetical $10,000 investment from 3/20/97 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmark. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth Equity Income Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 1Performance for the Class B and Trust Shares, which commenced operations on 9/3/97 and 9/2/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH BALANCED FUND


PORTFOLIO MANAGERS                                                                     [GRAPHIC]

Richard H. Calvert, CFA, Vice President                          PORTFOLIO MANAGERS' PERSPECTIVE
John P. Boston, CFA, Senior Vice President         "The AmSouth Balanced Fund is a diversified fund that offers
AmSouth Bank                                       investors a simple and easy way to balance their investments
AmSouth Investment Management Company, LLC         in stocks as well as in bonds. Within our equity component, we follow a value strategy, seeking to buy solid companies at
Richard has been a portfolio manager and analyst   attractive prices. We also assess market opportunities to
for more than seven years. He is a member of       allocate assets where we feel they have the best prospects
AmSouth Bank's value strategy group and the asset                    for risk-adjusted returns."
allocation committee. Richard also manages the
AmSouth Value Fund. He holds a B.S. in economics.

John manages the AmSouth Government Income Fund, the Limited Term Bond Fund and co-manages the AmSouth Bond Fund. He has 14 years of experience as a fixed-income manager. He holds a bachelor's degree in finance and political science.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2002?

A. The AmSouth Balanced Fund returned a total of -7.55% (Class A Shares at NAV) during the period. In comparison, the Fund's benchmarks, the S&P 500 Stock Index, the Lehman Brothers Government/Credit Bond Index and the Lipper Balanced Funds Average posted total returns of -23.62%, 6.89% and -12.82%, respectively./1/

Q. What factors affected the Fund's performance?

A. The stock market environment was very difficult during the period. Stocks suffered early in the period due to a weak economy and the terrorist attacks of September 11. Equities rallied briefly beginning in November, as the Fed cut interest rates to 40-year low and new data pointed to an economic recovery. However, a series of corporate accounting scandals damaged investor confidence in the equity markets, causing investors to sell stocks and shift money into fixed-income securities. Bonds performed well during the period as investors were attracted to the relative safety of fixed-income investments.

The equity portion of the Fund benefited from its pharmaceutical holdings, which typically perform well even when the economy is weak. Strong consumer spending buoyed the retail stocks in the Fund's portfolio. The Fund had also a sizable position in energy companies, which we feel should perform well as the economy rebounds.

The Fund's fixed-income holdings performed well during the period. We gradually reduced the duration as the Fed cut essential short-term interest rates. That strategy helped reduce duration risk as rates fell to very low levels. The Fund benefited from its holdings in Treasuries, which performed well as investors favored high quality issues in the difficult environment. We reduced our position in Treasury bonds as their price rose in order to help lock in profits. We increased the Fund's corporate bond exposure to lock in their attractive yields. That strategy dampened performance somewhat. However, our focus on high quality bonds helped us avoid many of the major credit issues that occurred due to corporate accounting scandals.

As of July 31, 2002, the Fund's top five equity holdings were Washington Mutual, Inc. (2.26% of net assets), McGraw Hill Cos., Inc. (1.39%), Marathon Oil Corp. (1.30%), SYSCO Corp. (1.27%) and Walgreen Co. (1.23%).++

As of July 31, 2002, the fixed-income securities within the Fund maintained an average credit quality of AAA, with an average maturity of 7.2 years. Approximately 50% of the Fund's net assets were invested in equities, with 50% invested in fixed-income securities.++

Q. What is your outlook for the next six to twelve months?

A. The Fed appears to be finished cutting interest rates. We believe the economy will grow at a slow pace in the coming months, which should help boost corporate profits while helping to keep inflation low. Stocks may still be fully valued, however, and we expect to maintain the Fund's relatively high fixed-income exposure until equity valuations come down to more attractive levels.


/1/See Glossary of Terms for additional information.

++The Fund's portfolio composition is subject to change.

                                                          AMSOUTH BALANCED FUND


                                    [CHART]

Value of a $10,000 Investment

               AmSouth Balanced      Lehman Brothers
                  Fund (Class       Government/Credit  S&P 500 Stock
                  A Shares)*           Bond Index          Index
                   --------            ----------          -----
 7/31/1992           9,448               10,000             10,000
 8/31/1992           9,321               10,089              9,796
 9/30/1992           9,473               10,227              9,911
10/31/1992           9,411               10,071              9,945
11/30/1992           9,556               10,063             10,283
12/31/1992           9,620               10,235             10,409
 1/31/1993           9,839               10,458             10,496
 2/28/1993          10,009               10,675             10,639
 3/31/1993          10,211               10,711             10,863
 4/30/1993          10,276               10,793             10,600
 5/31/1993          10,445               10,788             10,883
 6/30/1993          10,500               11,033             10,915
 7/31/1993          10,530               11,103             10,871
 8/31/1993          10,845               11,358             11,283
 9/30/1993          10,773               11,397             11,196
10/31/1993          10,891               11,444             11,428
11/30/1993          10,824               11,315             11,319
12/31/1993          11,001               11,364             11,459
 1/31/1994          11,352               11,535             11,845
 2/28/1994          11,117               11,284             11,523
 3/31/1994          10,725               11,008             11,022
 4/30/1994          10,746               10,917             11,163
 5/31/1994          10,908               10,897             11,346
 6/30/1994          10,815               10,871             11,068
 7/31/1994          11,070               11,089             11,431
 8/31/1994          11,281               11,093             11,899
 9/30/1994          11,064               10,925             11,608
10/31/1994          11,144               10,913             11,868
11/30/1994          10,840               10,894             11,437
12/31/1994          10,959               10,965             11,606
 1/31/1995          11,155               11,176             11,907
 2/28/1995          11,547               11,435             12,370
 3/31/1995          11,772               11,512             12,735
 4/30/1995          12,105               11,672             13,109
 5/31/1995          12,502               12,162             13,633
 6/30/1995          12,552               12,259             13,949
 7/31/1995          12,758               12,212             14,411
 8/31/1995          12,829               12,368             14,447
 9/30/1995          13,039               12,493             15,056
10/31/1995          12,987               12,677             15,003
11/30/1995          13,372               12,886             15,660
12/31/1995          13,535               13,075             15,962
 1/31/1996          13,835               13,157             16,505
 2/29/1996          13,794               12,878             16,658
 3/31/1996          13,937               12,770             16,819
 4/30/1996          14,112               12,682             17,066
 5/31/1996          14,164               12,661             17,506
 6/30/1996          14,196               12,830             17,573
 7/31/1996          13,824               12,860             16,797
 8/31/1996          14,031               12,828             17,151
 9/30/1996          14,315               13,056             18,116
10/31/1996          14,487               13,361             18,615
11/30/1996          15,057               13,607             20,021
12/31/1996          14,851               13,455             19,625
 1/31/1997          15,168               13,471             20,850
 2/28/1997          15,402               13,499             21,014
 3/31/1997          15,103               13,399             20,152
 4/30/1997          15,430               13,534             21,354
 5/31/1997          16,085               13,660             22,659
 6/30/1997          16,495               13,824             23,667
 7/31/1997          17,476               14,247             25,549
 8/31/1997          17,015               14,087             24,119
 9/30/1997          17,724               14,309             25,439
10/31/1997          17,372               14,538             24,591
11/30/1997          17,686               14,615             25,728
12/31/1997          17,946               14,768             26,170
 1/31/1998          18,126               14,976             26,459
 2/28/1998          18,770               14,946             28,366
 3/31/1998          19,348               14,992             29,817
 4/30/1998          19,260               15,067             30,123
 5/31/1998          19,294               15,229             29,606
 6/30/1998          19,468               15,384             30,807
 7/31/1998          19,143               15,396             30,482
 8/31/1998          17,935               15,697             26,078
 9/30/1998          18,791               16,146             27,750
10/31/1998          19,571               16,032             30,004
11/30/1998          20,145               16,127             31,821
12/31/1998          20,301               16,167             33,654
 1/31/1999          20,308               16,282             35,061
 2/28/1999          19,864               15,895             33,971
 3/31/1999          20,183               15,974             35,330
 4/30/1999          21,113               16,013             36,698
 5/31/1999          21,112               15,848             35,833
 6/30/1999          21,296               15,799             37,816
 7/31/1999          20,942               15,755             36,640
 8/31/1999          20,636               15,742             36,459
 9/30/1999          20,178               15,884             35,460
10/31/1999          20,559               15,925             37,703
11/30/1999          20,467               15,917             38,470
12/31/1999          20,570               15,820             40,732
 1/31/2000          20,016               15,815             38,686
 2/29/2000          19,606               16,014             37,955
 3/31/2000          20,826               16,245             41,665
 4/30/2000          20,724               16,166             40,412
 5/31/2000          20,859               16,151             39,584
 6/30/2000          20,409               16,481             40,559
 7/31/2000          20,722               16,655             39,925
 8/31/2000          21,579               16,891             42,404
 9/30/2000          21,667               16,954             40,166
10/31/2000          21,975               17,060             39,995
11/30/2000          21,938               17,352             36,844
12/31/2000          22,665               17,695             37,025
 1/31/2001          22,962               17,991             38,338
 2/28/2001          22,911               18,177             34,844
 3/31/2001          22,684               18,260             32,638
 4/30/2001          23,299               18,124             35,173
 5/31/2001          23,696               18,228             35,409
 6/30/2001          23,484               18,315             34,547
 7/31/2001          23,609               18,772             34,207
 8/31/2001          23,431               19,013             32,068
 9/30/2001          22,813               19,188             29,478
10/31/2001          23,296               19,674             30,041
11/31/2001          23,608               19,352             32,344
12/31/2001          23,709               19,199             32,628
 1/31/2002          23,652               19,340             32,152
 2/28/2002          23,454               19,504             31,532
 3/31/2002          23,782               19,109             32,718
 4/30/2002          23,430               19,479             30,735
 5/31/2002          23,248               19,658             30,509
 6/30/2002          22,580               19,826             28,337
 7/31/2002          21,825               20,064             26,129


The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.


Average Annual Total Return
--------------------------------------------------------------------------------
As of July 31, 2002     Inception Date     1 Year     5 Year     10 Year
--------------------------------------------------------------------------------
Class A Shares*            12/19/91        -12.67%     3.36%      8.12%
Class B Shares**            9/2/97/1/      -12.54%     3.53%      7.79%
Trust Shares                9/2/97/1/       -7.27%     4.77%      8.85%
--------------------------------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart and table above compare a hypothetical $10,000 investment from 7/31/92 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmarks. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth Balanced Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole; and the Lehman Brothers Government/Credit Bond Index, an unmanaged broad-based index representative of the total return of long-term government and corporate bonds. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 1Performance for the Class B and Trust Shares, which commenced operations on 9/2/97, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH SELECT EQUITY FUND

PORTFOLIO MANAGERS                                                                                  [GRAPHIC]

Neil Wright, President and Chief Investment Officer                        PORTFOLIO MANAGER'S PERSPECTIVE
Janna Sampson, Director of Portfolio Management              "Our goal in managing the AmSouth Select Equity Fund is
Peter Jankovskis, Director of Research                       to outperform the S&P 500 over a complete market cycle
OakBrook Investments, LLC (sub-advisor)                      while experiencing less volatility than the broad stock
                                                             market. We look for 20 to 25 leading companies that have
As sub-advisors of the AmSouth Select Equity Fund, the       a dominant market position, or a well-known brand name,
Enhanced Market Fund, and the AmSouth Mid Cap Fund, Neil,    yet whose stock price is undervalued. To make this 'growth
Janna and Peter are three veteran investment professionals   at a reasonable price' strategy work, we use economic
who have more than 50 years of combined experience. Neil     theory to determine whether a company is likely to recover and Peter have Ph.D.s in economics, and Janna holds an M.A.  its dominant position after a dip. We believe our patient,
in economics. They have worked together for the past ten     long-term approach offers excellent defensive protection,
years.                                                       which can reduce losses when the market is weak."

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the period?

A. The Fund performed very well with a total return of -2.01% (Class A Shares at NAV) for the 12 months ended July 31, 2002. In comparison, the Fund's benchmarks, the S&P 500 Stock Index and the Lipper Multi-Cap Core Funds Average/1/ posted returns of -23.62% and -22.40%, respectively.

Q. What factors affected the Fund's performance?

A. The Fund's substantial outperformance during the period was primarily due to its Fund's defensive investment strategy, which emphasizes stocks with reliable earnings growth and conservative accounting. This style was in favor during this period of great volatility. Our approach also allowed the Fund to avoid accounting-related scandals in the stocks it owned. All but two of the 18 stocks we held for the full year outperformed the S&P 500, and 11 had positive returns during a period when most stocks returns were negative.

Our largest winner among stocks we owned for the entire period was H & R Block, Inc.
with a return of 37.43% for the year (4.68% of net assets). H & R Block's business benefited from increasingly complex tax laws and from lower income taxpayers' need to file their tax returns to receive the government's new tax credits. Other strong-performing stocks were Zimmer Holdings, Inc. (0.23%), an orthopedics manufacturer, Gillette Co. (4.61%), the maker of consumer products such as razors and batteries and J. M. Smucker Co. (1.90%), the jams and jellies producer. All four of these stocks had returns of 19% or more during the year./ ++/

The Fund owns 23 stocks in five sectors, consumer staples, consumer discretionary, industrial, materials and health care. We did avoid certain sectors, including financials, technology, and telecommunications. Both the consumer staples and consumer discretionary sectors performed quite well during the period. Technology continued to suffer from weak demand and remains quite expensive by historical terms. The telecommunication sector continues to suffer from the aftermath of a spending glut in the late 90s. We believe that both the technology and telecommunications sectors are likely to continue to underperform for the next six months or more.

As of July 31, 2002, the Fund's top five holdings were SYSCO Corp. (7.75% of net assets), Pitney Bowes, Inc. (7.59%), Automatic Data Processing, Inc. (7.04%), Kimberly-Clark Corp. (6.82%), and General Mills, Inc. (6.59%).++

Q. What's your outlook for the next six to twelve months?

A. Looking ahead, we expect stock prices will rally from their unduly depressed mid-year levels as corporate earnings continue their recovery during the second half of the year. While earnings are likely to rise in the aggregate, investors have been and may continue to be disappointed by the rate of progress in certain sectors, notably technology and telecommunications. Given the market's ongoing sensitivity to firm specific accounting issues and threats of possible terrorist acts, we also expect volatility to remain high. In this challenging environment, we believe investors will continue to seek out stocks with moderate valuations and stable earnings growth, like those held in the Fund.

/1/See Glossary of Terms for additional information.

++The Fund's portfolio composition is subject to change.

                                                     AMSOUTH SELECT EQUITY FUND

                                    [CHART]

Value of a $10,000 Investment

              AmSouth Select
               Equity Fund         S&P 500
             (Class A Shares)*   Stock Index
             ----------------    -----------
  9/1/1998          $9,452        10,000
 9/30/1998           9,928        10,245
10/31/1998          10,772        11,078
11/30/1998          11,052        11,749
12/31/1998          11,400        12,426
 1/31/1999          11,286        12,945
 2/28/1999          11,003        12,542
 3/31/1999          10,994        13,044
 4/30/1999          11,924        13,549
 5/31/1999          11,488        13,229
 6/30/1999          11,973        13,963
 7/31/1999          11,289        13,528
 8/31/1999          10,919        13,460
 9/30/1999          10,409        13,091
10/31/1999          10,514        13,920
11/30/1999          10,057        14,202
12/31/1999          10,246        15,039
 1/31/2000           9,537        14,284
 2/29/2000           8,803        14,014
 3/31/2000           9,346        15,385
 4/30/2000           9,170        14,922
 5/31/2000           9,606        14,616
 6/30/2000           9,461        14,975
 7/31/2000           9,048        14,742
 8/31/2000           9,516        15,657
 9/30/2000           9,840        14,830
10/31/2000          10,261        14,768
11/30/2000          10,711        13,604
12/31/2000          11,543        13,671
 1/31/2001          11,075        14,156
 2/28/2001          11,159        12,865
 3/31/2001          10,826        12,051
 4/30/2001          11,107        12,987
 5/31/2001          11,522        13,074
 6/30/2001          11,439        12,757
 7/31/2001          11,668        12,632
 8/31/2001          11,918        11,841
 9/30/2001          11,274        10,884
10/31/2001          11,269        11,092
11/30/2001          11,965        11,943
12/31/2001          12,403        12,048
 1/31/2002          12,260        11,872
 2/28/2002          12,562        11,643
 3/31/2002          12,790        12,081
 4/30/2002          12,297        11,348
 5/31/2002          12,422        11,265
 6/30/2002          11,808        10,462
 7/31/2002          11,433         9,646

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
--------------------------------------------------------------------------------
As of July 31, 2002      Inception Date       1 Year     Since Inception
--------------------------------------------------------------------------------
Class A Shares*              9/1/98           -7.37%          3.48%
Class B Shares**             9/2/98/1/        -7.63%          3.54%
Trust Shares                12/3/98/1/        -1.84%          5.15%
--------------------------------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart and table above compare a hypothetical $10,000 investment from 9/1/98 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmark. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth Select Equity Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisors waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 1Performance for the Class B and Trust Shares, which commenced operations on 9/2/98 and 12/3/98, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH ENHANCED MARKET FUND

PORTFOLIO MANAGERS                                                                                    [GRAPHIC]

Neil Wright, President and Chief Investment Officer
Janna Sampson, Director of Portfolio Management                                 PORTFOLIO MANAGER'S PERSPECTIVE
Peter Jankovskis, Director of Research                            "Our stock selection strategy for the AmSouth Enhanced
OakBrook Investments, LLC (sub-advisor)                           Market Fund is fairly conservative, with Fund returns having a very close correlation to those of the S&P 500. We try to be
As sub-advisors of the AmSouth Enhanced Market Fund, the AmSouth  100% invested and do not try to time the market. Through
Select Equity Fund, and the AmSouth Mid Cap Fund, Neil, Janna     the use of a sophisticated computer model, we attempt to
and Peter are three veteran investment professionals who have     identify and invest in 350 to 425 stocks within the S&P 500
more than 50 years of combined experience. Neil and Peter have    that are starting to experience a widening range of investor
Ph.D.s in economics, and Janna holds an M.A. in economics. They   expectations. We look to overweight those stocks that we
have worked together for the past ten years.                        expect will outperform the overall market."

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2002, the Fund's total return was -24.10% (Class A Shares at NAV). In comparison, the Fund's benchmarks the S&P 500 Stock Index and the Lipper Large-Cap Core Funds Average/1/ produced total returns of -23.62% and -24.18%, respectively.

Q. What factors affected the Fund's performance?

A. It was a tough period for the overall market and thus for our Fund. Our style of investing is to own most of the issues in the S&P 500; at the end of the period, we owned 378 of the 500 issues in our benchmark. We attempt to add value by overweighting and underweighting individual stocks relative to the index, which may then result in modest overweights and underweights of specific sectors.

Our quantitative model overweighted technology by approximately one percent during the period. That contributed to much of the underperformance relative to the index, despite strong stock picking within that sector. Many technology companies that held up early in the period were later dragged down as a ripple effect hit the sector. We also were somewhat underweight in consumer staples, which performed very well. Strong stock selection in the industrial and consumer discretionary sectors benefited the fund during the period.

As of July 31, 2002, the Fund's top five holdings were General Electric Co. (3.92% of net assets), Exxon Mobil Corp. (3.03%), Microsoft Corp. (3.03%), Pfizer, Inc. (2.64%) and Citigroup, Inc. (2.0%).++

Q. What's your outlook for the next six to twelve months?

A. We believe that we are going to see stock prices rebound from the recent unduly depressed levels. Market volatility may remain high due to factors such as corporate accounting scandals and the threat of terrorist attacks. However, we are beginning to see a recovery in corporate earnings, although we feel profits may be slow to recover in sectors such as technology and telecommunications.

In our opinion, investors during this period would be well advised to maintain a broadly diversified portfolio to gain protection, from company-specific problems (such as accounting surprises) while benefiting from broader gains in the market.




/1/See Glossary of Terms for additional information.

++The Fund's portfolio composition is subject to change.

                                                   AMSOUTH ENHANCED MARKET FUND

                                    [CHART]

                  AmSouth Enhanced
                    Market Fund         S&P 500
                  (Class A Shares)*   Stock Index
                  ---------------     -----------
 9/1/1998               9,452           10,000
 9/30/1998             10,048           10,245
10/31/1998             10,841           11,078
11/30/1998             11,535           11,749
12/31/1998             12,130           12,426
 1/31/1999             12,624           12,945
 2/28/1999             12,195           12,542
 3/31/1999             12,746           13,044
 4/30/1999             13,222           13,549
 5/31/1999             12,901           13,229
 6/30/1999             13,624           13,963
 7/31/1999             13,226           13,528
 8/31/1999             13,233           13,460
 9/30/1999             12,840           13,091
10/31/1999             13,588           13,920
11/30/1999             13,884           14,202
12/31/1999             14,684           15,039
 1/31/2000             14,025           14,284
 2/29/2000             13,747           14,014
 3/31/2000             15,070           15,385
 4/30/2000             14,674           14,922
 5/31/2000             14,368           14,616
 6/30/2000             14,635           14,975
 7/31/2000             14,477           14,742
 8/31/2000             15,397           15,657
 9/30/2000             14,546           14,830
10/31/2000             14,530           14,768
11/30/2000             13,405           13,604
12/31/2000             13,474           13,671
 1/31/2001             13,927           14,156
 2/28/2001             12,615           12,865
 3/31/2001             11,799           12,051
 4/30/2001             12,766           12,987
 5/31/2001             12,796           13,074
 6/30/2001             12,504           12,757
 7/31/2001             12,363           12,632
 8/31/2001             11,566           11,841
 9/30/2001             10,578           10,884
10/31/2001             10,850           11,092
11/30/2001             11,731           11,943
12/31/2001             11,779           12,048
 1/31/2002             11,677           11,872
 2/28/2002             11,423           11,643
 3/31/2002             11,848           12,081
 4/30/2002             11,061           11,348
 5/31/2002             10,961           11,265
 6/30/2002             10,174           10,462
 7/31/2002              9,383            9,646

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.


Average Annual Total Return
---------------------------------------------------------------------
As of July 31, 2002     Inception Date    1 Year      Since Inception
---------------------------------------------------------------------
Class A Shares*            9/1/98        -28.26%          -1.61%
Class B Shares**           9/2/98/1/     -28.44%          -1.69%
Trust Shares              12/11/98/1/    -24.00%          -0.03%
---------------------------------------------------------------------

*Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart and table above compare a hypothetical $10,000 investment from 9/1/98 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmark.The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth Enhanced Market Fund is measured against the S&P 500 Stock Index, an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

/1/ Performance for the Class B and Trust Shares, which commenced operations on 9/2/98 and 12/11/98, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH INTERNATIONAL EQUITY FUND+

Portfolio Managers                                                                     [GRAPHIC]

Dimensional Fund Advisors
                                                                 PORTFOLIO MANAGER'S PERSPECTIVE
Dimensional Fund Advisors (DFA) employs a team     "The AmSouth International Equity Fund selects value
approach in managing the International Equity      stocks whose market capitalization is over $800 million
Fund. The Investment Committee sets policy and     and whose book-to-market ratio is in the upper 30% of the
procedures, and portfolio managers make daily      investment universe for each country. We weight each country
decisions regarding the Fund. Karen McGinley, VP   in accordance with MSCI EAFE/1/ country weights. Within a
and portfolio manager, heads this group and is     country, we generally hold capitalization-weighted positions
based in Los Angeles. She is assisted by           of all eligible securities. We seek to manage portfolio risk by
portfolio managers Robert Fezekas, VP (Los         investing in a broadly diversified cross section of international
Angeles), Heather Mathews (Los Angeles), Garrett                                  value stocks."
Quigley, VP (London), Raju Jude Kamath, VP
(London), Andrew Cain, VP (Sydney), Graham
Lennon, VP (Sydney), and Steve Garth (Sydney).

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2002?

A. The Fund returned -17.70% (Class A Shares at NAV) for the period. That compared to a return of -16.92% for the Fund's benchmark, the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index.

Q. What was the environment like in the international equity markets during the period?

A. Foreign markets struggled throughout much of the period, as the global economy stagnated. The terrorist attacks of September 11 injected fear and uncertainty into many markets, hurting returns. Small-cap stocks outperformed large-cap stocks during the period, while value outperformed growth.
Q. How did you manage the Fund in that environment?

A. Dimensional Fund Advisors employs a long-term, value-oriented strategy. We determine valuations of stocks by comparing their market capitalizations to their firms' book values. We will sell stocks after they have appreciated and their book values are no longer high relative to their market capitalizations. That strategy is based on studies that indicate that book value-to-market capitalization and company size are the most important factors influencing stock returns over the long term.

We take a bottom-up approach, selecting stocks based on their individual characteristics rather than on what we believe to be the prospects for their industry or country. That said, we diversify the Fund's assets by keeping the Fund's country allocations close to those of the benchmark index.

After assuming management of the Fund in June 2002 we set out to improve diversification by increasing the number of stocks in the Fund's portfolio. We increased the portfolio from 78 stocks to 391 stocks by the end of July 2002. We also eliminated the Fund's small stake in emerging markets stocks, and invested assets in some stocks with smaller market capitalizations. Studies show that small- and medium-sized foreign companies provide better diversification than their larger counterparts for investors with portfolios comprised of U.S. stock funds.++

Q. What is your outlook for foreign stock markets?

A. We do not try to predict the direction of particular markets or industries. Instead, we will keep the Fund's portfolio broadly diversified across the markets represented by the MSCI EAFE Index. We will also continue to invest in stocks with high book values relative to their market capitalizations.




/1/See Glossary of Terms for additional information.

 +International investing involves increased risk and volatility.

++The Fund's portfolio composition is subject to change.

                                             AMSOUTH INTERNATIONAL EQUITY FUND+

                                    [CHART]

Value of a $10,000 Investment

                 AmSouth
              International
               Equity Fund       MSCI EAFE/R/
             (Class A Shares)*      Index
             ----------------     ---------
 8/15/1997        $9,452          $10,000
 8/31/1997         9,149            9,253
 9/30/1997         9,773            9,772
10/31/1997         8,998            9,020
11/30/1997         9,093            8,928
12/31/1997         9,168            9,006
 1/31/1998         9,395            9,418
 2/28/1998         9,897           10,023
 3/31/1998        10,493           10,331
 4/30/1998        10,673           10,413
 5/31/1998        10,730           10,362
 6/30/1998        10,474           10,441
 7/31/1998        10,588           10,547
 8/31/1998         8,875            9,240
 9/30/1998         8,449            8,957
10/31/1998         9,149            9,890
11/30/1998         9,679           10,397
12/31/1998        10,037           10,807
 1/31/1999         9,952           10,775
 2/28/1999         9,705           10,519
 3/31/1999        10,028           10,958
 4/30/1999        10,559           11,402
 5/31/1999        10,170           10,815
 6/30/1999        10,654           11,236
 7/31/1999        10,995           11,570
 8/31/1999        11,166           11,612
 9/30/1999        11,147           11,729
10/31/1999        11,422           12,169
11/30/1999        11,754           12,591
12/31/1999        12,724           13,721
 1/31/2000        11,794           12,850
 2/29/2000        11,852           13,196
 3/31/2000        12,389           13,707
 4/30/2000        11,852           12,986
 5/31/2000        11,670           12,669
 6/30/2000        12,197           13,164
 7/31/2000        11,861           12,612
 8/31/2000        11,855           12,722
 9/30/2000        11,279           12,102
10/31/2000        11,135           11,816
11/30/2000        10,808           11,373
12/31/2000        11,262           11,777
 1/31/2001        11,262           11,771
 2/28/2001        10,627           10,889
 3/31/2001         9,843           10,163
 4/30/2001        10,359           10,869
 5/31/2001        10,120           10,486
 6/30/2001         9,813           10,057
 7/31/2001         9,416            9,874
 8/31/2001         9,237            9,624
 9/30/2001         8,156            8,649
10/31/2001         8,215            8,870
11/30/2001         8,464            9,197
12/31/2001         8,523            9,252
 1/31/2002         8,117            8,760
 2/28/2002         8,236            8,822
 3/31/2002         8,752            9,342
 4/30/2002         8,772            9,361
 5/31/2002         8,881            9,479
 6/30/2002         8,484            9,102
 7/31/2002         7,749            8,203

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
-------------------------------------------------------------------------------
As of July 31, 2002     Inception Date    1 Year     Since Inception
-------------------------------------------------------------------------------
Class A Shares*            8/15/97        -22.21%        -5.02%
Class B Shares**            2/2/99/1/     -22.37%        -5.05%
Trust Shares              12/14/98/1/     -17.49%        -3.85%
-------------------------------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart and table above compare a hypothetical $10,000 investment from 8/15/97 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmark. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth International Equity Fund is measured against the Morgan Stanley Capital International, MSCI (Europe, Australasia and Far
 East) EAFE(R) Index, which is unmanaged index that is comprised of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 8/15/97 to 12/13/98 of the DG International Equity Fund and from 12/14/98 to 3/12/00 of the ISG International Equity Fund, which were open-end investment companies that were the predecessor funds to the AmSouth International Equity Fund.

/1/Performance for the Class B and Trust Shares, which commenced operations on 2/2/99 and 12/14/98, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH STRATEGIC PORTFOLIOS

AGGRESSIVE GROWTH                                                                      [GRAPHIC]
GROWTH
GROWTH and INCOME                                                PORTFOLIO MANAGERS' PERSPECTIVE
MODERATE GROWTH and INCOME                         The Funds seek to provide investors with the potential to
                                                   achieve a variety of long- and short-term goals, commensurate
The AmSouth Strategic Portfolios are managed by a  with investors' specific time horizons and tolerance for risk.
team of AmSouth investment managers, including     Each of the four Strategic Portfolios invests in a combination
both equity and fixed-income specialists, with     of underlying mutual funds from the AmSouth Fund Family.
more than 40 years of combined investment          Based on each Portfolio's asset-allocation target, the
management experience.                             managers periodically rebalance stock, bond and money-
                                                   market holdings--based on analysis of economic and
                                                                                  market trends.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Funds perform during the period?

A. For the twelve months ended July 31, 2002, the Funds' total returns and comparative benchmark returns were as follows:

AmSouth Aggressive Growth Portfolio
(Class A Shares at NAV): -23.76%
S&P 500 Stock Index: -23.62%
S&P 1500 Stock Index: -22.52%
Merrill Lynch Government/Corporate Master Index: 7.07%
MSCI EAFE(R) Index: -16.92%
Lipper Multi-Cap Core Funds Average/1/: -22.40%

AmSouth Growth Portfolio
(Class A Shares at NAV): -15.49%
S&P 500 Stock Index: -23.62%
S&P 1500 Stock Index: -22.52%
Merrill Lynch Government/Corporate Master Index: 7.07%
MSCI EAFE(R) Index: -16.92%
Lipper Multi-Cap Growth
Funds Average/1/: -22.40%

AmSouth Growth and Income Portfolio
(Class A Shares at NAV): -10.17%
S&P 500 Stock Index: -23.62%
S&P 1500 Stock Index: -22.52%
Merrill Lynch Government/Corporate Master Index: 7.07%
MSCI EAFE(R) Index: -16.92%
Lipper Large Cap Value Funds Average/1/: -20.18%

AmSouth Moderate Growth and Income Portfolio
(Class A Shares at NAV): -7.80%
S&P 500 Stock Index: -23.62%
S&P 1500 Stock Index: -22.52%
Merrill Lynch Government/Corporate Master Index: 7.07%
MSCI EAFE(R) Index: -16.92%
Lipper Flexible Portfolio Funds Average/1/: -12.79%

Q. What factors affected the Funds' performance?

A. Most bond sectors outperformed the stock market: According to Lipper, the average taxable bond fund over the last 12 months was up 2.7%, while the average stock fund was down 22.44%--a difference of more than 25 percentage points. This environment benefited our more conservative portfolios, which are allocated more heavily toward bonds than stocks.

The Funds' portfolios in July of 2001 were allocated as follows: Aggressive
Growth: 90% stocks, 10% bonds. Growth: 65% stocks, 35% bonds and money markets. Growth and Income: 50% stocks, 50% bonds or money markets. Moderate Growth: 40% stocks, 60% bonds or money market accounts. In December, we reduced the equity portion of the Aggressive Growth and Growth portfolios by 5%, a move that we reversed in May. The Growth and Income and the Moderate Growth and Income Funds did not change during this period. In late July of this year, we increased all the Funds' equity exposure by 5%--a move that has brought the equity allocation in our portfolios close to a neutral position.++

As of July 31, 2002, the Funds' portfolios were allocated as follows:
Aggressive Growth: 95% stocks, 5% money market.
Growth: 70% stocks, 24% bonds, and 6% money market.
Growth and Income: 55% stocks, 44% bonds, and 1% money market.
Moderate Growth and Income: 45% stocks, 54% bonds, 1% money market.++

Within the prospectus limitations, we are working to minimize the money market holdings in our non-equity allocations. Our Growth Portfolio can hold a maximum bond market allocation of 25%, so we maintained a 5% stake in the money markets to achieve a 30% non-equity allocation. In the Growth and Income and the Moderate Growth and Income portfolios, however, we sharply reduced our money market allocations as interest rates moved to 40-year lows.++

Q. What is your outlook for the next six to twelve months?

A. Going forward, we expect the economy to deliver modest growth. We do not expect the Federal Reserve to raise interest rates. Stock valuations have come down sharply, and are now compelling. These factors should equity markets outperform fixed-income markets over the next 12 months.

/1/See Glossary of Terms for additional information.

++The Fund's portfolio composition is subject to change.

                                            AMSOUTH AGGRESSIVE GROWTH PORTFOLIO

                                    [CHART]

Value of a $10,000 Investment

           AmSouth Aggressive                    Merrill Lynch
            Growth Portfolio     S&P 1500    Government/Corporate  MSCI EAFE/R/    S&P 500
           (Class A Shares)*   Stock Index       Master Index         Index      Stock Index
           ------------------  -----------   --------------------  ------------  -----------
 1/13/1999       $9,452           $10,000           $10,000           $10,000       10,000
 1/31/1999        9,518            10,337             9,589             9,970       10,050
 2/28/1999        9,253             9,981             9,748             9,733        9,689
 3/31/1999        9,395            10,364             9,809            10,139       10,077
 4/30/1999        9,565            10,803             9,842            10,550       10,467
 5/31/1999        9,348            10,584             9,735            10,007       10,220
 6/30/1999        9,773            11,171             9,705            10,397       10,787
 7/31/1999        9,707            10,837             9,677            10,706       10,450
 8/31/1999        9,612            10,748             9,670            10,745       10,399
 9/30/1999        9,528            10,460             9,759            10,853       10,114
10/31/1999        9,813            11,094             9,778            11,260       10,754
11/30/1999       10,353            11,350             9,774            11,651       10,972
12/31/1999       11,051            12,026             9,724            12,696       11,619
 1/31/2000       10,678            11,447             9,722            11,890       11,035
 2/29/2000       10,870            11,348             9,839            12,210       10,826
 3/31/2000       11,389            12,397             9,992            12,683       11,885
 4/30/2000       11,162            12,024             9,939            12,016       11,527
 5/31/2000       10,943            11,782             9,928            11,722       11,291
 6/30/2000       11,235            12,076            10,126            12,181       11,569
 7/31/2000       11,058            11,908            10,227            11,670       11,388
 8/31/2000       11,568            12,694            10,371            11,771       12,096
 9/30/2000       11,443            12,071            10,415            11,198       11,457
10/31/2000       11,495            11,999            10,483            10,934       11,409
11/30/2000       11,011            11,047            10,673            10,524       10,509
12/31/2000       11,217            11,187            10,886            10,898       10,561
 1/31/2001       11,465            11,576            11,047            10,892       10,935
 2/28/2001       10,872            10,556            11,166            10,075        9,938
 3/31/2001       10,238             9,884            11,227             9,404        9,309
 4/30/2001       10,939            10,674            11,131            10,057       10,032
 5/31/2001       11,068            10,761            11,199             9,702       10,099
 6/30/2001       10,842            10,534            11,248             9,306        9,853
 7/31/2001       10,680            10,424            11,532             9,136        9,757
 8/31/2001       10,227             9,806            11,662             8,905        9,146
 9/30/2001        9,333             8,967            11,812             8,003        8,407
10/31/2001        9,602             9,162            12,095             8,208        8,568
11/30/2001       10,044             9,863            11,894             8,510        9,225
12/31/2001       10,156             9,997            11,803             8,561        9,306
 1/31/2002       10,086             9,865            11,873             8,106        9,170
 2/28/2002        9,878             9,690            11,978             8,163        8,993
 3/31/2002       10,410            10,092            11,732             8,644        9,331
 4/30/2002        9,994             9,554            11,961             8,661        8,765
 5/31/2002        9,739             9,465            12,069             8,771        8,701
 6/30/2002        8,987             8,796            12,173             8,422        8,081
 7/31/2002        8,143             8,077            12,348             7,591        7,451

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
----------------------------------------------------------------------
As of July 31, 2002    Inception Date    1 Year    Since Inception
----------------------------------------------------------------------
Class A Shares*           1/13/99       -27.97%        -5.63%
Class B Shares**          1/27/99       -27.94%        -5.68%
Trust Shares              1/28/99       -23.78%        -4.29%
----------------------------------------------------------------------

 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart and table above compare a hypothetical $10,000 investment from 1/13/99 to 7/31/02 in the Class A Shares class versus a similar investment in the Fund's benchmarks. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The Portfolio's performance is compared to the Morgan Stanley Capital International (Europe, Australasia and Far East) MSCI EAFE(R) Index, which is generally representative of stock markets in those regions; the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds; and the S&P 1500 Index, which is generally representative of the performance of large and small companies in the U.S. stock market, and the S&P 500 Stock Index, which is generally representative of the U.S. stock market as a whole. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management fees. The Portfolio's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower. The Fund is changing its standardized benchmark from the S&P 1500, the Merrill Lynch Government/Corporate Master Index, and the MSCI EAFE Index to the S&P 500 Index to provide a more appropriate market comparison for the Fund's performance.

 The quoted returns reflect the performance from 1/13/99 to 3/12/00 of the ISG Aggressive Growth Portfolio, which was an open-end investment company and the predecessor fund to the AmSouth Aggressive Growth Portfolio.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                       AMSOUTH GROWTH PORTFOLIO

                                    [CHART]

Value of a $10,000 Investment

                  AmSouth                      Merrill Lynch
             Growth Portfolio   S&P 1500    Government/Corporate  MSCI EAFE/R/   S&P 500
            (Class A Shares)*  Stock Index      Master Index         Index      Stock Index
            -----------------  -----------  --------------------  ------------  -----------
 2/11/1999       $ 9,448         $10,000         $10,000            $10,000       $10,000
 2/28/1999         9,286           9,656           9,748              9,762        10,050
 3/31/1999         9,239          10,026           9,809             10,169        10,400
 4/30/1999         9,429          10,451           9,842             10,581        10,803
 5/31/1999         9,286          10,239           9,735             10,036        10,548
 6/30/1999         9,605          10,806           9,705             10,428        11,133
 7/31/1999         9,538          10,484           9,677             10,738        10,786
 8/31/1999         9,414          10,397           9,670             10,777        10,732
 9/30/1999         9,355          10,119           9,759             10,885        10,438
10/31/1999         9,566          10,732           9,778             11,293        11,099
11/30/1999         9,845          10,980           9,774             11,685        11,324
12/31/1999        10,284          11,634           9,724             12,734        11,991
 1/31/2000        10,022          11,073           9,722             11,925        11,389
 2/29/2000        10,100          10,978           9,839             12,246        11,173
 3/31/2000        10,495          11,993           9,992             12,721        12,266
 4/30/2000        10,291          11,632           9,939             12,051        11,897
 5/31/2000        10,118          11,397           9,928             11,757        11,653
 6/30/2000        10,375          11,682          10,126             12,217        11,940
 7/31/2000        10,240          11,520          10,227             11,705        11,754
 8/31/2000        10,706          12,280          10,371             11,806        12,484
 9/30/2000        10,542          11,677          10,415             11,231        11,825
10/31/2000        10,537          11,607          10,483             10,966        11,775
11/30/2000        10,157          10,687          10,673             10,555        10,846
12/31/2000        10,345          10,822          10,886             10,930        10,899
 1/31/2001        10,505          11,198          11,047             10,924        11,286
 2/28/2001        10,125          10,212          11,166             10,105        10,257
 3/31/2001         9,724           9,562          11,227              9,432         9,607
 4/30/2001        10,150          10,326          11,131             10,087        10,354
 5/31/2001        10,224          10,410          11,199              9,731        10,423
 6/30/2001        10,076          10,190          11,248              9,333        10,170
 7/31/2001        10,032          10,084          11,532              9,163        10,069
 8/31/2001         9,729           9,487          11,662              8,931         9,439
 9/30/2001         9,164           8,674          11,812              8,026         8,677
10/31/2001         9,384           8,863          12,095              8,232         8,842
11/30/2001         9,679           9,541          11,894              8,536         9,521
12/31/2001         9,748           9,671          11,803              8,586         9,604
 1/31/2002         9,715           9,544          11,873              8,130         9,464
 2/28/2002         9,608           9,374          11,978              8,187         9,281
 3/31/2002         9,906           9,763          11,732              8,670         9,631
 4/30/2002         9,680           9,243          11,961              8,687         9,047
 5/31/2002         9,520           9,156          12,069              8,797         8,980
 6/30/2002         9,027           8,509          12,173              8,447         8,340
 7/31/2002         8,477           7,813          12,348              7,613         7,690


The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
------------------------------------------------------------------------
As of July 31, 2002    Inception Date    1 Year    Since Inception
------------------------------------------------------------------------
Class A Shares*            2/11/99      -20.17%        -4.65%
Class B Shares**           2/15/99      -20.17%        -4.21%
Trust Shares                2/1/99      -15.50%        -3.07%
------------------------------------------------------------------------
*Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart and table above compare a hypothetical $10,000 investment from 2/11/99 to 7/31/02 in the Class A Shares versus a similar investment in the Fund's benchmarks. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The Portfolio's performance is compared to the Morgan Stanley Capital International (Europe, Australasia and Far East) MSCI EAFE(R) Index, which is generally representative of stock markets in those regions; the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds; and the S&P 1500 Index, which is generally representative of the performance of large and small companies in the U.S. stock market, and the S&P 500 Stock Index, which is generally representative of the U.S. stock market as a whole. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management fees. The Portfolio's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower. The Fund is changing its standardized benchmark from the S&P 1500, the Merrill Lynch Government/Corporate Master Index, and the MSCI EAFE Index to the S&P 500 Index to provide a more appropriate market comparison for the Fund's performance.

 The quoted returns reflect the performance from 2/1/99 to 3/12/00 of the ISG Growth Portfolio, which was an open-end investment company and the predecessor fund to the AmSouth Growth Portfolio.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                            AMSOUTH GROWTH AND INCOME PORTFOLIO

                                    [CHART]

Value of a $10,000 Investment

           AmSouth Growth and                    Merrill Lynch
            Income Portfolio    S&P 1500     Government/Corporate  MSCI EAFE/R/    S&P 500
            (Class A Shares)*  Stock Index       Master Index         Index      Stock Index
            -----------------  -----------      ---------------    ------------  ------------
  3/8/1999      $ 9,448          $10,000            $10,000          $10,000       $10,000
 3/31/1999        9,392           10,384             10,063           10,417        10,050
 4/30/1999        9,495           10,824             10,096           10,840        10,387
 5/31/1999        9,355           10,604              9,986           10,281        10,142
 6/30/1999        9,508           11,192              9,956           10,682        10,705
 7/31/1999        9,424           10,858              9,928           11,000        10,371
 8/31/1999        9,377           10,768              9,920           11,040        10,319
 9/30/1999        9,304           10,480             10,011           11,151        10,037
10/31/1999        9,473           11,115             10,031           11,569        10,672
11/30/1999        9,708           11,371             10,026           11,971        10,889
12/31/1999        9,940           12,049              9,976           13,045        11,530
 1/31/2000        9,770           11,468              9,973           12,216        10,951
 2/29/2000        9,751           11,370             10,093           12,545        10,743
 3/31/2000       10,109           12,420             10,250           13,031        11,794
 4/30/2000       10,066           12,047             10,196           12,345        11,440
 5/31/2000       10,000           11,804             10,185           12,044        11,205
 6/30/2000       10,212           12,099             10,387           12,515        11,481
 7/31/2000       10,109           11,931             10,491           11,990        11,302
 8/31/2000       10,422           12,718             10,639           12,094        12,003
 9/30/2000       10,343           12,094             10,684           11,505        11,370
10/31/2000       10,368           12,021             10,754           11,234        11,322
11/30/2000       10,179           11,068             10,949           10,812        10,429
12/31/2000       10,359           11,208             11,167           11,197        10,480
 1/31/2001       10,526           11,598             11,332           11,191        10,852
 2/28/2001       10,248           10,576             11,455           10,352         9,862
 3/31/2001        9,980            9,903             11,517            9,662         9,238
 4/30/2001       10,303           10,694             11,419           10,333         9,956
 5/31/2001       10,365           10,782             11,488            9,969        10,022
 6/30/2001       10,260           10,554             11,539            9,561         9,778
 7/31/2001       10,271           10,444             11,830            9,387         9,682
 8/31/2001       10,061            9,825             11,964            9,149         9,076
 9/30/2001        9,655            8,984             12,117            8,222         8,343
10/31/2001        9,870            9,180             12,407            8,433         8,502
11/30/2001       10,077            9,881             12,201            8,744         9,154
12/31/2001       10,122           10,016             12,108            8,796         9,235
 1/31/2002       10,111            9,884             12,180            8,328         9,100
 2/28/2002       10,034            9,708             12,288            8,387         8,924
 3/31/2002       10,261           10,111             12,035            8,881         9,260
 4/30/2002       10,112            9,572             12,270            8,899         8,699
 5/31/2002        9,985            9,482             12,381            9,012         8,635
 6/30/2002        9,607            8,812             12,488            8,653         8,019
 7/31/2002        9,227            8,092             12,667            7,799         7,394

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.


Average Annual Total Return
------------------------------------------------------------------
As of July 31, 2002     Inception Date    1 Year   Since Inception
------------------------------------------------------------------
Class A Shares*            3/8/99         -15.13%       -2.34%
Class B Shares*            1/27/99        -15.24%       -1.73%
Trust Shares               2/8/99         -10.19%        0.22%
------------------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart and table above compares hypothetical $10,000 investment from 3/8/99 to 7/31/02 in the Class A Shares versus a similar investment in the Fund's benchmarks. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The Portfolio's performance is compared to the Morgan Stanley Capital International (Europe, Australasia and Far East) MSCI EAFE(R) Index, which is generally representative of stock markets in those regions; the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds and the S&P 1500 Index, which is generally representative of the performance of large and small companies in the U.S. stock market, and the S&P 500 Stock Index, which is generally representative of the U.S. stock market as a whole. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management fees. The Portfolio's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower. The Fund is changing its standardized benchmark from the S&P 1500 and the MSCI EAFE Index to the S&P 500 Index and the Merrill Lynch Government/Corporate Master Index to provide a more appropriate market comparison for the Fund's performance.

 The quoted returns reflect the performance from 1/27/99 to 3/12/00 of the ISG Growth & Income Portfolio, which was an open-end investment company and the predecessor fund to the AmSouth Growth and Income Portfolio.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

                                   AMSOUTH MODERATE GROWTH AND INCOME PORTFOLIO

                                    [CHART]

Value of a $10,000 Investment

                 AmSouth Moderate                         Merrill Lynch
            Growth and Income Portfolio    S&P 1500    Government/Corporate   MSCI EAFE/R/    S&P 500
                 (Class A Shares)*       Stock Index       Master Index          Index      Stock Index
            ---------------------------  -----------   --------------------   ------------  -----------
  2/9/1999            $ 9,454             $10,000             $10,000            $10,000      $10,000
 2/28/1999              9,473               9,656               9,748              9,762       10,050
 3/31/1999              9,513              10,026               9,809             10,169       10,400
 4/30/1999              9,561              10,451               9,842             10,581       10,803
 5/31/1999              9,446              10,239               9,735             10,036       10,548
 6/30/1999              9,525              10,806               9,705             10,428       11,133
 7/31/1999              9,457              10,484               9,677             10,738       10,786
 8/31/1999              9,428              10,397               9,670             10,777       10,732
 9/30/1999              9,399              10,119               9,759             10,885       10,438
10/31/1999              9,515              10,732               9,778             11,293       11,099
11/30/1999              9,660              10,980               9,774             11,685       11,324
12/31/1999              9,772              11,634               9,724             12,734       11,991
 1/31/2000              9,654              11,073               9,722             11,925       11,389
 2/29/2000              9,625              10,978               9,839             12,246       11,173
 3/31/2000              9,932              11,993               9,992             12,721       12,266
 4/30/2000              9,907              11,632               9,939             12,051       11,897
 5/31/2000              9,873              11,397               9,928             11,757       11,653
 6/30/2000             10,031              11,682              10,126             12,217       11,940
 7/31/2000             10,009              11,520              10,227             11,705       11,754
 8/31/2000             10,268              12,280              10,371             11,806       12,484
 9/30/2000             10,235              11,677              10,415             11,231       11,825
10/31/2000             10,273              11,607              10,483             10,966       11,775
11/30/2000             10,186              10,687              10,673             10,555       10,846
12/31/2000             10,343              10,822              10,886             10,930       10,899
 1/31/2001             10,545              11,198              11,047             10,924       11,286
 2/28/2001             10,342              10,212              11,166             10,105       10,257
 3/31/2001             10,145               9,562              11,227              9,432        9,607
 4/30/2001             10,404              10,326              11,131             10,087       10,354
 5/31/2001             10,492              10,410              11,199              9,731       10,423
 6/30/2001             10,420              10,190              11,248              9,333       10,170
 7/31/2001             10,500              10,084              11,532              9,163       10,069
 8/31/2001             10,334               9,487              11,662              8,931        9,439
 9/30/2001             10,039               8,674              11,812              8,026        8,677
10/31/2001             10,274               8,863              12,095              8,232        8,842
11/30/2001             10,446               9,541              11,894              8,536        9,521
12/31/2001             10,471               9,671              11,803              8,586        9,604
 1/31/2002             10,482               9,544              11,873              8,130        9,464
 2/28/2002             10,416               9,374              11,978              8,187        9,281
 3/31/2002             10,585               9,763              11,732              8,670        9,631
 4/30/2002             10,427               9,243              11,961              8,687        9,047
 5/31/2002             10,324               9,156              12,069              8,797        8,980
 6/30/2002              9,987               8,509              12,173              8,447        8,340
 7/31/2002              9,681               7,813              12,348              7,613        7,690

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
----------------------------------------------------------------------
As of July 31, 2002    Inception Date    1 Year    Since Inception
----------------------------------------------------------------------
Class A Shares*            2/9/99       -12.90%        -0.93%
Class B Shares**          1/28/99       -12.79%        -1.11%
Trust Shares              2/10/99        -7.65%         0.84%
----------------------------------------------------------------------
 *Reflects maximum 5.50% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart and table above compare a hypothetical $10,000 investment from 2/9/99 to 7/31/02 in the Class A Shares versus a similar investment in the Fund's benchmarks. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The Portfolio's performance is compared to the Morgan Stanley Capital International (Europe, Australasia and Far East) MSCI EAFE(R) Index, which is generally representative of stock markets in those regions, the Merrill Lynch Government/Corporate Master Index, which is generally representative of the performance of corporate and U.S. Government bonds, the S&P 1500 Index, which is generally representative of the performance, and the S&P 500 Stock Index, which is generally representative of the U.S. stock market as a whole. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management fees. The Portfolio's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower. The Fund is changing its standardized benchmark from the S&P 1500 and the MSCI EAFE Index to the S&P 500 Stock Index and the Merrill Lynch Government/Corporate Master Index to provide a more appropriate market comparison for the Fund's performance.

 The quoted returns reflect the performance from 1/28/99 to 3/12/00 of the ISG Moderate Growth & Income Portfolio, which was an open-end investment company and the predecessor fund to the AmSouth Moderate Growth and Income Portfolio.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

  AMSOUTH BOND FUND

PORTFOLIO MANAGERS                                                                     [GRAPHIC]

Brian B. Sullivan, CFA, Chief Fixed Income Officer            PORTFOLIO MANAGER'S PERSPECTIVE
John P. Boston, CFA, Senior Vice President         "The AmSouth Bond Fund seeks to take advantage of
AmSouth Bank                                       changes in relative values in the bond market to pursue
AmSouth Investment Management Company, LLC         strong returns. We begin with a study of the economic,
                                                   political and financial terrain to determine an outlook for
The AmSouth Bond Fund is co-managed by Brian       the various sectors of the bond market. From this outlook
Sullivan, CFA, and John Boston, CFA. Brian has     the relative value of longer or shorter bonds, corporate
more than 17 years of fixed-income investment      or Government bonds, and callable or non-callable bonds
management experience and holds an M.B.A. in       is determined. Through the active use of high-quality
finance and a bachelor's degree in economics.      investments, we strive to obtain excellent long-term returns."
John 14 years of investment experience as a
fixed-income manager. He holds a bachelor's
degree in finance and political science.


                                    [GRAPHIC]

                                      Q&A


Q. How did the Fund perform during the 12-month period ended July 31, 2002?

A. The Fund returned 8.19% (Class A Shares at NAV) during the period. The Fund's benchmark, the Lehman Brothers Government/Credit Bond Index, returned 6.89%.

Q. What factors affected the Fund's performance?

A. The Fed cut short-term interest rates five times during the period in an attempt to revive the weak economy. That monetary policy left interest rates at their lowest level in 40 years. Yields fell in that environment, particularly at the short end of the yield curve, and bonds performed very well.

The terrorist attacks of September 11 spurred investors towards the relative safety of fixed-income investments, and interest rates continued to fall through November. Increasingly positive results for a number of essential economic indicators led investors to anticipate an economic recovery, causing a brief rally in the equity markets. However, fallout from a number of highly publicized corporate accounting scandals--including the Enron debacle--sparked a widespread equity selloff and investors late in the period again sought shelter in the fixed-income markets.

Q. How did you position the Fund in that environment?

A. The Fund began the period with an average maturity of 6.9 years. The Fund's average maturity stood at 8.6 years on July 31, 2002. We maintained an average maturity shorter than that of the Fund's benchmark near the end of the period, as we felt the Fed was close to completing its easing cycle. That strategy benefited the Fund, as rates did indeed remain low.++

We reduced the Fund's position in Treasury issues during the period, taking profits as Treasury prices rose late in the period. We boosted our corporate bond weighting during the period, selectively adding high-quality issues that we expect to benefit from an economic recovery. While corporate bonds performed poorly during the period, our focus on high quality helped the Fund avoid some of the major credit issues within that sector.

As of July 31, 2002, approximately 58% of the portfolio's net assets were invested in corporate issues, 18% in securities issued by the U.S. Treasury, 14% in U.S. government agency paper, 8% in mortgage-backed securities and the remainder in cash equivalents.++

Q. What is your outlook for the bond market, and how will you manage the Fund in that environment?

A. We believe interest rates are at or near their low point, and we are anticipating a moderate economic rebound. A strengthening economy should benefit corporate profits, which in turn could support performance in the corporate bond market. Thus, we will keep the Fund's average maturity a bit shorter than its benchmark and will maintain our overweight position in corporate bonds. We will continue to look for opportunities among high quality securities that offer attractive yields without subjecting the Fund's shareholders to undue risk.


++The Fund's portfolio composition is subject to change.

                                                              AMSOUTH BOND FUND

                                  [CHART]
Value of a $10,000 Investment

                                                     Lehman Brothers
                          AmSouth Bond Fund         Government/Credit
                          (Class A Shares)*            Bond Index
                          -----------------         -----------------
  7/31/1992                     9,600                    10,000
  8/31/1992                     9,706                    10,089
  9/30/1992                     9,911                    10,227
 10/31/1992                     9,733                    10,071
 11/30/1992                     9,671                    10,063
 12/31/1992                     9,796                    10,235
  1/31/1993                    10,030                    10,458
  2/28/1993                    10,229                    10,675
  3/31/1993                    10,281                    10,711
  4/30/1993                    10,371                    10,793
  5/31/1993                    10,351                    10,788
  6/30/1993                    10,525                    11,033
  7/31/1993                    10,544                    11,103
  8/31/1993                    10,731                    11,358
  9/30/1993                    10,778                    11,397
 10/31/1993                    10,797                    11,444
 11/30/1993                    10,730                    11,315
 12/31/1993                    10,764                    11,364
  1/31/1994                    10,899                    11,535
  2/28/1994                    10,723                    11,284
  3/31/1994                    10,506                    11,008
  4/30/1994                    10,416                    10,917
  5/31/1994                    10,424                    10,897
  6/30/1994                    10,391                    10,871
  7/31/1994                    10,568                    11,089
  8/31/1994                    10,585                    11,093
  9/30/1994                    10,412                    10,925
 10/31/1994                    10,389                    10,913
 11/30/1994                    10,356                    10,894
 12/31/1994                    10,416                    10,965
  1/31/1995                    10,600                    11,176
  2/28/1995                    10,861                    11,435
  3/31/1995                    10,916                    11,512
  4/30/1995                    11,075                    11,672
  5/31/1995                    11,542                    12,162
  6/30/1995                    11,628                    12,259
  7/31/1995                    11,588                    12,212
  8/31/1995                    11,719                    12,368
  9/30/1995                    11,823                    12,493
 10/31/1995                    11,991                    12,677
 11/30/1995                    12,180                    12,886
 12/31/1995                    12,333                    13,075
  1/31/1996                    12,418                    13,157
  2/29/1996                    12,194                    12,878
  3/31/1996                    12,059                    12,770
  4/30/1996                    11,948                    12,682
  5/31/1996                    11,917                    12,661
  6/30/1996                    12,068                    12,830
  7/31/1996                    12,094                    12,860
  8/31/1996                    12,035                    12,828
  9/30/1996                    12,255                    13,056
 10/31/1996                    12,574                    13,361
 11/30/1996                    12,826                    13,607
 12/31/1996                    12,649                    13,455
  1/31/1997                    12,642                    13,471
  2/28/1997                    12,653                    13,499
  3/31/1997                    12,462                    13,339
  4/30/1997                    12,666                    13,534
  5/31/1997                    12,779                    13,660
  6/30/1997                    12,930                    13,824
  7/31/1997                    13,361                    14,247
  8/31/1997                    13,179                    14,087
  9/30/1997                    13,405                    14,309
 10/31/1997                    13,630                    14,538
 11/30/1997                    13,685                    14,615
 12/31/1997                    13,822                    14,768
  1/31/1998                    14,024                    14,976
  2/28/1998                    13,969                    14,946
  3/31/1998                    14,016                    14,992
  4/30/1998                    14,066                    15,067
  5/31/1998                    14,206                    15,229
  6/30/1998                    14,338                    15,384
  7/31/1998                    14,356                    15,396
  8/31/1998                    14,690                    15,697
  9/30/1998                    15,123                    16,146
 10/31/1998                    15,070                    16,032
 11/30/1998                    15,053                    16,127
 12/31/1998                    15,091                    16,167
  1/31/1999                    15,153                    16,282
  2/28/1999                    14,834                    15,895
  3/31/1999                    14,913                    15,974
  4/30/1999                    14,936                    16,013
  5/31/1999                    14,771                    15,848
  6/30/1999                    14,744                    15,799
  7/31/1999                    14,727                    15,755
  8/31/1999                    14,692                    15,742
  9/30/1999                    14,813                    15,884
 10/31/1999                    14,831                    15,925
 11/30/1999                    14,810                    15,917
 12/31/1999                    14,705                    15,820
  1/31/2000                    14,692                    15,815
  2/29/2000                    14,912                    16,014
  3/31/2000                    15,164                    16,245
  4/30/2000                    15,085                    16,166
  5/31/2000                    15,062                    16,151
  6/30/2000                    15,358                    16,481
  7/31/2000                    15,479                    16,655
  8/31/2000                    15,694                    16,891
  9/30/2000                    15,775                    16,954
 10/31/2000                    15,862                    17,060
 11/30/2000                    16,146                    17,352
 12/31/2000                    16,479                    17,695
  1/31/2001                    16,675                    17,991
  2/28/2001                    16,825                    18,177
  3/31/2001                    16,928                    18,260
  4/30/2001                    16,763                    18,124
  5/31/2001                    16,821                    18,228
  6/30/2001                    16,898                    18,315
  7/31/2001                    17,279                    18,772
  8/31/2001                    17,460                    19,013
  9/30/2001                    17,748                    19,188
 10/31/2001                    18,086                    19,674
 11/30/2001                    17,820                    19,352
 12/31/2001                    17,699                    19,199
  1/31/2002                    17,785                    19,340
  2/28/2002                    17,946                    19,504
  3/31/2002                    17,603                    19,109
  4/30/2002                    17,997                    19,479
  5/31/2002                    18,125                    19,658
  6/30/2002                    18,360                    19,826
  7/31/2002                    18,694                    20,064

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expensespaid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
---------------------------------------------------------------------------
As of July 31, 2002   Inception Date     1 Year       5 Year        10 Year
---------------------------------------------------------------------------
Class A Shares*          12/1/88          3.89%        6.09%          6.46%
Class B Shares**         9/16/97/1/       2.43%        5.77%          5.93%
Trust Shares              9/2/97/1/       8.34%        7.08%          6.96%
---------------------------------------------------------------------------
 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).

 The chart and table above compare a hypothetical $10,000 investment from 7/31/92 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmark. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth Bond Fund is measured against the Lehman Brothers Government/Credit Bond Index, an unmanaged broad-based index representative of the total return of long-term government and corporate bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 1Performance for the Class B and Trust Shares, which commenced operations on 9/16/97 and 9/2/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99 the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH LIMITED TERM BOND FUND

PORTFOLIO MANAGER                                             [GRAPHIC]

John P. Boston, CFA
Senior Vice President                PORTFOLIO MANAGER'S PERSPECTIVE
AmSouth Bank              "The AmSouth Limited Term Bond Fund was designed to
AmSouth Investment        fill the gap between money market funds and long-term
Management Company, LLC   bond funds. For investors looking for a diversified bond fund, this Fund represents the first step out on the 'risk/return'
John manages the AmSouth         spectrum from the money market arena."
Limited Term Bond Fund
and the AmSouth
Government Income Fund
and co-manages the
AmSouth Bond Fund. He
has 14 years of
experience as a
fixed-income manager. He
holds a bachelor's
degree in finance and
political science and is
a Chartered Financial
Analyst.

                                    [GRAPHIC]

                                      Q&A
Q. How did the Fund perform during the 12-month period from August 1, 2001 through July 31, 2002?

A. The Fund's total return for the period ended July 31, 2002 was 6.44% (Class A Shares at NAV). The Fund's benchmarks, the Merrill Lynch 1-5-Year Government/Corporate Bond Index and the Lipper Short Intermediate Investment Grade Debt Funds Average/1/, gained 7.28% and 4.67%, respectively.

Q. What factors affected the Fund's performance?

A. A weakening economy led the Fed to adopt an easier monetary policy. The Fed's five interest rate cuts during the period brought rates to their lowest level in more than four decades. Bonds performed well in that environment. Short-term bonds, which are very sensitive to the Fed's shifts in monetary policy, performed in line with long-term issues during this period.

The economy in the beginning of the period seemed ready to recover from recession, but the terrorist attacks of September 11 prevented such a rebound. Investors pulled money out of the equity markets en masse and fled to the relative safety of the fixed-income markets. Favorable economic news in November helped to buoy the stock market during the five months through March, but a string of accounting scandals seriously damaged investor confidence and sent money back into the fixed-income market.

Q. How did you position the Fund in that environment?

A. The Fund's average maturity began the period at 2.7 years and ended it at
2.3 years. The reduction in the Fund's average maturity reduced shareholders' interest rate risk as the Fed continued its easing policy.++

We reduced the Fund's corporate bond position during the period, but such holdings still made up 73% of the portfolio by the end of the period. That position was still overweighted relative to the Fund's benchmark. We concentrated on high quality corporate names for the Fund, but the fallout of accounting scandals such as Enron hurt the entire corporate bond market. Investors shifted money to the relative safety of Treasuries and other premium-quality issues, which outperformed corporate bonds by a wide margin. We reduced risk in the corporate sector by diversifying our holdings among different industries and companies.++

Q. What is your outlook for the bond market, and how will you manage the Fund in that environment?

A. We expect the economy to begin a slow but sustainable recovery in the coming months. We intend to position the Fund with an average maturity shorter than that of its benchmark to help reduce the Fund's interest rate risk. We also intend to continue to look for opportunities among high quality corporate bonds, which, we feel, should perform well as the economy improves.

/1/See Glossary of Terms for additional information.

++The Fund's portfolio composition is subject to change.

                                                 AMSOUTH LIMITED TERM BOND FUND

                                    [CHART]

Value of a $10,000 Investment


               AmSouth Limited       Merrill Lynch 1-5-Year
               Term Bond Fund         Government/Corporate
              (Class A Shares)*           Bond Index
              -----------------           ----------
 7/31/1992          9,600                    10,000
 8/31/1992          9,671                    10,104
 9/30/1992          9,791                    10,224
10/31/1992          9,708                    10,128
11/30/1992          9,683                    10,092
12/31/1992          9,740                    10,203
 1/31/1993          9,876                    10,360
 2/28/1993          9,985                    10,486
 3/31/1993         10,020                    10,527
 4/30/1993         10,096                    10,608
 5/31/1993         10,071                    10,580
 6/30/1993         10,208                    10,689
 7/31/1993         10,245                    10,712
 8/31/1993         10,379                    10,842
 9/30/1993         10,412                    10,881
10/31/1993         10,418                    10,905
11/30/1993         10,393                    10,886
12/31/1993         10,437                    10,931
 1/31/1994         10,539                    11,023
 2/28/1994         10,434                    10,913
 3/31/1994         10,290                    10,814
 4/30/1994         10,214                    10,750
 5/31/1994         10,208                    10,765
 6/30/1994         10,207                    10,788
 7/31/1994         10,324                    10,902
 8/31/1994         10,351                    10,941
 9/30/1994         10,287                    10,885
10/31/1994         10,292                    10,900
11/30/1994         10,237                    10,842
12/31/1994         10,249                    10,871
 1/31/1995         10,400                    11,036
 2/28/1995         10,584                    11,224
 3/31/1995         10,657                    11,292
 4/30/1995         10,762                    11,408
 5/31/1995         11,025                    11,675
 6/30/1995         11,085                    11,746
 7/31/1995         11,114                    11,776
 8/31/1995         11,189                    11,858
 9/30/1995         11,251                    11,925
10/31/1995         11,346                    12,042
11/30/1995         11,461                    12,170
12/31/1995         11,553                    12,279
 1/31/1996         11,644                    12,389
 2/29/1996         11,568                    12,304
 3/31/1996         11,518                    12,269
 4/30/1996         11,504                    12,256
 5/31/1996         11,514                    12,265
 6/30/1996         11,593                    12,370
 7/31/1996         11,638                    12,414
 8/31/1996         11,651                    12,444
 9/30/1996         11,760                    12,581
10/31/1996         11,897                    12,755
11/30/1996         12,000                    12,879
12/31/1996         11,979                    12,846
 1/31/1997         12,020                    12,904
 2/28/1997         12,037                    12,926
 3/31/1997         11,974                    12,895
 4/30/1997         12,096                    13,020
 5/31/1997         12,176                    13,114
 6/30/1997         12,266                    13,217
 7/31/1997         12,481                    13,411
 8/31/1997         12,431                    13,392
 9/30/1997         12,565                    13,517
10/31/1997         12,686                    13,638
11/30/1997         12,701                    13,664
12/31/1997         12,794                    13,766
 1/31/1998         12,954                    13,927
 2/28/1998         12,935                    13,924
 3/31/1998         12,966                    13,979
 4/30/1998         13,025                    14,045
 5/31/1998         13,108                    14,130
 6/30/1998         13,184                    14,212
 7/31/1998         13,223                    14,275
 8/31/1998         13,433                    14,482
 9/30/1998         13,670                    14,742
10/31/1998         13,677                    14,790
11/30/1998         13,671                    14,769
12/31/1998         13,706                    14,823
 1/31/1999         13,758                    14,898
 2/28/1999         13,645                    14,764
 3/31/1999         13,745                    14,884
 4/30/1999         13,767                    14,934
 5/31/1999         13,698                    14,876
 6/30/1999         13,734                    14,918
 7/31/1999         13,753                    14,935
 8/31/1999         13,782                    14,965
 9/30/1999         13,871                    15,086
10/31/1999         13,881                    15,121
11/30/1999         13,911                    15,145
12/31/1999         13,892                    15,148
 1/31/2000         13,879                    15,114
 2/29/2000         13,978                    15,222
 3/31/2000         14,080                    15,341
 4/30/2000         14,087                    15,351
 5/31/2000         14,125                    15,396
 6/30/2000         14,303                    15,600
 7/31/2000         14,385                    15,710
 8/31/2000         14,499                    15,857
 9/30/2000         14,621                    16,000
10/31/2000         14,663                    16,072
11/30/2000         14,821                    16,257
12/31/2000         15,035                    16,493
 1/31/2001         15,251                    16,732
 2/28/2001         15,363                    16,862
 3/31/2001         15,475                    17,016
 4/30/2001         15,507                    17,027
 5/31/2001         15,576                    17,128
 6/30/2001         15,608                    17,192
 7/31/2001         15,841                    17,467
 8/31/2001         15,938                    17,593
 9/30/2001         16,172                    17,909
10/31/2001         16,333                    18,121
11/30/2001         16,255                    18,012
12/31/2001         16,227                    17,974
 1/31/2002         16,262                    18,025
 2/28/2002         16,380                    18,137
 3/31/2002         16,230                    17,955
 4/30/2002         16,432                    18,203
 5/31/2002         16,534                    18,343
 6/30/2002         16,675                    18,502
 7/31/2002         16,861                    18,738

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
--------------------------------------------------------------------------------
As of July 31, 2002      Inception Date     1 Year    5 Year     10 Year
--------------------------------------------------------------------------------
Class A Shares*               2/1/89         2.18%     5.34%      5.36%
Class B Shares**             1/21/99/1/      0.69%     5.00%      4.84%
Trust Shares                  9/2/97/1/      6.57%     6.32%      5.85%
--------------------------------------------------------------------------------
 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).







 The chart and table above compare a hypothetical $10,000 investment from 7/31/92 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmark. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth Limited Term Bond Fund is measured against the Merrill Lynch 1-5-Year Government/Corporate Bond Index, an unmanaged index generally representative of the total return of short-term government and corporate bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 1Performance for the Class B and Trust Shares, which commenced operations on 1/21/99 and 9/2/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

Effective12/1/99, the Classic and Premier Shares were renamed Class A and Trust
         Shares, respectively.
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH GOVERNMENT INCOME FUND

PORTFOLIO MANAGERS                                                                        [GRAPHIC]

John P. Boston, CFA, Senior Vice President
John Mark McKenzie, Senior Vice President                           PORTFOLIO MANAGERS' PERSPECTIVE
AmSouth Bank                                       "The AmSouth Government Income Fund is more suitable
                                                   for investors who seek income but also demand the safety
The AmSouth Government Income Fund is co-managed   of U.S. government securities.  Although we attempt to
by John Boston, CFA, and John Mark McKenzie. John  consistently generate a high level of income, investors should
Boston also manages the AmSouth Limited Term Bond  be aware that yields and principal values vary and that the
Fund, and co-manages the AmSouth Bond Fund. He      Fund is not guaranteed by the U.S. government."
has 14 years of experience as a fixed-income
manager. He holds a bachelor's degree in finance
and political science and is a Chartered
Financial Analyst.

John Mark McKenzie has more than 14 years of investment management experience. In addition to co-managing the AmSouth Government Income Fund, he manages the AmSouth Limited Term U.S.
Government Fund and four of the AmSouth Money
Market Funds: U.S. Treasury, Treasury Reserve,
Prime, and Institutional Prime Obligations. He holds bachelor's degrees in banking and finance and earned a law degree from the University of Mississippi School of Law.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the 12-month period ended July 31, 2002?

A. The Fund returned 6.96% (Class A Shares at NAV) for the period. That compared to an 8.30% return for the Fund's benchmark, the Lehman Brothers Mortgage Index.

Q. What was the environment like in the bond market during the period?

A. The economy was weak at the beginning of the period, and suffered further because of the September 11 terrorist attacks. Economic data indicated a rebound during the final months of 2001, but the economy then appeared to stagnate. The Fed tried to spark economic growth by reducing short-term interest rates five times. All told, the Fed cut the federal funds rate by two percentage points.

Bond yields were volatile during the period, as investors tried to interpret changing economic data. Yields fell overall, driven by the Fed's rate cuts. Those cuts caused yields to decline most dramatically on short-term securities, steepening the yield curve. Bond yields also declined due to demand from investors who shifted money from stocks to fixed-income securities. That flight from equities was especially prevalent during the weeks following September 11.

The uncertainty of the period--which included terrorist attacks, corporate accounting scandals and economic uncertainty--benefited high quality issues. Government securities outperformed corporate issues in that environment and higher quality corporate bonds outperformed lower-quality corporate issues. Mortgage-backed securities fared well early in the period, when interest rates were perceived to be stable. Those issues suffered later in the period, however, as falling interest rates increased pre-payment risk.

The yield on a three-month Treasury security declined 1.83% during the period; the yield on a two-year Treasury note fell 1.56%; the yield on a 10-year Treasury bond decreased 0.6%; and the yield on a 30-year Treasury bond fell 0.22%.

Q. How did you manage the Fund in that environment?

A. The Fund does not make large bets on the direction of interest rates. We therefore kept the Fund's duration close to that of its benchmark index. We increased the Fund's stake in mortgage-backed securities as yields on those issues rose. Meanwhile, we decreased the Fund's exposure to Treasuries, as those bonds became more expensive.

As of July 31, 2002, the Fund's average maturity was 12.4 years. The Fund on that date held 80.5% of its net assets in agency issues, 17.3% in U.S. Treasuries and the remainder in cash and cash equivalents.++

Q. What is your outlook for the government bond markets during the coming months?

A. The Fed may need to lower interest rates further to spur the economy. That said, a rebound in the economy and equity markets could reduce demand for fixed-income securities, causing yields to rise. We intend to keep the Fund's duration short until there is a change in the economic and market environment relative to its benchmark, and continue to seek high levels of income for shareholders.


++The Fund's portfolio composition is subject to change.

                                                 AMSOUTH GOVERNMENT INCOME FUND

                                    [CHART]

Value of a $10,000 Investment

                 AmSouth Government
                    Income Fund                Lehman Brothers
                 (Class A Shares)*             Mortgage Index
                 -----------------             --------------
 10/1/1993             9,597                        10,000
10/31/1993             9,573                        10,029
11/30/1993             9,549                        10,009
12/31/1993             9,598                        10,090
 1/31/1994             9,656                        10,190
 2/28/1994             9,597                        10,119
 3/31/1994             9,460                         9,855
 4/30/1994             9,411                         9,783
 5/31/1994             9,431                         9,822
 6/30/1994             9,461                         9,800
 7/31/1994             9,572                         9,996
 8/31/1994             9,603                        10,028
 9/30/1994             9,552                         9,886
10/31/1994             9,552                         9,880
11/30/1994             9,511                         9,849
12/31/1994             9,562                         9,928
 1/31/1995             9,720                        10,140
 2/28/1995             9,904                        10,399
 3/31/1995             9,926                        10,448
 4/30/1995            10,027                        10,596
 5/31/1995            10,309                        10,930
 6/30/1995            10,376                        10,992
 7/31/1995            10,379                        11,011
 8/31/1995            10,476                        11,125
 9/30/1995            10,558                        11,223
10/31/1995            10,672                        11,323
11/30/1995            10,807                        11,452
12/31/1995            10,936                        11,595
 1/31/1996            11,000                        11,682
 2/29/1996            10,864                        11,586
 3/31/1996            10,820                        11,544
 4/30/1996            10,767                        11,511
 5/31/1996            10,739                        11,478
 6/30/1996            10,847                        11,636
 7/31/1996            10,888                        11,680
 8/31/1996            10,909                        11,680
 9/30/1996            11,072                        11,875
10/31/1996            11,308                        12,107
11/30/1996            11,494                        12,280
12/31/1996            11,381                        12,217
 1/31/1997            11,428                        12,307
 2/28/1997            11,446                        12,348
 3/31/1997            11,339                        12,232
 4/30/1997            11,494                        12,426
 5/31/1997            11,598                        12,548
 6/30/1997            11,737                        12,695
 7/31/1997            12,001                        12,933
 8/31/1997            11,937                        12,902
 9/30/1997            12,103                        13,066
10/31/1997            12,252                        13,211
11/30/1997            12,309                        13,255
12/31/1997            12,445                        13,375
 1/31/1998            12,580                        13,508
 2/28/1998            12,600                        13,536
 3/31/1998            12,643                        13,593
 4/30/1998            12,691                        13,670
 5/31/1998            12,787                        13,761
 6/30/1998            12,861                        13,827
 7/31/1998            12,910                        13,897
 8/31/1998            13,056                        14,024
 9/30/1998            13,273                        14,193
10/31/1998            13,253                        14,175
11/30/1998            13,314                        14,246
12/31/1998            13,334                        14,307
 1/31/1999            13,417                        14,409
 2/28/1999            13,284                        14,351
 3/31/1999            13,343                        14,447
 4/30/1999            13,400                        14,514
 5/31/1999            13,334                        14,432
 6/30/1999            13,291                        14,382
 7/31/1999            13,248                        14,284
 8/31/1999            13,226                        14,284
 9/30/1999            13,381                        14,515
10/31/1999            13,436                        14,600
11/30/1999            13,454                        14,607
12/31/1999            13,418                        14,572
 1/31/2000            13,389                        14,445
 2/29/2000            13,527                        14,613
 3/31/2000            13,716                        14,772
 4/30/2000            13,664                        14,782
 5/31/2000            13,655                        14,790
 6/30/2000            13,877                        15,106
 7/31/2000            13,983                        15,203
 8/31/2000            14,178                        15,434
 9/30/2000            14,242                        15,594
10/31/2000            14,365                        15,707
11/30/2000            14,592                        15,942
12/31/2000            14,850                        16,199
 1/31/2001            15,020                        16,452
 2/28/2001            15,145                        16,545
 3/31/2001            15,211                        16,641
 4/30/2001            15,156                        16,665
 5/31/2001            15,223                        16,775
 6/30/2001            15,259                        16,810
 7/31/2001            15,556                        17,109
 8/31/2001            15,685                        17,260
 9/30/2001            15,938                        17,519
10/31/2001            16,240                        17,760
11/30/2001            16,011                        17,597
12/31/2001            15,891                        17,530
 1/31/2002            15,976                        17,693
 2/28/2002            16,108                        17,895
 3/31/2002            15,860                        17,705
 4/30/2002            16,153                        18,040
 5/31/2002            16,239                        18,171
 6/30/2002            16,389                        18,321
 7/31/2002            16,638                        18,529

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
---------------------------------------------------------------------------
As of July 31, 2002    Inception Date    1 Year   5 Year   Since Inception
---------------------------------------------------------------------------
Class A Shares*          10/1/93          2.69%    5.88%        5.94%
Class B Shares**         3/13/00/1/       1.18%    5.55%        5.47%
Trust Shares             9/2/97/1/        7.12%    6.89%        6.50%
---------------------------------------------------------------------------
 * Reflects maximum 5.50% sales charge.
** Reflects applicable contingent deferred sales charge (maximum 5.00%).









 The chart and table above compare a hypothetical $10,000 investment from 10/1/93 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmark. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth Government Income Fund is measured against the Lehman Brothers Mortgage Index, an unmanaged index generally representative of the mortgage bond market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 1Performance for the Class B and Trust Shares, which commenced operations on 3/13/00 and 9/2/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND

PORTFOLIO MANAGER                                                                      [GRAPHIC]

John Mark McKenzie
Senior Vice President                                         PORTFOLIO MANAGER'S PERSPECTIVE
AmSouth Bank                                       "The AmSouth Limited Term U.S. Government Fund seeks to
AmSouth Investment Management Company, LLC         provide current income from high-grade securities while
                                                   limiting share price fluctuations. We minimize share price
John Mark has more than 14 years of investment     movements by investing in securities with short maturities.
management experience. In addition to managing     While we generally track the Merrill Lynch 1-5-Year
the AmSouth Limited Term U.S. Government Fund, he  Government Bond Index, we seek to outperform it through co-manages the AmSouth Government Income Fund and  an occasional contrarian stance to prevailing market
manages four of the AmSouth Money Market Funds:                                      sentiment."
U.S.Treasury, Treasury Reserve, Prime, and
Institutional Prime Obligations. He holds
bachelors' degrees in banking and finance and
earned a law degree from the University of
Mississippi School of Law.

                                    [GRAPHIC]

                                      Q&A
Q. How did the Fund perform during the 12-month period ended July 31, 2002?

A. The Fund returned 5.65% (Class A Shares at NAV) during the period. That compared to a 7.78% return for the Fund's benchmark, the Merrill Lynch 1-5 Year Government Bond Index.

Q. What was the environment in the government bond markets like during the period?

A. The economy began the period in a recession, which was exacerbated by the events of September 11. The economy showed signs of strength during the fall, but then appeared to weaken. The Fed attempted to stimulate the economy by lowering short-term interest rates five times, for a total reduction of two percentage points.

Bond yields fell during the period, despite considerable volatility. The Fed's rate cuts drove down yields, particularly on shorter-term issues. Investors fleeing the weak equity market sought stability in bonds, which also contributed to lower yields. That phenomenon was especially powerful following September 11, when investors shifted a great deal of cash from equities to fixed-income investments.

The terrorist attacks, corporate accounting scandals and the difficulty of reading the economy's direction led investors to favor high quality issues. Therefore, government securities outperformed corporate issues. The yield on a three-month Treasury security declined 1.83 percentage points during the period; the yield on a two-year Treasury note fell 1.56 percentage points; the yield on a 10-year Treasury bond decreased 0.6 percentage points; and the yield on a 30-year Treasury bond fell 0.22 percentage points.

Q. How did you manage the Fund in that environment?

A. We kept the Fund's duration close to that of its benchmark, maintaining our strategy of avoiding big duration bets. The Fund benefited from its large position in Treasury securities. We pared down the Fund's exposure to Treasuries as those bonds appreciated during the period, and reduced the Fund's cash stake. We shifted assets into mortgage-backed securities, which performed poorly during much of the period but offered attractive yields.

As of July 31, 2002, the Fund's average maturity was 3.0 years. The Fund on that date held 63.2% of net assets in agency issues, 30.9% of in Treasury securities, and the remainder in cash and cash equivalents.++

Q. What is your outlook for the government bond markets during the coming months?*

A. The Fed may lower interest rates later this year if the economy remains weak. That said, yields could rise if the economy rebounds and investors return to the equity markets. With that in mind, we intend to keep the Fund's duration neutral relative to its benchmark, and maintain the Fund's small cash stake.

++The Fund's portfolio composition is subject to change.

 *Shareholders have been notified of the proposal to reorganize the Limited
  Term U.S. Government Fund into the Government Income Fund later this year.

                                      AMSOUTH LIMITED TERM U.S. GOVERNMENT FUND

                                    [CHART]

Value of a $10,000 Investment

               AmSouth Limited Term         Merrill Lynch
               U.S. Government Fund      1-5-Year Government
                 (Class A Shares)*           Bond Index
                 -----------------           ----------
 7/31/1992           $9,598                  $10,000
 8/31/1992            9,704                   10,000
 9/30/1992            9,846                   10,110
10/31/1992            9,692                   10,231
11/30/1992            9,621                   10,129
12/31/1992            9,751                   10,091
 1/31/1993            9,941                   10,204
 2/28/1993           10,095                   10,357
 3/31/1993           10,118                   10,481
 4/30/1993           10,201                   10,517
 5/31/1993           10,154                   10,597
 6/30/1993           10,260                   10,565
 7/31/1993           10,272                   10,673
 8/31/1993           10,391                   10,694
 9/30/1993           10,426                   10,823
10/31/1993           10,438                   10,862
11/30/1993           10,402                   10,883
12/31/1993           10,438                   10,864
 1/31/1994           10,509                   10,906
 2/28/1994           10,402                   10,994
 3/31/1994           10,308                   10,886
 4/30/1994           10,249                   10,787
 5/31/1994           10,249                   10,724
 6/30/1994           10,260                   10,738
 7/31/1994           10,355                   10,759
 8/31/1994           10,379                   10,871
 9/30/1994           10,331                   10,909
10/31/1994           10,343                   10,852
11/30/1994           10,308                   10,866
12/31/1994           10,331                   10,809
 1/31/1995           10,450                   10,836
 2/28/1995           10,604                   11,001
 3/31/1995           10,663                   11,185
 4/30/1995           10,757                   11,248
 5/31/1995           10,959                   11,362
 6/30/1995           11,018                   11,621
 7/31/1995           11,018                   11,688
 8/31/1995           11,089                   11,718
 9/30/1995           11,148                   11,798
10/31/1995           11,254                   11,864
11/30/1995           11,361                   11,978
12/31/1995           11,456                   12,102
 1/31/1996           11,527                   12,206
 2/29/1996           11,420                   12,315
 3/31/1996           11,361                   12,232
 4/30/1996           11,325                   12,197
 5/31/1996           11,325                   12,184
 6/30/1996           11,408                   12,192
 7/31/1996           11,444                   12,295
 8/31/1996           11,444                   12,338
 9/30/1996           11,550                   12,368
10/31/1996           11,692                   12,501
11/30/1996           11,811                   12,669
12/31/1996           11,763                   12,778
 1/31/1997           11,811                   12,757
 2/28/1997           11,834                   12,814
 3/31/1997           11,790                   12,835
 4/30/1997           11,882                   12,804
 5/31/1997           11,951                   12,926
 6/30/1997           12,032                   13,018
 7/31/1997           12,193                   13,117
 8/31/1997           12,155                   13,303
 9/30/1997           12,269                   13,287
10/31/1997           12,373                   13,408
11/30/1997           12,393                   13,529
12/31/1997           12,490                   13,557
 1/31/1998           12,620                   13,660
 2/28/1998           12,623                   13,816
 3/31/1998           12,654                   13,814
 4/30/1998           12,708                   13,866
 5/31/1998           12,777                   13,931
 6/30/1998           12,832                   14,012
 7/31/1998           12,875                   14,093
 8/31/1998           13,059                   14,154
 9/30/1998           13,293                   14,374
10/31/1998           13,297                   14,626
11/30/1998           13,287                   14,684
12/31/1998           13,325                   14,647
 1/31/1999           13,381                   14,698
 2/28/1999           13,263                   14,766
 3/31/1999           13,345                   14,632
 4/30/1999           13,386                   14,743
 5/31/1999           13,335                   14,789
 6/30/1999           13,335                   14,740
 7/31/1999           13,338                   14,783
 8/31/1999           13,353                   14,806
 9/30/1999           13,451                   14,844
10/31/1999           13,467                   14,956
11/30/1999           13,481                   14,988
12/31/1999           13,469                   15,010
 1/31/2000           13,445                   15,009
 2/29/2000           13,526                   14,997
 3/31/2000           13,617                   15,082
 4/30/2000           13,611                   15,199
 5/31/2000           13,655                   15,223
 6/30/2000           13,813                   15,277
 7/31/2000           13,889                   15,471
 8/31/2000           13,997                   15,571
 9/30/2000           14,108                   15,710
10/31/2000           14,168                   15,839
11/30/2000           14,301                   15,937
12/31/2000           14,468                   16,122
 1/31/2001           14,630                   16,351
 2/28/2001           14,741                   16,561
 3/31/2001           14,826                   16,683
 4/30/2001           14,810                   16,821
 5/31/2001           14,863                   16,830
 6/30/2001           14,903                   16,917
 7/31/2001           15,099                   16,973
 8/31/2001           15,178                   17,090
 9/30/2001           15,386                   17,425
10/31/2001           15,538                   17,631
11/30/2001           15,421                   17,519
12/31/2001           15,362                   17,489
 1/31/2002           15,400                   17,547
 2/28/2002           15,492                   17,663
 3/31/2002           15,325                   17,481
 4/30/2002           15,521                   17,732
 5/31/2002           15,612                   17,841
 6/30/2002           15,744                   18,019
 7/31/2002           15,952                   18,293

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
------------------------------------------------------------------------------
As of July 31, 2002      Inception Date     1 Year     5 Year     10 Year
------------------------------------------------------------------------------
Class A Shares*            2/28/97/1/        1.40%      4.67%      4.78%
Class B Shares**            3/3/98/2/       -0.17%      4.37%      4.27%
Trust Shares              12/14/98/2/        5.81%      5.59%      5.25%
------------------------------------------------------------------------------
*Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart and table above compare a hypothetical $10,000 investment 7/31/92 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmark. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth Limited Term U.S. Government Fund is measured against the Merrill Lynch 1-5-Year Government Bond Index, which is generally representative of the performance of government bonds in that maturity range with a rating of at least Baa. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 2/28/97 to 3/12/00 of the ISG Limited Term U.S. Government Fund, an open-end investment company that was the predecessor fund to the AmSouth Limited Term U.S. Government Fund.

/1/The ISG Limited Term U.S. Government Fund commenced operations on 2/28/97, through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods dating back to 7/31/92, and prior to the Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected.

/2/Performance for the Class B and Trust Shares, which commenced operations on 3/3/98 and 12/14/98, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH MUNICIPAL BOND FUND+

PORTFOLIO MANAGER                                                                      [GRAPHIC]

Dorothy E. Thomas, CFA
Senior Vice President                                         PORTFOLIO MANAGER'S PERSPECTIVE
AmSouth Bank                                       "With the AmSouth Municipal Bond Fund, we concentrate
AmSouth Investment Management Company, LLC         on high-quality municipal bonds--those in the top three
                                                   rating classes, or of comparable quality.  As with other
Dorothy has more than 19 years of experience as    AmSouth bond funds, we strive to achieve strong returns by
an investment portfolio manager. She holds a       taking advantage of anticipated changes in interest rates."
M.B.A and a B.A. in economics. She also serves as
manager of tax-exempt, fixed-income investments.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the period?

A. The Fund posted a total return of 6.05% (Class A Shares at NAV) during the 12 months ended July 31, 2002. The Merrill Lynch 3-7 Year Municipal Bond Index gained 7.15%, while the Merrill Lynch 1-12 Year Municipal Bond Index returned 7.18%.

As of July 31, 2002, the Fund's 30-day SEC yield was 2.47%. For investors in the 38.6% federal income tax bracket, that is equivalent to a taxable yield of 4.02%. Shareholders who are residents of Alabama could realize a higher taxable-equivalent yield. The yield percentage is annualized.

We achieved our objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). The Fund's average maturity was 5.0 years as of July 31, 2002.++

Q. What factors affected the Fund's performance?

A. The economy began the period in a recession, and weakened further following the terrorist attacks of September 11. The Fed cut short-term interest rates five times in an effort to spark economic growth. There were some signs that the economy was improving, but other evidence suggested it remained weak. Those conflicting signals created a great deal of uncertainty among investors. Meanwhile, several corporate accounting scandals hurt investor confidence and sent stock prices lower.

Municipal bonds performed well in that environment. Equity investors who found the stock market too risky shifted money into municipal securities, which offered attractive tax-equivalent yields and relative stability. Strong demand for municipal issues more than offset the heavy supply of new issues, pushing muni bond yields down and their prices up.

Q. How did you manage the Fund in that environment?

A. We positioned the Fund defensively due to our belief that interest rates will eventually rise as the economy strengthens. The average maturity of the Fund's portfolio during most of the period was shorter than that of its benchmark index. However, we did extend the average maturity to help capture additional yield during periods when interest rates rose temporarily. Our relatively short average maturity benefited the Fund's performance, as short-term interest rates fell significantly along with the Fed's rate cuts.

We also maintained the Fund's high credit quality. That approach also helped the Fund's performance as investors favored the relative security and stability of top-quality debt during the difficult market environment. We did not believe that the extra yield available on lower-rated issues was sufficient to compensate for their additional risk.

Q. What is your outlook going forward?

A. It is unclear how quickly the economy is coming out of recession. However, we believe that interest rates could rise during the next 12 months if the economy strengthens. What is more, the heavy supply of new municipal bonds could contribute to an increase in muni yields if investors shift assets back into equities. We therefore intend to maintain the Fund's defensive strategy for the time being by remaining relatively short and focusing on high quality securities. However, we intend to look for opportunities to extend the Fund's average maturity and to help capture higher yields if rates rise.

We will also pay close attention to how the recession affects issuers of municipal debt. It often takes some time for recessions to impact state and local governments, because tax revenues are based on economic activity of the prior year. States and municipalities therefore must monitor their budgets and new debt issuance closely during the coming months.



+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

++The Fund's portfolio composition is subject to change.

                                                   AMSOUTH MUNICIPAL BOND FUND+

                                    [CHART]

Value of a $10,000 Investment

               AmSouth Municipal        Merrill Lynch          Merrill Lynch
                 Bond Fund            3-7-Year Municipal    1-12-Year Municipal
              (Class A Shares)*           Bond Index             Bond Index
               ----------------          ----------             ----------
 7/31/1992         9,598                    10,000                10,000
 8/31/1992         9,550                     9,942                 9,889
 9/30/1992         9,562                    10,011                 9,954
10/31/1992         9,562                     9,925                 9,840
11/30/1992         9,692                    10,188                10,079
12/31/1992         9,704                    10,234                10,149
 1/31/1993         9,751                    10,315                10,264
 2/28/1993        10,000                    10,529                10,524
 3/31/1993         9,917                    10,513                10,473
 4/30/1993         9,964                    10,570                10,566
 5/31/1993        10,000                    10,648                10,595
 6/30/1993        10,083                    10,731                10,721
 7/31/1993        10,118                    10,710                10,719
 8/31/1993        10,237                    10,819                10,878
 9/30/1993        10,331                    10,923                10,963
10/31/1993        10,355                    10,984                11,048
11/30/1993        10,296                    10,896                10,950
12/31/1993        10,438                    11,051                11,123
 1/31/1994        10,485                    11,162                11,234
 2/28/1994        10,331                    10,974                10,984
 3/31/1994        10,071                    10,668                10,692
 4/30/1994        10,107                    10,737                10,738
 5/31/1994        10,130                    10,810                10,786
 6/30/1994        10,166                    10,816                10,777
 7/31/1994        10,296                    11,014                11,007
 8/31/1994        10,320                    11,023                11,035
 9/30/1994        10,249                    10,935                10,910
10/31/1994        10,178                    10,866                10,837
11/30/1994        10,059                    10,761                10,701
12/31/1994        10,166                    10,860                10,840
 1/31/1995        10,249                    10,931                11,000
 2/28/1995        10,450                    11,160                11,294
 3/31/1995        10,544                    11,229                11,349
 4/30/1995        10,580                    11,304                11,394
 5/31/1995        10,769                    11,560                11,721
 6/30/1995        10,781                    11,571                11,699
 7/31/1995        10,911                    11,665                11,789
 8/31/1995        10,982                    11,771                11,913
 9/30/1995        10,994                    11,769                11,924
10/31/1995        11,124                    11,825                12,023
11/30/1995        11,183                    11,989                12,223
12/31/1995        11,219                    12,017                12,291
 1/31/1996        11,266                    12,157                12,441
 2/29/1996        11,302                    12,135                12,323
 3/31/1996        11,183                    12,033                12,313
 4/30/1996        11,160                    12,031                12,315
 5/31/1996        11,148                    12,023                12,316
 6/30/1996        11,219                    12,073                12,387
 7/31/1996        11,302                    12,175                12,504
 8/31/1996        11,349                    12,193                12,515
 9/30/1996        11,396                    12,299                12,628
10/31/1996        11,491                    12,412                12,749
11/30/1996        11,633                    12,556                12,909
12/31/1996        11,609                    12,541                12,893
 1/31/1997        11,586                    12,569                12,933
 2/28/1997        11,669                    12,657                13,023
 3/31/1997        11,538                    12,530                12,887
 4/30/1997        11,562                    12,555                12,939
 5/31/1997        11,704                    12,704                13,123
 6/30/1997        11,834                    12,852                13,257
 7/31/1997        12,055                    13,071                13,552
 8/31/1997        11,952                    12,988                13,442
 9/30/1997        12,092                    13,123                13,594
10/31/1997        12,137                    13,172                13,649
11/30/1997        12,162                    13,223                13,705
12/31/1997        12,327                    13,355                13,884
 1/31/1998        12,427                    13,457                14,000
 2/28/1998        12,416                    13,476                14,023
 3/31/1998        12,404                    13,496                14,042
 4/30/1998        12,335                    13,441                13,977
 5/31/1998        12,523                    13,614                14,180
 6/30/1998        12,554                    13,650                14,220
 7/31/1998        12,573                    13,698                14,264
 8/31/1998        12,786                    13,895                14,484
 9/30/1998        12,930                    14,026                14,640
10/31/1998        12,937                    14,055                14,659
11/30/1998        12,952                    14,071                14,680
12/31/1998        12,995                    14,148                14,754
 1/31/1999        13,173                    14,315                14,958
 2/28/1999        13,071                    14,266                14,869
 3/31/1999        13,044                    14,277                14,857
 4/30/1999        13,086                    14,325                14,899
 5/31/1999        12,983                    14,267                14,817
 6/30/1999        12,756                    14,106                14,605
 7/31/1999        12,863                    14,223                14,730
 8/31/1999        12,818                    14,227                14,714
 9/30/1999        12,836                    14,240                14,734
10/31/1999        12,735                    14,192                14,655
11/30/1999        12,834                    14,280                14,788
12/31/1999        12,778                    14,242                14,753
 1/31/2000        12,707                    14,216                14,702
 2/29/2000        12,807                    14,274                14,808
 3/31/2000        12,992                    14,410                14,999
 4/30/2000        12,900                    14,368                14,943
 5/31/2000        12,848                    14,365                14,901
 6/30/2000        13,149                    14,653                15,249
 7/31/2000        13,328                    14,824                15,453
 8/31/2000        13,494                    14,981                15,649
 9/30/2000        13,428                    14,954                15,592
10/31/2000        13,527                    15,061                15,734
11/30/2000        13,598                    15,124                15,809
12/31/2000        13,905                    15,416                16,175
 1/31/2001        14,102                    15,686                16,416
 2/28/2001        14,132                    15,701                16,436
 3/31/2001        14,233                    15,850                16,588
 4/30/2001        14,095                    15,747                16,403
 5/31/2001        14,238                    15,926                16,594
 6/30/2001        14,298                    16,018                16,712
 7/31/2001        14,443                    16,188                16,923
 8/31/2001        14,646                    16,454                17,212
 9/30/2001        14,649                    16,444                17,188
10/31/2001        14,768                    16,588                17,379
11/30/2001        14,614                    16,397                17,123
12/31/2001        14,531                    16,336                17,007
 1/31/2002        14,737                    16,614                17,318
 2/28/2002        14,914                    16,827                17,564
 3/31/2002        14,599                    16,404                17,153
 4/30/2002        14,923                    16,839                17,589
 5/31/2002        15,001                    16,953                17,694
 6/30/2002        15,137                    17,128                17,882
 7/31/2002        15,317                    17,345                18,138

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
--------------------------------------------------------------------------------
As of July 31, 2002         Inception Date    1 Year    5 Year    10 Year
--------------------------------------------------------------------------------
Class A Shares*               7/1/97/1/        1.85%     4.06%     4.36%
Class B Shares**              2/3/99/2/        0.20%     3.68%     3.83%
Trust Shares                  9/2/97/2/        6.10%     5.03%     4.85%
--------------------------------------------------------------------------------
 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart and table above represents a comparison of a hypothetical $10,000 investment from 7/31/92 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmarks. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth Municipal Bond Fund is measured against the Merrill Lynch 3-7-Year Municipal Bond Index and the Merrill Lynch 1-12-Year Municipal Bond Index, which are unmanaged indices that are generally representative of municipal bonds with intermediate maturities. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower. The Fund has changed its standardized benchmark from the Merrill Lynch 3-7-Year Municipal Bond Index to the Merrill Lynch 1-12-Year Municipal Bond Index to provide a more appropriate market comparison for the Fund's performance.

/1/ The quoted performance of the AmSouth Municipal Bond Fund ("Mutual Fund") includes performance of common and collective trust fund ("commingled") accounts advised by AmSouth Bank for periods dating back to 7/31/92 and prior to the Fund's commencement of operations on 7/1/97, as adjusted to reflect the expenses associated with the Funds. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled account had been registered, the commingled accounts' performance may have been adversely affected.

/2/ Performance for the Class B and Trust Shares, which commenced operations on 2/3/99 and 9/2/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH FLORIDA TAX-EXEMPT FUND+

Portfolio Manager                                                                      [GRAPHIC]

Dorothy E. Thomas, CFA
Senior Vice President                                         PORTFOLIO MANAGER'S PERSPECTIVE
AmSouth Bank                                       "The AmSouth Florida Tax-Exempt Fund has a portfolio
AmSouth Investment Management Company, LLC         of high-quality issues in a fast-growing state with a strong economic base. Interest on the bonds is exempt from both
Dorothy has more than 19 years of experience as    Federal income tax and the Florida intangibles tax. This
an investment portfolio manager. She holds a       portfolio is managed to benefit from expected interest rate
M.B.A. and a B.A. in economics. She also serves                                          moves."
as manager of tax-exempt, fixed-income
investments.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2002, the Fund produced a total return of 6.38% (Class A Shares at NAV). The Fund's benchmarks, the Merrill Lynch 3-7 Year Municipal Bond Index and the Merrill Lynch 1-12-Year Municipal Bond Index rose 7.15% and 7.18%, respectively.

It is also important to recognize income yield to shareholders. As of July 31, 2002, the Fund's 30-day SEC yield was 2.53%. For investors in the 38.6% federal income tax bracket, that is equivalent to a taxable yield of 4.12%. Shareholders who are residents of Florida could realize a higher taxable-equivalent yield. The yield percentage is annualized.

We achieved the Fund's objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). As of July 31, 2002, the Fund's average maturity was 5.3 years.++

Q. What factors affected the Fund's performance?

A. The recent period was difficult for many investors. The economy suffered a recession, which was exacerbated by the events of September 11. The Fed cut short-term interest rates five times in an attempt to shore up the weak economy. Despite the Fed's efforts, conflicting signals about the economy's health remained. Florida, in particular, experienced revenue shortfalls as travel and tourism suffered following the terrorist attacks. Municipal issuers in the state dealt with the problem effectively, and the economy now appears to be relatively healthy. A series of corporate accounting scandals during the period also severely damaged investor confidence.

Municipal bonds delivered strong returns during the period. Equity investors who were concerned about the prospects for stocks shifted assets into municipal securities, which offered relative stability and attractive yields. Strong demand for municipal bonds more than offset the heavy supply of new issues, pushing muni bond yields down and their prices up.

Q. How did you position the Fund in that environment?

A. The average maturity of the Fund's portfolio was shorter than that of its benchmark index during most of the period. We occasionally extended the average maturity to help capture additional yield during periods when interest rates rose temporarily. The Fund's relatively short average maturity benefited performance, as short-term interest rates fell significantly along with the Fed's rate cuts.

The Fund also maintained a high average credit rating of AA (as rated by Standard & Poor's). The extra yield available on lower- rated issues was insufficient to compensate for their additional risk. That strategy helped the Fund's performance, as investors during the difficult period favored relatively safe municipal issues with strong credit ratings.++

Q. What is your outlook going forward?

A. Interest rates could rise as the economy strengthens. Meanwhile, there has been a significant amount of new municipal issuance recently. That heavy supply could contribute to higher muni yields if the economy improves and investors shift money back into equities. We will maintain the Fund's defensive position until there are clearer indications about the direction of economic growth and interest rates. Specifically, we will continue to structure the Fund with a relatively short average maturity and focus on high quality securities. However, we will look for opportunities to extend the Fund's average maturity and capture higher yields if rates rise.

We will also pay close attention to how the recession affects issuers of municipal debt. It often takes some time for recessions to impact state and local governments, because tax revenues are based on economic activity of the previous year. Municipalities therefore must monitor their budgets and new debt issuance closely during the coming months.


 .



 +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

++The Fund's portfolio composition is subject to change.

                                               AMSOUTH FLORIDA TAX-EXEMPT FUND+

                                    [CHART]

Value of a $10,000 Investment

                AmSouth Florida         Merrill Lynch          Merrill Lynch
                Tax-Exempt Fund       3-7-Year Municipal    1-12-Year Municipal
               (Class A Shares)*          Bond Index              Bond Index
                ---------------        -----------------    -------------------
 9/30/1994         $9,597                  $10,000                $10,000
10/31/1994          9,530                    9,937                  9,933
11/30/1994          9,414                    9,841                  9,808
12/31/1994          9,497                    9,932                  9,936
 1/31/1995          9,633                    9,997                 10,083
 2/28/1995          9,841                   10,207                 10,352
 3/31/1995          9,915                   10,269                 10,403
 4/30/1995          9,950                   10,338                 10,444
 5/31/1995         10,142                   10,572                 10,744
 6/30/1995         10,149                   10,582                 10,723
 7/31/1995         10,223                   10,668                 10,806
 8/31/1995         10,288                   10,765                 10,919
 9/30/1995         10,304                   10,763                 10,929
10/31/1995         10,390                   10,814                 11,020
11/30/1995         10,476                   10,964                 11,204
12/31/1995         10,545                   10,990                 11,266
 1/31/1996         10,637                   11,118                 11,403
 2/29/1996         10,627                   11,098                 11,295
 3/31/1996         10,512                   11,005                 11,286
 4/30/1996         10,518                   11,003                 11,288
 5/31/1996         10,515                   10,995                 11,289
 6/30/1996         10,553                   11,041                 11,354
 7/31/1996         10,655                   11,135                 11,462
 8/31/1996         10,655                   11,151                 11,471
 9/30/1996         10,722                   11,248                 11,575
10/31/1996         10,804                   11,351                 11,685
11/30/1996         10,938                   11,483                 11,833
12/31/1996         10,925                   11,469                 11,817
 1/31/1997         10,943                   11,494                 11,854
 2/28/1997         11,020                   11,576                 11,937
 3/31/1997         10,910                   11,459                 11,812
 4/30/1997         10,944                   11,482                 11,860
 5/31/1997         11,069                   11,618                 12,028
 6/30/1997         11,163                   11,753                 12,151
 7/31/1997         11,389                   11,954                 12,422
 8/31/1997         11,297                   11,878                 12,321
 9/30/1997         11,416                   12,001                 12,460
10/31/1997         11,468                   12,046                 12,511
11/30/1997         11,504                   12,093                 12,562
12/31/1997         11,640                   12,213                 12,726
 1/31/1998         11,722                   12,307                 12,832
 2/28/1998         11,725                   12,325                 12,854
 3/31/1998         11,736                   12,343                 12,871
 4/30/1998         11,673                   12,292                 12,811
 5/31/1998         11,858                   12,451                 12,998
 6/30/1998         11,876                   12,483                 13,034
 7/31/1998         11,897                   12,528                 13,075
 8/31/1998         12,083                   12,708                 13,276
 9/30/1998         12,204                   12,827                 13,419
10/31/1998         12,199                   12,853                 13,436
11/30/1998         12,225                   12,868                 13,456
12/31/1998         12,273                   12,939                 13,524
 1/31/1999         12,424                   13,092                 13,711
 2/28/1999         12,330                   13,047                 13,629
 3/31/1999         12,307                   13,056                 13,618
 4/30/1999         12,347                   13,100                 13,657
 5/31/1999         12,254                   13,048                 13,581
 6/30/1999         12,079                   12,900                 13,387
 7/31/1999         12,142                   13,008                 13,502
 8/31/1999         12,115                   13,011                 13,487
 9/30/1999         12,108                   13,023                 13,506
10/31/1999         12,053                   12,979                 13,433
11/30/1999         12,146                   13,059                 13,555
12/31/1999         12,109                   13,024                 13,523
 1/31/2000         12,040                   13,001                 13,476
 2/29/2000         12,169                   13,054                 13,573
 3/31/2000         12,326                   13,179                 13,748
 4/30/2000         12,266                   13,140                 13,697
 5/31/2000         12,211                   13,137                 13,659
 6/30/2000         12,474                   13,401                 13,977
 7/31/2000         12,626                   13,557                 14,164
 8/31/2000         12,771                   13,700                 14,344
 9/30/2000         12,709                   13,676                 14,292
10/31/2000         12,815                   13,774                 14,422
11/30/2000         12,870                   13,831                 14,491
12/31/2000         13,122                   14,098                 14,826
 1/31/2001         13,252                   14,346                 15,047
 2/28/2001         13,292                   14,359                 15,065
 3/31/2001         13,385                   14,495                 15,204
 4/30/2001         13,264                   14,401                 15,035
 5/31/2001         13,369                   14,565                 15,210
 6/30/2001         13,437                   14,649                 15,318
 7/31/2001         13,568                   14,805                 15,512
 8/31/2001         13,763                   15,048                 15,776
 9/30/2001         13,754                   15,039                 15,754
10/31/2001         13,897                   15,170                 15,929
11/30/2001         13,768                   14,996                 15,695
12/31/2001         13,708                   14,940                 15,589
 1/31/2002         13,886                   15,194                 15,873
 2/28/2002         14,037                   15,389                 16,099
 3/31/2002         13,764                   15,002                 15,723
 4/30/2002         14,042                   15,400                 16,122
 5/31/2002         14,127                   15,504                 16,218
 6/30/2002         14,247                   15,664                 16,390
 7/31/2002         14,434                   15,862                 16,626

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
-----------------------------------------------------------------------------
As of July 31, 2002     Inception Date    1 Year   5 Year     Since Inception
-----------------------------------------------------------------------------
Class A Shares*            9/30/94         2.11%     4.00%        4.80%
Class B Shares**           3/16/99/1/      0.56%     3.63%        4.40%
Trust Shares               9/2/97/1/       6.54%     5.00%        5.44%
------------------------------------------------------------------------------

 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart and table above compare a hypothetical $10,000 investment from 9/30/94 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmarks. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth Florida Tax-Exempt Fund is measured against the Merrill Lynch 3-7-Year Municipal Bond Index and the Merrill Lynch 1-12-Year Municipal Bond Index, which are unmanaged indices generally representative of municipal bonds with intermediate maturities. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower. The Fund has changed its standardized benchmark from the Merrill Lynch 3-7-Year Municipal Bond Index to the Merrill Lynch 1-12-Year Municipal Bond Index to provide a more appropriate market comparison for the Fund's performance.

/1/Performance for the Class B and Trust Shares, which commenced operations on 3/16/99 and 9/2/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

 Effective 12/1/99, the Classic and Premier Shares were renamed Class A and Trust Shares, respectively.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH TENNESSEE TAX-EXEMPT FUND+

PORTFOLIO MANAGER                                                       [GRAPHIC]

Dorothy E. Thomas, CFA
Senior Vice President                          PORTFOLIO MANAGER'S PERSPECTIVE
AmSouth Bank                        "The AmSouth Tennessee Tax-Exempt Fund generates
AmSouth Investment Management       income that is exempt from both Federal and the state of
Company, LLC                        Tennessee income tax.  The Fund only invests in securities in the top three rating classes, or of comparable quality.  As
Dorothy has more than 19 years of   with the other AmSouth bond funds, we strive to enhance
experience as an investment         long-term performance by capitalizing on expected changes
portfolio manager. She holds a                                in interest rates."
M.B.A. and a B.A. in economics.
She also serves as manager of
tax-exempt, fixed-income
investments.

                                    [GRAPHIC]

                                      Q&A


Q. How did the Fund perform during the period?

A. For the 12 months ended July 31, 2002, the Fund delivered a 5.87% total return (Class A Shares at NAV). In comparison, the Fund's benchmarks, the Lehman Brothers 10-Year Municipal Bond Index and the Merrill Lynch 1-12-Year Municipal Bond Index produced a 7.20% and 7.18% return for the period, respectively.

It is also important to recognize income yield to shareholders. As of July 31, 2002, the Fund's 30-day SEC yield was 2.16%. For investors in the 38.6% federal income tax bracket, that is equivalent to a taxable yield of 3.52%. Shareholders who are residents of Tennessee could realize a higher taxable-equivalent yield. The yield percentage is annualized.

Q. What factors affected the Fund's performance?

A. The economy, already in recession as the period began, further weakened following the September 11 terrorist attacks. The Fed attempted to boost economic growth by cutting short-term interest rates five times. There were some signs that the Fed's strategy was working; however, other evidence suggested the economy remained weak. Those conflicting signals created a great deal of uncertainty among investors. A series of corporate accounting scandals during the period also severely damaged investor confidence and sent stock prices lower.

Municipal bonds delivered strong performance in that environment. Nervous equity investors moved money from stocks into municipal securities, which offered relative stability and attractive tax-equivalent yields. Strong demand for municipal issues more than offset the heavy supply of new issues, pushing muni bond yields down and their prices up. The recession did hurt the Tennessee economy, which experienced a temporary revenue shortfall. However, that problem is being addressed and the state's economy again looks healthy.

Q. How did you position the Fund in that environment?

A. We adopted a relatively defensive strategy for the portfolio, because we believe that interest rates will eventually rise as the economy regains strength. The average maturity of the Fund's portfolio during most of the period was shorter than that of its benchmark index. On occasion, we extended the average maturity to capture additional yield during periods when interest rates rose temporarily. The Fund's relatively short average maturity benefited performance, as short-term interest rates fell significantly along with the Fed's rate cuts. As of July 31, 2002, the Fund's average maturity was 5.8 years.++

The Fund also benefited from its high average credit rating of AA (as rated by Standard & Poor's). The extra yield available on lower-rated issues was insufficient to compensate for their additional risk. Investors during the difficult period favored municipal issues with strong credit ratings, which offered more stability and security.++

Q. What is your outlook for the coming months?

A. The outlook for the economy remains somewhat unclear. However, we believe that interest rates could rise during the next 12 months if the economy strengthens. There also has been a significant amount of new municipal issuance in recent months. That heavy supply could contribute to a rise in muni yields if investors shift assets back into equities. In that environment, we intend to maintain our defensive strategy by positioning the Fund with a relatively short average maturity and focusing on high quality securities. We intend to look for opportunities to extend the Fund's average maturity and capture higher yields if rates rise.

We will also pay close attention to how the recession affects issuers of municipal debt. It often takes some time for a recession impact state and local governments, because tax revenues are based on economic activity of the previous year. States and municipalities therefore must monitor their budgets and new debt issuance closely during the coming months.


+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

++ The Fund's portfolio composition is subject to change.

                                             AMSOUTH TENNESSEE TAX-EXEMPT FUND+

                                [CHART]

Value of a $10,000 Investment

               AmSouth Tennessee        Merrill Lynch 1-12-      Lehman Brothers
                Tax-Exempt Fund           Year Municipal       Municipal 10-Year
               (Class A Shares)*           Bond Index               Index
               -----------------        ------------------     -----------------
 7/31/1992          $9,604                    $10,000              $10,000
 8/31/1992           9,446                      9,889                9,882
 9/30/1992           9,446                      9,954                9,964
10/31/1992           9,337                      9,840                9,862
11/30/1992           9,554                     10,079               10,043
12/31/1992           9,564                     10,149               10,160
 1/31/1993           9,683                     10,264               10,331
 2/28/1993           9,970                     10,524               10,709
 3/31/1993           9,881                     10,473               10,552
 4/30/1993          10,000                     10,566               10,653
 5/31/1993          10,050                     10,595               10,690
 6/30/1993          10,158                     10,721               10,901
 7/31/1993          10,149                     10,719               10,928
 8/31/1993          10,347                     10,878               11,155
 9/30/1993          10,485                     10,963               11,292
10/31/1993          10,475                     11,048               11,311
11/30/1993          10,356                     10,950               11,218
12/31/1993          10,545                     11,123               11,457
 1/31/1994          10,624                     11,234               11,598
 2/28/1994          10,356                     10,984               11,280
 3/31/1994           9,688                     10,692               10,850
 4/30/1994           9,733                     10,738               10,969
 5/31/1994           9,801                     10,786               11,056
 6/30/1994           9,738                     10,777               11,009
 7/31/1994           9,897                     11,007               11,194
 8/31/1994           9,933                     11,035               11,237
 9/30/1994           9,798                     10,910               11,085
10/31/1994           9,634                     10,837               10,924
11/30/1994           9,458                     10,701               10,717
12/31/1994           9,641                     10,840               10,910
 1/31/1995           9,886                     11,000               11,193
 2/28/1995          10,128                     11,294               11,510
 3/31/1995          10,210                     11,349               11,665
 4/30/1995          10,208                     11,394               11,679
 5/31/1995          10,446                     11,721               12,050
 6/30/1995          10,339                     11,699               11,975
 7/31/1995          10,390                     11,789               12,151
 8/31/1995          10,513                     11,913               12,316
 9/30/1995          10,561                     11,924               12,394
10/31/1995          10,685                     12,023               12,537
11/30/1995          10,840                     12,223               12,706
12/31/1995          10,932                     12,291               12,783
 1/31/1996          11,004                     12,441               12,913
 2/29/1996          10,890                     12,323               12,860
 3/31/1996          10,714                     12,313               12,700
 4/30/1996          10,654                     12,315               12,655
 5/31/1996          10,627                     12,316               12,620
 6/30/1996          10,708                     12,387               12,740
 7/31/1996          10,779                     12,504               12,862
 8/31/1996          10,740                     12,515               12,862
 9/30/1996          10,845                     12,628               12,994
10/31/1996          10,962                     12,749               13,158
11/30/1996          11,156                     12,909               13,424
12/31/1996          11,084                     12,893               13,364
 1/31/1997          11,089                     12,933               13,417
 2/28/1997          11,158                     13,023               13,543
 3/31/1997          10,984                     12,887               13,362
 4/30/1997          11,033                     12,939               13,460
 5/31/1997          11,175                     13,123               13,651
 6/30/1997          11,258                     13,257               13,802
 7/31/1997          11,560                     13,552               14,189
 8/31/1997          11,427                     13,442               14,052
 9/30/1997          11,568                     13,594               14,230
10/31/1997          11,630                     13,649               14,305
11/30/1997          11,668                     13,705               14,372
12/31/1997          11,874                     13,884               14,598
 1/31/1998          11,991                     14,000               14,760
 2/28/1998          11,954                     14,023               14,759
 3/31/1998          11,920                     14,042               14,749
 4/30/1998          11,802                     13,977               14,668
 5/31/1998          12,014                     14,180               14,917
 6/30/1998          12,013                     14,220               14,972
 7/31/1998          12,024                     14,264               14,996
 8/31/1998          12,225                     14,484               15,257
 9/30/1998          12,366                     14,640               15,484
10/31/1998          12,363                     14,659               15,491
11/30/1998          12,371                     14,680               15,537
12/31/1998          12,379                     14,754               15,585
 1/31/1999          12,534                     14,958               15,824
 2/28/1999          12,418                     14,869               15,682
 3/31/1999          12,402                     14,857               15,674
 4/30/1999          12,434                     14,899               15,716
 5/31/1999          12,321                     14,817               15,605
 6/30/1999          12,108                     14,605               15,315
 7/31/1999          12,154                     14,730               15,418
 8/31/1999          12,089                     14,714               15,361
 9/30/1999          12,102                     14,734               15,413
10/31/1999          11,989                     14,655               15,304
11/30/1999          12,087                     14,788               15,472
12/31/1999          11,999                     14,753               15,391
 1/31/2000          11,936                     14,702               15,328
 2/29/2000          12,035                     14,808               15,449
 3/31/2000          12,200                     14,999               15,749
 4/30/2000          12,124                     14,943               15,670
 5/31/2000          12,063                     14,901               15,577
 6/30/2000          12,347                     15,249               16,000
 7/31/2000          12,497                     15,453               16,222
 8/31/2000          12,646                     15,649               16,474
 9/30/2000          12,568                     15,592               16,397
10/31/2000          12,686                     15,734               16,565
11/30/2000          12,754                     15,809               16,655
12/31/2000          13,037                     16,175               17,047
 1/31/2001          13,154                     16,416               17,267
 2/28/2001          13,178                     16,436               17,296
 3/31/2001          13,270                     16,588               17,443
 4/30/2001          13,100                     16,403               17,228
 5/31/2001          13,218                     16,594               17,415
 6/30/2001          13,284                     16,712               17,519
 7/31/2001          13,441                     16,923               17,759
 8/31/2001          13,612                     17,212               18,062
 9/30/2001          13,606                     17,188               18,037
10/31/2001          13,720                     17,379               18,260
11/30/2001          13,540                     17,123               18,025
12/31/2001          13,481                     17,007               17,834
 1/31/2002          13,673                     17,318               18,171
 2/28/2002          13,832                     17,564               18,430
 3/31/2002          13,517                     17,153               18,051
 4/30/2002          13,836                     17,589               18,469
 5/31/2002          13,916                     17,694               18,557
 6/30/2002          14,046                     17,882               18,787
 7/31/2002          14,231                     18,138               19,037

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
---------------------------------------------------------------------
As of July 31, 2002     Inception Date    1 Year   5 Year     10 Year
---------------------------------------------------------------------
Class A Shares*            3/28/94/1/      1.65%     3.40%     3.59%
Class B Shares**           2/24/98/2/     -0.02%     3.22%     3.12%
Trust Shares              10/3/97/2/       5.93%     4.42%     4.10%
---------------------------------------------------------------------

 *Reflects maximum 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).



 The chart and table above compare a hypothetical $10,000 investment from 7/31/92 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmarks. The performance information presented above assumes the reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions.

 The performance of the AmSouth Tennessee Tax-Exempt Fund is measured against the Merrill Lynch 1-12-Year Municipal Bond Index, which is unmanaged and is generally representative of municipal bonds with intermediate maturities. The Lehman Brothers Municipal 10-Year Index is an unmanaged index that includes municipal bonds issued within the last five years by municipalities throughout the United States, with maturities of at least one year, but no more than 12 years, and a credit quality of at least Baa. The indices do not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower. The Fund has changed its standardized benchmark from the Lehman Brothers 10-Year Municipal Bond Index to the Merrill Lynch 1-12-Year Municipal Bond Index to provide a more appropriate market comparison for the Fund's performance.

 The quoted returns reflect the performance from 3/28/94 to 3/12/00 of the ISG Tennessee Tax-Exempt Fund, an open-end investment company that was the predecessor fund to the AmSouth Tennessee Tax-Exempt Fund.

/1/The ISG Tennessee Tax-Exempt Fund commenced operations on 3/28/94, through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods dating back to 7/31/92, and prior to the mutual fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected.

/2/Performance for the Class B and Trust Shares, which commenced operations on 2/24/98 and 10/3/97, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND+

PORTFOLIO MANAGER                                                            [GRAPHIC]

Dorothy E. Thomas, CFA                                 PORTFOLIO MANAGER'S PERSPECTIVE
Senior Vice President                    "The AmSouth Limited Term Tennessee Tax-Exempt Fund holds a portfolio of
AmSouth Bank                             high-quality, short-term Tennessee municipal bonds. The Fund buys only bonds
AmSouth Investment Management Company,   rated 'A' and above, while attempting to provide a reliable flow of tax-free
LLC                                      income. By investing in high-quality bonds and keeping bond durations short, we strive to limit fluctuations in the Fund's market value."
Dorothy has more than 19 years of
experience as an investment portfolio
manager. She holds a M.B.A. and a B.A.
in economics. She also serves as
manager of tax-exempt, fixed-income
investments.

                                    [GRAPHIC]

                                      Q&A

Q. How did the Fund perform during the period?

A. The Fund produced a total return of 4.33% (Class A Shares at NAV) during the 12 months ended July 31, 2002. By comparison, the Fund's benchmark, the Merrill Lynch 3-7 Year Municipal Bond Index produced a 7.15% return for the period.

It is also important to recognize income yield to shareholders. As of July 31, 2002, the Fund's 30-day SEC yield was 1.35%. For investors in the 38.6% federal income tax bracket, that is equivalent to a taxable yield of 2.20%. Shareholders who are residents of Tennessee could realize a higher taxable-equivalent yield. The yield percentage is annualized.

We achieved the Fund's objectives while maintaining an average credit quality of AA (as rated by Standard & Poor's). As of July 31, 2002, the Fund's average maturity was 3.2 years.++

Q. What factors affected the Fund's performance?

A. The economy during the period suffered a recession, which was exacerbated by the terrorist attacks of September 11. The Fed responded to the weak economic environment by cutting short-term interest rates five times. Although there were some signs of economic improvement, other evidence indicated the economy remained weak. Those conflicting signals created a great deal of uncertainty among investors. Corporate accounting scandals at a number of large firms also damaged investor confidence, and created significant market volatility.

Municipal bonds benefited from those conditions. Many equity investors shifted money from the stock market into municipal securities, which offered relative stability and attractive yields. The strong demand for municipal issues more than offset the heavy supply of new issues, pushing muni bonds yields down and their prices up. The recession hurt Tennessee, which experienced a temporary revenue shortfall. However, that problem is being addressed and the state's economy again looks healthy.

Q. How did you manage the Fund in that environment?

A. The Fund invests primarily in short-term municipal securities, and therefore benefited from the Fed's five short-term interest rate cuts. We positioned the Fund with a relatively short average maturity, due to our belief that interest rates will eventually rise as the economy shows signs of strength. We also maintained the Fund's high average credit rating of AA (as rated by Standard & Poor's). Investors preferred municipal issues with strong credit ratings, which offered more stability and security during the difficult market environment. Furthermore, we did not believe that the extra yield available on lower-rated issues was sufficient to compensate for their additional risk.++

Q. What is your outlook for the next six to twelve months?*

A. There are conflicting signs about how rapidly the economy is regaining strength. We believe that interest rates could rise during the next year if economic growth continues to improve. There also has been a significant amount of new municipal issuance in recent months. That heavy supply could contribute to an increase in muni yields if investors shift assets back into equities.

We intend to maintain the Fund's defensive strategy by keeping its average maturity relatively short and focusing on high quality securities. That said, we plan look for opportunities to extend the Fund's average maturity and capture higher yields if rates rise. We also intend to pay close attention to how the recession affects issuers of municipal debt. It often takes some time for recessions to impact state and local governments, because tax revenues are based on economic activity of the previous year. States and municipalities therefore must monitor their budgets and new debt issuance closely during the coming months.

* Shareholders have been notified of the proposal to reorganize the Limited Term Tennessee Tax-Exempt Fund into the Tennessee Tax Exempt Fund later this year.

+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

++ The Fund's portfolio composition is subject to change.

                                 AMSOUTH LIMITED TERM TENNESSEE TAX-EXEMPT FUND

                                    [CHART]

Value of a $10,000 Investment

                AmSouth Limited
                Term Tennessee       Merrill Lynch
                Tax-Exempt Fund   3-7-Year Municipal
               (Class A Shares)*      Bond Index
               -----------------  ------------------
 7/31/1992         $ 9,596             $10,000
 8/31/1992           9,585               9,942
 9/30/1992           9,540              10,011
10/31/1992           9,563               9,925
11/30/1992           9,664              10,188
12/31/1992           9,664              10,234
 1/31/1993           9,765              10,315
 2/28/1993           9,955              10,529
 3/31/1993           9,899              10,513
 4/30/1993           9,966              10,570
 5/31/1993           9,989              10,648
 6/30/1993          10,067              10,731
 7/31/1993          10,067              10,710
 8/31/1993          10,157              10,819
 9/30/1993          10,224              10,923
10/31/1993          10,213              10,984
11/30/1993          10,168              10,896
12/31/1993          10,280              11,051
 1/31/1994          10,370              11,162
 2/28/1994          10,224              10,974
 3/31/1994           9,978              10,668
 4/30/1994          10,022              10,737
 5/31/1994          10,045              10,810
 6/30/1994          10,022              10,816
 7/31/1994          10,090              11,014
 8/31/1994          10,146              11,023
 9/30/1994          10,090              10,935
10/31/1994          10,045              10,866
11/30/1994           9,944              10,761
12/31/1994          10,011              10,860
 1/31/1995          10,090              10,931
 2/28/1995          10,213              11,160
 3/31/1995          10,280              11,229
 4/30/1995          10,325              11,304
 5/31/1995          10,504              11,560
 6/30/1995          10,482              11,571
 7/31/1995          10,583              11,665
 8/31/1995          10,650              11,771
 9/30/1995          10,673              11,769
10/31/1995          10,706              11,825
11/30/1995          10,796              11,989
12/31/1995          10,852              12,017
 1/31/1996          10,919              12,157
 2/29/1996          10,897              12,135
 3/31/1996          10,796              12,033
 4/30/1996          10,774              12,031
 5/31/1996          10,762              12,023
 6/30/1996          10,818              12,073
 7/31/1996          10,874              12,175
 8/31/1996          10,852              12,193
 9/30/1996          10,919              12,299
10/31/1996          11,009              12,412
11/30/1996          11,132              12,556
12/31/1996          11,087              12,541
 1/31/1997          11,132              12,569
 2/28/1997          11,211              12,657
 3/31/1997          11,095              12,530
 4/30/1997          11,125              12,555
 5/31/1997          11,224              12,704
 6/30/1997          11,277              12,852
 7/31/1997          11,457              13,071
 8/31/1997          11,387              12,988
 9/30/1997          11,477              13,123
10/31/1997          11,534              13,172
11/30/1997          11,570              13,223
12/31/1997          11,689              13,355
 1/31/1998          11,791              13,457
 2/28/1998          11,774              13,476
 3/31/1998          11,760              13,496
 4/30/1998          11,708              13,441
 5/31/1998          11,833              13,614
 6/30/1998          11,852              13,650
 7/31/1998          11,872              13,698
 8/31/1998          11,985              13,895
 9/30/1998          12,065              14,026
10/31/1998          12,084              14,055
11/30/1998          12,101              14,071
12/31/1998          12,128              14,148
 1/31/1999          12,219              14,315
 2/28/1999          12,187              14,266
 3/31/1999          12,181              14,277
 4/30/1999          12,211              14,325
 5/31/1999          12,157              14,267
 6/30/1999          12,017              14,106
 7/31/1999          12,061              14,223
 8/31/1999          12,032              14,227
 9/30/1999          12,065              14,240
10/31/1999          11,987              14,192
11/30/1999          12,042              14,280
12/31/1999          12,006              14,242
 1/31/2000          11,965              14,216
 2/29/2000          12,045              14,274
 3/31/2000          12,117              14,410
 4/30/2000          12,073              14,368
 5/31/2000          12,045              14,365
 6/30/2000          12,257              14,653
 7/31/2000          12,381              14,824
 8/31/2000          12,443              14,981
 9/30/2000          12,423              14,954
10/31/2000          12,507              15,061
11/30/2000          12,542              15,124
12/31/2000          12,751              15,416
 1/31/2001          12,912              15,686
 2/28/2001          12,943              15,701
 3/31/2001          13,003              15,851
 4/30/2001          12,920              15,747
 5/31/2001          13,017              15,926
 6/30/2001          13,059              16,018
 7/31/2001          13,159              16,188
 8/31/2001          13,285              16,454
 9/30/2001          13,329              16,444
10/31/2001          13,408              16,588
11/30/2001          13,266              16,397
12/31/2001          13,239              16,336
 1/31/2002          13,370              16,614
 2/28/2002          13,461              16,827
 3/31/2002          13,196              16,404
 4/30/2002          13,457              16,839
 5/31/2002          13,524              16,953
 6/30/2002          13,614              17,128
 7/31/2002          13,730              17,345

The chart reflects the performance of the Class A Shares. The performance of the Class B Shares and the Trust Shares will be greater or less than the line shown in the above chart based on the differences in the sales charges and the expenses paid by shareholders investing in Class A Shares, Class B Shares and Trust Shares.

Average Annual Total Return
--------------------------------------------------------------------------------
As of July 31, 2002      Inception Date     1 Year     5 Year     10 Year
--------------------------------------------------------------------------------
Class A Shares*               2/28/97/1/     0.18%      2.84%      3.22%
Class B Shares**               2/3/98/2/    -1.50%      2.45%      2.70%
--------------------------------------------------------------------------------
 *Reflects 4.00% sales charge.
**Reflects applicable contingent deferred sales charge (maximum 5.00%).


 The chart above represents a comparison of a hypothetical $10,000 investment from 7/31/92 to 7/31/02 in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

 The performance of the AmSouth Limited Term Tennessee Tax-Exempt Fund is measured against the Merrill Lynch 3-7-Year Municipal Bond Index an unmanaged index generally representative of municipal bonds with intermediate maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Advisor waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

 The quoted returns reflect the performance from 2/28/97 to 3/12/00 of the ISG Limited Term Tennessee Tax-Exempt Fund, an open-end investment company that was the predecessor fund to the AmSouth Limited Term Tennessee Tax-Exempt Fund.

/1/ The ISG Limited Term Tennessee Tax-Exempt Fund commenced operations on
    2/28/97, through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted performance of the Fund includes performance of the commingled accounts for periods dating back to 7/31/92, and prior to the mutual Fund's commencement of operations, as adjusted to reflect the expenses associated with the Fund. The commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected.

/2/ Performance for the Class B Shares, which commenced operations on 2/3/98, respectively, are based on the historical performance of the Class A Shares (without sales charge) prior to that date. The historical performance for the Class B Shares has been adjusted to reflect the higher 12b-1 fees and the contingent deferred sales charge (CDSC).

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

  THE AMSOUTH MONEY MARKET FUNDS

PORTFOLIO MANAGER
                                         Treasury Reserve, Prime and
John Mark McKenzie, Senior Vice          Institutional Prime Obligations. He
President                                holds bachelors' degrees in banking and
AmSouth Bank                             finance, and he earned a law degree
AmSouth Investment Management Company,   from the University of Mississippi
LLC.                                     School of Law.

John Mark has more than 19 years of
investment management experience. In
addition to managing the AmSouth
Limited Term U.S. Government Fund, he
co-manages the AmSouth Government
Income Fund and manages four of the
AmSouth Money Market Funds: U.S.
Treasury,

                                    [GRAPHIC]

                                      Q&A

Q. What factors affected the performance of the Money Market Funds during the 12-month period ended July 31, 2002?

A. The Fed reduced interest rates five times during the period in an attempt to stimulate the weak economy. The federal funds rate fell from 3.75% at the beginning of the period to 1.75% as of July 31, 2002. The rate reductions caused yields on short-term fixed-income securities to decline sharply, pushing up their prices. Yields also fell due increased demand from investors fleeing the volatile equity markets in favor of more stable short-term instruments.

Meanwhile, corporations issued less short-term debt in an effort to reduce debt loads in the wake of corporate accounting scandals. Many corporations instead issued longer-term debt, taking advantage of low interest rates on such loans. Those factors reduced the supply of short-term corporate debt, further reducing yields on such issues. The shortage of commercial paper increased demand for short-term Treasury issues, as investors unable to buy corporate issues turned their attention to Treasuries.

Q. How did you manage the Funds in that environment?

A. We kept the Funds' average maturities close to those of their benchmark indices. We compensated for the shortage of commercial paper by increasing the corporate Funds' exposure to overnight repo positions and agency discount notes--government-issued securities that offer higher yields than Treasury bills. Meanwhile, we maintained our strategy of investing in high quality securities.

Q. What is your outlook for the money markets?

A. We believe the Fed may cut rates again later this year. Such a decrease could bring short-term yields lower. If the economy show signs of strength, however, investors could pull cash out of money-market securities and return to the stock market--potentially causing money market yields to rise.

.. As of July 31, 2002, the Prime Fund's average maturity was 31days, compared to 49 days on January 31, 2002, and 38 days on July 31, 2001.++

.. As of July 31, 2002, the U.S. Treasury Fund's average maturity was 49 days, compared to 55 days on January 31, 2002, and 51 days on July 31, 2001.++

.. As of July 31, 2002, the Treasury Reserve Fund's average maturity was 35 days, compared to 50 days on January 31, 2002, and 44 days on July 31, 2001.++

.. As of July 31, 2002, the Tax-Exempt+ Fund's average maturity was 65 days, compared to 30 days on January 31, 2002, and 18 days on July 31, 2001.++

.. As of July 31, 2002, the Institutional Prime Obligations Money Market Fund's average maturity was 31 days, compared to 45 days on January 31, 2002, and 36 days on July 31, 2001.++


 +The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

++The composition of the Fund's holdings is subject to change.

 Investments in the Prime, the U.S. Treasury, the Tax-Exempt, Treasury Reserve and the Institutional Prime Obligations Money Market Funds are neither insured or guaranteed by the FDIC or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                                     VALUE FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)



                                                   Shares     Value
                                                  --------- ---------
          COMMON STOCKS (92.5%)
          Aerospace/Defense (0.6%)
          Raytheon Co............................   100,000 $   3,258
                                                            ---------
          Automotive (0.8%)
          Dana Corp..............................   250,000     4,020
          Ford Motor Co..........................     4,294        58
                                                            ---------
                                                                4,078
                                                            ---------
          Banking (3.0%)
          Bank of America Corp...................   187,184    12,448
          SunTrust Banks, Inc....................    50,000     3,290
                                                            ---------
                                                               15,738
                                                            ---------
          Business Services (3.6%)
          MPS Group, Inc. (b).................... 2,125,700    11,266
          Reynolds & Reynolds Co., Class A.......   325,000     8,093
                                                            ---------
                                                               19,359
                                                            ---------
          Chemicals -- Speciality (2.2%)
          Dow Chemical Co........................   157,800     4,556
          Engelhard Corp.........................   278,600     6,965
                                                            ---------
                                                               11,521
                                                            ---------
          Computer Hardware (2.6%)
          Gateway, Inc. (b)...................... 1,300,000     4,420
          Hewlett-Packard Co.....................   178,807     2,530
          IBM Corp...............................   100,000     7,040
                                                            ---------
                                                               13,990
                                                            ---------
          Computer Software & Services (1.0%)
          Computer Associates International, Inc.   290,000     2,708
          Enterasys Networks, Inc. (b)........... 1,955,000     2,405
                                                            ---------
                                                                5,113
                                                            ---------
          Electrical & Electronic (2.1%)
          Avnet, Inc.............................   200,000     3,340
          Solectron Corp. (b).................... 2,000,000     8,000
                                                            ---------
                                                               11,340
                                                            ---------
          Financial Services (7.9%)
          CIT Group, Inc. (b)....................   150,000     3,369
          Citigroup, Inc.........................   250,000     8,385
          J.P. Morgan Chase & Co.................   325,000     8,112
          Washington Mutual, Inc.................   586,900    21,956
                                                            ---------
                                                               41,822
                                                            ---------
          Forest & Paper Products (4.9%)
          Georgia Pacific Corp...................   351,700     7,702
          International Paper Co.................   200,000     7,964
          Weyerhaeuser Co........................   175,000    10,281
                                                            ---------
                                                               25,947
                                                            ---------
          Health Care (3.6%)
          Health Management Assoc., Inc.,
           Class A (b)...........................   181,953     3,681
          HEALTHSOUTH Corp. (b).................. 1,500,000    15,375
                                                            ---------
                                                               19,056
                                                            ---------
          Hotels & Lodging (3.0%)
          Hilton Hotels Corp..................... 1,300,000    15,886
                                                            ---------

                                   Continued

                                                  Shares     Value
                                                 --------- ---------
           COMMON STOCKS, continued
           Insurance (11.8%)
           ACE Ltd..............................   450,000 $  14,252
           Chubb Corp...........................   250,000    16,222
           Marsh & McLennan Cos., Inc...........   114,000     5,461
           MGIC Investment Corp.................   150,000     9,450
           St. Paul Cos., Inc...................   550,000    17,165
                                                           ---------
                                                              62,550
                                                           ---------
           Medical Supplies (1.0%)
           C.R. Bard, Inc.......................   100,000     5,407
                                                           ---------
           Multimedia (1.2%)
           AOL Time Warner, Inc. (b)............   550,000     6,325
                                                           ---------
           Oil & Gas Exploration, Production, &
            Services (18.2%)
           Anadarko Petroleum Corp..............   100,000     4,350
           Burlington Resources, Inc............   120,000     4,386
           ChevronTexaco Corp...................   127,151     9,536
           El Paso Corp.........................   650,000     9,393
           Kerr-McGee Corp......................   170,000     7,951
           Marathon Oil Corp....................   521,600    12,644
           Noble Energy, Inc....................   300,000     9,327
           Sunoco, Inc..........................   380,000    13,505
           Valero Energy Corp...................   455,367    15,509
           Williams Cos., Inc................... 3,500,000    10,325
                                                           ---------
                                                              96,926
                                                           ---------
           Pharmaceuticals (6.2%)
           Bristol-Myers Squibb Co..............   550,000    12,887
           Pharmacia Corp.......................   344,450    15,410
           Schering-Plough Corp.................   175,000     4,463
                                                           ---------
                                                              32,760
                                                           ---------
           Retail (1.7%)
           CVS Corp.............................   270,000     7,722
           Gap (The), Inc.......................   100,000     1,215
                                                           ---------
                                                               8,937
                                                           ---------
           Telecommunications -- Equipment (3.6%)
           Harris Corp..........................   290,000     9,312
           Lucent Technologies, Inc. (b)........ 1,940,000     3,395
           Nortel Networks Corp., ADR (b)....... 1,400,000     1,358
           Qwest Communications International,
            Inc................................. 3,800,000     4,864
                                                           ---------
                                                              18,929
                                                           ---------
           Telecommunications -- Wireless (0.1%)
           AT&T Wireless Services Inc. (b)......   100,000       469
                                                           ---------
           Travel (2.2%)
           Carnival Corp........................    50,000     1,325
           Cendant Corp. (b)....................   750,000    10,365
                                                           ---------
                                                              11,690
                                                           ---------
           Utilities -- Electric & Gas (8.7%)
           Constellation Energy Group...........   325,000     9,058
           Duke Energy Corp.....................   425,000    10,833
           Mirant Corp. (b)..................... 3,700,000    13,320
           Reliant Energy, Inc.................. 1,300,000    13,078
                                                           ---------
                                                              46,289
                                                           ---------

                                   Continued

 VALUE FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)


                                                    Shares    Value
                                                  ---------- --------
           COMMON STOCKS, continued
           Utilities -- Telecommunications (2.5%)
           BellSouth Corp........................     50,000 $  1,343
           SBC Communications, Inc...............     30,000      830
           Verizon Communications................    340,000   11,219
                                                             --------
                                                               13,392
                                                             --------
           TOTAL COMMON STOCKS...................             490,782
                                                             --------
           INVESTMENT COMPANIES (7.0%)
           AmSouth Prime Money Market Fund....... 18,078,399   18,078
           AmSouth U.S. Treasury Money Market
            Fund................................. 18,900,901   18,901
                                                             --------
           TOTAL INVESTMENT
            COMPANIES............................              36,979
                                                             --------
           TOTAL INVESTMENTS
             (Cost $591,738) (a) -- 99.5%........             527,761
           Other assets in excess of
            liabilities -- 0.5%..................               2,819
                                                             --------
           NET ASSETS -- 100.0%..................            $530,580
                                                             ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                     Unrealized appreciation.... $  90,527
                     Unrealized depreciation....  (154,504)
                                                 ---------
                     Net unrealized depreciation $ (63,977)
                                                 =========

(b)Represents non-income producing security.
ADR -- American Depositary Receipt


                      See notes to financial statements.

                                                            CAPITAL GROWTH FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)

                                                  Shares    Value
                                                  ------- ---------
            COMMON STOCKS (94.4%)
            Aerospace/Defense (7.2%)
            Boeing Co............................  35,000 $   1,453
            General Dynamics Corp................  66,000     5,340
            L-3 Communications Holdings, Inc. (b)  90,000     4,160
            Lockheed Martin Corp.................  35,000     2,244
            Raytheon Co..........................  70,000     2,281
            United Technologies Corp.............  55,000     3,823
                                                          ---------
                                                             19,301
                                                          ---------
            Airlines (0.9%)
            Southwest Airlines Co................ 165,000     2,279
                                                          ---------
            Apparel (0.7%)
            Nike, Inc., Class B..................  40,000     1,972
                                                          ---------
            Banking (3.2%)
            Bank of America Corp.................   1,600       106
            Fifth Third Bancorp..................  95,000     6,277
            Wells Fargo & Co.....................  43,000     2,187
                                                          ---------
                                                              8,570
                                                          ---------
            Beverages (2.8%)
            Anheuser-Busch Cos., Inc.............  40,000     2,068
            PepsiCo, Inc......................... 125,000     5,368
                                                          ---------
                                                              7,436
                                                          ---------
            Business Equipment & Services (1.6%)
            Cintas Corp.......................... 100,000     4,389
                                                          ---------
            Chemicals (1.1%)
            E.I. du Pont de Nemours & Co.........  10,300       432
            OM Group, Inc........................  51,900     2,377
                                                          ---------
                                                              2,809
                                                          ---------
            Computer Hardware (4.6%)
            Dell Computer Corp. (b).............. 209,000     5,210
            IBM Corp.............................  80,000     5,632
            Network Appliance, Inc. (b).......... 145,000     1,227
            Sun Microsystems, Inc. (b)...........  48,150       189
                                                          ---------
                                                             12,258
                                                          ---------
            Computer Software & Services (11.8%)
            Affiliated Computer Services, Inc.,
             Class A (b).........................  30,000     1,409
            Automatic Data Processing, Inc.......  85,000     3,170
            Check Point Software Technologies,
             Ltd. (b)............................  50,000       839
            Cisco Systems, Inc. (b).............. 314,280     4,144
            DST Systems, Inc. (b)................   5,000       169
            EMC Corp. (b)........................ 315,000     2,363
            Emulex Corp. (b)..................... 130,000     3,011
            First Data Corp...................... 105,000     3,670
            Intuit, Inc. (b).....................   7,220       318
            Microsoft Corp. (b).................. 160,000     7,676
            Network Associates, Inc. (b).........   2,500        30
            Oracle Corp. (b)..................... 245,000     2,452
            Sungard Data Systems, Inc. (b).......  50,000     1,173
            Veritas Software Corp. (b)...........  75,000     1,262
                                                          ---------
                                                             31,686
                                                          ---------

                                   Continued

                                                            CAPITAL GROWTH FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                   Shares    Value
                                                   ------- ---------
            COMMON STOCKS, continued
            Consumer Goods (0.1%)
            Clorox Co.............................   5,900 $     227
                                                           ---------
            Cosmetics/Toiletries (2.8%)
            Alberto-Culver Co., Class B........... 116,500     5,535
            Colgate-Palmolive Co..................  35,000     1,797
            Dial Corp.............................   7,400       148
                                                           ---------
                                                               7,480
                                                           ---------
            Diversified Manufacturing (4.8%)
            General Electric Co................... 190,000     6,118
            Illinois Tool Works, Inc.............. 100,000     6,599
                                                           ---------
                                                              12,717
                                                           ---------
            Electronic Components (2.6%)
            Agilent Technologies, Inc. (b)........   6,900       130
            Altera Corp. (b)...................... 100,000     1,183
            Johnson Controls, Inc.................  18,800     1,523
            Microchip Technology, Inc. (b)........  50,000     1,101
            QLogic Corp. (b)......................  75,000     3,057
                                                           ---------
                                                               6,994
                                                           ---------
            Financial Services (1.6%)
            American Express Co...................  45,000     1,587
            Capital One Financial Corp............   5,000       159
            Citigroup, Inc........................  50,000     1,676
            Freddie Mac...........................   3,500       217
            MBNA Corp.............................   6,525       127
            Morgan Stanley Dean Witter & Co.......   3,600       145
            SouthTrust Corp.......................  12,100       305
                                                           ---------
                                                               4,216
                                                           ---------
            Food Distributors & Wholesalers (4.1%)
            Costco Wholesale Corp. (b)............ 120,000     4,184
            SYSCO Corp............................ 260,200     6,779
                                                           ---------
                                                              10,963
                                                           ---------
            Health Care (7.8%)
            Cardinal Health, Inc.................. 100,000     5,760
            First Health Group Corp. (b).......... 215,000     5,405
            HCA, Inc..............................  36,500     1,716
            Johnson & Johnson..................... 140,000     7,419
            Laboratory Corporation of America
             Holdings (b).........................  16,400       563
                                                           ---------
                                                              20,863
                                                           ---------
            Insurance (2.3%)
            AFLAC, Inc............................  75,000     2,356
            American International Group, Inc.....  56,600     3,618
            MetLife, Inc..........................   6,500       183
                                                           ---------
                                                               6,157
                                                           ---------
            Medical Equipment & Supplies (4.0%)
            Medtronic, Inc........................ 120,000     4,848
            Stryker Corp.......................... 113,500     5,745
                                                           ---------
                                                              10,593
                                                           ---------
            Metals & Mining (1.0%)
            Alcoa, Inc............................ 100,000     2,705
                                                           ---------

                                   Continued

                                                   Shares    Value
                                                   ------- ---------
            COMMON STOCKS, continued
            Motorcycles (0.1%)
            Harley-Davidson, Inc..................   4,400 $     208
                                                           ---------
            Oil & Gas Exploration, Production, &
             Services (0.4%)
            Apache Corp...........................   2,500       129
            Ocean Energy, Inc.....................  10,300       205
            Schlumberger Ltd......................  15,000       643
            Transocean, Inc.......................   5,800       148
                                                           ---------
                                                               1,125
                                                           ---------
            Pharmaceuticals (7.4%)
            Barr Laboratories, Inc. (b)...........  20,000     1,220
            Forest Laboratories, Inc. (b).........  85,000     6,585
            IDEC Pharmaceuticals Corp. (b)........  30,000     1,338
            Pfizer, Inc........................... 240,250     7,771
            Pharmaceutical Product Development,
             Inc. (b).............................  10,700       247
            Wyeth.................................  65,000     2,594
                                                           ---------
                                                              19,755
                                                           ---------
            Retail (13.1%)
            Bed Bath & Beyond, Inc. (b)...........  75,000     2,325
            Best Buy Co., Inc. (b)................  80,000     2,632
            Chico's FAS, Inc. (b)................. 280,000     4,421
            Home Depot, Inc.......................  57,500     1,776
            Kohl's Corp. (b)......................  50,000     3,300
            Lowe's Companies, Inc.................  90,000     3,407
            Staples, Inc. (b).....................  50,000       835
            Target Corp........................... 129,500     4,319
            Wal-Mart Stores, Inc.................. 135,000     6,638
            Walgreen Co........................... 160,000     5,652
                                                           ---------
                                                              35,305
                                                           ---------
            Schools & Educational Services (0.9%)
            Apollo Group, Inc., Class A (b).......  60,000     2,355
                                                           ---------
            Semiconductors (5.8%)
            Applied Materials, Inc. (b)........... 300,900     4,475
            Intel Corp............................ 238,500     4,482
            Linear Technology Corp................   7,180       194
            Micron Technology, Inc. (b)...........   7,340       143
            Novellus Systems, Inc. (b)............ 100,000     2,699
            Texas Instruments, Inc................ 155,000     3,588
                                                           ---------
                                                              15,581
                                                           ---------
            Telecommunications -- Equipment (0.4%)
            Motorola, Inc.........................  90,000     1,044
                                                           ---------
            Transportation & Shipping (1.2%)
            United Parcel Service, Inc., Class B..  50,000     3,267
                                                           ---------
            Utilities -- Electric & Gas (0.1%)
            Edison International (b)..............  11,800       155
                                                           ---------
            TOTAL COMMON STOCKS...................           252,410
                                                           ---------

                                   Continued

 CAPITAL GROWTH FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)


                                                  Shares     Value
                                                ---------- --------
            INVESTMENT COMPANIES (9.1%)
            AIM Liquid Assets Money Market Fund  9,569,247 $  9,569
            AmSouth Prime Money Market Fund.... 11,515,387   11,515
            Nasdaq -- 100 Index Tracking Stock.     55,000    1,312
            S & P 500 Depositary Receipts......     20,000    1,825
                                                           --------
            TOTAL INVESTMENT
             COMPANIES.........................              24,221
                                                           --------
            TOTAL INVESTMENTS
             (Cost $302,249) (a) -- 103.5%.....             276,631
            Liabilities in excess of other
             assets -- (3.5)%..................              (9,235)
                                                           --------
            NET ASSETS -- 100.0%...............            $267,396
                                                           ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                     Unrealized appreciation.... $ 12,367
                     Unrealized depreciation....  (37,985)
                                                 --------
                     Net unrealized depreciation $(25,618)
                                                 ========

(b)Represents non-income producing security.

                      See notes to financial statements.

                                                                 LARGE CAP FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                   Shares    Value
                                                   ------- ---------
            COMMON STOCKS (98.1%)
            Advertising (0.9%)
            The Interpublic Group of Cos., Inc.... 200,000 $   4,182
                                                           ---------
            Aerospace/Defense (2.4%)
            Boeing Co............................. 180,000     7,474
            General Dynamics Corp.................  50,000     4,046
                                                           ---------
                                                              11,520
                                                           ---------
            Beverages (3.9%)
            Coca-Cola Co.......................... 200,000     9,988
            PepsiCo, Inc.......................... 200,000     8,588
                                                           ---------
                                                              18,576
                                                           ---------
            Business Equipment & Services (1.1%)
            Paychex, Inc.......................... 200,000     5,262
                                                           ---------
            Computer Hardware (8.3%)
            Dell Computer Corp. (b)............... 200,000     4,986
            Hewlett-Packard Co.................... 789,750    11,175
            IBM Corp.............................. 250,000    17,600
            Network Appliance, Inc. (b)........... 350,000     2,961
            Sun Microsystems, Inc. (b)............ 650,000     2,548
                                                           ---------
                                                              39,270
                                                           ---------
            Computer Software & Services (10.9%)
            Automatic Data Processing, Inc........ 300,000    11,187
            BMC Software, Inc. (b)................ 150,000     2,018
            Cisco Systems, Inc. (b)............... 500,000     6,595
            Electronic Data Systems Corp.......... 250,000     9,193
            EMC Corp. (b)......................... 600,000     4,500
            Microsoft Corp. (b)................... 250,000    11,994
            Oracle Corp. (b)...................... 600,000     6,005
                                                           ---------
                                                              51,492
                                                           ---------
            Consumer Goods (4.1%)
            Clorox Co............................. 100,000     3,850
            Gillette Co........................... 200,000     6,576
            Procter & Gamble Co................... 100,000     8,899
                                                           ---------
                                                              19,325
                                                           ---------
            Diversified Manufacturing (6.0%)
            General Electric Co................... 450,000    14,490
            Honeywell International, Inc.......... 100,000     3,236
            Illinois Tool Works, Inc.............. 100,000     6,599
            Tyco International, Ltd............... 300,000     3,840
                                                           ---------
                                                              28,165
                                                           ---------
            Electronic Components (0.3%)
            Agilent Technologies, Inc. (b)........  80,000     1,510
                                                           ---------
            Entertainment (1.3%)
            Walt Disney (The) Co.................. 350,000     6,206
                                                           ---------
            Financial Services (1.1%)
            American Express Co...................  75,000     2,644
            Citigroup, Inc........................  75,000     2,516
                                                           ---------
                                                               5,160
                                                           ---------
            Food Distributors & Wholesalers (2.8%)
            SYSCO Corp............................ 500,000    13,025
                                                           ---------
            Food Products, Processing &
             Packaging (1.2%)
            Sara Lee Corp......................... 300,000     5,622
                                                           ---------

                                   Continued

                                                                 LARGE CAP FUND
                                              Schedule of Portfolio Investments

                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                  Shares    Value
                                                  ------- ----------
           COMMON STOCKS, continued
           Health Care (5.7%)
           Cardinal Health, Inc.................. 120,000 $    6,912
           Johnson & Johnson..................... 300,000     15,900
           UnitedHealth Group, Inc...............  50,000      4,383
                                                          ----------
                                                              27,195
                                                          ----------
           Health Care -- Drugs (1.9%)
           Amgen, Inc. (b)....................... 200,000      9,128
                                                          ----------
           Insurance (1.5%)
           AFLAC, Inc............................ 100,000      3,141
           American International Group, Inc.....  60,000      3,835
                                                          ----------
                                                               6,976
                                                          ----------
           Machinery & Equipment (2.2%)
           Dover Corp............................ 350,000     10,273
                                                          ----------
           Media (1.3%)
           McGraw Hill Cos., Inc................. 100,000      6,255
                                                          ----------
           Medical Equipment & Supplies (3.2%)
           IMS Health, Inc....................... 200,000      3,164
           Medtronic, Inc........................ 300,000     12,120
                                                          ----------
                                                              15,284
                                                          ----------
           Office Equipment & Services (1.9%)
           Pitney Bowes, Inc..................... 225,000      8,775
                                                          ----------
           Pharmaceuticals (13.4%)
           Abbott Laboratories................... 250,000     10,353
           Bristol-Myers Squibb Co............... 150,000      3,515
           Genentech, Inc. (b)................... 100,000      3,475
           Merck & Co., Inc...................... 300,000     14,879
           Pfizer, Inc........................... 350,000     11,323
           Schering-Plough Corp.................. 450,000     11,474
           Wyeth................................. 200,000      7,980
                                                          ----------
                                                              62,999
                                                          ----------
           Raw Materials (1.1%)
           Avery Dennison Corp...................  80,000      4,977
                                                          ----------
           Restaurants (2.1%)
           McDonald's Corp....................... 400,000      9,900
                                                          ----------
           Retail (11.1%)
           Albertson's, Inc...................... 100,000      2,818
           Dollar General Corp................... 300,000      5,148
           Gap (The), Inc........................ 300,000      3,645
           Home Depot, Inc....................... 350,000     10,808
           TJX Cos., Inc......................... 500,000      8,865
           Wal-Mart Stores, Inc.................. 250,000     12,294
           Walgreen Co........................... 250,000      8,833
                                                          ----------
                                                              52,411
                                                          ----------
           Semiconductors (4.4%)
           Applied Materials, Inc. (b)........... 700,000     10,409
           Intel Corp............................ 350,000      6,577
           Linear Technology Corp................ 150,000      4,062
                                                          ----------
                                                              21,048
                                                          ----------
           Telecommunications -- Equipment (1.6%)
           Motorola, Inc......................... 300,000      3,480
           Nokia Oyj -- ADR...................... 200,000      2,480
           Tellabs, Inc. (b)..................... 300,000      1,719
                                                          ----------
                                                               7,679
                                                          ----------

                                   Continued


                                                  Shares     Value
                                                 --------- ----------
          COMMON STOCKS, continued
          Tobacco (1.0%)
          Philip Morris Cos., Inc...............   100,000 $    4,605
                                                           ----------
          Utilities -- Telecommunications (1.4%)
          BellSouth Corp........................   150,000      4,028
          SBC Communications, Inc...............   100,000      2,766
                                                           ----------
                                                                6,794
                                                           ----------
          TOTAL COMMON STOCKS...................              463,614
                                                           ----------
          INVESTMENT COMPANIES (1.9%)
          AIM Liquid Assets Money Market Fund...   710,081        710
          AmSouth Prime Money Market Fund....... 8,470,289      8,470
                                                           ----------
          TOTAL INVESTMENT
           COMPANIES............................                9,180
                                                           ----------
          TOTAL INVESTMENTS
           (Cost $387,178) (a) -- 100.0%........              472,794
          Other assets in excess of
           liabilities -- 0.0%..................                  217
                                                           ----------
          NET ASSETS -- 100.0%..................           $  473,011
                                                           ==========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                     Unrealized appreciation.... $172,962
                     Unrealized depreciation....  (87,346)
                                                 --------
                     Net unrealized appreciation $ 85,616
                                                 ========

(b)Represents non-income producing security.
ADR -- American Depositary Receipt

                      See notes to financial statements.

 MID CAP FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)



                                                     Shares  Value
                                                     ------ --------
            COMMON STOCKS (94.1%)
            Consumer Discretionary (14.6%)
            99 Cents Only Stores (b)................  4,200 $    102
            Abercrombie & Fitch Co., Class A (b).... 12,000      271
            American Eagle Outfitters, Inc. (b).....  4,300       71
            ArvinMeritor, Inc.......................  4,000       85
            Bandag, Inc.............................  1,200       37
            Barnes & Noble, Inc. (b)................  7,400      159
            Belo Corp., Class A.....................  2,600       57
            BJ's Wholesale Club, Inc. (b)...........  8,700      307
            Blyth, Inc..............................  2,800       84
            Bob Evans Farms, Inc....................  2,100       57
            Borders Group, Inc. (b).................  9,900      175
            BorgWarner, Inc.........................  1,600       86
            Brinker International, Inc. (b).........  5,900      192
            Callaway Golf Co........................  4,700       74
            Catalina Marketing Corp. (b)............  1,700       49
            CDW Computer Centers, Inc. (b)..........  4,100      196
            Cheesecake Factory, Inc. (b)............  1,500       54
            Claire's Stores, Inc....................  3,000       54
            Clayton Homes, Inc...................... 15,900      218
            Coach, Inc. (b).........................  5,300      121
            Copart, Inc. (b)........................ 11,000      146
            CRBL Group, Inc.........................  6,700      200
            D. R. Horton, Inc.......................  4,900      109
            Dollar Tree Stores, Inc. (b)............  6,800      212
            Emmis Communications Corp., Class A (b).  3,100       49
            Entercom Communications Corp. (b).......  1,150       50
            Extended Stay America, Inc. (b).........  1,800       25
            Federal Signal Corp.....................  2,700       56
            Furniture Brands International, Inc. (b)  6,600      168
            Gentex Corp. (b)........................  3,700      108
            GTECH Holdings Corp. (b)................  3,500       70
            Harte-Hanks, Inc........................  5,700      110
            Hispanic Broadcasting Corp. (b).........  6,600      157
            International Speedway Corp., Class A...  1,700       63
            Lancaster Colony Corp...................  2,200       82
            Lear Corp. (b)..........................  3,900      168
            Lee Enterprises, Inc....................  2,700       90
            Lennar Corp.............................  2,200      112
            Macrovision Corp. (b)...................  4,900       54
            Mandalay Resort Group (b)...............  2,500       71
            Media General, Inc., Class A............  1,400       71
            Michaels Stores, Inc. (b)...............  7,900      294
            Modine Manufacturing Co.................  2,000       47
            Mohawk Industries, Inc. (b).............  1,200       57
            Nieman Marcus Group, Inc. (b)...........    900       25
            Outback Steakhouse, Inc. (b)............  1,800       57
            Papa John's International, Inc. (b).....  1,300       41
            Park Place Entertainment Corp. (b)...... 18,200      167
            Payless ShoeSource, Inc. (b)............  1,300       58
            Reader's Digest Assoc., Class A.........  6,000      100
            Ross Stores, Inc........................  4,800      181
            Saks, Inc. (b)..........................  8,600       92
            Scholastic Corp. (b)....................  1,200       47
            Six Flags, Inc. (b).....................  2,800       42
            Superior Industries International, Inc..  1,600       70
            Timberland Company, Class A (b).........  1,400       53

                                   Continued

                                                    Shares   Value
                                                    ------ ---------
            COMMON STOCKS, continued
            Consumer Discretionary, continued
            Unifi, Inc. (b)........................  3,300 $      26
            United Rentals, Inc. (b)...............  1,800        26
            Washington Post Co., Class B...........    600       376
            Westwood One, Inc. (b).................  6,500       206
            Williams-Sonoma, Inc. (b)..............  3,700        84
                                                           ---------
                                                               6,669
                                                           ---------
            Consumer Staples (5.8%)
            Church & Dwight Co., Inc...............  2,400        67
            Constellation Brands, Inc., Class A (b)  5,100       147
            Dial Corp..............................  9,600       192
            Dole Food Co., Inc.....................  3,400       102
            Dreyer's Grand Ice Cream, Inc..........  2,100       141
            Hormel Foods Corp...................... 12,000       284
            Interstate Bakeries Corp...............  2,600        68
            J.M. Smucker Co........................  3,000       101
            Longs Drug Stores Corp.................  2,300        56
            McCormick & Co., Inc................... 13,600       308
            Pennzoil-Quaker State Co...............  4,800       104
            PepsiAmericas, Inc..................... 14,600       210
            R.J. Reynolds Tobacco Holdings, Inc....  5,600       305
            Ruddick Corp...........................  2,800        46
            Sensient Technologies Corp.............  2,900        62
            Smithfield Foods, Inc. (b).............  8,200       151
            Tyson Foods, Inc., Class A............. 21,400       271
            Universal Corp.........................  1,600        56
                                                           ---------
                                                               2,671
                                                           ---------
            Energy (6.6%)
            Cooper Cameron Corp. (b)...............  3,300       142
            ENSCO International, Inc...............  8,200       212
            Equitable Resources, Inc...............  3,900       133
            FMC Technologies, Inc. (b).............  3,900        72
            Forest Oil Corp. (b)...................  2,800        64
            Grant Prideco, Inc. (b)................  6,600        66
            Helmerich & Payne, Inc.................  3,700       123
            Murphy Oil Corp........................  2,700       225
            National-Oilwell, Inc. (b).............  4,900        85
            Noble Energy, Inc......................  3,400       106
            Ocean Energy, Inc...................... 15,500       307
            Patterson-UTI Energy, Inc. (b).........  4,600       110
            Pioneer Natural Resources Co. (b)...... 10,300       249
            Pride International, Inc. (b)..........  8,000       108
            Smith International, Inc. (b)..........  6,000       190
            Tidewater, Inc.........................  3,700       100
            Valero Energy Corp.....................  8,700       295
            Varco International, Inc. (b)..........  5,800        88
            Weatherford International, Ltd. (b)....  6,900       280
            Western Gas Resources, Inc.............  2,000        63
                                                           ---------
                                                               3,018
                                                           ---------
            Financials (17.9%)
            A.G. Edwards, Inc......................  4,800       165
            Allmerica Financial Corp...............  6,400       175
            American Financial Group, Inc..........  8,300       184
            AmeriCredit Corp. (b)..................  4,100        80
            AmerUs Group Co........................    300        10

                                   Continued

                                                                   MID CAP FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                    Shares   Value
                                                    ------ ---------
            COMMON STOCKS, continued
            Financials, continued
            Arthur J. Gallagher & Co............... 10,300 $     303
            Associated Banc-Corp...................  4,400       156
            Astoria Financial Corp.................  5,600       188
            Bank of Hawaii Corp....................  4,700       132
            Banknorth Group, Inc...................  9,200       234
            City National Corp.....................    300        16
            Colonial BancGroup, Inc................  7,000       101
            Commerce Bancorp, Inc..................    400        18
            Compass Bancshares, Inc................ 13,500       435
            E*TRADE Group, Inc. (b)................ 14,700        58
            Eaton Vance Corp.......................  1,700        45
            Everest Re Group, Ltd..................  6,200       339
            Fidelity National Financial, Inc.......  5,700       169
            First Virginia Banks, Inc..............    300        17
            FirstMerit Corp........................    500        12
            Golden State Bancorp, Inc.............. 13,400       445
            Greater Bay Bancorp....................    400        10
            GreenPoint Financial Corp.............. 10,100       488
            HCC Insurance Holdings, Inc............  2,400        54
            Hibernia Corp., Class A................ 19,300       401
            Horace Mann Educators Corp.............  2,500        43
            Hospitality Properties Trust...........  3,800       128
            Independence Community Bank Corp.......  3,600       109
            IndyMac Bancorp, Inc. (b)..............  3,600        79
            Investment Technology Group, Inc. (b)..  5,700       193
            Investors Financial Services Corp......  1,600        49
            LaBranche & Co., Inc. (b)..............  3,600        72
            Legg Mason, Inc........................  2,400       102
            Leucadia National Corp.................    400        13
            M&T Bank Corp..........................  5,600       468
            Mercantile Bankshares Corp.............    400        16
            Metris Cos., Inc.......................  2,500         9
            MONY Group, Inc........................    400        12
            National Commerce Financial Corp....... 19,700       507
            Neuberger Berman, Inc..................  4,300       131
            New Plan Excel Realty Trust............  5,700       112
            New York Community Bancorp, Inc........    700        20
            Ohio Casualty Corp. (b)................  3,600        68
            Old Republic International Corp........ 13,300       419
            PMI Group, Inc......................... 10,400       369
            Protective Life Corp...................  4,200       134
            Provident Financial Group, Inc.........  3,000        79
            Radian Group, Inc......................  1,200        55
            Roslyn Bancorp, Inc....................    700        15
            SEI Investments Co.....................    400        11
            Silicon Valley Bancshares (b)..........  2,800        61
            Sovereign Bancorp, Inc.................  1,600        23
            StanCorp Financial Group, Inc..........  1,800       100
            TCF Financial Corp.....................    500        24
            Unitrin Inc............................    400        14
            Waddell & Reed Financial, Inc., Class A  9,700       174
            Webster Financial Corp.................    400        15
            Westamerica Bancorporation.............  2,100        82
            Wilmington Trust Corp..................  7,700       232
                                                           ---------
                                                               8,173
                                                           ---------

                                   Continued

                                                   Shares   Value
                                                   ------ ---------
            COMMON STOCKS, continued
            Health Care (12.3%)
            AdvancePCS (b)........................  9,300 $     209
            Apogent Technologies, Inc. (b)........  6,400       124
            Apria Healthcare Group, Inc. (b)......  3,300        77
            Barr Laboratories, Inc. (b)...........  2,600       159
            Covance, Inc. (b).....................  3,600        61
            DENTSPLY International, Inc...........  9,400       373
            Edwards Lifesciences Corp. (b)........  3,600        88
            Express Scripts, Inc., Class A (b)....    500        26
            First Health Group Corp. (b)..........  6,000       151
            Gilead Sciences, Inc. (b)............. 11,700       356
            Henry Schein, Inc. (b)................  3,400       146
            Hillenbrand Industries, Inc...........  7,600       410
            ICN Pharmaceuticals, Inc..............  1,100        12
            IDEC Pharmaceuticals Corp. (b)........  9,200       410
            Incyte Genomics, Inc. (b).............  4,000        25
            IVAX Corp. (b)........................ 12,000       162
            LifePoint Hospitals, Inc. (b).........  2,400        82
            Lincare Holdings, Inc. (b)............  6,500       204
            Millenium Pharmaceuticals, Inc. (b)... 16,900       210
            Mylan Laboratories, Inc............... 12,800       414
            Oxford Health Plans, Inc. (b).........  9,200       396
            PacifiCare Health Systems, Inc. (b)...  2,100        52
            Patterson Dental Co. (b)..............  4,100       190
            Perrigo Co. (b).......................  4,400        51
            Protein Design Labs, Inc. (b)......... 10,200       139
            Quest Diagnostics, Inc. (b)...........  3,500       211
            Steris Corp. (b)......................  4,200        88
            Triad Hospitals, Inc. (b).............  4,400       176
            Universal Health Services, Inc. (b)...  6,200       293
            Varian Medical Systems, Inc. (b)......  6,900       288
            VISX, Inc. (b)........................  3,300        27
                                                          ---------
                                                              5,610
                                                          ---------
            Industrials (12.4%)
            AGCO Corp.............................  4,400        79
            Airborne, Inc.........................  2,900        39
            Alaska Air Group, Inc. (b)............  1,600        38
            Albany International Corp., Class A...  1,900        44
            Alexander & Baldwin, Inc..............  2,400        59
            Ametek, Inc...........................  2,000        66
            Atlas Air Worldwide Holdings, Inc. (b)  2,300         9
            Banta Corp............................  1,500        49
            C.H. Robinson Worldwide, Inc..........    300         9
            Carlisle Cos., Inc....................  1,800        78
            Ceridian Corp. (b)....................  8,900       154
            Certegy Inc. (b)......................  4,200       137
            CheckFree Corp. (b)...................  1,000        10
            ChoicePoint, Inc. (b).................  9,300       389
            CNF, Inc..............................  5,900       188
            CSG Systems International, Inc. (b)...  1,700        20
            DeVry, Inc. (b).......................    500        10
            Donaldson Co., Inc....................  2,700        91
            DST Systems, Inc. (b)................. 11,600       390
            Dun & Bradstreet Corp. (b)............  4,500       146
            Dycom Industries, Inc. (b)............  2,900        28
            Education Management Corp. (b)........  2,100        84

                                   Continued

 MID CAP FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)


                                                       Shares  Value
                                                       ------ --------
          COMMON STOCKS, continued
          Industrials, continued
          EGL, Inc. (b)...............................  2,900 $     34
          Energizer Holdings, Inc. (b)................  5,500      148
          Expeditors International of Washington, Inc.  3,400      100
          Fastenal Co.................................  2,400       91
          Flowserve Corp. (b).........................  3,200       55
          GATX Corp...................................    400       10
          Granite Construction, Inc...................  2,500       45
          Harsco Corp.................................  2,400       70
          HON Industries, Inc.........................  7,100      192
          Hubbell, Inc., Class B......................    400       12
          J.B. Hunt Transport Services, Inc. (b)......  2,300       61
          Jacobs Engineering Group, Inc. (b)..........  6,400      222
          Kaydon Corp.................................  1,800       39
          Kelly Services, Inc., Class A...............  2,200       55
          Kennametal, Inc.............................  1,900       62
          Korn/Ferry International (b)................  2,300       16
          L-3 Communications Holdings, Inc. (b).......  1,050       49
          MPS Group, Inc. (b).........................  5,900       31
          NCO Group, Inc. (b).........................  1,600       24
          Nordson Corp................................  2,000       48
          Overseas Shipholding Group, Inc.............  2,100       42
          Pentair, Inc................................  5,600      228
          Pittston Brink's Group......................  3,300       75
          Precision Castparts Corp....................  6,300      165
          Quanta Services, Inc. (b)...................  3,700        7
          Republic Services, Inc. (b)................. 20,500      360
          Rollins, Inc................................  1,800       37
          Sequa Corp., Class A (b)....................    600       35
          Sotheby's Holdings, Inc., Class A (b).......  3,700       42
          SPX Corp. (b)...............................  2,400      250
          Stewart & Stevenson Services, Inc...........  1,700       24
          Sylvan Learning Systems, Inc. (b)...........  2,300       34
          Tecumseh Products Co., Class A..............  1,100       57
          Teleflex, Inc...............................  4,700      232
          Trinity Industries, Inc.....................  2,700       49
          Valassis Communications, Inc. (b)...........  3,200      117
          Viad Corp................................... 10,800      247
          Wallace Computer Services, Inc..............  2,500       44
          York International Corp.....................  4,700      151
                                                              --------
                                                                 5,677
                                                              --------
          Information Technology (12.4%)
          3Com Corp. (b).............................. 26,200      118
          Activision, Inc. (b)........................  3,700      106
          Acxiom Corp. (b)............................  2,800       44
          ADTRAN, Inc. (b)............................  2,400       45
          Advanced Fibre Communications, Inc. (b).....  7,900      136
          Advent Software, Inc. (b)...................  1,100       21
          Affiliated Computer Services, Inc.,
           Class A (b)................................  7,300      344
          Arrow Electronics, Inc. (b).................  6,000      102
          Ascential Software Corp. (b)................ 15,700       38
          Atmel Corp. (b)............................. 40,900      128
          Avnet, Inc..................................  7,200      120
          Avocent Corp. (b)...........................  2,700       41

                                   Continued

                                                     Shares   Value
                                                     ------ ---------
          COMMON STOCKS, continued
          Information Technology, continued
          Cabot Microelectronics Corp. (b)..........  1,500 $      64
          Cadence Design System, Inc. (b)........... 14,800       184
          Cirrus Logic, Inc. (b)....................  5,000        30
          CommScope, Inc. (b).......................  3,100        23
          Credence Systems Corp. (b)................  3,600        49
          Cree, Inc. (b)............................  4,400        67
          Cypress Semiconductor Corp. (b)...........  8,400        96
          Diebold, Inc..............................  5,300       181
          Fairchild Semiconductor Corp., Class A (b)  6,800       121
          FEI Co. (b)...............................  1,900        35
          Gartner, Inc., Class B (b)................  5,100        42
          Harris Corp...............................  5,000       161
          Imation Corp. (b).........................  2,100        64
          InFocus Corp. (b).........................  2,400        28
          Integrated Device Technology, Inc. (b)....  7,200        92
          International Rectifier Corp. (b).........  5,600       129
          Internet Security Systems, Inc. (b).......  4,600        76
          Intersil Corp., Class A (b)...............  7,400       161
          Keane, Inc. (b)...........................  4,600        38
          KEMET Corp. (b)...........................  5,200        67
          Lam Research Corp. (b)....................  7,600        93
          Lattice Semiconductor Corp. (b)...........  7,900        51
          Legato Systems, Inc. (b)..................  6,800        18
          LTX Corp. (b).............................  2,900        28
          Macromedia, Inc. (b)......................  3,600        29
          McDATA Corp., Class A (b).................  6,800        73
          Micrel, Inc. (b)..........................  5,600        64
          Microchip Technology, Inc. (b)............ 15,875       351
          MIPS Technologies, Inc., Class B (b)......  2,400         7
          Network Associates, Inc. (b).............. 12,500       152
          Newport Corp..............................  2,200        35
          Plantronics, Inc. (b).....................  2,800        51
          Plexus Corp. (b)..........................  2,500        35
          Polycom, Inc. (b).........................  6,000        69
          Powerwave Technologies, Inc. (b)..........  3,900        24
          Retek, Inc. (b)...........................  3,100        20
          Reynolds & Reynolds Co., Class A..........  5,300       132
          RF Micro Devices, Inc. (b)................ 16,100       107
          RSA Security, Inc. (b)....................  3,400        12
          SanDisk Corp. (b).........................  4,100        59
          Semtech Corp. (b).........................  4,300        85
          Storage Technology Corp. (b).............. 10,100       143
          Sybase, Inc. (b)..........................  9,500       115
          Sykes Enterprises, Inc. (b)...............  2,400        16
          Symantec Corp. (b)........................  8,600       289
          Synopsys, Inc. (b)........................  4,500       192
          Tech Data Corp. (b).......................  3,300       111
          Titan Corp. (b)...........................  9,200       104
          Transaction Systems Architects, Inc.
           Class A (b)..............................  2,100        19
          TriQuint Semiconductor, Inc. (b)..........  9,400        62
          Vishay Intertechnology, Inc. (b)..........  9,600       164
          Wind River Systems, Inc. (b)..............  4,700        22
                                                            ---------
                                                                5,683
                                                            ---------

                                   Continued

                                                                   MID CAP FUND
                                              Schedule of Portfolio Investments

                                                                  July 31, 2002
                                          (amounts in thousands, except shares)

                                                 Shares   Value
                                                 ------ ---------
              COMMON STOCKS, continued
              Materials (4.7%)
              A. Schulman, Inc..................  1,800 $      34
              Airgas, Inc. (b)..................  4,200        62
              AK Steel Holding Corp. (b)........  6,500        61
              Albemarle Corp....................  2,500        74
              Arch Coal, Inc....................  3,200        53
              Cabot Corp........................  6,500       161
              Carpenter Technology Corp.........  1,300        30
              Crompton Corp.....................  6,800        76
              Cytec Industries, Inc. (b)........  2,400        67
              Ferro Corp........................  2,300        66
              FMC Corp. (b).....................  3,000        74
              Glatfelter........................  2,600        39
              GrafTech International, Ltd. (b)..  3,400        27
              H.B. Fuller Co....................  1,700        46
              Longview Fibre Co.................  3,100        25
              Lubrizol Corp.....................  5,400       164
              Lyondell Chemical Co..............  7,100        94
              Martin Marietta Materials, Inc....  4,200       161
              Minerals Technologies, Inc........  1,200        45
              Olin Corp.........................  2,800        52
              Packaging Corp. of America (b)....  6,400       122
              Potlatch Corp.....................  1,700        54
              Rayonier, Inc.....................  1,700        84
              RPM, Inc.......................... 11,800       169
              Solutia, Inc......................  7,800        49
              Sonoco Products Co................  8,600       208
              Valspar Corp......................    300        12
              Wausau-Mosinee Paper Corp.........  3,100        32
                                                        ---------
                                                            2,141
                                                        ---------
              Telecommunication Services (0.6%)
              Broadwing, Inc. (b)............... 13,200        27
              Price Communications Corp. (b)....  3,300        46
              Telephone & Data Systems, Inc.....  3,500       199
                                                        ---------
                                                              272
                                                        ---------
              Utilities (6.8%)
              AGL Resources, Inc................  3,400        77
              ALLETE, Inc.......................  5,100       120
              Alliant Energy Corp...............  5,300       101
              American Water Works Co., Inc.....  6,100       265
              Aquila, Inc.......................  8,500        61
              Black Hills Corp..................  1,600        41
              Cleco Corp........................  2,700        40
              Conectiv..........................  5,400       136
              DPL, Inc..........................  7,700       143
              DQE, Inc..........................  3,400        46
              Energy East Corp..................  7,100       148
              Great Plains Energy, Inc..........  3,700        75
              Hawaiian Electric Industries, Inc.  2,000        86
              IDACORP, Inc......................  2,300        59
              MDU Resources Group, Inc..........  4,200        95
              National Fuel Gas Co..............  4,800        93
              Northeast Utilities...............  8,500       142
              NSTAR.............................  3,200       137
              OGE Energy Corp...................  4,700        94
              ONEOK, Inc........................  3,600        67

                                   Continued

                                                       Shares   Value
                                                       ------- --------
         COMMON STOCKS, continued
         Utilities, continued
         PNM Resources, Inc...........................   2,400 $     48
         Potomac Electric Power Co....................   6,500      130
         Puget Energy, Inc............................   5,200      109
         Questar Corp.................................   4,900      111
         SCANA Corp...................................   6,300      186
         Sierra Pacific Resources.....................   6,200       39
         Vectren Corp.................................   4,100       97
         Westar Energy, Inc...........................   4,200       49
         WGL Holdings, Inc............................   2,900       71
         Wisconsin Energy Corp........................   7,100      180
         WPS Resources Corp...........................   1,900       69
                                                               --------
                                                                  3,115
                                                               --------
         TOTAL COMMON STOCKS..........................           43,029
                                                               --------
         INVESTMENT COMPANIES (5.2%)
         AmSouth Prime Money Market Fund.............. 628,416      628
         AmSouth U.S. Treasury Money Market
          Fund........................................   4,655        5
         S&P 400 Mid-Cap Depositary Receipt...........  21,800    1,768
                                                               --------
         TOTAL INVESTMENT COMPANIES...................            2,401
                                                               --------
         TOTAL INVESTMENTS
           (Cost $50,874) (a) -- 99.3%................           45,430
         Other assets in excess of liabilities -- 0.7%              323
                                                               --------
         NET ASSETS -- 100.0%.........................         $ 45,753
                                                               ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                      Unrealized appreciation.... $   565
                      Unrealized depreciation....  (6,009)
                                                  -------
                      Net unrealized depreciation $(5,444)
                                                  =======

(b)Represents non-income producing security.

                      See notes to financial statements.

 SMALL CAP FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)



                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                   --------- ---------
         COMMON STOCKS (94.6%)
         Aerospace/Defense Equipment (0.8%)
         Engineered Support Systems, Inc..........   23,200  $   1,114
                                                             ---------
         Athletic Equipment (0.5%)
         Nautilus Group, Inc. (b).................   22,400        669
                                                             ---------
         Automotive (3.2%)
         Advance Auto Parts, Inc. (b).............   39,000      1,960
         American Axle & Manufacturing............   20,000        510
         Holdings, Inc. (b).......................
         Monaco Coach Corp. (b)...................   58,200      1,048
         Pennzoil-Quaker State Co.................   51,300      1,109
                                                             ---------
                                                                 4,627
                                                             ---------
         Banking (0.5%)
         Dime Community Bancshares................   27,200        700
                                                             ---------
         Biotechnology (1.1%)
         Charles River Laboratories International,
          Inc. (b)................................   42,700      1,627
                                                             ---------
         Blast Furnaces and Steel Mills (1.4%)
         Steel Dynamics, Inc. (b).................  123,800      2,107
                                                             ---------
         Building Products -- Retail/Wholesale (0.4%)
         Hughes Supply, Inc.......................   16,300        591
                                                             ---------
         Business Services (1.2%)
         FTI Consulting, Inc. (b).................   44,250      1,781
                                                             ---------
         Computer Services (3.8%)
         Cognizant Technology Solutions Corp. (b).   58,800      3,442
         Perot Systems Corp., Class A (b).........   65,600        701
         Zoran Corp. (b)..........................   99,450      1,418
                                                             ---------
                                                                 5,561
                                                             ---------
         Construction (3.3%)
         Beazer Homes USA, Inc. (b)...............   22,200      1,384
         Hovnanian Enterprises, Inc., Class A (b).  122,700      3,502
                                                             ---------
                                                                 4,886
                                                             ---------
         Consumer Durables (1.1%)
         Carlisle Cos., Inc.......................   36,200      1,563
                                                             ---------
         Consumer Non-Durable (0.4%)
         Interstate Bakeries Corp.................   24,500        638
                                                             ---------
         Educational Services (4.9%)
         Career Education Corp. (b)...............   67,100      2,962
         Corinthian Colleges, Inc. (b)............  132,800      4,190
                                                             ---------
                                                                 7,152
                                                             ---------
         Electrical Equipment (0.5%)
         EMCOR Group, Inc. (b)....................   14,200        760
                                                             ---------
         Electronic Components (2.5%)
         FLIR Systems, Inc. (b)...................   39,500      1,616
         Integrated Circuit Systems, Inc. (b).....   68,700      1,207
         Itron, Inc. (b)..........................   50,600        799
                                                             ---------
                                                                 3,622
                                                             ---------
         Energy (1.9%)
         Headwaters, Inc. (b).....................   83,600      1,176
         Oceaneering International, Inc. (b)......   76,200      1,581
                                                             ---------
                                                                 2,757
                                                             ---------

                                   Continued

                                                  Shares or
                                                  Principal
                                                   Amount     Value
                                                  --------- ---------
          COMMON STOCKS, continued
          Entertainment (0.8%)
          Movie Gallery, Inc. (b)................   67,000  $   1,109
                                                            ---------
          Equipment Rental & Leasing (0.7%)
          Rent-A-Center, Inc. (b)................   20,400      1,092
                                                            ---------
          Financial Services (6.8%)
          Independence Community Bank Corp.......   54,400      1,653
          Net.B@nk, Inc. (b).....................  130,500      1,186
          Roslyn Bancorp, Inc....................   86,400      1,866
          Seacoast Financial Services Corp.......   74,000      1,544
          UCBH Holdings, Inc.....................   52,900      2,177
          Waypoint Financial Corp................   81,500      1,463
                                                            ---------
                                                                9,889
                                                            ---------
          Food Processing & Packaging (2.0%)
          American Italian Pasta Co. (b).........   71,000      2,935
                                                            ---------
          Food -- Wholesale and Distribution (1.2%)
          Performance Food Group Co. (b).........   51,200      1,691
                                                            ---------
          Gaming (2.0%)
          GTECH Holdings Corp. (b)...............   50,800      1,013
          Penn National Gaming, Inc. (b).........  126,200      1,969
                                                            ---------
                                                                2,982
                                                            ---------
          Hazardous Waste Disposal (3.0%)
          Stericycle, Inc. (b)...................  134,200      4,430
                                                            ---------
          Health Care (3.9%)
          Coventry Health Care, Inc. (b).........  116,400      3,509
          NBTY, Inc. (b).........................  146,900      2,249
                                                            ---------
                                                                5,758
                                                            ---------
          Household Products/Wares (1.5%)
          Fossil, Inc. (b).......................  121,950      2,249
                                                            ---------
          Insurance (2.3%)
          Hilb, Rogal & Hamilton Co..............   78,000      3,358
                                                            ---------
          Internet Services (0.9%)
          United Online, Inc. (b)................  151,700      1,336
                                                            ---------
          Management Consulting Services (1.5%)
          Right Management Consultants, Inc. (b).   99,700      2,243
                                                            ---------
          Manufacturing Industries (2.4%)
          Blyth, Inc.............................  115,300      3,441
                                                            ---------
          Medical Equipment & Supplies (1.7%)
          American Medical Systems Holdings,
           Inc. (b)..............................  133,700      2,534
                                                            ---------
          Medical Services (13.1%)
          AMN Healthcare Services, Inc. (b)......   94,700      2,694
          AmSurg Corp. (b).......................  112,100      3,345
          Cross Country, Inc. (b)................   46,500      1,331
          Henry Schein, Inc. (b).................   66,300      2,848
          Mid Atlantic Medical Services, Inc. (b)  104,000      3,387
          Renal Care Group, Inc. (b).............   22,100        716
          Sierra Health Services, Inc. (b).......  138,500      3,151
          United Surgical Partners International,
           Inc. (b)..............................   65,200      1,873
                                                            ---------
                                                               19,345
                                                            ---------

                                   Continued

                                                                 SMALL CAP FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                  Shares or
                                                  Principal
                                                   Amount     Value
                                                  --------- ---------
           COMMON STOCKS, continued
           Office Equipment & Services (1.3%)
           Coinstar, Inc. (b)....................   68,600  $   1,922
                                                            ---------
           Office Supplies (0.4%)
           John H. Harland Co....................   21,600        525
                                                            ---------
           Pharmaceuticals (2.2%)
           Accredo Health, Inc. (b)..............   33,300      1,588
           D & K Healthcare Resources, Inc.......   57,200      1,626
                                                            ---------
                                                                3,214
                                                            ---------
           Recreational Vehicles & Boats (1.1%)
           Polaris Industries Inc................   22,900      1,557
                                                            ---------
           Restaurants (0.5%)
           Ruby Tuesday, Inc.....................   35,100        677
                                                            ---------
           Retail (9.2%)
           Chico's FAS, Inc. (b).................  153,950      2,431
           Fred's, Inc...........................   46,750      1,377
           Gymboree Corp. (b)....................  192,200      2,594
           Hollywood Entertainment Corp. (b).....  104,900      1,691
           Pep Boys -- Manny, Moe & Jack.........   20,800        282
           Regis Corp............................   92,300      2,343
           The Finish Line, Inc., Class A (b)....   42,300        556
           Urban Outfitters, Inc. (b)............   95,200      2,214
                                                            ---------
                                                               13,488
                                                            ---------
           Security (2.4%)
           Kroll Inc. (b)........................  161,000      3,445
                                                            ---------
           Software -- Multimedia (2.6%)
           Activision, Inc. (b)..................  130,700      3,754
                                                            ---------
           Steel (1.1%)
           Worthington Industries, Inc...........   89,400      1,569
                                                            ---------
           Truck Rental and Leasing (2.5%)
           J.B. Hunt Transport Services, Inc. (b)  137,900      3,630
                                                            ---------
           TOTAL COMMON STOCKS...................             138,328
                                                            ---------

                                   Continued

                                              Shares or
                                              Principal
                                               Amount      Value
                                              ---------- --------
             U.S. TREASURY BILLS* (4.1%)
             1.67%, 10/24/02................. $    6,000 $  5,977
                                                         --------
             TOTAL U.S. TREASURY BILLS.......               5,977
                                                         --------
             INVESTMENT COMPANIES (3.5%)
             AmSouth Prime Money Market Fund.  5,175,461    5,175
                                                         --------
             TOTAL INVESTMENT
              COMPANIES......................               5,175
                                                         --------
             TOTAL INVESTMENTS
                (Cost $155,665) (a) -- 102.2%             149,480
             Liabilities in excess of other
              assets -- (2.2)%...............              (3,253)
                                                         --------
             NET ASSETS -- 100.0%............            $146,227
                                                         ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                     Unrealized appreciation.... $  9,764
                     Unrealized depreciation....  (15,949)
                                                 --------
                     Net unrealized depreciation $ (6,185)
                                                 ========

(b)Represents non-income producing security.
* Rates disclosed represent yield effective at purchase.

                      See notes to financial statements.

 EQUITY INCOME FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)



                                                    Shares or
                                                    Principal
                                                     Amount    Value
                                                    --------- --------
          COMMON STOCKS & SECURITIES
           CONVERTIBLE TO COMMON
           STOCKS (98.0%)
          Consumer Discretionary (12.9%)
          Johnson Controls, Inc....................   22,400  $  1,815
          Lennar Corp..............................   32,000     1,624
          Mattel, Inc..............................   50,000       941
          McGraw-Hill Cos., Inc....................   25,000     1,564
          Outback Steakhouse, Inc. (b).............   50,000     1,597
          Wal-Mart Stores, Inc.....................   42,700     2,099
          Walt Disney (The) Co.....................   50,500       895
                                                              --------
                                                                10,535
                                                              --------
          Consumer Staples (10.2%)
          Anheuser-Busch Cos., Inc.................   37,600     1,945
          Colgate-Palmolive Co.....................   35,800     1,838
          Dean Foods Co. (b).......................   45,200     1,507
          PepsiCo, Inc.............................   36,870     1,583
          Performance Food Group Co., CVT.
           BD., 5.50%, 10/16/08, Callable
           10/16/04 @ 103.14.......................   $1,160     1,431
                                                              --------
                                                                 8,304
                                                              --------
          Energy (5.9%)
          Apache Corp..............................   36,322     1,871
          Exxon Mobil Corp.........................   53,186     1,954
          Royal Dutch Petroleum Co., ADR...........   22,200     1,015
                                                              --------
                                                                 4,840
                                                              --------
          Finance (21.0%)
          American Express Co......................   60,100     2,119
          American International Group, Inc........   20,100     1,285
          Bank of America Corp.....................   33,500     2,228
          Citigroup, Inc...........................   42,600     1,429
          Goldman Sachs Group, Inc.................   19,100     1,397
          Host Marriott Financial Trust, CVT. PFD.,
           6.75%, 12/2/26..........................   51,500     2,073
          Lehman Brothers Holdings, Inc............   23,300     1,321
          MBIA, Inc................................   32,800     1,627
          Prudential Financial, Inc................   22,100     1,238
          Washington Mutual, Inc., CVT. PFD.,
           8.00%, 8/16/04 (PIES)...................   29,950     2,458
                                                              --------
                                                                17,175
                                                              --------
          Health Care (13.8%)
          Abbott Laboratories......................   37,100     1,536
          Amerisource Health Corp. CVT. BD.,
           5.00%, 12/1/07..........................   $1,120     1,638
          Amgen, Inc. (b)..........................   31,700     1,447
          Anthem, Inc., CVT. PFD., 6.00%, 11/15/04.   16,800     1,417
          Johnson & Johnson........................   34,274     1,817
          Pharmacia Corp...........................   48,900     2,188
          Universal Health Services, Inc (b).......   26,700     1,262
                                                              --------
                                                                11,305
                                                              --------

                                   Continued

                                                      Shares or
                                                      Principal
                                                       Amount    Value
                                                      --------- --------
        COMMON STOCKS & SECURITIES
         CONVERTIBLE TO COMMON
         STOCKS, continued
        Industrials (11.5%)
        3M Co........................................   15,500  $  1,951
        General Dynamics Corp........................   10,000       809
        General Electric Co..........................   60,100     1,935
        Illinois Tool Works, Inc.....................   20,850     1,376
        L-3 Communications, Inc., CVT. BD.,
         5.25%, 6/1/09...............................   $1,170     1,536
        W.W. Grainger, Inc...........................   36,000     1,765
                                                                --------
                                                                   9,372
                                                                --------
        Materials (2.9%)
        Alcoa, Inc...................................   32,000       866
        Newmont Mining Corp..........................   60,000     1,464
                                                                --------
                                                                   2,330
                                                                --------
        Technology (13.3%)
        Affiliated Computer Services, CVT. BD.,
         3.50%, 2/15/06..............................   $1,610     2,047
        Cisco Systems, Inc. (b)......................  111,000     1,464
        Dell Computer Corp. (b)......................   50,300     1,254
        Intel Corp...................................   72,400     1,360
        Linear Technology Corp.......................   54,500     1,476
        Microsoft Corp. (b)..........................   42,100     2,020
        Texas Instruments, Inc.......................   55,280     1,280
                                                                --------
                                                                  10,901
                                                                --------
        Telecom Services (3.7%)
        BellSouth Corp...............................   64,600     1,734
        SBC Communications, Inc......................   47,350     1,310
                                                                --------
                                                                   3,044
                                                                --------
        Utilities (2.8%)
        FPL Group, Inc., CVT. PFD.,
         8.50%, 2/16/05..............................   42,300     2,258
                                                                --------
        TOTAL COMMON STOCKS &
         SECURITIES CONVERTIBLE TO
         COMMON STOCKS...............................             80,064
                                                                --------
        INVESTMENT COMPANIES (1.7%)
        AmSouth Prime Money Market Fund..............  560,796       561
        S & P 500 Depositary Receipt.................    9,300       848
                                                                --------
        TOTAL INVESTMENT COMPANIES...................              1,409
                                                                --------
        TOTAL INVESTMENTS
         (Cost $85,436) (a) -- 99.7%.................             81,473
        Other assets in excess of liabilities -- 0.3%                213
                                                                --------
        NET ASSETS -- 100.0%.........................           $ 81,686
                                                                ========

                                   Continued

                                                                  BALANCED FUND
                                              Schedule of Portfolio Investments

                                                                  July 31, 2002
                                          (amounts in thousands, except shares)

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                      Unrealized appreciation.... $ 3,647
                      Unrealized depreciation....  (7,610)
                                                  -------
                      Net unrealized depreciation $(3,963)
                                                  =======

(b)Represents a non-income producing security.
ADR -- American Depositary Receipt
CVT. BD. -- Convertible Bond
CVT. PFD. -- Convertible Preferred Stock
PIES -- Premium Income Equity Securities

                       Breakdown of Sectors
                       --------------------
                       Common Stocks............... 79.8%
                       Convertible Preferred Stocks 10.1%
                       Convertible Bonds...........  8.1%
                       Investment Companies........  1.7%
                                                    -----
                       Total....................... 99.7%
                                                    =====

* Percentages indicated are based on net assets.

                      See notes to financial statements.


                                                 Shares or
                                                 Principal
                                                  Amount      Value
                                                 ---------- ---------
          COMMON STOCKS (47.6%)
          Automotive (0.0%)
          Ford Motor Co.........................          8 $      --*
                                                            ---------
          Banking (1.1%)
          Bank of America Corp..................     10,000       665
          U.S. Bancorp..........................     45,110       965
                                                            ---------
                                                                1,630
                                                            ---------
          Beverages (1.0%)
          PepsiCo, Inc..........................     35,450     1,522
                                                            ---------
          Business Services (1.0%)
          MPS Group, Inc. (b)...................     61,500       326
          Reynolds & Reynolds Co., Class A......     52,000     1,295
                                                            ---------
                                                                1,621
                                                            ---------
          Chemicals -- Speciality (1.1%)
          Engelhard Corp........................     70,000     1,750
                                                            ---------
          Computer Hardware (1.5%)
          Dell Computer Corp. (b)...............     18,860       470
          IBM Corp..............................     27,122     1,910
                                                            ---------
                                                                2,380
                                                            ---------
          Computer Software & Services (3.3%)
          Automatic Data Processing, Inc........     39,691     1,480
          Cisco Systems, Inc. (b)...............    131,200     1,731
          Microsoft Corp. (b)...................     38,090     1,827
                                                            ---------
                                                                5,038
                                                            ---------
          Diversified Manufacturing (1.2%)
          General Electric Co...................     57,060     1,837
                                                            ---------
          Electrical & Electronic (0.9%)
          Avnet, Inc............................     64,000     1,069
          Solectron Corp. (b)...................     80,000       320
                                                            ---------
                                                                1,389
                                                            ---------
          Financial Services (3.3%)
          Citigroup, Inc........................     46,389     1,556
          Washington Mutual, Inc................     93,750     3,507
                                                            ---------
                                                                5,063
                                                            ---------
          Food Distributors & Wholesalers (1.3%)
          SYSCO Corp............................     75,595     1,969
                                                            ---------
          Food Products, Processing &
           Packaging (0.1%)
          Sensient Technologies Corp............     10,000       214
                                                            ---------
          Forest & Paper Products (1.5%)
          International Paper Co................     35,000     1,394
          Weyerhaeuser..........................     15,000       881
                                                            ---------
                                                                2,275
                                                            ---------
          Health Care (2.8%)
          Cardinal Health, Inc..................     33,131     1,908
          Health Management Assoc., Inc.,
           Class A (b)..........................     35,000       708
          Johnson & Johnson.....................     31,470     1,668
                                                            ---------
                                                                4,284
                                                            ---------

                                   Continued

                                      61

 EQUITY INCOME FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)

 BALANCED FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)


                                                   Shares or
                                                   Principal
                                                    Amount      Value
                                                   ---------- ---------
COMMON STOCKS, continued
Insurance (4.4%)
ACE Ltd...........................................     10,000 $     317
American International Group, Inc.................     28,810     1,842
Chubb Corp........................................     20,000     1,298
Marsh & McLennan Cos., Inc........................     30,000     1,437
St. Paul Cos., Inc................................     60,000     1,872
                                                              ---------
                                                                  6,766
                                                              ---------
Media (1.4%)
McGraw Hill Cos., Inc.............................     34,387     2,151
                                                              ---------
Medical Equipment & Supplies (0.7%)
Stryker Corp......................................     22,073     1,117
                                                              ---------
Medical Supplies (1.1%)
C.R. Bard, Inc....................................     31,100     1,682
                                                              ---------
Newspapers (0.5%)
Gannett Co., Inc..................................     11,000       791
                                                              ---------
Oil & Gas Exploration, Production, & Services (7.0%)
Burlington Resources, Inc.........................     37,200     1,360
ChevronTexaco Corp................................     24,260     1,819
El Paso Corp......................................     50,000       723
Kerr-McGee Corp...................................     25,000     1,169
Marathon Oil Corp.................................     83,000     2,011
Noble Energy, Inc.................................     25,000       777
Sunoco, Inc.......................................     50,000     1,777
Valero Energy Corp................................     27,794       947
Williams Cos., Inc................................     90,000       266
                                                              ---------
                                                                 10,849
                                                              ---------
Pharmaceuticals (4.0%)
Baxter International, Inc.........................     20,000       798
Merck & Co., Inc..................................     37,270     1,849
Pfizer, Inc.......................................     53,210     1,721
Pharmacia Corp....................................     40,000     1,790
                                                              ---------
                                                                  6,158
                                                              ---------
Retail (4.0%)
CVS Corp..........................................     20,000       572
May Department Stores Co..........................     25,500       783
Target Corp.......................................     46,530     1,552
Wal-Mart Stores, Inc..............................     28,962     1,424
Walgreen Co.......................................     54,068     1,911
                                                              ---------
                                                                  6,242
                                                              ---------
Semiconductors (1.1%)
Agere Systems, Inc., Class A (b)..................      1,293         2
Agere Systems, Inc., Class B (b)..................     31,747        62
Intel Corp........................................     91,070     1,712
                                                              ---------
                                                                  1,776
                                                              ---------
Telecommunications -- Equipment (0.2%)
Lucent Technologies, Inc. (b).....................    100,000       175
Qwest Communications International, Inc...........     80,000       102
                                                              ---------
                                                                    277
                                                              ---------

                                   Continued

                                                    Shares or
                                                    Principal
                                                     Amount      Value
                                                   ----------- ---------
COMMON STOCKS, continued
Transportation Leasing & Trucking (0.6%)
US Freightways Corp...............................      28,000 $     914
                                                               ---------
Utilities -- Electric & Gas (1.7%)
Constellation Energy Group........................      35,000       975
Mirant Corp. (b)..................................     250,000       900
Reliant Energy, Inc...............................      80,000       805
                                                               ---------
                                                                   2,680
                                                               ---------
Utilities -- Telecommunications (0.8%)
Verizon Communications............................      38,400     1,267
                                                               ---------
TOTAL COMMON STOCKS...............................                73,642
                                                               ---------
CORPORATE BONDS (24.5%)
Aluminum (0.7%)
Alcoa, Inc., 7.38%, 8/1/10........................ $       900     1,018
                                                               ---------
Banking (3.2%)
Northern Trust Co., 7.10%, 8/1/09.................       1,000     1,117
SunTrust Banks, Inc., 7.38%, 7/1/06...............       2,000     2,242
Wachovia Corp., 6.63%, 11/15/06...................       1,475     1,613
                                                               ---------
                                                                   4,972
                                                               ---------
Brokerage Services (1.3%)
Bear Stearns & Co., Inc., 6.50%, 8/1/02...........       2,000     2,000
                                                               ---------
Consumer Goods (4.1%)
Coca-Cola Co., 4.00%, 6/1/05......................       1,000     1,026
Procter & Gamble Co., 5.25%, 9/15/03..............       2,000     2,060
Unilever Capital Corp., 6.88%, 11/1/05............       2,000     2,199
Unilever Capital Corp., 7.13%, 11/1/10............         800       897
                                                               ---------
                                                                   6,182
                                                               ---------
Data Processing/Management (2.1%)
First Data Corp., 6.75%, 7/15/05..................       3,000     3,279
                                                               ---------
Diversified Manufacturing (1.6%)
Avnet Inc., 6.45%, 8/15/03........................       2,500     2,544
                                                               ---------
Financial Services (2.7%)
Boeing Capital Corp., 7.38%, 9/27/10..............         475       536
Commercial Credit Co., 7.88%, 7/15/04.............       1,000     1,090
Ford Motor Credit Corp., 6.13%, 3/20/04...........       1,000     1,021
G.E. Capital Corp., 5.88%, 2/15/12................       1,500     1,513
                                                               ---------
                                                                   4,160
                                                               ---------
Food Products & Services (0.7%)
Sysco Corp., 4.75%, 7/30/05.......................       1,000     1,045
                                                               ---------
Industrial Goods & Services (1.3%)
Illinois Tool Works, 5.75%, 3/1/09................       2,000     2,085
                                                               ---------
Insurance (1.9%)
Prudential Funding LLC, 6.60%, 5/15/08 (b)........       2,000     2,175
St. Paul Cos., Inc., 5.75%, 3/15/07...............         750       752
                                                               ---------
                                                                   2,927
                                                               ---------
Newspapers (0.4%)
Times Mirror Co., 7.45%, 10/15/09.................         500       558
                                                               ---------

                                   Continued

                                                                  BALANCED FUND
                                              Schedule of Portfolio Investments

                                                                  July 31, 2002
                                          (amounts in thousands, except shares)

                                                    Shares or
                                                    Principal
                                                     Amount      Value
                                                   ----------- ---------
CORPORATE BONDS, continued
Oil & Gas Exploration, Production, & Services
 (1.0%)
Conoco Inc., 6.35%, 4/15/09....................... $     1,500 $   1,586
                                                               ---------
Retail (2.1%)
McDonald's Corp., 5.75%, 3/1/12...................       1,200     1,250
Sears, Roebuck and Co., 6.00%, 3/20/03............       2,000     2,044
                                                               ---------
                                                                   3,294
                                                               ---------
Tools (1.4%)
Stanley Works, 7.38%, 12/15/02....................       2,200     2,239
                                                               ---------
TOTAL CORPORATE BONDS.............................                37,889
                                                               ---------
MUNICIPAL BONDS (2.7%)
Illinois (2.7%)
Chicago Public Building, 7.00%, 1/1/06............       3,800     4,247
                                                               ---------
TOTAL MUNICIPAL BONDS.............................                 4,247
                                                               ---------
U.S. GOVERNMENT AGENCIES (13.3%)
Fannie Mae (3.5%)
6.21%, 11/7/07....................................       5,000     5,489
                                                               ---------
Freddie Mac (5.9%)
5.83%, 2/9/06.....................................       7,000     7,572
6.25%, 3/5/12, Callable 3/5/07 @ 100..............       1,500     1,569
                                                               ---------
                                                                   9,141
                                                               ---------
Government National Mortgage Assoc. (2.5%)
6.50%, 11/20/28...................................       3,791     3,910
                                                               ---------
Tennessee Valley Authority (1.4%)
5.38%, 11/13/08...................................       2,000     2,127
                                                               ---------
TOTAL U.S. GOVERNMENT AGENCIES....................                20,667
                                                               ---------
U.S. TREASURY BONDS (7.8%)
7.50%, 11/15/16...................................       4,000     4,946
7.25%, 8/15/22....................................       5,000     6,114
6.25%, 8/15/23....................................       1,000     1,100
                                                               ---------
TOTAL U.S. TREASURY BONDS.........................                12,160
                                                               ---------

                                   Continued

                                                   Shares or
                                                   Principal
                                                    Amount    Value
                                                   --------- --------
INVESTMENT COMPANIES (2.5%)
AmSouth Prime Money Market Fund................... 1,764,174 $  1,764
AmSouth U.S. Treasury Money Market Fund........... 2,108,464    2,108
                                                             --------
TOTAL INVESTMENT COMPANIES........................              3,872
                                                             --------
TOTAL INVESTMENTS
 (Cost $143,242) (a) -- 98.4%.....................            152,477
Other assets in excess of liabilities -- 1.6%.....              2,481
                                                             --------
NET ASSETS -- 100.0%..............................           $154,958
                                                             ========

--------
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                     Unrealized appreciation.... $ 20,781
                     Unrealized depreciation....  (11,546)
                                                 --------
                     Net unrealized appreciation $  9,235
                                                 ========

(b) Represents non-income producing security.
*   Due to rounding, figure is below thousand-dollar threshold.

                      See notes to financial statements.

 SELECT EQUITY FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)



                                                    Shares   Value
                                                    ------- -------
           COMMON STOCKS (98.6%)
           Consumer Discretionary (25.0%)
           Gannett Co., Inc........................  11,500 $   827
           Home Depot, Inc.........................  27,000     833
           Lee Enterprises, Inc....................  10,000     333
           McDonald's Corp.........................  29,800     738
           Snap-on, Inc............................  11,700     318
           Walt Disney (The) Co....................  49,700     880
           Washington Post Co., Class B............     801     501
                                                            -------
                                                              4,430
                                                            -------
           Consumer Staples (35.1%)
           Coca-Cola Co............................   3,400     170
           General Mills, Inc......................  28,200   1,169
           Gillette Co.............................  24,900     819
           H.J. Heinz Co...........................  29,900   1,150
           J.M. Smucker Co.........................  10,078     338
           Kimberly-Clark Corp.....................  19,800   1,209
           SYSCO Corp..............................  52,800   1,374
                                                            -------
                                                              6,229
                                                            -------
           Health Care (7.6%)
           Bristol-Myers Squibb Co.................  18,700     438
           Pharmacia Corp..........................  19,500     873
           Zimmer Holdings, Inc. (b)...............   1,100      41
                                                            -------
                                                              1,352
                                                            -------
           Industrials (26.6%)
           Automatic Data Processing, Inc..........  33,500   1,249
           Briggs & Stratton Corp..................   7,400     256
           H & R Block, Inc........................  17,200     830
           Pitney Bowes, Inc.......................  34,500   1,346
           Waste Management, Inc...................  43,760   1,036
                                                            -------
                                                              4,717
                                                            -------
           Materials (4.3%)
           International Flavors & Fragrances, Inc.  24,800     759
                                                            -------
           TOTAL COMMON STOCKS.....................          17,487
                                                            -------
           INVESTMENT COMPANIES (3.3%)
           AmSouth Prime Money Market Fund......... 579,174     579
           AmSouth U.S. Treasury Money Market
            Fund...................................   5,055       5
                                                            -------
           TOTAL INVESTMENT COMPANIES..............             584
                                                            -------
           TOTAL INVESTMENTS
            (Cost $18,661) (a) -- 101.9%...........          18,071
           Liabilities in excess of other
            assets -- (1.9)%.......................            (341)
                                                            -------
           NET ASSETS -- 100.0%....................         $17,730
                                                            =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                      Unrealized appreciation.... $ 1,445
                      Unrealized depreciation....  (2,035)
                                                  -------
                      Net unrealized depreciation $  (590)
                                                  =======

(b)Represents non-income producing security.

                      See notes to financial statements.

                                                           ENHANCED MARKET FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)

                                                      Shares  Value
                                                      ------ -------
            COMMON STOCKS (97.2%)
            Consumer Discretionary (10.6%)
            American Greetings Corp., Class A........    300 $     5
            AOL Time Warner, Inc. (b)................ 20,000     230
            AutoZone, Inc. (b).......................    800      59
            Bed Bath & Beyond, Inc. (b)..............  1,900      59
            Big Lots, Inc............................    500       8
            Black & Decker Corp......................    600      27
            Centex Corp..............................    200      10
            Circuit City Stores, Inc.................  1,400      24
            Cooper Tire & Rubber Co..................    300       6
            Dana Corp................................    600      10
            Darden Restaurants, Inc..................  1,250      29
            Delphi Corp..............................  4,337      43
            Dillard's Inc., Class A..................    300       7
            Dollar General Corp......................  2,600      45
            Family Dollar Stores, Inc................    700      21
            Federated Department Stores, Inc. (b)....  1,500      56
            Fortune Brands, Inc......................    900      47
            Gannett Co., Inc.........................  1,900     137
            Harrah's Entertainment, Inc. (b).........    900      43
            Hasbro, Inc..............................    700       9
            Home Depot, Inc.......................... 11,700     361
            International Game Technology (b)........    600      35
            J.C. Penney Co., Inc.....................    100       2
            Johnson Controls, Inc....................    600      49
            KB Home..................................    400      18
            Leggett & Platt, Inc.....................  1,600      36
            Liz Claiborne, Inc.......................    800      23
            Lowe's Cos., Inc.........................  5,900     223
            Mattel, Inc..............................  3,365      63
            May Department Stores Co.................  2,200      68
            McDonald's Corp..........................  7,100     176
            McGraw Hill Cos., Inc....................  1,500      94
            Office Depot, Inc. (b)...................    100       1
            Reebok International Ltd. (b)............    500      13
            Sears, Roebuck & Co......................  2,500     118
            Snap-on, Inc.............................    500      14
            Stanley Works............................    600      22
            Starwood Hotels & Resorts Worldwide, Inc.    800      21
            Target Corp..............................  6,300     210
            TJX Cos., Inc............................  2,000      35
            TRW, Inc.................................    500      27
            Tupperware Corp..........................    200       3
            Viacom, Inc., Class B (b)................  4,024     157
            Visteon Corp.............................    491       5
            Wal-Mart Stores, Inc..................... 14,700     722
            Walt Disney (The) Co.....................  1,800      32
            Wendy's International, Inc...............    400      15
            YUM! Brands, Inc. (b)....................  2,200      68
                                                             -------
                                                               3,486
                                                             -------
            Consumer Staples (8.4%)
            Adolph Coors Co., Class B................    300      18
            Anheuser-Busch Cos., Inc.................  3,400     176
            Archer-Daniels-Midland Co................  3,611      42
            Clorox Co................................  1,800      69
            Coca-Cola Co............................. 10,700     535

                                   Continued

                                                           ENHANCED MARKET FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                   Shares  Value
                                                   ------ -------
               COMMON STOCKS, continued
               Consumer Staples, continued
               CVS Corp...........................  2,400 $    69
               General Mills, Inc.................  1,400      58
               Gillette Co........................  4,100     135
               H.J. Heinz Co......................  2,700     104
               Hershey Foods Corp.................    500      39
               J.M. Smucker Co....................     70       2
               Kellogg Co.........................  3,100     107
               Kimberly-Clark Corp................  3,000     183
               Pepsi Bottling Group, Inc..........  1,500      37
               PepsiCo, Inc.......................  7,890     339
               Philip Morris Cos., Inc............ 10,100     466
               Procter & Gamble Co................  3,500     311
               Sara Lee Corp......................  3,000      56
               Unilever N.V.......................    150       8
               Walgreen Co........................    400      14
                                                          -------
                                                            2,768
                                                          -------
               Energy (6.9%)
               Amerada Hess Corp..................    300      21
               Anadarko Petroleum Corp............  1,000      44
               Apache Corp........................    520      27
               Ashland, Inc.......................    600      21
               Baker Hughes, Inc..................  2,152      58
               Burlington Resources, Inc..........  1,400      51
               ChevronTexaco Corp.................  4,119     308
               Conoco, Inc........................  2,390      58
               Exxon Mobil Corp................... 27,164     998
               Halliburton Co.....................  3,000      40
               Marathon Oil Corp..................  2,400      58
               Nabors Industries, Ltd. (b)........  1,100      34
               Noble Corp. (b)....................  1,000      32
               Rowan Cos., Inc....................    700      14
               Royal Dutch Petroleum Co...........  5,900     269
               Schlumberger Ltd...................  4,400     189
               Sunoco, Inc........................    600      21
               Transocean, Inc....................  1,200      31
                                                          -------
                                                            2,274
                                                          -------
               Financials (19.6%)
               ACE Ltd............................  2,000      63
               AFLAC, Inc.........................  2,000      63
               Ambac Financial Group, Inc.........    800      50
               American Express Co................  8,100     286
               American International Group, Inc.. 10,616     680
               Aon Corp...........................  2,100      50
               Bank of America Corp...............  6,000     399
               Bank of New York Co., Inc..........  2,800      90
               Bank One Corp......................  1,200      47
               Charter One Financial, Inc.........  1,776      60
               Chubb Corp.........................  1,100      71
               Citigroup, Inc..................... 22,566     758
               Comerica, Inc......................  1,300      76
               Countrywide Credit Industries, Inc.    100       5
               Equity Office Properties Trust.....  1,600      42
               Equity Residential Property........  1,100      29
               Fannie Mae.........................  5,400     404
               Fifth Third Bancorp................    200      13

                                   Continued

                                                    Shares  Value
                                                    ------ -------
              COMMON STOCKS, continued
              Financials, continued
              FleetBoston Financial Corp...........  7,518 $   174
              Freddie Mac..........................  4,600     285
              Golden West Financial Corp...........    600      39
              Goldman Sachs Group, Inc.............  1,700     124
              Hartford Financial Services Group....  1,900      96
              Household International, Inc.........  1,800      77
              J.P. Morgan Chase & Co., Inc......... 11,120     278
              Jefferson Pilot Corp.................    600      26
              John Hancock Financial Services, Inc.  1,200      40
              Keycorp..............................  1,700      45
              Lehman Brothers Holdings, Inc........  1,500      85
              Lincoln National Corp................  1,500      55
              Loews Corp...........................  1,400      66
              Marsh & McLennan Cos., Inc...........  4,200     201
              Marshall & Ilsley Corp...............    800      24
              MBIA, Inc............................  1,050      52
              MBNA Corp............................  6,150     119
              Mellon Financial Corp................  3,400      90
              Merrill Lynch & Co., Inc.............  3,200     114
              MetLife, Inc.........................  2,800      79
              MGIC Investment Corp.................    100       6
              Moody's Corp.........................    600      30
              Morgan Stanley Dean Witter & Co......  4,900     198
              Plum Creek Timber Co, Inc............  1,300      37
              PNC Financial Services Group.........  1,800      76
              Progressive Corp.....................  1,500      77
              Providian Financial Corp.............  1,100       6
              SAFECO Corp..........................    500      16
              SouthTrust Corp......................  2,700      68
              St. Paul Cos., Inc...................  1,600      50
              State Steet Corp.....................  1,200      51
              Stilwell Financial, Inc..............    900      12
              SunTrust Banks, Inc..................  1,100      72
              Synovus Financial Corp...............    100       2
              Torchmark Corp.......................  1,000      36
              U.S. Bancorp.........................  1,707      37
              Union Planters Corp..................    750      23
              UnumProvident Corp...................  1,700      35
              Wachovia Corp........................  1,700      61
              Washington Mutual, Inc...............    200       7
              Wells Fargo Co.......................  3,900     198
              XL Capital, Ltd., Class A............    900      67
                                                           -------
                                                             6,420
                                                           -------
              Health Care (14.2%)
              Abbott Laboratories..................  7,100     294
              Advanced Medical Optics (b)..........    155       2
              Allergan, Inc........................    700      42
              Amgen, Inc. (b)......................  3,348     153
              Applied Biosystems Group.............  1,600      30
              Bausch & Lomb, Inc...................    400      13
              Baxter International, Inc............  3,300     132
              Becton, Dickinson & Co...............  2,000      58
              Biogen, Inc. (b).....................    600      22
              Biomet, Inc..........................  1,750      45
              Bristol-Myers Squibb Co.............. 10,800     253

                                   Continued

 ENHANCED MARKET FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)


                                                   Shares  Value
                                                   ------ -------
               COMMON STOCKS, continued
               Health Care, continued
               C.R. Bard, Inc.....................    400 $    22
               CIGNA Corp.........................    900      81
               Eli Lilly & Co.....................  4,300     251
               Forest Laboratories, Inc. (b)......    700      54
               Genzyme Corp. (b)..................  1,300      30
               Guidant Corp. (b)..................  2,300      80
               HEALTHSOUTH Corp. (b)..............  2,800      29
               Humana, Inc. (b)...................  1,400      17
               IMS Health, Inc....................  1,100      17
               Johnson & Johnson..................  9,700     514
               King Pharmaceuticals, Inc. (b).....  1,566      33
               Manor Care, Inc. (b)...............    400       9
               Medtronic, Inc.....................  1,700      69
               Merck & Co., Inc...................  9,900     491
               Pfizer, Inc........................ 26,850     868
               Pharmacia Corp.....................  7,374     330
               Schering-Plough Corp...............  9,000     230
               St. Jude Medical, Inc. (b).........  1,000      38
               UnitedHealth Group, Inc............  1,200     105
               Watson Pharmaceuticals, Inc. (b)...    900      19
               Wellpoint Health Networks, Inc. (b)  1,100      79
               Wyeth..............................  6,100     243
               Zimmer Holdings, Inc. (b)..........    810      30
                                                          -------
                                                            4,683
                                                          -------
               Industrials (12.7%)
               3M Co..............................  1,500     189
               American Power Conversion Corp. (b)    800       9
               AMR Corp. (b)......................  1,300      15
               Automatic Data Processing, Inc.....  3,600     134
               Avery Dennison Corp................    700      44
               Boeing Co..........................  4,600     191
               Burlington Northern Santa Fe.......  2,800      82
               Cooper Industries, Ltd., Class A...    700      22
               Crane Co...........................    500      11
               CSX Corp...........................    800      28
               Deere & Co.........................    900      38
               Delta Air Lines, Inc...............  1,000      16
               Deluxe Corp........................    500      19
               Eaton Corp.........................    500      35
               Enpro Industries Inc. (b)..........    160       1
               Equifax, Inc.......................    600      13
               FedEx Corp.........................  1,700      87
               First Data Corp....................  5,400     189
               Fluor Corp.........................    300      10
               General Dynamics Corp..............  1,400     113
               General Electric Co................ 40,100   1,291
               Genuine Parts Co...................  1,100      34
               Goodrich Corp......................    800      18
               H & R Block, Inc...................  1,100      53
               Honeywell International, Inc.......  5,600     181
               Ingersoll Rand Co..................    700      27
               ITT Industries, Inc................    700      45
               Lockheed Martin Corp...............  3,200     205
               McDermott International, Inc. (b)..    300       1
               Navistar International Corp........    200       5

                                   Continued

                                                     Shares  Value
                                                     ------ -------
             COMMON STOCKS, continued
             Industrials, continued
             Northrop Grumman Corp..................    400 $    44
             Pall Corp..............................    900      16
             Parker-Hannifin Corp...................    900      36
             Pitney Bowes, Inc......................  1,900      74
             Power-One, Inc. (b)....................    300       1
             R.R. Donnelley & Sons Co...............    900      25
             Raytheon Co............................  2,800      91
             Rockwell Automation....................  1,500      28
             Rockwell Collins, Inc..................    800      21
             Ryder System, Inc......................    200       5
             Sabre Holdings Group, Inc. (b).........    500      13
             Southwest Airlines Co..................  4,600      64
             Textron, Inc...........................    900      35
             Thomas & Betts Corp. (b)...............    200       3
             Tyco International, Ltd................  7,669      98
             Union Pacific Corp.....................  1,600      94
             United Parcel Service, Inc., Class B...  1,900     124
             United Technologies Corp...............  3,200     222
             US Airways Group, Inc. (b).............    300       1
             W. W. Grainger, Inc....................    700      34
             Waste Management, Inc..................  2,400      57
                                                            -------
                                                              4,192
                                                            -------
             Information Technology (14.7%)
             ADC Telecommunications, Inc. (b).......  6,500      12
             Adobe Systems, Inc.....................    900      22
             Advanced Micro Devices, Inc. (b).......  2,600      21
             Agilent Technologies, Inc. (b).........  1,779      34
             Altera Corp. (b).......................    500       6
             Analog Devices, Inc. (b)...............  2,200      53
             Andrew Corp. (b).......................    700       8
             Apple Computer, Inc. (b)...............  1,400      21
             Applied Materials, Inc. (b)............  6,300      94
             Applied Micro Circuits Corp. (b).......  2,400      11
             Autodesk, Inc..........................    400       5
             Avaya, Inc. (b)........................  1,179       2
             BMC Software, Inc. (b).................  1,800      24
             Broadcom Corp., Class A (b)............  1,900      36
             CIENA Corp. (b)........................  2,700      11
             Cisco Systems, Inc. (b)................ 34,800     459
             Citrix Systems, Inc. (b)...............  1,400       8
             Computer Associates International, Inc.  4,400      41
             Computer Sciences Corp. (b)............    900      33
             Compuware Corp. (b)....................  2,900      11
             Comverse Technology, Inc. (b)..........  1,500      12
             Conexant Systems, Inc. (b).............  2,000       4
             Dell Computer Corp. (b)................ 10,000     249
             EMC Corp. (b).......................... 14,762     111
             Gateway, Inc. (b)......................  2,500       9
             Hewlett-Packard Co..................... 11,611     164
             IBM Corp...............................  6,600     465
             Intel Corp............................. 25,800     485
             Intuit, Inc. (b).......................  1,200      53
             Jabil Circuit, Inc. (b)................    800      14
             JDS Uniphase Corp. (b).................  5,200      13
             KLA-Tencor Corp. (b)...................  1,400      55

                                   Continued

                                                           ENHANCED MARKET FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                  Shares  Value
                                                  ------ -------
              COMMON STOCKS, continued
              Information Technology, continued
              Lexmark International Group, Inc.,
               Class A (b).......................    500 $    24
              Linear Technology Corp.............  2,000      54
              Maxim Integrated Products, Inc. (b)  1,900      67
              Mercury Interactive Corp. (b)......    700      18
              Microsoft Corp. (b)................ 20,800     997
              Millipore Corp.....................    200       7
              National Semiconductor Corp. (b)...  1,300      24
              Network Appliance, Inc. (b)........  1,300      11
              Nortel Networks Corp.--ADR (b)..... 12,400      12
              Novell, Inc. (b)...................  2,900       6
              Novellus Systems, Inc. (b).........    500      13
              Nvidia Corp. (b)...................  1,100      12
              Oracle Corp. (b)................... 26,800     268
              Palm, Inc. (b).....................  2,336       3
              Parametric Technology Corp. (b)....  2,100       7
              Peoplesoft, Inc. (b)...............  2,000      36
              PerkinElmer, Inc...................    900       7
              PMC-Sierra, Inc. (b)...............  1,300      12
              QLogic Corp. (b)...................    700      29
              Qualcomm, Inc. (b).................  4,800     132
              Rational Sotware Corp. (b).........  1,500      10
              Sanmina Corp. (b)..................  2,000       8
              Sapient Corp. (b)..................    500      --*
              Scientific-Atlanta, Inc............  1,200      15
              Siebel Systems, Inc. (b)...........  3,600      34
              Skyworks Solutions, Inc. (b).......    702       2
              Sun Microsystems, Inc. (b)......... 19,500      76
              Symbol Technologies, Inc...........  1,800      16
              Tektronix, Inc. (b)................    800      15
              Teradyne, Inc. (b).................    100       2
              Texas Instruments, Inc.............  7,700     178
              Thermo Electron Corp. (b)..........  1,400      24
              Unisys Corp. (b)...................  1,200       9
              Veritas Software Corp. (b).........  3,100      52
              Vitesse Semiconductor Corp. (b)....  1,600       4
              Waters Corp. (b)...................  1,000      23
              Xerox Corp. (b)....................    300       2
              Xilinx, Inc. (b)...................  2,100      40
                                                         -------
                                                           4,795
                                                         -------
              Materials (3.7%)
              Air Products and Chemicals, Inc....  1,700      75
              Alcan Aluminum, Ltd................  1,300      36
              Alcoa, Inc.........................  6,500     176
              Allegheny Technologies, Inc........    300       3
              Ball Corp..........................    400      17
              Barrick Gold Corp..................  2,189      34
              Bemis, Co., Inc....................    400      19
              Boise Cascade Corp.................    500      14
              Dow Chemical Co....................  4,600     133
              E.I. du Pont de Nemours & Co.......  3,978     167
              Eastman Chemical Co................    600      27
              Engelhard Corp.....................  1,000      25
              Great Lakes Chemical Corp..........    200       5
              Hercules, Inc. (b).................    400       4

                                   Continued

                                                     Shares  Value
                                                     ------ -------
            COMMON STOCKS, continued
            Materials, continued
            Inco Ltd. (b)...........................    700 $    12
            International Flavors & Fragrances, Inc.    400      12
            Louisiana Pacific Corp..................    400       3
            MeadWestvaco Corp.......................     73       2
            Newmont Mining Corp.....................  2,600      63
            Nucor Corp..............................    600      33
            Pactiv Corp. (b)........................    600      11
            Phelps Dodge Corp.......................    600      21
            Placer Dome, Inc........................  1,300      11
            PPG Industries, Inc.....................  1,300      75
            Praxair, Inc............................  1,200      63
            Rohm & Haas Co..........................  1,700      64
            Temple-Inland, Inc......................    400      21
            Weyerhaeuser Co.........................  1,700     100
            Worthington Industries, Inc.............    300       5
                                                            -------
                                                              1,231
                                                            -------
            Telecommunication Services (3.6%)
            Alltel Corp.............................  1,200      49
            AT&T Corp...............................  3,511      36
            AT&T Wireless Services, Inc. (b)........ 10,321      48
            BellSouth Corp..........................  7,200     193
            CenturyTel, Inc.........................    500      13
            Qwest Communications International, Inc. 10,200      13
            SBC Communications, Inc................. 15,980     442
            Sprint Corp.............................  6,800      64
            Verizon Communications.................. 10,406     343
                                                            -------
                                                              1,201
                                                            -------
            Utilities (2.8%)
            AES Corp. (b)...........................  2,200       5
            Allegheny Energy, Inc...................    500      11
            Ameren Corp.............................    500      22
            American Electric Power Co..............  1,220      40
            Calpine Corp. (b).......................  1,400       7
            Cinergy Corp............................    600      20
            CMS Energy Corp.........................    500       4
            Consolidated Edison, Inc................    800      34
            Constellation Energy Group..............    700      20
            Dominion Resources, Inc.................  1,004      60
            DTE Energy Co...........................    600      25
            Duke Energy Corp........................  3,200      81
            Dynergy Inc., Class A...................  1,400       3
            Edison International (b)................  1,300      17
            El Paso Energy Corp.....................  1,953      28
            Entergy Corp............................    900      36
            Exelon Corp.............................  1,275      62
            FirstEnergy Corp........................  1,197      37
            FPL Group, Inc..........................    700      40
            KeySpan Corp............................    600      21
            Kinder Morgan, Inc......................    500      21
            Mirant Corp. (b)........................  1,651       6
            Nicor, Inc..............................    200       5
            NiSource, Inc...........................    800      16
            Peoples Energy Corp.....................    100       4
            PG&E Corp. (b)..........................  1,600      22
            Pinnacle West Capital Corp..............    300      10

                                   Continued

 ENHANCED MARKET FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)


                                                       Shares   Value
                                                       ------- -------
         COMMON STOCKS, continued
         Utilities, continued
         PPL Corp.....................................     550 $    18
         Progress Energy, Inc.........................     837      39
         Progress Energy CVO..........................     500      --*
         Public Service Enterprise Group, Inc.........     800      28
         Reliant Energy, Inc..........................   1,200      12
         Sempra Energy................................     800      17
         Southern Co..................................   2,700      76
         TECO Energy, Inc.............................     600      14
         TXU Corp.....................................   1,000      43
         Williams Cos., Inc...........................   2,100       6
         Xcel Energy, Inc.............................   1,385      10
                                                               -------
                                                                   920
                                                               -------
         TOTAL COMMON STOCKS..........................          31,970
                                                               -------
         INVESTMENT COMPANIES (2.6%)
         AmSouth Prime Money Market Fund.............. 862,695     863
         AmSouth U.S. Treasury Money Market
          Fund........................................   4,515       5
                                                               -------
         TOTAL INVESTMENT COMPANIES...................             868
                                                               -------
         TOTAL INVESTMENTS
           (Cost $45,265) (a) -- 99.8%................          32,838
         Other assets in excess of liabilities -- 0.2%              72
                                                               -------
         NET ASSETS -- 100.0%.........................         $32,910
                                                               =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                     Unrealized appreciation.... $  1,540
                     Unrealized depreciation....  (13,967)
                                                 --------
                     Net unrealized depreciation $(12,427)
                                                 ========

(b)Represents non-income producing security.
ADR -- American Depositary Receipt
* Due to rounding, figure is below thousand-dollar threshold.

                                        Open Futures
                                          Contracts
                                     -------------------
                             # of    Contract Expiration Unrealized
                           Contracts  Value      Date       Loss
                           --------- -------- ---------- ----------
             S&P 500 Index     3       $684    9/20/02      (79)

                      See notes to financial statements.

                                                      INTERNATIONAL EQUITY FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                              Shares or
                                              Principal
                                               Amount        Value
                                              ----------    --------
              COMMON STOCKS (93.7%)
              Australia (4.0%)
              AMP Ltd........................    132,700    $  1,022
              APN News & Media, Ltd..........    110,758         223
              AXA Asia Pacific Holdings, Ltd.    452,900         604
              BHP Steel, Ltd. (b)............     49,520          74
              Boral Ltd......................    146,900         311
              CSR Ltd........................    240,599         835
              Goodman Fielder, Ltd...........    319,694         285
              Insurance Australia Group, Ltd.    359,600         570
              M.I.M. Holdings, Ltd...........    513,419         344
              Mirvac Group...................    158,800         354
              Origin Energy, Ltd.............    166,479         303
              PaperlinX Ltd..................     82,900         223
              Publishing & Brocasting, Ltd...    168,201         844
              QBE Insurance Group, Ltd.......    154,322         570
              Santos Ltd.....................    149,119         497
              Seven Network, Ltd.............     70,639         208
              Southcorp Ltd..................     86,430         239
                                                            --------
                                                               7,506
                                                            --------
              Austria (0.2%)
              Telekom Austria AG (b).........     21,350         180
              Voest-Alpine AG................      4,831         142
                                                            --------
                                                                 322
                                                            --------
              Belgium (1.1%)
              Algemene Maatschappij voor
               Nijverheidskredit NV..........     25,600       1,004
              Bekaert NV.....................      2,900         137
              Solvay SA......................     11,000         760
              Tessenderlo Chemie N.V.........      3,800         108
              Umicore........................      2,900         115
                                                            --------
                                                               2,124
                                                            --------
              Denmark (0.8%)
              Danisco A/S....................      4,010         137
              Danske Bank A/S................     50,500         914
              Jyske Bank A/S (b).............      2,710          69
              TDC A/S........................     14,930         366
              Topdanmark A/S (b).............      2,030          58
                                                            --------
                                                               1,544
                                                            --------
              Finland (1.5%)
              Fortum Oyj.....................    174,195       1,006
              Kemira Oyj.....................     25,200         170
              Kesko Oyj......................     21,200         208
              M-real Oyj.....................     36,500         272
              Outokumpu Oyj..................      6,500          73
              Sonera Oyj (b).................    229,752         951
              Wartsila Oyj...................     12,300         203
                                                            --------
                                                               2,883
                                                            --------
              France (9.0%)
              Air France.....................     19,500         284
              Alcatel SA.....................    108,900         572
              Alstom.........................     19,100         177
              Assurances Generales de France.     16,400         616

                                   Continued

                                                      INTERNATIONAL EQUITY FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                  Shares or
                                                  Principal
                                                   Amount     Value
                                                  ---------- --------
           COMMON STOCKS, continued
           France, continued
           AXA...................................    154,300 $  1,971
           Cap Gemini SA.........................     11,100      380
           Ciments Francais SA...................      3,300      154
           Compagnie de Saint-Gobain.............     30,000      896
           Compagnie Gernerale des Etablissements
            Michelin.............................     11,900      472
           Esso S.A.F............................      1,000       84
           Faurecia..............................      2,100      103
           Financiere Marc de Lacharriere........      2,700      111
           France Telecom SA.....................    102,600    1,479
           Havas SA..............................     27,000      136
           Imerys SA.............................      1,400      173
           Lafarge SA............................     11,800    1,040
           Lagardere S.C.A.......................     12,300      510
           Orange SA (b).........................    428,400    2,078
           Pechiney SA--A Shares.................      7,200      296
           PSA Peugeot Citroen...................     23,000    1,113
           Remy Cointreau SA.....................      3,900      115
           Renault SA............................     24,900    1,142
           Schneider Electric SA.................     21,380    1,029
           Societe Fonciere Lyonnaise............      3,100       88
           Sophia................................      3,100       93
           Technip-Coflexip SA...................      2,300      164
           Valeo SA..............................      7,300      291
           Vivendi Universal SA..................     96,800    1,543
                                                             --------
                                                               17,110
                                                             --------
           Germany (6.6%)
           Bayer AG..............................     36,500      909
           Bayerische Hypo-und Vereinsbank AG....     26,000      528
           Celanese AG (b).......................      2,700       52
           Commerzbank AG........................     27,050      314
           DaimlerChrysler AG....................     51,200    2,215
           Deutsche Bank AG......................     31,000    1,814
           Deutsche Lufthansa AG (b).............     19,050      232
           Deutsche Telekom AG...................    209,800    2,386
           E.On AG...............................     34,600    1,686
           Fresenius Medical Care AG.............      3,500      120
           HeidelbergCement AG...................      2,800      117
           Heidelberger Druckmaschinen AG........      4,200      158
           Hochtief AG...........................      3,500       57
           Linde AG..............................      5,900      276
           MAN AG................................      5,500      109
           Merck KGaA............................      2,200       43
           MG Technologies AG....................      9,600       65
           Stinnes AG............................      3,800      120
           ThyssenKrupp AG.......................     25,700      336
           TUI AG................................      8,900      186
           Volkswagen AG.........................     16,000      734
           WCM Beteiligungs-und Grundbesitz
            AG (b)...............................     14,400       48
                                                             --------
                                                               12,505
                                                             --------
           Greece (0.3%)
           Agricultural Bank of Greece (b).......     27,500      206

                                   Continued

                                                     Shares or
                                                     Principal
                                                      Amount     Value
                                                     ---------- --------
        COMMON STOCKS, continued
        Greece, continued
        Bank of Piraeus.............................     16,200 $    106
        Commercial Bank of Greece...................      8,200      168
        Hellenic Petroleum S.A......................     25,300      145
                                                                --------
                                                                     625
                                                                --------
        Hong Kong (1.6%)
        China Travel International Investment
         Hong Kong, Ltd.............................    506,000       88
        Hang Lung Group, Ltd........................    158,000      146
        Henderson Land Development Company,
         Ltd........................................    206,000      816
        Hysan Development Company, Ltd..............    123,000      114
        Kerry Properties, Ltd.......................    138,000      134
        New World Development Company, Ltd..........    256,000      185
        Shagri-La Asia, Ltd.........................    260,000      185
        Sino Land Company, Ltd......................    460,000      158
        Swire Pacific, Ltd..........................    112,500      508
        Wharf Ltd...................................    293,000      617
        Wheelock and Company, Ltd...................    243,000      176
                                                                --------
                                                                   3,127
                                                                --------
        India (0.5%)
        Reliance Industries, Ltd....................    196,400      989
                                                                --------
        Ireland (2.7%)
        Allied Irish Banks PLC......................    189,300    2,273
        Bank of Ireland.............................     83,800      953
        CRH PLC.....................................    128,434    1,920
        Elan Corp. PLC (b)..........................     17,143       24
                                                                --------
                                                                   5,170
                                                                --------
        Italy (3.7%)
        Banca Nazionale del Lavoro S.p.A. (b).......    450,000      620
        Banca Popolare de Lodi S.c.r.l..............     29,000      267
        Banca Popolare di Milano S.c.r.l............     80,000      322
        Beni Stabili S.p.A..........................    355,000      185
        Capitalia S.p.A.............................    285,000      397
        e. Biscom (b)...............................     10,000      214
        Fiat S.p.A..................................     90,000      922
        Ifil S.p.A..................................     53,000      239
        Italcementi S.p.A...........................     37,000      344
        La Rinascente S.p.A.........................     62,000      198
        Milano Assicurazioni S.p.A..................     70,000      145
        Olivetti S.p.A. (b).........................  1,837,500    1,976
        Pirelli S.p.A...............................    400,000      398
        Societa Assicuratrice Industriale S.p.A.....     12,500      231
        Societa' Cattolica di Assicurazioni S.c.r.l.      9,000      203
        Tiscali S.p.A. (b)..........................     74,000      431
                                                                --------
                                                                   7,092
                                                                --------
        Japan (21.5%)
        77th Bank, Ltd..............................     50,000      180
        Aioi Insurance Company, Ltd.................     99,000      213
        Aisin Seiki Co., Ltd........................     38,000      518
        Amada Co., Ltd..............................     44,000      209
        Asahi Kasei Corp............................    190,000      572
        Asahi National Broadcasting Co., Ltd........        132      220

                                   Continued

 INTERNATIONAL EQUITY FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)


                                                Shares or
                                                Principal
                                                 Amount     Value
                                                ---------- --------
             COMMON STOCKS, continued
             Japan, continued
             Asatsu-dk Inc.....................      6,800 $    134
             Autobacs Seven Co., Ltd...........      4,900      156
             Awa Bank, Ltd.....................     31,000      139
             Bank of Fukuoka, Ltd..............     83,000      347
             Bank of Kyoto, Ltd................     43,000      161
             Bank of Nagoya, Ltd...............     26,000      112
             Casio Computer Co., Ltd...........     35,000      210
             Chiba Bank, Ltd...................    111,000      369
             Chudenko Corp.....................      8,500      104
             Chugoku Bank, Ltd.................     31,000      194
             Citizen Watch Co., Ltd............     41,000      274
             Cosmo Oil Co., Ltd................     83,000      128
             Daicel Chemical Industries, Ltd...     48,000      141
             Daido Steel Co., Ltd..............     57,000      109
             Daihatsu Motor Co., Ltd...........     56,000      199
             Daishi Bank, Ltd..................     50,000      153
             Daiwa Bank Holdings, Inc. (b).....    743,000      565
             Daiwa House Industry Co., Ltd.....     72,000      439
             Denso Corp........................    114,300    1,788
             Fujikura Ltd......................     50,000      165
             Fukui Bank, Ltd...................     32,000      107
             Fukuyama Transporting Co., Ltd....     36,000      136
             Furukawa Electric Co., Ltd........     86,000      266
             Gunma Bank, Ltd...................     67,000      289
             Gunze Ltd.........................     31,000      132
             Hachijuni Bank, Ltd...............     72,000      325
             Hanshin Electric Railway Co., Ltd.     42,000      110
             Higo Bank, Ltd....................     33,000      124
             Hiroshima Bank, Ltd...............     82,000      266
             Hitachi Cable, Ltd................     49,000      187
             Hitachi Ltd.......................    440,000    2,535
             Hitachi Maxell, Ltd...............     13,000      193
             Hitachi Metals, Ltd...............     47,000      151
             Hokkoku Bank, Ltd.................     46,000      162
             Hokuriku Bank, Ltd. (b)...........    130,000      161
             House Foods Corp..................     14,000      126
             Hyakugo Bank, Ltd.................     33,000      119
             Hyakujushi Bank, Ltd..............     42,000      195
             Iyo Bank, Ltd.....................     42,000      192
             Japan Energy Corp.................    147,000      205
             Joyo Bank, Ltd....................    110,000      291
             Juroku Bank, Ltd..................     48,000      144
             Kamigumi Co., Ltd.................     36,000      148
             Kinden Corp.......................     35,000      156
             Kirin Brewery Co., Ltd............    129,000      851
             Kobe Steel, Ltd. (b)..............    378,000      224
             Kokusai Securities Co., Ltd.......     36,000      202
             Kokuyo Co., Ltd...................     16,000      160
             Komatsu Ltd.......................    126,000      419
             Komori Corp.......................      9,000      110
             Koyo Seiko Co., Ltd...............     25,000      114
             Kuraray Co., Ltd..................     50,000      336
             Makita Corp.......................     20,000      124
             Marubeni Corp. (b)................    197,000      209

                                   Continued

                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                   ---------- --------
          COMMON STOCKS, continued
          Japan, continued
          Maruichi Steel Tube, Ltd................     12,000 $    138
          Matsushita Electric Industrial Co., Ltd.    282,000    3,501
          Matsushita Electric Works, Ltd..........     93,000      575
          Meiji Seika Kaisha, Ltd.................     50,000      165
          Michinoku Bank, Ltd.....................     20,000      104
          Mitsubishi Gas Chemical Co. Inc.........     63,000      106
          Mitsubishi Heavy Industries, Ltd........    445,000    1,193
          Mitsubishi Logistics Corp...............     22,000      145
          Mitsubishi Materials Corp...............    147,000      247
          Mitsui Engineering & Shipbuilding Co.,
           Ltd. (b)...............................    109,000      123
          Mitsui Trust Holdings, Inc..............    108,000      257
          Mizuho Asset Trust & Banking Co.,
           Ltd. (b)...............................    385,000      196
          Mizuho Holdings, Inc....................      1,244    2,949
          Mori Seiki Co., Ltd.....................     12,500      104
          Nanto Bank, Ltd.........................      8,000       24
          NGK Spark Plug Co., Ltd.................     30,000      215
          Nichicon Corp...........................     10,700      150
          Nippon Broadcasting System, Inc.........      4,000      139
          Nippon Electric Glass Co., Ltd..........     21,000      226
          Nippon Oil Corp.........................    199,000      889
          Nippon Sheet Glass Co., Ltd.............     58,000      170
          Nippon Shokubai Co., Ltd................     25,000      122
          Nishimatsu Construction Co., Ltd........     36,000      108
          Nissay Dowa General Insurance Co., Ltd..     54,000      197
          Nisshin Seifun Group, Inc...............     31,000      230
          Nisshinbo Industries, Inc...............     28,000      130
          Obayashi Corp...........................     95,000      258
          Oki Electric Industry Co., Ltd. (b).....     80,000      151
          Onward Kashiyama Co., Ltd...............     22,000      207
          Pioneer Corp............................     23,700      406
          Sanyo Shinpan Finance Co., Ltd..........      5,000      135
          Sapporo Breweries, Ltd..................     44,000      110
          Sapporo Hokuyo Holdings, Inc............         41      141
          Seino Transportation Co., Ltd...........     23,000      141
          Sekisui Chemical Co., Ltd...............     71,000      229
          Sekisui House, Ltd......................     93,000      712
          Shiga Bank, Ltd.........................     32,000      109
          Shikoku Bank, Ltd.......................     28,000      130
          Shimachu Co., Ltd.......................      6,700      115
          Shinko Securities Co., Ltd..............    107,000      180
          Shizuoka Bank, Ltd......................     99,000      628
          Shohkoh Fund & Co., Ltd.................      1,500      162
          Sompo Japan Insurance, Inc..............    118,000      705
          Sumitomo Electric Industries, Ltd.......     98,000      619
          Sumitomo Forestry Co., Ltd..............     23,000      145
          Sumitomo Metal Industries, Ltd. (b).....    479,000      208
          Sumitomo Rubber Industries, Ltd.........     32,000      140
          Taiheiyo Cement Corp....................    125,000      236
          Taisei Corp.............................    127,000      265
          Takashimaya Co., Ltd....................     40,000      222
          Tokyo Style Co., Ltd....................     13,000      109
          Toray Industries, Inc...................    184,000      468

                                   Continued

                                                      INTERNATIONAL EQUITY FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                 Shares or
                                                 Principal
                                                  Amount     Value
                                                 ---------- --------
            COMMON STOCKS, continued
            Japan, continued
            Toto Ltd............................     49,000 $    216
            Toyo Seikan Kaisha, Ltd.............     28,000      322
            Toyota Auto Body Co., Ltd...........     11,000      120
            Toyota Industries Corp..............     41,300      624
            Toyota Tsusho Corp..................     37,000      158
            UFJ Holdings, Inc...................        641    1,579
            UNY Co., Ltd........................     24,000      243
            Victor Company of Japan, Ltd. (b)...     33,000      240
            Wacoal Corp.........................     19,000      158
            Yamaguchi Bank, Ltd.................     26,000      167
            Yamazaki Baking Co., Ltd............     29,000      154
            Yokogawa Electric Corp..............     32,000      234
                                                            --------
                                                              40,817
                                                            --------
            Netherlands (4.8%)
            ABN AMRO Holding NV.................     94,100    1,338
            Aegon NV............................     87,400    1,215
            Buhrmann NV.........................      7,300       52
            DSM NV..............................      5,600      255
            Hagemeyer NV........................      6,600       68
            ING Groep NV........................    121,500    2,632
            Koninklijke KPN NV (b)..............    151,900      712
            Koninklijke Numico NV...............      9,100      169
            Koninklijke Philips Electronics NV..     80,200    1,816
            Koninklijke Vendex KBB NV...........      5,700       54
            Koninklijke Vopak NV (b)............      2,900       34
            Nutreco Holding NV..................      1,800       50
            NV Holdingsmaatschappij De Telegraaf      3,200       59
            Oce NV..............................      4,800       53
            Univar NV (b).......................      1,450       13
            Vedior NV...........................      9,800      112
            VNU NV..............................     15,000      340
            Volker Wessels Stevin NV............      1,920       46
                                                            --------
                                                               9,018
                                                            --------
            New Zealand (0.1%)
            Auckland International Airport, Ltd.     48,530       96
            Carter Holt Harvey, Ltd.............    200,300      172
                                                            --------
                                                                 268
                                                            --------
            Norway (0.6%)
            Bergesen d.y. ASA -- A Shares.......      4,500       91
            DnB Holding ASA.....................     57,600      291
            Norske Skogsindustrier ASA..........      9,800      154
            Telenor ASA.........................    146,695      520
                                                            --------
                                                               1,056
                                                            --------
            Portugal (0.3%)
            Portugal Telecom, SGPS, SA, Bonus
             Rights.............................     92,800      565
            Sonae, SGPS, SA (b).................    148,000       75
                                                            --------
                                                                 640
                                                            --------
            Singapore (0.9%)
            DBS Group Holdings, Ltd.............     77,000      524
            Fraser & Neave, Ltd.................     14,000       62

                                   Continued

                                                  Shares or
                                                  Principal
                                                   Amount     Value
                                                  ---------- --------
           COMMON STOCKS, continued
           Singapore, continued
           Keppel Corp., Ltd.....................     41,000 $    104
           Oversea-Chinese Banking Corp., Ltd....     68,000      440
           United Overseas Bank, Ltd.............     83,000      608
                                                             --------
                                                                1,738
                                                             --------
           Spain (2.8%)
           Acesa Infraestructuras, SA............     13,100      145
           Banco de Andalucia SA.................        900       41
           Banco Pastor SA.......................      2,400       42
           Banco Santander Central Hispano SA....    214,500    1,321
           Cementos Portland SA..................      1,200       47
           Corporacion Mapfre SA.................      8,100       55
           Endesa SA.............................     47,600      531
           Iberia Lineas Aereas de Espana SA.....     41,000       67
           Red Electrica de Espana...............      6,000       61
           Repsol YPF SA.........................     54,900      668
           Sociedad General de Aguas de Barelona,
            SA...................................      6,200       61
           Sol Melia SA..........................      8,300       49
           Telefonica SA (b).....................    218,700    1,929
           Terra Networks SA (b).................     27,900      166
           Vallehermoso SA.......................      6,900       56
                                                             --------
                                                                5,239
                                                             --------
           Sweden (1.8%)
           Drott AB -- B Shares..................      7,800       83
           Gambro AB -- Class A..................     19,500      102
           Gambro, AB -- Class B.................      7,300       39
           Holmen AB -- B Shares.................      6,200      130
           Nordea AB.............................    232,600    1,028
           Skandiaviska Enskilda Banken AB.......     52,500      469
           SSAB -- Series A......................      5,800       66
           SSAB -- Series B......................      2,000       21
           Tele2 AB -- A Shares (b)..............      2,300       37
           Tele2 AB -- B Shares (b)..............      9,100      175
           Telia AB..............................    234,000      652
           Volvo AB -- A Shares..................     10,800      189
           Volvo AB -- B Shares..................     23,600      433
                                                             --------
                                                                3,424
                                                             --------
           Switzerland (6.4%)
           Baloise Holding, Ltd..................     11,500      698
           Ciba Specialty Chemicals AG...........      1,700      118
           Compagnie Financiere Richemont AG.....     99,700    1,837
           Givaudan SA...........................        200       80
           Helvetia Patria Holding...............      1,200      121
           Holcim Ltd............................      7,930    1,525
           Luzerner Kantonalbank.................        600       61
           Rieter Holding AG.....................        900      182
           Schweizerische Lebensversicherungs-und
            Rentenanstalt (b)....................      2,310      371
           SIG Holding AG........................      3,000      365
           Swatch Group AG.......................      6,700      566
           Swiss International Airlines (b)......      1,200       34
           Syngenta AG...........................     22,100    1,127

                                   Continued

 INTERNATIONAL EQUITY FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)


                                                   Shares or
                                                   Principal
                                                    Amount    Value
                                                   --------- -------
            COMMON STOCKS, continued
            Switzerland, continued
            UBS AG (b)............................   107,700 $ 4,746
            Unaxis Holding AG.....................     2,500     248
            Valora Holding AG.....................       810     156
                                                             -------
                                                              12,235
                                                             -------
            United Kingdom (22.5%)
            Abbey National PLC....................   232,500   2,830
            Aggregate Industries PLC..............   201,000     257
            Arcadia Group PLC.....................    25,000     111
            Arriva PLC............................    30,010     144
            Associated British Foods PLC..........   126,000   1,151
            Associated British Ports Holdings PLC.    52,400     323
            Aviva PLC.............................   360,000   2,390
            BAA PLC...............................   170,000   1,327
            BAE Systems PLC.......................   290,496   1,352
            Barratt Developments PLC..............    38,000     211
            BBA Group PLC.........................    61,000     226
            Berkeley Group PLC....................    21,530     200
            Bodycote International PLC............    37,180      84
            Britannic Group PLC...................    31,400     177
            British Airways PLC (b)...............   173,000     432
            British Energy PLC....................    99,000     169
            British Land Co. PLC..................    82,900     709
            Brixton PLC...........................    35,300     124
            Cable & Wireless PLC..................   381,100   1,033
            Carphone Warehouse PLC (b)............   112,000     136
            Chelsfield PLC........................    45,000     195
            Close Brothers Group PLC..............    19,100     137
            COLT Telecom Group PLC (b)............   218,000     175
            Corus Group PLC (b)...................   500,500     469
            FKI PLC...............................    77,000     132
            Galen Holdings PLC....................    30,000     144
            George Wimpey PLC.....................    60,000     232
            Granada PLC...........................   442,000     658
            Greene King PLC.......................    10,000     113
            Hammerson PLC.........................    44,900     389
            Hanson PLC............................   117,700     721
            Hilton Group PLC......................   252,700     778
            Imperial Tobacco Group PLC............    49,960     765
            Inchcape PLC..........................    11,000     121
            International Power PLC (b)...........   178,800     330
            J Sainsbury PLC.......................   309,800   1,544
            Kingfisher PLC........................   187,000     565
            Kingfisher PLC RIGHTS.................   187,000     107
            Lex Service PLC.......................    16,900     117
            Liberty International PLC.............    45,000     401
            Logica PLC............................    71,750     229
            Luminar PLC...........................    10,000     100
            Millennium & Copthorne Hotels PLC.....    45,000     191
            mmO2 PLC (b).......................... 1,322,000     929
            Pearson PLC...........................   130,000   1,248
            Peninsular & Oriental Steam Navigation
             Co...................................   116,000     388
            Persimmon PLC.........................    44,000     266

                                   Continued

                                              Shares or
                                              Principal
                                               Amount     Value
                                              ---------- --------
               COMMON STOCKS, continued
               United Kingdom, continued
               Pilkington PLC................    200,600 $    244
               Pillar Property PLC...........     20,000      122
               RMC Group PLC.................     42,000      349
               Rolls-Royce PLC...............    258,100      590
               Royal & Sun Alliance Insurance
                Group PLC....................    230,300      619
               Safeway PLC...................    168,600      628
               Schroders PLC.................     36,000      307
               Scottish Power PLC............    301,000    1,646
               Six Continents PLC............    138,600    1,327
               Slough Estates PLC............     66,400      340
               Somerfield PLC................     71,000      114
               Spirent PLC...................    138,000      162
               Stagecoach Group PLC..........    191,000      105
               Standard Chartered PLC........    180,600    1,835
               Tate & Lyle PLC...............     64,000      315
               Taylor Woodrow PLC............     88,300      212
               Thistle Hotels PLC............     69,000      138
               Trinity Mirror PLC............     46,660      276
               Vodafone Group PLC............  4,905,300    7,434
               WH Smith Group PLC............     33,000      178
               Whitbread PLC.................     47,000      382
               Wilson Bowden PLC.............     14,000      175
               Woolworths Group PLC..........    204,000       94
                                                         --------
                                                           42,422
                                                         --------
               TOTAL COMMON STOCKS...........             177,854
                                                         --------
               U.S. TREASURY BILLS* (1.8%)
               1.70%, 8/1/02................. $    3,500    3,500
                                                         --------
               TOTAL U.S. TREASURY BILLS.....               3,500
                                                         --------
               TOTAL INVESTMENTS
                (Cost $196,173) (a) -- 95.5%.             181,354
               Other assets in excess of
                liabilities -- 4.5%..........               8,423
                                                         --------
               NET ASSETS -- 100.0%..........            $189,777
                                                         ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

            Unrealized appreciation...................... $  3,840
            Unrealized depreciation......................  (18,659)
                                                          --------
            Net unrealized depreciation.................. $(14,819)
                                                          ========

(b)Represents non-income producing securities.
*  Rates disclosed represent yield effective at purchase.
PLC -- Public Limited Company

                                   Continued

 INTERNATIONAL EQUITY FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)



The table below sets forth the diversification of the International Equity Fund investments by industry.

                   Industry Diversification        Percent**
                   ------------------------        ---------
                   Advertising....................    0.1%
                   Aerospace/Defense..............    1.0%
                   Airlines.......................    1.3%
                   Automobile.....................    5.7%
                   Banking........................   18.7%
                   Beverages......................    0.9%
                   Building Products..............    5.7%
                   Chemicals......................    2.5%
                   Computer Services..............    0.1%
                   Diversified....................    4.0%
                   Electrical & Electronics.......    7.9%
                   Energy Sources.................    1.1%
                   Financial Services.............    1.5%
                   Food & Household Products......    1.6%
                   Food Retailers.................    1.1%
                   Forest Products & Paper........    0.6%
                   Hotels & Lodging...............    0.6%
                   Insurance......................    8.1%
                   Machinery......................    1.4%
                   Materials & Commodities........    2.3%
                   Medical Products...............    0.2%
                   Office Equipment...............    0.2%
                   Oil & Gas Production & Services    2.2%
                   Pharmaceutical.................    0.4%
                   Publishing.....................    3.4%
                   Real Estate....................    2.8%
                   Retail.........................    3.7%
                   Telecommunications.............   13.4%
                   Tobacco........................    0.4%
                   Transportation.................    0.8%
                                                     -----
                       Total Common Stocks........   93.7%
                                                     =====

**Percentages indicated are based on net assets.

                      See notes to financial statements.

                              STRATEGIC PORTFOLIOS: AGGRESSIVE GROWTH PORTFOLIO
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                   Shares    Value
                                                  --------- -------
           INVESTMENTS IN AFFILIATES
            (100.0%)
           Investment Companies (100.0%)
           AmSouth Capital Growth Fund,
            Trust Shares (b).....................   519,502 $ 4,125
           AmSouth International Equity Fund,
            Trust Shares.........................   262,729   2,057
           AmSouth Large Cap Fund,
            Trust Shares.........................   268,021   4,152
           AmSouth Mid Cap Fund, Trust Shares (b)   109,587   1,030
           AmSouth Prime Money Market Fund,
            Trust Shares......................... 1,085,487   1,085
           AmSouth Small Cap Fund,
            Trust Shares (b).....................   141,262   1,018
           AmSouth Value Fund, Trust Shares......   656,301   8,362
                                                            -------
           TOTAL INVESTMENTS IN
            AFFILIATES...........................            21,829
                                                            -------
           TOTAL INVESTMENTS
            (Cost $28,002) (a) -- 100.0%.........            21,829
           Liabilities in excess of other
            assets -- 0.0%.......................                (6)
                                                            -------
           NET ASSETS -- 100.0%..................           $21,823
                                                            =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                      Unrealized appreciation.... $   154
                      Unrealized depreciation....  (6,327)
                                                  -------
                      Net unrealized depreciation $(6,173)
                                                  =======

(b)Represents non-income producing security.

                      See notes to financial statements.

 STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)



                                                    Shares    Value
                                                   --------- -------
           INVESTMENTS IN AFFILIATES (100.0%)
           Investment Companies (100.0%)
           AmSouth Capital Growth Fund, Trust
            Shares (b)............................   320,455 $ 2,544
           AmSouth Equity Income Fund, Trust
            Shares................................    70,924     735
           AmSouth Government Income Fund, Trust
            Shares................................   427,214   4,384
           AmSouth International Equity Fund Trust
            Shares................................   162,065   1,269
           AmSouth Large Cap Fund, Trust Shares...   165,329   2,561
           AmSouth Mid Cap Fund, Trust Shares (b).    67,599     635
           AmSouth Prime Money Market Fund, Trust
            Shares................................ 1,090,463   1,090
           AmSouth Small Cap Fund, Trust
            Shares (b)............................    87,137     628
           AmSouth Value Fund, Trust Shares.......   347,005   4,422
                                                             -------
           TOTAL INVESTMENTS IN
            AFFILIATES............................            18,268
                                                             -------
           TOTAL INVESTMENTS
            (Cost $21,581) (a) -- 100.0%..........            18,268
           Liabilities in excess of other
            assets -- 0.0%........................                (4)
                                                             -------
           NET ASSETS -- 100.0%...................           $18,264
                                                             =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                      Unrealized appreciation.... $   187
                      Unrealized depreciation....  (3,500)
                                                  -------
                      Net unrealized depreciation $(3,313)
                                                  =======

(b)Represents non-income producing security.

                      See notes to financial statements.

                              STRATEGIC PORTFOLIOS: GROWTH AND INCOME PORTFOLIO
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)

                                                    Shares    Value
                                                   --------- -------
          INVESTMENTS IN AFFILIATES (100.0%)
          Investment Companies (100.0%)
          AmSouth Capital Growth Fund, Trust
           Shares (b).............................   980,247 $ 7,783
          AmSouth Equity Income Fund, Trust
           Shares.................................   276,121   2,863
          AmSouth Government Income Fund, Trust
           Shares................................. 1,940,420  19,908
          AmSouth International Equity Fund, Trust
           Shares.................................   495,743   3,882
          AmSouth Large Cap Fund, Trust Shares....   505,729   7,834
          AmSouth Limited Term Bond Fund, Trust
           Shares................................. 1,061,009  11,353
          AmSouth Mid Cap Fund, Trust Shares (b)..   206,779   1,944
          AmSouth Prime Money Market Fund, Trust
           Shares.................................   707,560     708
          AmSouth Small Cap Fund, Trust Shares (b)   266,547   1,922
          AmSouth Value Fund, Trust Shares........ 1,013,213  12,908
                                                             -------
          TOTAL INVESTMENTS IN
           AFFILIATES.............................            71,105
                                                             -------
          TOTAL INVESTMENTS
           (Cost $78,418) (a) -- 100.0%...........            71,105
          Liabilities in excess of other
           assets -- 0.0%.........................                (6)
                                                             -------
          NET ASSETS -- 100.0%....................           $71,099
                                                             =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                      Unrealized appreciation.... $ 1,233
                      Unrealized depreciation....  (8,546)
                                                  -------
                      Net unrealized depreciation $(7,313)
                                                  =======

(b)Represents non-income producing security.

                      See notes to financial statements.

 Strategic Portfolios: Moderate Growth and Income Portfolio
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)



                                                       Shares   Value
                                                       ------- -------
         INVESTMENTS IN AFFILIATES (100.0%)
         Investment Companies (100.0%)
         AmSouth Capital Growth Fund,
          Trust Shares (b)............................ 352,920 $ 2,802
         AmSouth Equity Income Fund, Trust Shares.....  72,902     756
         AmSouth Government Income Fund,
          Trust Shares................................ 756,275   7,760
         AmSouth Large Cap Fund, Trust Shares......... 182,078   2,820
         AmSouth Limited Term Bond Fund,
          Trust Shares................................ 536,917   5,745
         AmSouth Prime Money Market Fund,
          Trust Shares................................ 249,083     249
         AmSouth Value Fund, Trust Shares............. 386,405   4,923
                                                               -------
         TOTAL INVESTMENTS IN
          AFFILIATES..................................          25,055
                                                               -------
         TOTAL INVESTMENTS
          (Cost $26,890) (a) -- 100.0%................          25,055
         Liabilities in excess of other assets -- 0.0%              (6)
                                                               -------
         NET ASSETS -- 100.0%.........................         $25,049
                                                               =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized depreciation of securities as follows:

                      Unrealized appreciation.... $   422
                      Unrealized depreciation....  (2,257)
                                                  -------
                      Net unrealized depreciation $(1,835)
                                                  =======

(b)Represents non-income producing security.

                      See notes to financial statements.

                                                                      BOND FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                 Shares or
                                                 Principal
                                                  Amount      Value
                                                ----------- ---------
          CORPORATE BONDS (57.9%)
          Aerospace/Defense (2.1%)
          Boeing Corp., 6.88%, 11/1/06......... $     7,145 $   7,859
          United Technologies Corp.,
           7.13%, 11/15/10.....................       5,000     5,622
                                                            ---------
                                                               13,481
                                                            ---------
          Aluminum (0.7%)
          Alcoa, Inc., 7.38%, 8/1/10...........       4,000     4,525
                                                            ---------
          Automotive-Finance (2.5%)
          Ford Motor Credit Co., 6.25%, 12/8/05       3,485     3,483
          Ford Motor Credit Co.,
           7.35%, 11/7/11, MTN.................       1,750     1,722
          General Motors Acceptance Corp.,
           7.50%, 7/15/05......................       3,000     3,188
          General Motors Acceptance Corp.,
           6.15%, 4/5/07.......................       2,000     2,010
          Toyota Motor Credit Corp., 5.65%,
           1/15/07.............................       5,000     5,312
                                                            ---------
                                                               15,715
                                                            ---------
          Banking (5.8%)
          Bank One Corp., 7.00%, 7/15/05.......       3,157     3,465
          Bank One, Texas, 6.25%, 2/15/08......       1,000     1,086
          Fifth Third Bank, 6.75%, 7/15/05.....       4,000     4,355
          First Union Corp., 6.18%, 2/15/36....       1,500     1,575
          FleetBoston Financial Corp.,
           4.88%, 12/1/06......................       2,100     2,111
          J.P. Morgan & Co., 7.63%, 9/15/04....       3,856     4,174
          NationsBank Corp., 7.75%, 8/15/15....       1,100     1,271
          Northern Trust Co., 7.10%, 8/1/09....       6,000     6,698
          State Street Boston, 7.65%, 6/15/10..       5,000     5,770
          SunTrust Banks, Inc., 7.38%, 7/1/06..       3,159     3,542
          Wachovia Corp., 6.61%, 10/1/25.......       1,875     2,020
                                                            ---------
                                                               36,067
                                                            ---------
          Beverages (0.7%)
          Coca-Cola Co., 5.75%, 3/15/11........       4,000     4,165
                                                            ---------
          Brokerage Services (1.3%)
          Bear Stearns & Co., Inc., 6.63%,
           10/1/04.............................       2,910     3,110
          Dean Witter Discover & Co.,
           6.50%, 11/1/05......................       3,500     3,732
          Merrill Lynch & Co., Inc., 6.00%,
           2/12/03.............................       1,450     1,478
                                                            ---------
                                                                8,320
                                                            ---------
          Building Products (0.7%)
          Vulcan Materials Co., 5.75%, 4/1/04..       2,000     2,085
          Vulcan Materials Co., 6.00%, 4/1/09..       2,000     2,066
                                                            ---------
                                                                4,151
                                                            ---------
          Computers & Peripherals (1.5%)
          IBM Corp., 4.88%, 10/1/06............       3,000     3,055
          IBM Corp., 5.38%, 2/1/09.............       5,000     5,013
          IBM Corp., 6.50%, 1/15/28............       1,750     1,660
                                                            ---------
                                                                9,728
                                                            ---------

                                   Continued

 BOND FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)


                                                  Shares or
                                                  Principal
                                                   Amount     Value
                                                  ---------- --------
          CORPORATE BONDS, continued
          Consumer Goods (2.9%)
          Nike, Inc., 6.38%, 12/1/03............. $    3,000 $  3,143
          Nike, Inc., 5.50%, 8/15/06.............      3,500    3,676
          Procter & Gamble Co., 6.88%, 9/15/09...      5,000    5,662
          Unilever Capital Corp.,
           7.13%, 11/1/10........................      5,000    5,608
                                                             --------
                                                               18,089
                                                             --------
          Cosmetics/Personal Care (1.0%)
          Colgate-Palmolive Co., 5.34%, 3/27/06..      4,400    4,603
          Kimberly-Clark Corp., 7.10%, 8/1/07....      1,700    1,934
                                                             --------
                                                                6,537
                                                             --------
          Data Processing/Management (1.1%)
          First Data Corp., 4.70%, 11/1/06.......      7,000    7,184
                                                             --------
          Electric -- Integrated (0.6%)
          Alabama Power Co., 7.13%, 8/15/04......      2,000    2,158
          Alabama Power Co., 7.13%, 10/1/07......      1,700    1,902
                                                             --------
                                                                4,060
                                                             --------
          Electronic Components/Instruments (0.6%)
          Emerson Electric, 6.30%, 11/1/05.......      1,500    1,624
          Honeywell, Inc., 7.00%, 3/15/07........      2,000    2,223
                                                             --------
                                                                3,847
                                                             --------
          Entertainment (0.5%)
          Walt Disney Co., 5.13%, 12/15/03, MTN..      3,000    3,071
                                                             --------
          Financial Services (6.3%)
          Associates Corp. N.A.,
           7.32%, 1/13/03, MTN...................        800      819
          Associates Corp. N.A., 5.75%, 10/15/03.      2,000    2,083
          Associates Corp. N.A., 5.75%, 11/1/03..      3,000    3,125
          Boeing Capital Corp., 7.38%, 9/27/10...      4,000    4,512
          Commercial Credit Co., 6.50%, 8/1/04...      3,000    3,199
          Countrywide Home Loan,
           6.84%, 10/22/04.......................      2,125    2,276
          G.E. Capital Corp., 5.88%, 2/15/12.....     12,000   12,104
          G.E. Capital Corp., 6.75%, 3/15/32.....      2,100    2,100
          Household Finance Corp.,
           6.50%, 1/24/06........................      5,000    5,006
          Mellon Funding Corp., 6.40%, 5/14/11...      2,000    2,130
          Norwest Financial, Inc., 6.63%, 7/15/04      2,000    2,145
                                                             --------
                                                               39,499
                                                             --------
          Food Products & Services (2.1%)
          Campbell Soup Co., 6.15%, 12/1/02......      2,750    2,781
          H.J. Heinz Co., 6.38%, 7/15/28.........      2,000    1,933
          Sara Lee Corp., 6.15%, 6/19/08, MTN....      5,625    6,075
          Sysco Corp., 4.75%, 7/30/05............      2,500    2,613
                                                             --------
                                                               13,402
                                                             --------
          Foreign Government (0.5%)
          British Columbia, 4.63%, 10/3/06.......      3,000    3,110
                                                             --------
          Industrial Goods & Services (1.5%)
          E.I. du Pont de Nemours & Co.,
           6.75%, 10/15/02.......................      2,570    2,592
          Illinois Tool Works, 5.75%, 3/1/09.....      1,150    1,199

                                   Continued

                                                  Shares or
                                                  Principal
                                                   Amount     Value
                                                  ---------- --------
           CORPORATE BONDS, continued
           Industrial Goods & Services, continued
           Reliance Electric Co., 6.80%, 4/15/03. $    1,850 $  1,899
           Rockwell International Corp.,
            6.63%, 6/1/05........................      3,456    3,724
                                                             --------
                                                                9,414
                                                             --------
           Insurance (4.6%)
           AIG SunAmerica Institutional Funding
            Ltd., 5.20%, 5/10/04 (b).............      1,875    1,955
           Chubb Corp., 6.15%, 8/15/05...........      1,000    1,078
           Chubb Corp., 6.00%, 11/15/11..........      1,000    1,029
           Hartford Life, Inc., 6.90%, 6/15/04...      3,100    3,288
           John Hancock, 5.63%, 12/1/05..........      5,000    5,231
           MetLife, Inc., 6.13%, 12/1/11.........      1,000    1,028
           Prudential Funding LLC,
            6.60%, 5/15/08 (b)...................      6,000    6,525
           St. Paul Cos., Inc., 5.75%, 3/15/07...      9,125    9,154
                                                             --------
                                                               29,288
                                                             --------
           Machinery -- Construction & Mining (0.2%)
           Caterpillar, Inc., 6.55%, 5/1/11......      1,000    1,078
                                                             --------
           Manufacturing (0.3%)
           PPG Industries, Inc., 7.05%, 8/15/09..      2,000    2,110
                                                             --------
           Meat Packing Plants (1.2%)
           Hormel Foods Corp., 6.63%, 6/1/11.....      7,000    7,473
                                                             --------
           Newspapers (0.3%)
           New York Times, 7.63%, 3/15/05........      2,000    2,208
                                                             --------
           Oil & Gas Exploration, Production, &
            Services (2.2%)
           Atlantic Richfield, 5.90%, 4/15/09....      4,250    4,526
           Conoco Inc., 5.90%, 4/15/04...........      1,500    1,571
           Conoco Inc., 6.35%, 4/15/09...........      1,000    1,058
           Phillips Petroleum Co., 6.38%, 3/30/09      2,000    2,138
           Texaco Capital, 7.09%, 2/1/07.........      4,000    4,475
                                                             --------
                                                               13,768
                                                             --------
           Pharmaceuticals (4.7%)
           Abbott Laboratories, 5.63%, 7/1/06....      4,000    4,215
           Bristol-Myers Squibb Co.,
            5.75%, 10/1/11.......................      9,150    9,119
           Eli Lilly & Co., 5.50%, 7/15/06.......      6,000    6,285
           Pfizer Inc., 5.63%, 2/1/06............      3,900    4,158
           Pharmacia Corp., 5.75%, 12/1/05.......      2,600    2,789
           Warner-Lambert Co., 5.75%, 1/15/03....      3,000    3,041
                                                             --------
                                                               29,607
                                                             --------
           Photography (0.5%)
           Eastman Kodak Co., 9.38%, 3/15/03.....      3,100    3,193
                                                             --------
           Restaurants (1.2%)
           McDonald's Corp.,
            5.38%, 4/30/07, MTN..................      2,000    2,124
           McDonald's Corp., 5.35%, 9/15/08......      5,500    5,734
                                                             --------
                                                                7,858
                                                             --------

                                   Continued

                                                                      BOND FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                  Shares or
                                                  Principal
                                                   Amount     Value
                                                  ---------- --------
           CORPORATE BONDS, continued
           Retail (3.6%)
           May Department Stores Co.,
            7.15%, 8/15/04....................... $    1,000 $  1,081
           May Department Stores Co.,
            7.90%, 10/15/07......................      1,000    1,148
           Sears Credit Account Master Trust,
            6.75%, 9/16/09.......................      5,000    5,471
           Target Corp., 7.50%, 2/15/05..........      2,000    2,213
           Target Corp., 5.88%, 3/1/12...........      3,000    3,128
           Wal-Mart Stores, Inc., 6.38%, 3/1/03..      5,000    5,118
           Wal-Mart Stores, Inc., 5.45%, 8/1/06..      4,500    4,796
                                                             --------
                                                               22,955
                                                             --------
           Tools (0.3%)
           Stanley Works, 5.75%, 3/1/04..........      2,000    2,078
                                                             --------
           Utilities -- Electric & Gas (4.7%)
           Baltimore Gas & Electric,
            7.50%, 1/15/07.......................      3,100    3,446
           Cincinnati Gas & Electric Co.,
            6.45%, 2/15/04.......................      1,500    1,564
           National Rural Utilities Corp.,
            5.00%, 10/1/02.......................      3,500    3,513
           National Rural Utilities Corp.,
            6.38%, 10/15/04......................      3,100    3,267
           Northern States Power Co.,
            6.88%, 8/1/09........................      1,750    1,428
           SCANA Corp., Series B,
            6.25%, 7/8/03, MTN...................      2,225    2,296
           Smith Enron, 5.97%, 12/15/06..........      1,337    1,382
           Tampa Electric Co., 7.38%, 9/1/02.....      2,000    2,005
           Tampa Electric Co., 6.13%, 5/1/03.....      2,000    2,043
           Virginia Electric & Power Co.,
            6.63%, 4/1/03........................      2,000    2,053
           Virginia Electric & Power Co.,
            8.00%, 3/1/04........................      2,500    2,684
           Wisconsin Electric Power,
            6.63%, 11/15/06......................      3,500    3,815
                                                             --------
                                                               29,496
                                                             --------
           Utilities -- Telecommunications (1.8%)
           BellAtlantic Corp., 6.25%, 2/15/04....      2,000    2,053
           BellSouth Telecommunications,
            6.50%, 6/15/05.......................      3,500    3,771
           Chesapeake & Potomac Telephone,
            6.00%, 5/1/03........................      2,009    2,047
           GTE California, Inc., 6.70%, 9/1/09...      1,500    1,481
           Southwestern Bell Telephone,
            6.63%, 4/1/05........................      2,000    2,165
                                                             --------
                                                               11,517
                                                             --------
           TOTAL CORPORATE BONDS.................             366,994
                                                             --------

                                   Continued

                                                 Shares or
                                                 Principal
                                                  Amount     Value
                                                 ---------- --------
            MUNICIPAL BONDS (0.1%)
            Georgia (0.1%)
            Atlanta Downtown Development Lease
             Revenue Bond, 6.88%, 2/1/21........ $      800 $    882
                                                            --------
            TOTAL MUNICIPAL BONDS...............                 882
                                                            --------
            U.S. GOVERNMENT AGENCIES (21.9%)
            Fannie Mae (7.0%)
            5.13%, 2/13/04......................     10,600   11,071
            7.13%, 3/15/07......................     10,000   11,384
            5.25%, 3/22/07......................     14,000   14,602
            6.56%, 11/26/07.....................      7,300    7,409
                                                            --------
                                                              44,466
                                                            --------
            Federal Home Loan Bank (0.5%)
            4.88%, 4/16/04......................      3,000    3,133
                                                            --------
            Freddie Mac (5.1%)
            6.88%, 1/15/05......................     18,000   19,750
            7.10%, 4/10/07......................      2,000    2,279
            6.25%, 3/5/12, Callable 3/5/07 @ 100     10,000   10,463
                                                            --------
                                                              32,492
                                                            --------
            Government National Mortgage Assoc. (8.1%)
            6.50%, 8/15/11 - 5/15/31............     24,278   25,081
            7.00%, 9/15/11 - 5/15/32............     25,002   26,162
            7.50%, 8/15/11......................        277      296
            8.00%, 5/15/10......................        145      155
                                                            --------
                                                              51,694
                                                            --------
            Tennessee Valley Authority (1.2%)
            5.38%, 11/13/08.....................      7,000    7,446
                                                            --------
            TOTAL U.S. GOVERNMENT
             AGENCIES...........................             139,231
                                                            --------
            U.S. TREASURY BONDS (12.5%)
            7.50%, 11/15/16.....................     34,000   42,039
            6.25%, 8/15/23......................     34,000   37,396
                                                            --------
            TOTAL U.S. TREASURY BONDS...........              79,435
                                                            --------
            U.S. TREASURY NOTES (5.7%)
            6.00%, 8/15/09......................     32,500   36,253
                                                            --------
            TOTAL U.S. TREASURY NOTES...........              36,253
                                                            --------
            INVESTMENT COMPANIES (0.3%)
            AmSouth Prime Money Market Fund.....  1,637,460    1,637
                                                            --------
            TOTAL INVESTMENT
             COMPANIES..........................               1,637
                                                            --------
            TOTAL INVESTMENTS
             (Cost $587,158) (a) -- 98.4%.......             624,432
            Other assets in excess of
             liabilities -- 1.6%................              10,212
                                                            --------
            NET ASSETS -- 100.0%................            $634,644
                                                            ========

                                   Continued

 BOND FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)


--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $37,949
                      Unrealized depreciation....    (675)
                                                  -------
                      Net unrealized appreciation $37,274
                                                  =======

(b)Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
MTN -- Medium Term Note

                      See notes to financial statements.

                                                         LIMITED TERM BOND FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)

                                                   Shares
                                                     or
                                                  Principal
                                                   Amount     Value
                                                  --------- ---------
          CORPORATE BONDS (72.0%)
          Automotive -- Finance (5.6%)
          Ford Motor Credit Co., 6.70%, 7/16/04..  $3,500   $   3,563
          General Motors Acceptance Corp.,
           7.13%, 5/1/03.........................   3,500       3,577
          Toyota Motor Credit Corp.,
           5.65%, 1/15/07........................   3,000       3,188
                                                            ---------
                                                               10,328
                                                            ---------
          Banking (2.9%)
          Firstar Bank, 6.25%, 12/1/02...........   1,500       1,521
          FleetBoston Financial Corp.,
           4.88%, 12/1/06........................   2,000       2,010
          Northern Trust Co., 6.70%, 9/15/05.....   1,725       1,891
                                                            ---------
                                                                5,422
                                                            ---------
          Beverages (1.9%)
          Coca-Cola Co., 6.00%, 7/15/03..........   2,000       2,073
          Coca-Cola Co., 5.25%, 5/15/07..........   1,000       1,049
          Diageo Capital PLC, 6.63%, 6/24/04.....     360         386
                                                            ---------
                                                                3,508
                                                            ---------
          Building Products (1.1%)
          Vulcan Materials Co., 5.75%, 4/1/04....   2,000       2,085
                                                            ---------
          Computer Software (1.7%)
          IBM Corp., 5.95%, 6/2/03, MTN..........   1,000       1,025
          IBM Corp., 5.63%, 4/12/04, MTN.........   1,045       1,087
          IBM Corp., 4.13%, 6/30/05..............   1,000       1,011
                                                            ---------
                                                                3,123
                                                            ---------
          Consumer Goods (2.9%)
          Procter & Gamble Co., 5.25%, 9/15/03...   2,000       2,059
          Unilever Capital Corp., 6.88%, 11/1/05.   3,000       3,298
                                                            ---------
                                                                5,357
                                                            ---------
          Cosmetics/Personal Care (1.1%)
          Colgate-Palmolive Co., 5.34%, 3/27/06..   2,000       2,093
                                                            ---------
          Data Processing/Management (1.7%)
          First Data Corp., 4.70%, 11/1/06.......   3,000       3,079
                                                            ---------
          Electronic Components/Instruments (1.2%)
          Emerson Electric Co., 7.88%, 6/1/05....   2,000       2,227
                                                            ---------
          Entertainment (0.6%)
          Walt Disney Co., 5.13%, 12/15/03, MTN..   1,000       1,024
                                                            ---------
          Farm Equipment (1.1%)
          John Deere Capital Corp., 5.90%, 4/8/03   2,000       2,050
                                                            ---------
          Financial Services (12.9%)
          American Express Credit Corp.,
           4.25%, 2/7/05, MTN....................   2,000       2,055
          Bear Stearns & Co., Inc., 6.13%, 2/1/03   3,500       3,564
          General Electric Capital Corp.,
           5.00%, 2/15/07, MTN...................   3,700       3,784
          Household Netherlands, 6.20%, 12/1/03..   2,500       2,594
          Merrill Lynch & Co., 6.00%, 11/15/04...   4,000       4,243
          Morgan Stanley Group, Inc.,
           6.10%, 4/15/06........................   3,500       3,684

                                   Continued

                                                         LIMITED TERM BOND FUND
                                              Schedule of Portfolio Investments

                                                                  July 31, 2002
                                          (amounts in thousands, except shares)

                                                     Shares
                                                       or
                                                    Principal
                                                     Amount    Value
                                                    --------- --------
         CORPORATE BONDS, continued
         Financial Services, continued
         Norwest Financial Inc., 6.70%, 9/22/04....  $3,000   $  3,236
         Salomon Smith Barney Holdings,
          6.63%, 11/15/03..........................     650        684
                                                              --------
                                                                23,844
                                                              --------
         Food Products & Services (2.4%)
         Campbell Soup Co., 6.15%, 12/1/02.........   1,000      1,011
         Hershey Foods Corp., 6.70%, 10/1/05.......   1,710      1,864
         Sysco Corp., 4.75%, 7/30/05...............   1,500      1,568
                                                              --------
                                                                 4,443
                                                              --------
         Industrial Goods & Services (3.1%)
         3M Co., 4.15%, 6/30/05, MTN...............     500        516
         Archer Daniels Midland, 6.25%, 5/15/03....   2,100      2,160
         E. I. Dupont de Nemours & Co.,
          6.50%, 9/1/02............................   3,000      3,011
                                                              --------
                                                                 5,687
                                                              --------
         Insurance (4.0%)
         AIG SunAmerica Institutional Funding Ltd.,
          5.20%, 5/10/04 (b).......................   2,000      2,085
         American General Finance,
          5.75%, 11/1/03...........................   2,000      2,078
         Marsh & McLennan Cos., Inc.,
          6.63%, 6/15/04...........................     750        805
         St. Paul Cos., Inc., 5.75%, 3/15/07.......   2,500      2,508
                                                              --------
                                                                 7,476
                                                              --------
         Newspapers (1.2%)
         New York Times, 7.63%, 3/15/05............   2,000      2,208
                                                              --------
         Oil & Gas Exploration, Production, & Services (4.6%)
         Amoco Co., 6.25%, 10/15/04................   3,200      3,428
         Chevron Corp., 6.63%, 10/1/04.............   2,000      2,156
         Imperial Oil, Ltd., 8.75%, 10/15/19.......     589        610
         Phillips Petroleum Co., 8.50%, 5/25/05....   2,000      2,252
                                                              --------
                                                                 8,446
                                                              --------
         Pharmaceuticals (4.8%)
         Abbott Laboratories, 5.63%, 7/1/06........   2,000      2,108
         Bristol-Myers Squibb Co., 4.75%, 10/1/06..   1,650      1,660
         Eli Lilly & Co., 5.50%, 7/15/06...........   2,000      2,095
         Merck & Co., Inc., 4.13%, 1/18/05.........   1,150      1,185
         Warner-Lambert Co., 5.75%, 1/15/03........   1,850      1,875
                                                              --------
                                                                 8,923
                                                              --------
         Printing (0.5%)
         R.R. Donnelley & Sons, 5.00%, 11/15/06....   1,000        999
                                                              --------
         Restaurants (1.1%)
         McDonald's Corp., 5.38%, 4/30/07, MTN.....   2,000      2,124
                                                              --------
         Retail (8.1%)
         Dayton Hudson Co., 6.40%, 2/15/03.........   2,500      2,556
         May Department Stores Co.,
          7.15%, 8/15/04...........................   1,750      1,892
         Sears Credit Account Master Trust,
          6.75%, 9/16/09...........................   5,000      5,472

                                   Continued

                                                   Shares
                                                     or
                                                  Principal
                                                   Amount     Value
                                                  --------- ---------
           CORPORATE BONDS, continued
           Retail, continued
           Sears Roebuck Acceptance Corp.,
            6.56%, 11/20/03......................  $   850  $     887
           Sears, Roebuck and Co., 6.00%, 3/20/03    1,000      1,022
           Target Corp., 7.50%, 2/15/05..........    1,000      1,106
           Wal-Mart Stores, Inc., 5.45%, 8/1/06..    2,000      2,131
                                                            ---------
                                                               15,066
                                                            ---------
           Tools (0.6%)
           Stanley Works, 7.38%, 12/15/02........      500        509
           Stanley Works, 5.75%, 3/1/04..........      500        519
                                                            ---------
                                                                1,028
                                                            ---------
           Utilities -- Electric & Gas (6.9%)
           Alabama Power Corp., 5.35%, 11/15/03..    3,750      3,862
           Baltimore Gas & Electric Co.,
            6.50%, 2/15/03.......................    2,500      2,553
           Cincinnati Gas & Electric Co.,
            6.45%, 2/15/04.......................    1,300      1,355
           SCANA Corp., Series B, 6.25%, 7/8/03,
            MTN..................................    2,000      2,064
           Smith Enron, 5.97%, 12/15/06..........      866        895
           Tampa Electric Co., 7.38%, 9/1/02.....    2,000      2,005
                                                            ---------
                                                               12,734
                                                            ---------
           TOTAL CORPORATE BONDS.................             133,274
                                                            ---------
           U.S. GOVERNMENT AGENCIES (10.7%)
           Fannie Mae (3.0%)
           7.00%, 7/15/05........................    5,000      5,548
                                                            ---------
           Freddie Mac (4.6%)
           6.88%, 1/15/05........................    5,000      5,487
           4.50%, 4/15/05........................    3,000      3,040
                                                            ---------
                                                                8,527
                                                            ---------
           Government National Mortgage Assoc. (2.0%)
           7.50%, 4/15/09 - 8/15/11..............    1,184      1,270
           8.00%, 12/15/07 - 4/15/10.............    1,815      1,948
           8.50%, 9/15/09 - 12/15/09.............      445        485
                                                            ---------
                                                                3,703
                                                            ---------
           Tennessee Valley Authority (1.1%)
           6.00%, 9/24/02........................    2,000      2,010
                                                            ---------
           TOTAL U.S. GOVERNMENT
            AGENCIES.............................              19,788
                                                            ---------
           U.S. TREASURY NOTES (8.9%)
           6.88%, 5/15/06........................   14,500     16,420
                                                            ---------
           TOTAL U.S. TREASURY NOTES.............              16,420
                                                            ---------
           U.S. TREASURY BILLS* (5.4%)
           1.68%, 9/19/02........................   10,000      9,979
                                                            ---------
           TOTAL U.S. TREASURY BILLS.............               9,979
                                                            ---------

                                   Continued

 LIMITED TERM BOND FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)


                                               Shares or
                                               Principal
                                                Amount     Value
                                               --------- --------
            INVESTMENT COMPANIES (1.2%)
            AmSouth Prime Money Market Fund... 2,203,413 $  2,203
            AmSouth U.S. Treasury Money Market
             Fund.............................       105       --**
                                                         --------
            TOTAL INVESTMENT
             COMPANIES........................              2,203
                                                         --------
            TOTAL INVESTMENTS
             (Cost $174,544) (a) -- 98.2%.....            181,664
            Other assets in excess of
             liabilities -- 1.8%..............              3,275
                                                         --------
            NET ASSETS -- 100.0%..............           $184,939
                                                         ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                      Unrealized appreciation...... $7,152
                      Unrealized depreciation......    (32)
                                                    ------
                      Net unrealized appreciation.. $7,120
                                                    ======

(b)Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
MTN -- Medium Term Note
PLC -- Public Limited Company
*  Rate disclosed represents yield effective at purchase.
** Due to rounding, figure is below thousand-dollar threshold.

                      See notes to financial statements.

                                                         GOVERNMENT INCOME FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)

                                                  Shares or
                                                  Principal
                                                   Amount    Value
                                                  --------- --------
           U.S. GOVERNMENT AGENCIES (80.5%)
           Fannie Mae (10.0%)
           5.75%, 4/15/03........................ $   2,000 $  2,055
           5.65%, 3/21/06, Callable 3/21/03 @ 100     5,000    5,119
           6.94%, 9/5/07, Callable 9/5/02 @100...     2,000    2,008
           6.27%, 2/5/08, Callable 2/5/03 @ 100,
            MTN..................................     5,000    5,094
           6.00%, 5/15/08........................     7,000    7,617
           7.50%, 4/1/15 - 6/1/15................     3,461    3,687
           8.00%, 7/1/15.........................     1,806    1,935
                                                            --------
                                                              27,515
                                                            --------
           Federal Farm Credit Bank (7.6%)
           5.07%, 12/15/03.......................     8,000    8,300
           3.20%, 11/29/04, Callable 10/29/02 @
            100..................................     5,000    5,020
           5.70%, 9/3/08.........................     7,000    7,501
                                                            --------
                                                              20,821
                                                            --------
           Federal Government Loan Mortgage
            Corporation (0.9%)
           6.50%, 5/1/31.........................     2,515    2,592
                                                            --------
           Federal Home Loan Bank (11.9%)
           5.35%, 12/1/03........................     3,000    3,123
           6.34%, 6/29/04........................     2,250    2,410
           7.25%, 5/13/05........................    10,000   11,153
           5.80%, 9/2/08.........................    10,000   10,785
           5.89%, 3/30/09........................     5,000    5,412
                                                            --------
                                                              32,883
                                                            --------
           Freddie Mac (11.7%)
           5.00%, 1/15/04........................    10,000   10,413
           5.50%, 8/1/08.........................     2,838    2,912
           6.00%, 5/1/16 - 8/1/18................    13,079   13,464
           6.25%, 3/5/12, Callable 3/5/07 @ 100..     2,000    2,093
           7.00%, 6/1/31.........................     3,216    3,348
                                                            --------
                                                              32,230
                                                            --------
           Government National Mortgage Assoc. (28.8%)
           5.50%, 2/15/14 - 2/20/32..............     9,910    9,966
           6.00%, 5/15/16 - 6/15/31..............    15,206   15,646
           6.50%, 7/15/14 - 5/15/31..............    11,489   11,979
           6.75%, 4/15/26........................     2,451    2,553
           7.00%, 12/15/26 - 12/15/30............    12,737   13,320
           7.50%, 9/20/15 - 8/20/30..............    17,237   18,304
           8.00%, 7/15/26 - 6/20/30..............     6,524    6,947
           8.50%, 12/15/19 - 2/15/23.............        89       97
           9.00%, 6/15/18 - 9/15/22..............       303      332
           9.50%, 5/15/18 - 8/15/21..............       262      295
                                                            --------
                                                              79,439
                                                            --------
           Private Export Funding (5.2%)
           6.31%, 9/30/04, Series C..............     2,000    2,155
           5.53%, 4/30/06........................     2,500    2,672
           6.49%, 7/15/07, Series B..............     2,000    2,220
           5.75%, 1/15/08........................     3,800    4,090
           5.87%, 7/31/08, Series D..............     3,000    3,240
                                                            --------
                                                              14,377
                                                            --------

                                   Continued

 GOVERNMENT INCOME FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)



                                                 Shares or
                                                 Principal
                                                  Amount     Value
                                                 ---------- --------
           U.S. GOVERNMENT AGENCIES, continued
           Tennessee Valley Authority (4.4%)
           5.38%, 11/13/08...................... $    1,500 $  1,596
           5.63%, 1/18/11, Series A.............      5,000    5,212
           6.75%, 11/1/25.......................      5,000    5,437
                                                            --------
                                                              12,245
                                                            --------
           TOTAL U.S. GOVERNMENT
            AGENCIES............................             222,102
                                                            --------
           U.S. TREASURY BONDS (9.9%)
           7.50%, 11/15/16......................      7,900    9,768
           7.25%, 8/15/22.......................      7,000    8,558
           7.63%, 11/15/22......................      7,000    8,894
                                                            --------
           TOTAL U.S.TRESURY BONDS..............              27,220
                                                            --------
           U.S. TREASURY NOTES (7.4%)
           5.75%, 8/15/03 - 8/15/10.............     19,000   20,314
                                                            --------
           TOTAL U.S. TREASURY NOTES............              20,314
                                                            --------
           INVESTMENT COMPANIES (1.1%)
           AIM Treasury Money Market Fund.......  1,816,585    1,817
           AmSouth Treasury Reserve Money Market
            Fund................................  1,116,514    1,117
                                                            --------
           TOTAL INVESTMENT
            COMPANIES...........................               2,934
                                                            --------
           TOTAL INVESTMENTS
            (Cost $254,509) (a) -- 98.9%........             272,570
           Other assets in excess of
            liabilities -- 1.1%.................               2,983
                                                            --------
           NET ASSETS -- 100.0%.................            $275,553
                                                            ========

--------
(a)Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $18,092
                      Unrealized depreciation....     (31)
                                                  -------
                      Net unrealized appreciation $18,061
                                                  =======

MTN -- Medium Term Note

                      See notes to financial statements.

                                              LIMITED TERM U.S. GOVERNMENT FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                Shares or
                                                Principal
                                                 Amount    Value
                                                --------- -------
              U.S. GOVERNMENT AGENCIES (63.2%)
              Fannie Mae (8.0%)
              5.98%, 11/12/02.................. $    500  $   506
              5.63%, 5/14/04...................      500      529
              5.75%, 6/15/05...................      250      269
              4.50%, 12/13/05..................    1,000    1,020
              6.44%, 8/14/07...................      500      554
              6.65%, 11/14/07..................      500      506
                                                          -------
                                                            3,384
                                                          -------
              Federal Farm Credit Bank (8.0%)
              5.76%, 7/7/03....................      750      777
              5.07%, 12/15/03..................    1,000    1,039
              3.88%, 12/15/04..................    1,000    1,025
              5.75%, 9/1/05, MTN...............      500      536
                                                          -------
                                                            3,377
                                                          -------
              Federal Home Loan Bank (9.7%)
              3.38%, 5/14/04...................      800      814
              6.34%, 6/29/04...................      750      803
              4.13%, 11/15/04..................    1,000    1,033
              5.50%, 8/15/08...................      375      398
              5.82%, 3/30/09...................    1,000    1,078
                                                          -------
                                                            4,126
                                                          -------
              Freddie Mac (9.5%)
              6.16%, 9/25/02...................      500      503
              3.25%, 12/15/03..................    1,500    1,523
              5.00%, 1/15/04...................    1,000    1,041
              5.50%, 8/1/08....................      946      971
                                                          -------
                                                            4,038
                                                          -------
              Government National Mortgage Assoc. (7.7%)
              5.50%, 3/15/16 - 8/20/16.........    1,841    1,877
              7.00%, 8/15/11 - 9/15/11.........      575      615
              7.50%, 5/15/10 - 10/15/11........      707      756
              9.00%, 2/15/03...................       10       10
                                                          -------
                                                            3,258
                                                          -------
              Private Export Funding (6.3%)
              6.45%, 9/30/04...................    1,000    1,080
              5.53%, 4/30/06...................    1,000    1,069
              5.75%, 1/15/08...................      500      538
                                                          -------
                                                            2,687
                                                          -------
              Sallie Mae (8.2%)
              3.38%, 7/15/04...................    1,000    1,016
              5.25%, 3/15/06...................    2,300    2,438
                                                          -------
                                                            3,454
                                                          -------
              Tennessee Valley Authority (5.8%)
              6.00%, 9/24/02...................    1,000    1,006
              5.38%, 11/13/08..................    1,350    1,436
                                                          -------
                                                            2,442
                                                          -------
              TOTAL U.S. GOVERNMENT
               AGENCIES........................            26,766
                                                          -------

                                   Continued

 Limited Term U.S. Government FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)


                                                  Shares or
                                                  Principal
                                                   Amount     Value
                                                  ---------- -------
            U.S. TREASURY NOTES (30.9%)
            5.75%, 10/31/02...................... $    1,000 $ 1,010
            5.63%, 12/31/02 - 2/15/06............      3,000   3,192
            4.25%, 3/31/03.......................      1,000   1,018
            4.00%, 4/30/03.......................      1,000   1,018
            2.75%, 10/31/03......................      2,000   2,025
            7.50%, 2/15/05.......................      2,000   2,244
            3.50%, 11/15/06......................      1,000   1,007
            4.38%, 5/15/07.......................      1,500   1,560
                                                             -------
            TOTAL U.S. TREASURY NOTES............             13,074
                                                             -------
            INVESTMENT COMPANIES (4.7%)
            AIM Treasury Money Market Fund.......    960,704     961
            AmSouth Treasury Reserve Money Market
             Fund................................  1,027,376   1,027
                                                             -------
            TOTAL INVESTMENT
             COMPANIES...........................              1,988
                                                             -------
            TOTAL INVESTMENTS
              (Cost $40,507) (a) -- 98.8%........             41,828
            Other assets in excess of
             liabilities -- 1.2%.................                512
                                                             -------
            NET ASSETS -- 100.0%.................            $42,340
                                                             =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                       Unrealized appreciation.... $1,321
                       Unrealized depreciation....     --
                                                   ------
                       Net unrealized appreciation $1,321
                                                   ======

MTN -- Medium Term Note

                      See notes to financial statements.

                                                            MUNICIPAL BOND FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)

                                                    Shares or
                                                    Principal
                                                     Amount     Value
                                                    --------- ---------
        MUNICIPAL BONDS (100.0%)
        Alabama (44.6%)
        Alabama 21st Century Authority Tobacco
         Settlement Revenue, 5.13%, 12/1/05........  $ 1,000  $   1,048
        Alabama 21st Century Authority Tobacco
         Settlement Revenue, 5.25%, 12/1/06........    1,000      1,048
        Alabama State Agriculture & Mechanical
         University, Revenue, 4.55%, 11/1/09,
         Callable 5/1/08 @ 102, MBIA...............    2,245      2,390
        Alabama State Agriculture & Mechanical
         University, Revenue, 4.65%, 11/1/10,
         Callable 5/1/08 @ 102, MBIA...............    2,355      2,499
        Alabama State Agriculture & Mechanical
         University, Revenue, 6.50%, 11/1/25
         Callable 11/1/05 @ 102, MBIA..............    2,035      2,346
        Alabama State Corrections Institution,
         Series A, 4.90%, 4/1/03, MBIA.............    3,060      3,130
        Alabama State Judicial Building Authority,
         Judicial Facilties Project, 4.75%, 1/1/05,
         AMBAC.....................................    3,700      3,919
        Alabama State Judicial Building Authority
         Judicial Facilties Project, 4.85%, 1/1/06,
         AMBAC.....................................    3,880      4,166
        Alabama State Public School & College
         Authority, 5.00%, 12/1/05, Callable
         6/1/03 @ 103..............................    3,390      3,586
        Alabama State Public School & College
         Authority, 5.13%, 11/1/14, Callable
         11/1/08 @ 101.5, FSA......................    8,000      8,506
        Alabama State Public School & College
         Authority, Capital Improvement, 4.75%,
         11/1/06, Callable 11/1/05 @ 101...........    5,000      5,304
        Alabama State Public School & College
         Authority, Revenue, Series A, 4.38%,
         8/1/04....................................   10,000     10,452
        Alabama State Water Pollution Control
         Authority, Revolving Fund, Series B,
         5.25%, 8/15/08, Callable 8/15/06 @ 100,
         AMBAC.....................................    1,095      1,177
        Alabama State Water Pollution Control
         Authority, Revolving Fund, Series B,
         5.38%, 8/15/10, Callable 8/15/06 @ 100,
         AMBAC.....................................      860        933
        Alabama State Water Pollution Control
         Authority, Revolving Fund, Series B,
         5.40%, 8/15/11, Callable 8/15/06 @ 100,
         AMBAC.....................................    1,840      1,998
        Alabama State Water Pollution Control
         Authority, Revolving Fund, Series B,
         5.50%, 8/15/16, Callable 8/15/06 @ 100,
         AMBAC.....................................    3,890      4,163
        Alabama State, Series A, GO, 4.60%,
         10/1/05...................................    3,500      3,752
        Alabama State, Series E, GO, 4.00%,
         9/1/08....................................    2,855      2,971

                                   Continued

                                                            MUNICIPAL BOND FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                     Shares or
                                                     Principal
                                                      Amount    Value
                                                     --------- --------
        MUNICIPAL BONDS, continued
        Alabama, continued
        Alabama State, Series E, GO,
         4.00%, 9/1/09..............................  $ 4,210  $  4,342
        Auburn University, University Revenues,
         General Fee, Series A, 5.50%, 6/1/12,
         Callable 6/1/11 @ 100, MBIA................    2,125     2,374
        Auburn University, University Revenues,
         General Fee, 5.25%, 6/1/06, Callable 6/1/03
         @ 102, MBIA................................    1,000     1,050
        Birmingham, GO, 4.90%, 7/1/06...............    1,500     1,626
        Birmingham, Capital Improvements, Series A,
         GO, 4.75%, 10/1/10,
         Callable 4/1/08 @ 102......................    1,340     1,432
        Birmingham, Capital Improvements, Series A,
         GO, 4.85%, 10/1/11,
         Callable 4/1/08 @ 102......................    1,430     1,526
        Birmingham, Capital Improvements, Series B,
         GO, 4.80%, 10/1/08,
         Callable 4/1/07 @ 102......................    1,040     1,126
        Birmingham, Industrial Water Board,
         Industrial Water Supply, 5.30%, 3/1/04,
         Callable 3/1/03 @ 102, ETM.................    1,100     1,161
        Birmingham, Industrial Water Board,
         Industrial Water Supply, 5.40%, 3/1/05,
         Callable 3/1/03 @ 102, ETM.................    1,000     1,080
        Birmingham, Industrial Water Board,
         Industrial Water Supply, 5.50%, 3/1/06,
         Prerefunded 3/1/05 @ 100...................    1,300     1,408
        Birmingham, Industrial Water Board,
         Industrial Water Supply, 6.20%, 7/1/08,
         Prerefunded 1/1/07 @ 100...................    2,720     3,009
        Birmingham, Special Care Facilities Funding
         Authority, Series D, 4.95%, 11/1/14
         Prerefunded 11/1/07 @ 100..................    2,745     3,003
        Clark & Mobile County, Gas District, 5.60%,
         12/1/17, Callable 12/1/06 @ 102, MBIA......    1,045     1,127
        Dothan, GO, 5.05%, 9/1/09, FSA..............      905       993
        Dothan, GO, 5.10%, 9/1/10,
         Callable 9/1/09 @ 101, FSA.................    1,515     1,659
        Florence Water, Series B, 4.70%, 12/1/13,
         Callable 12/1/08 @ 102, FSA................    1,025     1,072
        Florence, Warrants, Series A, GO,
         4.65%, 9/1/03, MBIA........................    1,485     1,536
        Florence, Warrants, Series A, GO,
         4.35%, 12/1/07.............................      390       417
        Florence, Warrants, Series A, GO,
         4.40%, 12/1/08.............................      405       431
        Florence, Warrants, Series A, GO,
         4.50%, 12/1/09.............................      425       452
        Florence, Warrants, Series A, GO,
         4.60%, 12/1/10,
         Callable 12/1/08 @ 102.....................      445       474
        Florence, Warrants, Series B, GO, 4.35%,
         12/1/07, FSA...............................      790       844

                                   Continued

                                                     Shares or
                                                     Principal
                                                      Amount    Value
                                                     --------- --------
         MUNICIPAL BONDS, continued
         Alabama, continued
         Florence, Warrants, Series B, GO, 4.40%,
          12/1/08, FSA..............................  $  825   $    879
         Florence, Warrants, Series B, GO,
          4.50%, 12/1/09, Callable 12/1/08 @ 102,
          FSA.......................................     865        921
         Florence, Warrants, Series B, GO,
          4.60% 12/1/10, Callable 12/1/08 @ 102,
          FSA.......................................     900        958
         Hoover, Warrants, GO, 4.50%, 3/1/13,
          Prerefunded 3/1/03 @ 100..................   5,450      5,467
         Huntsville, Series A, GO, 4.75%, 11/1/18,
          Callable 11/1/08 @ 101....................   1,445      1,457
         Huntsville Electric, 4.60%, 12/1/09,
          Callable 12/1/07 @ 102....................     550        587
         Huntsville Electric, 4.70%, 12/1/10,
          Callable 12/1/07 @ 102....................     660        700
         Huntsville Electric, 4.80%, 12/1/11,
          Callable 12/1/07 @ 102....................     680        721
         Huntsville, Warrants, Series B, GO,
          4.00%, 11/1/05............................   3,120      3,284
         Huntsville, Warrants, Series B, GO,
          4.00% 11/1/06.............................   3,245      3,419
         Huntsville, Warrants, Series B, GO,
          4.10% 11/1/07.............................   3,380      3,565
         Huntsville, Water Treatment Systems,
          Series A, GO, 5.13%, 5/1/20,
          Callable 5/1/12 @ 102, OID................   1,895      1,940
         Jefferson County, GO, 5.30%, 4/1/09,
          Prerefunded 4/1/03 @ 102..................   4,000      4,175
         Jefferson County, Warrants, GO,
          5.10%, 2/15/10, FSA.......................   1,000      1,092
         Madison Water & Wastewater Board, Water
          & Sewer Revenue,
          4.60%, 12/1/11, AMBAC.....................     725        762
         Mobile County, Series A, GO, 5.00%, 2/1/04,
          Callable 2/1/03 @ 102.....................   1,350      1,399
         Mobile County, Warrants, Series A, Limited
          GO, 5.10%, 2/1/05,
          Callable 2/1/03 @ 102.....................   5,000      5,169
         Mobile, Warrants, GO, 6.50%, 2/15/05,
          AMBAC.....................................   1,630      1,798
         Mobile, Warrants, GO, 6.50%, 2/15/06,
          AMBAC.....................................   1,685      1,903
         Mobile, Warrants, GO, 4.85%, 2/15/09.......   2,015      2,107
         Mobile, Water & Sewer Commissioners
          Water & Sewer Revenue,
          5.00%, 1/1/05 FGIC........................   3,250      3,460
         Montgomery County, Warrants, GO, 5.00%,
          11/1/04, Callable 11/1/02 @ 102...........   1,500      1,543
         Montgomery Downtown Redevelopment
          Authority, Lease Revenue,
          5.00%, 10/1/08............................   1,895      2,072

                                   Continued

 Municipal Bond Fund
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)


                                                     Shares or
                                                     Principal
                                                      Amount    Value
                                                     --------- --------
        MUNICIPAL BONDS, continued
        Alabama, continued
        Montgomery Waterworks & Sanitation
         Sewer Board, Water & Sewer Systems
         Revenue 5.25%, 9/1/18,
         Callable 9/1/11 @ 101, AMBAC...............  $ 4,125  $  4,358
        Montgomery, Warrants, Series A, GO,
         5.00%, 5/1/05, Callable 5/1/03 @ 102.......    1,040     1,081
        Montgomery, Warrants, Series A, GO,
         5.00%, 5/1/06, Callable 5/1/03 @ 102.......    1,000     1,037
        Montgomery, Waterworks & Sanitary Sewer
         Board, Series B, 5.70%, 9/1/02.............    1,000     1,003
        Montgomery, Waterworks & Sanitary Sewer
         Board, Series B, 6.25%, 9/1/08,
         Callable 9/1/02 @ 102......................    2,500     2,560
        Montgomery, Waterworks & Sanitary Sewer
         Board, Series B, 6.30%, 9/1/10,
         Callable 9/1/02 @ 102......................    3,565     3,651
        Montgomery, Waterworks & Sanitary Sewer
         Board, Water & Sewer Systems Revenue,
         5.50%, 9/1/08, Callable 9/1/06 @ 101
         AMBAC......................................    3,000     3,322
        Shelby County Board of Education,
         Warrants, Capital Outlay, 4.80%, 2/1/10,
         Callable 2/1/09 @ 101, AMBAC...............    1,005     1,075
        Shelby County, Warrants, Series A,
         5.60% 8/1/02, AMBAC........................    1,990     1,990
        Talladega County, Industrial Development
         Board, Cyprus 1 Project,
         9.75%, 12/1/13.............................      335       337
        University of Alabama General Fee, 4.75%,
         6/1/11, Callable 6/1/07 @ 102, MBIA........    1,500     1,582
        University of Alabama General Fee, 4.60%
         6/1/09, Callable 6/1/07 @ 102, MBIA........    1,200     1,278
        University of Alabama General Fee, 4.70%
         6/1/10, Callable 6/1/07 @ 102, MBIA........    1,300     1,377
        University of South Alabama, University
         Revenues, Tuition, 4.70%, 11/15/08,
         Callable 5/15/06 @ 102, AMBAC..............    2,185     2,334
                                                               --------
                                                                171,893
                                                               --------
        Arizona (1.2%)
        Arizona School Facilities, Board Revenue,
         State School Improvement, 5.50%,
         7/1/10.....................................    3,000     3,377
        Pima County, School District No. 16,
         Catalina Foothills, GO, 5.75%, 7/1/06,
         MBIA.......................................    1,200     1,341
                                                               --------
                                                                  4,718
                                                               --------
        California (1.6%)
        Franklin-McKinley School District,
         Refunding Bond, GO, 6.00%, 7/1/16,
         FSA........................................    1,000     1,185
        San Mateo County Transit District, Sales Tax
         Revenue, Series A, 5.25%, 6/1/16, Callable
         6/1/09 @ 101, FSA..........................    4,765     5,068
                                                               --------
                                                                  6,253
                                                               --------

                                   Continued

                                                     Shares or
                                                     Principal
                                                      Amount    Value
                                                     --------- --------
        MUNICIPAL BONDS, continued
        Colorado (1.7%)
        Central Platte Valley Metropolitan District
         5.20%, 12/1/17, Prerefunded 12/1/09
         @101, OID, ACA.............................  $ 5,940  $  6,681
                                                               --------
        Florida (8.5%)
        Dade County, Series DD, GO, 7.70%,
         10/1/08, AMBAC.............................    1,760     2,196
        Dade County, Series DD, GO, 7.70%,
         10/1/12, AMBAC.............................    1,000     1,305
        Florida State Board of Education, Capital
         Outlay, Series A, GO, 5.00%, 6/1/08........    6,500     7,123
        Jacksonville, Water & Sewer District,
         Revenue, 5.00%, 10/1/20, MBIA..............    9,550    10,400
        Key West Utilities Board, Electric Revenue,
         6.00%, 10/1/13, AMBAC......................    2,450     2,926
        Reedy Creek, Improvement District, Series 1
         5.50%, 10/1/08, Callable 10/1/07 @ 101,
         AMBAC......................................    8,070     9,030
                                                               --------
                                                                 32,980
                                                               --------
        Hawaii (1.1%)
        Hawaii State, GO, 5.50%, 3/1/16,
         Prerefunded 3/1/07 @ 102, FGIC.............    3,625     4,104
                                                               --------
        Illinois (2.7%)
        Chicago Metropolitan Water Reclamation
         District, Greater Chicago Capital
         Improvements, GO, 6.90%, 1/1/07............    7,830     9,097
        Will County Forest Preservation District
         Series B, 0.00%, 12/1/18, FGIC.............    3,000     1,312
                                                               --------
                                                                 10,409
                                                               --------
        Kentucky (0.6%)
        Carrollton & Henderson Public Energy
         Authority, Gas Revenue, Series A,
         5.00%, 1/1/09, FSA.........................    2,000     2,149
                                                               --------
        Louisiana (0.3%)
        Louisiana Local Government Environmental
         Facilities, Community Development
         Authority Revenue, Capital Projects &
         Equipment Acquisition, 5.25%, 12/1/18,
         AMBAC......................................    1,085     1,163
                                                               --------
        Minnesota (0.6%)
        Centennial Independent School District, No.
         12, Series A, GO, 5.60%, 2/1/07, MBIA......    2,175     2,424
                                                               --------
        Mississippi (1.4%)
        Medical Center Educational Building Corp. of
         Mississippi, Revenue, University of
         Mississippi Medical Center Project, 5.90%,
         12/1/23, Prerefunded 12/1/04 @102, MBIA....    2,075     2,311
        Mississippi State, Series B, GO,
         5.90%, 11/15/09............................    1,000     1,154
        Mississippi State, Capital Improvements,
         Series A, GO, 5.20%, 8/1/11,
         Callable 8/1/03 @ 100......................    2,000     2,074
                                                               --------
                                                                  5,539
                                                               --------

                                   Continued

                                                            MUNICIPAL BOND FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                      Shares or
                                                      Principal
                                                       Amount    Value
                                                      --------- --------
       MUNICIPAL BONDS, continued
       Missouri (0.1%)
       Missouri State, Water Pollution, Series B, GO,
        5.00%, 8/1/07, Callable 8/1/03 @ 102.........  $   390  $    411
                                                                --------
       Ohio (2.8%)
       Ohio State Higher Education, Series A, GO,
        5.20%, 2/1/10................................    9,700    10,669
                                                                --------
       Oklahoma (0.4%)
       Moore, GO, 5.75%, 4/1/12, MBIA................    1,530     1,733
                                                                --------
       Oregon (2.1%)
       Salem, GO, 4.45%, 12/1/10,
        Callable 6/1/09 @ 100, FSA...................    2,365     2,486
       Washington County Criminal Justice
        Facilities, GO, 5.00%, 12/1/09,
        Callable 12/1/07 @ 100.......................    5,285     5,652
                                                                --------
                                                                   8,138
                                                                --------
       Pennsylvania (0.4%)
       Bethlehem Area School District, GO, 6.00%,
        3/1/16, Prerefunded 3/1/06 @ 100, State
        Aid Withholding, MBIA........................    1,500     1,679
                                                                --------
       Rhode Island (1.2%)
       Rhode Island Port Authority & Economic
        Development Corp., Revenue, Shepard
        Building Project, Series B, 6.75%, 6/1/25
        Prerefunded 6/1/04 @ 102, AMBAC..............    1,000     1,110
       Rhode Island State, Series A, GO, 5.75%,
        9/1/13, Callable 9/1/09 @ 101, FGIC..........    3,065     3,433
                                                                --------
                                                                   4,543
                                                                --------
       South Carolina (2.6%)
       Beaufort County School District, Series B,
        GO, 4.10%, 2/1/09, Callable 2/1/07 @ 101,
        SCSDE........................................    5,525     5,699
       Beaufort County School District, Series B, GO,
        4.90%, 3/1/09, Callable 3/1/05 @ 101.........    4,125     4,359
                                                                --------
                                                                  10,058
                                                                --------
       Tennessee (3.1%)
       Jackson, Improvements, 5.00%, 3/1/10,
        Prerefunded 3/1/05 @ 102.....................    2,000     2,141
       Metropolitan Government, Nashville &
        Davidson County, Industrial Development
        Board, Revenue, Multi-Family Housing,
        Arbor, Series B, 7.50%, 11/15/10
        Prerefunded 5/15/10 @ 100....................    1,000     1,259
       Metropolitan Government, Nashville &
        Davidson County, Industrial Development
        Board, Revenue, Multi-Family Housing,
        Arbor, Series C, 7.50%, 11/15/12,
        Prerefunded 5/15/12 @ 100....................    1,000     1,294
       Tennessee State, Series B, GO, 5.00%, 5/1/15,
        Callable 5/1/08 @ 100........................    1,500     1,561
       Tennessee State, Series B, GO, 4.60%, 5/1/07,
        Callable 5/1/06 @ 100........................    5,495     5,825
                                                                --------
                                                                  12,080
                                                                --------

                                   Continued

                                                      Shares or
                                                      Principal
                                                       Amount    Value
                                                      --------- --------
        MUNICIPAL BONDS, continued
        Texas (10.1%)
        Cypress-Fairbanks Independent School
         District, Series A, GO, 6.13%, 8/1/10,
         Prerefunded 8/1/03 @ 100, PSF-GTD...........  $ 2,830  $  2,961
        Dallas County, Series A, GO,
         5.25%, 8/15/09..............................    3,000     3,318
        El Paso, Limited GO, 6.10%, 8/15/03,
         FGIC........................................      855       857
        El Paso, Limited GO, 6.10%, 8/15/03,
         FGIC........................................      145       145
        Harris County, Housing Financial Corp.,
         Multi-Family Housing Revenue, Brenton
         Mill Partners, 7.00%, 3/1/07, Prerefunded
         2/15/07 @ 100...............................    1,000     1,177
        Katy Independent School District, Series A,
         GO, 4.50%, 2/15/20, Callable 2/15/08 @
         100, PSF-GTD................................    3,600     3,413
        Lubbock Health Facilities Development
         Corp., Hospital Revenue, Methodist
         Hospital, Series B, 6.75%, 12/1/10,
         AMBAC.......................................    1,000     1,221
        Mesquite Independent School District, Series
         A, GO, 4.70%, 8/15/08,
         Callable 8/15/07 @ 100......................    4,000     4,244
        Richardson Independent School District,
         Series C, 4.75%, 2/15/22, Callable 2/15/08
         @ 100 PSF-GTD...............................    1,000       958
        San Antonio, Series A, GO, 4.75%, 2/1/19,
         Callable 2/1/09 @ 100.......................    1,590     1,584
        Texas State, Public Finance Authority, Series
         A, GO, 5.25%, 10/1/08.......................    7,965     8,826
        University of Texas, 4.60%, 7/1/08,
         Callable 7/1/06 @ 100.......................    3,575     3,744
        University of Texas, Series B, 4.25%,
         8/15/09, Callable 8/15/07 @ 100.............    5,455     5,635
        Whitehouse Independent School District,
         GO, 4.80%, 2/15/12,
         Callable 2/15/08 @ 100......................    1,000     1,039
                                                                --------
                                                                  39,122
                                                                --------
        Utah (5.3%)
        Davis County, School District, GO, 4.38%,
         6/1/08, School Board Guaranty...............    4,805     5,091
        Jordan School District, GO, 4.80%, 6/15/08,
         Callable 6/15/07 @ 100......................    3,810     4,075
        Utah State, Series F, GO, 5.00%, 7/1/09......    5,200     5,716
        Utah State, Series F, GO, 5.50%, 7/1/07
         Callable 7/1/07 @ 100.......................    5,000     5,600
                                                                --------
                                                                  20,482
                                                                --------
        Virginia (3.0%)
        Virginia College Building Authority,
         Series A, 5.00%, 9/1/12, Callable
         9/1/07 @ 101................................    2,000     2,157
        Virginia State, GO, 5.00%, 6/1/08, Callable
         6/1/07 @ 100................................    5,000     5,412

                                   Continued

 MUNICIPAL BOND FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)


                                                    Shares or
                                                    Principal
                                                     Amount     Value
                                                    --------- --------
        MUNICIPAL BONDS, continued
        Virginia, continued
        Virginia State, Public School Authority,
         Series S, 5.25%, 8/1/09...................  $ 3,500  $  3,895
                                                              --------
                                                                11,464
                                                              --------
        Washington (3.6%)
        King County Public Hospital District No.
         002, GO, 5.25%, 12/1/13, MBIA.............    1,095     1,171
        Washington State, GO, 5.75%, 9/1/08........    6,500     7,370
        Washington State, Series 2-A, GO, 5.00%,
         7/1/10, FSA...............................    5,000     5,433
                                                              --------
                                                                13,974
                                                              --------
        West Virginia (0.3%)
        Raleigh Fayette & Nicholas Counties, 6.20%,
         8/1/04....................................    1,000     1,088
                                                              --------
        Wisconsin (0.7%)
        Wisconsin State Health & Educational
         Facilities Authority, Revenue, Wheaton
         Franciscan Services, Inc., 6.10%, 8/15/09,
         MBIA......................................    2,420     2,769
                                                              --------
        TOTAL MUNICIPAL BONDS......................            386,523
                                                              --------
        INVESTMENT COMPANIES (0.0%)
        AmSouth Tax-Exempt Money Market
         Fund......................................   18,302        18
        Goldman Sachs Tax-Free Money Market
         Fund......................................   26,289        26
                                                              --------
        TOTAL INVESTMENT COMPANIES.................                 44
                                                              --------
        TOTAL INVESTMENTS
         (Cost $363,182) (a) -- 100.0%.............            386,567
        Liabilities in excess of other
         assets -- 0.0%............................                (44)
                                                              --------
        NET ASSETS -- 100.0%.......................           $386,523
                                                              ========

--------
(a)Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $23,394
                      Unrealized depreciation....      (9)
                                                  -------
                      Net unrealized appreciation $23,385
                                                  =======

ACA -- ACA Certificate of Bond Insurance
AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
OID -- Original Issue Discount
PSF-GTD -- Permanent School Fund Guarantee
SCSDE -- South Carolina School District Enhancement

                      See notes to financial statements.

                                                        FLORIDA TAX-EXEMPT FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                     Shares or
                                                     Principal
                                                      Amount    Value
                                                     --------- --------
        MUNICIPAL BONDS (95.1%)
        Florida (95.1%)
        Altamonte Springs, Health Facilities
         Authority, Hospital Revenue, ETM,
         5.60%, 10/1/10............................. $    545  $    622
        Broward County Gas Tax Revenue,
         5.25%, 9/1/09..............................      500       557
        Broward County School District, GO,
         5.60%, 2/15/07, Callable 2/15/03 @ 102.....    1,500     1,563
        Broward County, Series B, GO,
         5.00%, 1/1/10..............................    1,000     1,091
        Broward County, Series B, GO,
         5.00%, 1/1/09..............................      800       874
        Clearwater Utility Revenue, ETM,
         6.10%, 12/1/07.............................      700       812
        Dade County Aviation Authority, Series 1994
         B, 6.25%, 10/1/04, AMBAC...................    1,000     1,091
        Dade County School Board, Certificates of
         Participation, Series C, 5.25%, 8/1/06,
         FSA........................................      750       827
        Dade County School District, GO,
         6.00%, 7/15/06.............................    1,000     1,129
        Dade County School District, GO,
         5.00%, 2/15/14, Callable 2/15/07 @ 101,
         MBIA.......................................    1,000     1,046
        Escambia County Utility Authority, Utility
         System Revenue, 5.00%, 1/1/08, FGIC........    1,000     1,090
        Florida Housing Finance Agency, Homeowner
         Mortgages, Series 1995 A-1, 5.65%, 1/1/09,
         Callable 1/1/06 @ 102......................      610       655
        Florida State Board of Education, Lottery
         Revenue, Series B, 5.25%, 7/1/09,
         Callable 7/1/08 @ 101, FGIC................    1,000     1,105
        Florida State Board of Education, Series A,
         GO, 5.00%, 1/1/15,
         Callable 1/1/08 @ 101......................    1,000     1,045
        Florida State Board of Education, Series B,
         GO, 5.38%, 6/1/08,
         Callable 6/1/07 @ 101......................    2,000     2,212
        Florida State Department Environmental
         Protection Preservation, Revenue, Florida
         Forever, Series B, 5.00%, 7/1/10, MBIA.....    2,000     2,189
        Florida State Department of Transportation,
         Right of Way, Series B, GO, 5.50%, 7/1/08,
         Callable 7/1/07 @ 101......................    3,310     3,687
        Florida State Division of Bond Finance,
         Department of General Services,
         Preservation 2000, Series A,
         5.50%, 7/1/08, FSA.........................    1,000     1,124
        Florida State Division of Bond Finance,
         Department of General Services,
         Preservation 2000, Series A, 5.70%, 7/1/09,
         Callable 7/1/05 @ 101, AMBAC...............    1,000     1,108

                                   Continued

                                                        FLORIDA TAX-EXEMPT FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                      Shares or
                                                      Principal
                                                       Amount    Value
                                                      --------- --------
        MUNICIPAL BONDS, continued
        Florida, continued
        Florida State Division of Bond Finance,
         Department of General Services,
         Preservation 2000, Series A, 5.00%, 7/1/12,
         Callable 7/1/07 @ 101, AMBAC................  $ 2,000  $  2,116
        Florida State Division of Bond Finance,
         Department of General Services, Series B,
         5.50%, 7/1/05, AMBAC........................    2,000     2,183
        Florida State Turnpike Authority, Turnpike
         Revenue, Department of Transportation,
         Series A, 5.50%, 7/1/11,
         Callable 7/1/05 @ 101, FGIC.................    1,000     1,086
        Florida State, Senior Lien, Jacksonville
         Transportation, GO, 5.25%, 7/1/15,
         Callable 7/1/07 @ 101.......................    1,000     1,055
        Florida Water Pollution Control Revenue,
         5.50%, 1/15/14..............................    1,000     1,116
        Ft. Lauderdale Park Improvement Project,
         GO, 5.50%, 7/1/17,
         Callable 1/1/04 @ 101.......................    1,250     1,283
        Hillsborough County, Capital Improvement,
         County Center Project, Series B, 5.00%,
         7/1/13, Callable 7/1/06 @ 102, MBIA.........    1,000     1,052
        Jacksonville Electric Authority, St. John's
         River Issue 2, Series 16, 5.00%, 10/1/10,
         Callable 10/1/03 @ 101......................    1,000     1,048
        Jacksonville, Sales Tax Revenue,
         5.00%, 10/1/09, AMBAC.......................    1,000     1,101
        Key West Utilities Board, Electric Revenue,
         6.00%, 10/1/13, AMBAC.......................    1,500     1,791
        Lee County Florida Transportation Facilities,
         Revenue, Series A, 5.50%, 10/1/11,
         AMBAC.......................................    1,500     1,706
        Manatee County School Board, Certificates of
         Participation, 5.75%, 7/1/09,
         Callable 7/1/06 @ 102, MBIA.................      500       569
        Miami Beach Florida Water & Sewer
         Revenue, 5.38%, 9/1/08,
         Callable 9/7/01 @ 101, OID, FSA.............    1,000     1,099
        Miami-Dade County Educational Facilities
         Authority Revenue, Series A, 5.75%,
         4/1/13, Callable 4/1/10 @ 101, AMBAC........    1,060     1,198
        Okeechobee Utility Authority, Utility System
         Revenue, 5.25%, 10/1/14,
         Callable 10/1/09 @ 101, FSA.................    1,675     1,813
        Orange County, Sales Tax Revenue, 4.80%,
         1/1/17, Callable 1/1/07 @ 101, FGIC.........    1,000     1,015
        Orange County, Tourist Development, Tax
         Revenue, 5.00%, 10/1/08, AMBAC..............    1,500     1,653
        Orlando Utilities Commission, Water &
         Electric Revenue, Series B, 5.10%, 10/1/11,
         Callable 10/1/06 @ 100......................    1,500     1,604
        Palm Beach County, Criminal Justice
         Facilities, 5.38%, 6/1/10, FGIC.............    1,000     1,119

                                   Continued


                                                    Shares or
                                                    Principal
                                                     Amount     Value
                                                    ---------- --------
        MUNICIPAL BONDS, continued
        Florida, continued
        Pasco County, Water & Sewer Revenue,
         Series A, 5.50%, 10/1/03,
         Callable 10/1/02 @ 102, FGIC.............. $    1,000 $  1,027
        Port of Palm Beach, 6.25%, 9/1/08, Callable
         9/1/02 @ 102, MBIA........................      1,000    1,024
        Reedy Creek Improvement District, Series
         A, GO, 5.60%, 6/1/10, Callable 6/1/05 @
         100, MBIA.................................      1,000    1,094
        St. Johns River Management District, Land
         Acquisition, 5.10%, 7/1/09,
         Callable 7/1/05 @ 100, FSA................      1,000    1,061
        Tallahassee Consolidated Utility System,
         Revenue, 5.80%, 10/1/08,
         Callable 10/1/03 @ 102....................      1,000    1,070
        Tampa Sports Authority, Local Option Sales
         Tax Revenue, Stadium Project,
         6.00%, 1/1/06, MBIA.......................      1,550    1,727
        Tampa-Hillsborough County, Expressway,
         5.00%, 7/1/10, Callable 7/1/07 @ 101......      1,000    1,070
        Volusia County Sales Tax Revenue, 5.00%,
         10/1/13, Callable 10/1/08 @ 101,
         MBIA......................................      1,000    1,065
                                                               --------
        TOTAL MUNICIPAL BONDS......................              58,572
                                                               --------
        INVESTMENT COMPANIES (3.9%)
        AmSouth Tax-Exempt Money Market
         Fund......................................    106,389      106
        Dreyfus Florida Money Market Fund..........  2,268,429    2,269
                                                               --------
        TOTAL INVESTMENT
         COMPANIES.................................               2,375
                                                               --------
        TOTAL INVESTMENTS
          (Cost $57,728) (a) -- 99.0%..............              60,947
        Other assets in excess of
         liabilities -- 1.0%.......................                 603
                                                               --------
        NET ASSETS -- 100.0%.......................            $ 61,550
                                                               ========

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                      Unrealized appreciation.... $  3,219
                      Unrealized depreciation....       --
                                                  --------
                      Net unrealized appreciation $  3,219
                                                  ========

AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
OID -- Original Issue Discount

                      See notes to financial statements.

 TENNESSEE TAX-EXEMPT FUND
 Schedule of Portfolio Investments

July 31, 2002
(amounts in thousands, except shares)


                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                   ---------- -------
          MUNICIPAL BONDS (91.7%)
          Tennessee (91.7%)
          Anderson County, GO, 5.00%, 4/1/09,
           FSA.................................... $    1,055 $ 1,149
          Chattanooga, Series A, GO,
           5.00%, 11/1/06.........................      1,000   1,095
          Clarksville, Water Sewer & Gas Revenue,
           5.15%, 2/1/14, FSA.....................      1,570   1,712
          Dickson County, Public Improvements &
           Schools, GO, 5.25%, 4/1/16, Callable
           4/1/10 @ 100, OID, FSA.................      1,000   1,063
          Franklin Special School District, GO,
           5.00%, 6/1/10..........................      1,020   1,109
          Hamilton County, GO, 5.00%, 11/1/11,
           Callable 11/1/08 @ 101.................      1,000   1,076
          Jackson, Hospital Revenue, Refunding and
           Improvement, 6.00%, 4/1/05, AMBAC......      1,000   1,096
          Johnson City Health & Educational
           Facilities Board, Hospital Revenue,
           Refunded-1st MTG-MTN, States Health-
           A, 6.50%, 7/1/14, MBIA.................      1,000   1,204
          Johnson City, GO, 4.70%, 6/1/12, OID,
           FGIC...................................      1,000   1,065
          Knox County, GO, 6.50%, 4/1/04, Callable
           4/1/03 @ 102...........................      1,500   1,577
          Knox County, GO, 5.50%, 4/1/11..........      2,000   2,246
          Knox County, GO, 5.00%, 2/1/12, Callable
           2/1/04 @ 101, OID......................      2,000   2,117
          Knoxville, Water Revenue, 5.00%, 3/1/13,
           Callable 3/1/10 @ 100, MBIA............      1,000   1,062
          Marion County, GO, 5.00%, 4/1/11,
           AMBAC..................................      1,000   1,087
          Memphis, General Improvements, GO,
           5.00%, 11/1/15.........................      1,000   1,079
          Memphis, GO, 6.25%, 7/1/04..............      1,000   1,085
          Memphis, GO, 6.00%, 11/1/06.............      1,000   1,134
          Metropolitan Government, Nashville &
           Davidson County, Electric Revenue,
           Series B, 5.50%, 5/15/12...............      1,000   1,130
          Metropolitan Government, Nashville &
           Davidson County, Electric Revenue,
           Series B, 5.50%, 5/15/14...............      1,000   1,129
          Metropolitan Government, Nashville &
           Davidson County, GO,
           6.00%, 12/1/09.........................      1,500   1,741
          Metropolitan Government, Nashville &
           Davidson County, Refunding &
           Improvement, Series A & B, GO,
           5.25%, 10/15/09........................      1,000   1,112
          Oak Ridge, GO, 5.00%, 4/1/13,
           Callable 4/1/11 @ 100, AMBAC...........      1,000   1,070
          Putnam County Schools, GO, 5.50%, 4/1/19
           Prerefunded 4/1/10 @ 100, OID, FGIC....      1,000   1,127
          Rutherford County, Capital Outlay Notes,
           Series A, GO, 6.25%, 5/1/04............      1,500   1,616
          Rutherford County, Capital Outlay Notes,
           Series A, GO, 6.50%, 5/1/06............      1,050   1,195

                                   Continued

                                                      Shares or
                                                      Principal
                                                       Amount     Value
                                                      ---------- -------
       MUNICIPAL BONDS, continued
       Tennessee, continued
       Rutherford County, Public Improvements,
        GO, 5.40%, 4/1/13, Prerefunded 4/1/06 @
        100, OID..................................... $    1,000 $ 1,099
       Shelby County Health Education & Housing
        Facilities Board, Hospital Revenue,
        Methodist Health Systems, Inc.,
        6.25%, 8/1/07, MBIA..........................      3,500   4,043
       Shelby County Schools, Series A, GO, 5.88%,
        6/1/19, Prerefunded 6/1/06 @ 100.............      1,000   1,121
       Shelby County, Public Improvements, Series
        A, GO, 5.88%, 6/1/20, Prerefunded 6/1/06
        @ 100, OID...................................      1,000   1,121
       Shelby County, Series A, GO,
        6.75%, 4/1/05................................      1,000   1,115
       Shelby County, Series B, GO, 5.25%,
        12/1/10, Callable 12/1/06 @ 101, OID.........      1,000   1,092
       Tennessee State School Board Authority,
        Higher Educational Facilities, Series A,
        5.00%, 5/1/11, FSA...........................      2,000   2,178
       Tennessee State, Series A, GO,
        7.00%, 3/1/05................................      2,000   2,236
       Tennessee State, Series B, GO,
        6.00%, 5/1/05................................      1,500   1,650
       Williamson County, GO, 5.00%, 3/1/11..........      1,000   1,089
       Williamson County, Public Improvements,
        GO, 5.00%, 3/1/07............................      1,000   1,091
                                                                 -------
       TOTAL MUNICIPAL BONDS.........................             49,911
                                                                 -------
       INVESTMENT COMPANIES (4.7%)
       AIM Tax-Free Money Market Fund................    947,371     947
       AmSouth Tax-Exempt Money Market Fund..........  1,616,482   1,616
                                                                 -------
       TOTAL INVESTMENT
        COMPANIES....................................              2,563
                                                                 -------
       TOTAL INVESTMENTS
        (Cost $50,563) (a) -- 96.4%                               52,474
       Other assets in excess of liabilities --  3.6%              1,945
                                                                 -------
       NET ASSETS -- 100%............................            $54,419
                                                                 =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                       Unrealized appreciation.... $1,911
                       Unrealized depreciation....     --
                                                   ------
                       Net unrealized appreciation $1,911
                                                   ======

AMBAC -- Insured by AMBAC Indemnity Corp.
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
MTG - MTN -- Mortgage Medium Term Note
OID -- Original Issue Discount

                      See notes to financial statements.

                                         LIMITED TERM TENNESSEE TAX-EXEMPT FUND
                                              Schedule of Portfolio Investments

                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                      Shares or
                                                      Principal
                                                       Amount    Value
                                                      --------- -------
         MUNICIPAL BONDS (91.8%)
         Tennessee (91.8%)
         Chattanooga, GO, 5.00%, 9/1/13, Prerefunded
          9/1/06 @ 101, FGIC......................... $    100  $   110
         Chattanooga, Series A, GO,
          5.00%, 11/1/06.............................      200      219
         Germantown, GO, 4.50%, 8/1/05...............      500      533
         Knox County Health Education & Housing
          Facilities Board, Hospital Facilities
          Revenue, Mercy Health System, Series B,
          5.30%, 9/1/04, Callable 9/1/03 @ 102, OID,
          AMBAC......................................      500      528
         Knox County Health Education & Housing
          Facilities Board, Hospital Revenue,
          7.25%, 1/1/08, MBIA........................      750      887
         Knox County, Public Improvements, GO,
          5.00%, 5/1/06..............................      425      461
         Memphis Sanitation Sewer Systems, Revenue,
          4.00%, 10/1/05.............................      500      526
         Memphis, GO, 6.00%, 11/1/03.................      500      528
         Metropolitan Government, Nashville &
          Davidson County, GO, 5.00%, 12/1/06........      600      658
         Metropolitan Government, Nashville &
          Davidson County, Health & Education
          Facilities Board, Revenue, Hospital Charity
          Obligation Group, Series A,
          5.00%, 11/1/03.............................      500      522
         Metropolitan Government, Nashville &
          Davidson County, Health & Education
          Facilities Board, Revenue, The Vanderbilt
          University, Series A, 6.00%, 7/1/07........      500      569
         Metropolitan Nashville Airport Authority,
          Airport Revenue, Series A,
          6.63%, 7/1/07, FGIC........................      500      580
         Shelby County Health Educational & Housing
          Facility Board, Hospital Revenue,
          Methodist Healthcare, 5.50%, 4/1/05........      165      178
         Shelby County Health Educational & Housing
          Facility Board, Hospital Revenue,
          Methodist Healthcare,
          5.50%, 4/1/05, ETM, MBIA...................      435      472
         Shelby County, Public Improvements,
          Series A, GO, 5.88%, 6/1/20,
          Prerefunded 6/1/06 @ 100, OID..............      500      560
         Tennessee State School Board Authority,
          Higher Educational Facilities,
          5.00%, 5/1/05..............................      500      536
         Tennessee State, GO, 5.00%, 5/1/09,
          Callable 5/1/07 @ 101.5, OID...............      500      540
         Tennessee State, Series A, GO,
          5.00%, 5/1/05..............................      500      537
         Washington County, Outlay Notes, GO,
          4.00%, 2/1/04, FGIC........................      500      516
         Williamson County, GO, 6.00%, 3/1/08........      500      570
                                                                -------
         TOTAL MUNICIPAL BONDS.......................            10,030
                                                                =======

                                   Continued

                                                 Shares or
                                                 Principal
                                                  Amount    Value
                                                 --------- -------
            INVESTMENT COMPANIES (8.9%)
            AIM Tax-Free Money Market Fund......  532,318  $   532
            AmSouth Tax-Exempt Money Market Fund  441,249      441
                                                           -------
            TOTAL INVESTMENT COMPANIES..........               973
                                                           -------
            TOTAL INVESTMENTS
             (Cost $10,712) (a) -- 100.7%.......            11,003
            Liabilities in excess of other
             assets -- (0.7)%...................               (74)
                                                           -------
            NET ASSETS -- 100.0%................           $10,929
                                                           =======

--------
(a)Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by unrealized appreciation of securities as follows:

                        Unrealized appreciation.... $291
                        Unrealized depreciation....   --
                                                    ----
                        Net unrealized appreciation $291
                                                    ====

AMBAC -- Insured by AMBAC Indemnity Corp.
ETM -- Escrowed to Maturity
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
FGIC -- Financial Guaranty Insurance Corp.
OID -- Original Issue Discount

                      See notes to financial statements.

 Prime Money Market Fund
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)



                                                  Shares or
                                                  Principal
                                                   Amount         Value
                                                  ---------    -----------
        COMMERCIAL PAPER -- DOMESTIC* (32.3%)
        Banking (5.1%)
        Bank of America Corp., 1.77%, 8/16/02.... $  31,500    $    31,477
        Wells Fargo & Co., 1.80%, 8/6/02.........    36,000         35,991
                                                               -----------
                                                                    67,468
                                                               -----------
        Consumer Goods (10.9%)
        Coca-Cola Co., 1.76%, 9/5/02.............    27,000         26,954
        Colgate-Palmolive Co., 1.74%, 9/4/02 (b).    22,000         21,964
        Gillette Co., 1.75%, 10/2/02 (b).........    30,000         29,910
        Kimberly-Clark Corp., 1.75%, 9/13/02 (b).    27,000         26,944
        Procter & Gamble Co., 1.74%, 9/19/02 (b).    40,000         39,904
                                                               -----------
                                                                   145,676
                                                               -----------
        Financial Services (9.2%)
        AIG Funding, Inc., 1.76%, 10/11/02.......    28,000         27,903
        General Electric Capital Corp.,
         1.77%, 9/26/02..........................    33,000         32,910
        Morgan Stanley Group, Inc.,
         1.74%, 9/11/02..........................    28,000         27,945
        Salomon Smith Barney, Inc.,
         1.80%, 8/20/02..........................    33,000         32,968
                                                               -----------
                                                                   121,726
                                                               -----------
        Manufacturing (2.3%)
        3M Co., 1.75%, 8/26/02...................    30,000         29,964
                                                               -----------
        Oil & Gas Exploration, Production, &
         Services (2.3%)
        ChevronTexaco Corp., 1.76%, 8/28/02......    30,000         29,961
                                                               -----------
        Retail (2.5%)
        Wal-Mart Stores, Inc., 1.77%, 8/13/02 (b)    33,000         32,981
                                                               -----------
        TOTAL COMMERCIAL PAPER --
         DOMESTIC................................                  427,776
                                                               -----------
        U.S. TREASURY BILLS* (9.5%)
        1.72%, 8/1/02............................    33,000         33,000
        1.81%, 8/8/02............................    34,000         33,988
        1.62%, 10/24/02..........................    26,000         25,902
        1.68%, 11/7/02...........................    33,000         32,850
                                                               -----------
        TOTAL U.S. TREASURY BILLS................                  125,740
                                                               -----------
        U.S. GOVERNMENT AGENCIES* (21.6%)
        Fannie Mae (4.3%)
        1.86%, 9/17/02...........................    57,500         57,361
                                                               -----------
        Federal Farm Credit Bank (4.7%)
        1.72%, 8/12/02...........................    46,000         45,976
        1.73%, 9/23/02...........................    15,000         14,962
                                                               -----------
                                                                    60,938
                                                               -----------
        Federal Home Loan Bank (4.5%)
        1.77%, 1/2/03............................    60,500         60,045
                                                               -----------
        Freddie Mac (3.7%)
        1.85%, 8/30/02...........................    49,000         48,928
                                                               -----------
        Sallie Mae (1.5%)
        1.73%, 10/1/02...........................    20,000         19,942
                                                               -----------

                                   Continued


                                                  Shares or
                                                  Principal
                                                   Amount         Value
                                                  ---------    -----------
        U.S. GOVERNMENT AGENCIES*, continued
        Tennessee Valley Authority (2.9%)
        1.70%, 8/22/02........................... $  30,000    $    29,970
        2.06%, 9/24/02...........................     8,700          8,750
                                                               -----------
                                                                    38,720
                                                               -----------
        TOTAL U.S. GOVERNMENT
         AGENCIES................................                  285,934
                                                               -----------
        U.S. TREASURY NOTES (3.1%)
        6.00%, 9/30/02...........................    41,000         41,260
                                                               -----------
        TOTAL U.S. TREASURY NOTES................                   41,260
                                                               -----------
        REPURCHASE AGREEMENTS (33.6%)
        Goldman Sachs, 1.83%, 8/1/02, dated
         7/31/02, with a maturity value of
         $52,003.................................    52,000         52,000
        Prudential, 1.83%, 8/1/02, dated 7/31/02,
         with a maturity value of $197,171.......   197,161        197,161
        Salomon Smith Barney, 1.83%, 8/1/02,
         dated 7/31/02 with a maturity value of
         $197,171................................   197,161        197,161
                                                               -----------
        TOTAL REPURCHASE
         AGREEMENTS..............................                  446,322
                                                               -----------
        TOTAL INVESTMENTS
         (Cost $1,327,032) (a) -- 100.1%.........                1,327,032
        Liabilities in excess of other assets --
         (0.1)%..................................                     (855)
                                                               -----------
        NET ASSETS -- 100.0%.....................              $ 1,326,177
                                                               ===========

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
(b)Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
* Rates disclosed represent yield effective at purchase.

                      See notes to financial statements.

 U.S. Treasury Money Market Fund
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)



                                                   Principal
                                                    Amount     Value
                                                   --------- --------
          U.S. TREASURY BILLS* (63.8%)
          1.69%, 8/15/02 - 12/26/02...............  $23,000  $ 22,899
          1.70%, 1/2/03...........................    5,000     4,964
          1.71%, 9/19/02..........................   10,000     9,977
          1.74%, 9/12/02 - 11/21/02...............   26,500    26,411
          1.75%, 10/24/02 - 12/5/02...............   20,000    19,897
          1.77%, 8/22/02 - 12/12/02...............   18,000    17,933
          1.78%, 11/7/02..........................   10,000     9,952
          1.79%, 10/17/02.........................    8,000     7,970
          1.82%, 8/8/02 - 8/29/02.................   14,000    13,988
          1.83%, 10/10/02.........................    8,000     7,972
          1.84%, 11/14/02.........................    6,000     5,968
          1.86%, 10/31/02.........................    6,000     5,972
          1.89%, 8/1/02...........................    9,000     9,000
          1.95%, 9/5/02...........................    7,500     7,486
                                                             --------
          TOTAL U.S. TREASURY BILLS...............            170,389
                                                             --------
          U.S. TREASURY NOTES (2.6%)
          6.00%, 9/30/02..........................    7,000     7,047
                                                             --------
          TOTAL U.S. TREASURY NOTES...............              7,047
                                                             --------
          REPURCHASE AGREEMENTS (33.7%)
          Merrill Lynch & Co., 1.75%, 8/1/02,
           dated 7/31/02, with a maturity value of
           $45,073................................   45,071    45,071
          Salomon Smith Barney, 1.78%, 8/1/02,
           dated 7/31/02, with a maturity value of
           $45,073................................   45,071    45,071
                                                             --------
          TOTAL REPURCHASE
           AGREEMENTS.............................             90,142
                                                             --------
          TOTAL INVESTMENTS
           (Cost $267,578) (a) -- 100.1%                      267,578
          Liabilities in excess of other
           assets -- (0.1)%.......................               (202)
                                                             --------
          NET ASSETS -- 100.0%....................           $267,376
                                                             ========

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
* Rates disclosed represent yield effective at purchase.

                      See notes to financial statements.

                                             Treasury Reserve Money Market Fund
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                    Principal
                                                     Amount     Value
                                                    --------- --------
         U.S. TREASURY BILLS* (44.7%)
         1.69%, 8/1/02 - 11/14/02..................  $17,000  $ 16,946
         1.71%, 8/8/02 - 9/26/02...................   16,000    15,974
         1.81%, 8/15/02............................    6,000     5,996
         1.68%, 8/22/02 - 12/19/02.................   28,000    27,890
         1.82%, 8/29/02............................   10,000     9,986
         1.95%, 9/5/02.............................    9,000     8,983
         1.72%, 9/12/02............................   10,000     9,980
         1.80%, 9/19/02............................    9,000     8,978
         1.77%, 10/10/02...........................    5,000     4,983
         1.89%, 10/17/02...........................   12,000    11,952
         1.84%, 10/24/02...........................    5,000     4,979
         1.87%, 11/7/02............................    5,000     4,975
         1.67%, 12/12/02...........................   10,000     9,939
                                                              --------
         TOTAL U.S. TREASURY BILLS.................            141,561
                                                              --------
         U.S. TREASURY NOTES (7.3%)
         6.00%, 9/30/02............................    9,000     9,059
         5.75%, 10/31/02...........................   14,000    14,131
                                                              --------
         TOTAL U.S. TREASURY NOTES.................             23,190
                                                              --------
         REPURCHASE AGREEMENTS (48.0%)
         Merrill Lynch & Co., 1.75%, 8/1/02, dated
          7/31/02, with maturity value of $76,156..   76,152    76,152
         Salomon Smith Barney, 1.78%, 8/1/02, dated
          7/31/02, with maturity value of $76,156..   76,152    76,152
                                                              --------
         TOTAL REPURCHASE
          AGREEMENTS...............................            152,304
                                                              --------
         TOTAL INVESTMENTS
          (Cost $317,055) (a) -- 100.0%............            317,055
         Liabilities in excess of other
          assets -- 0.0%...........................                (69)
                                                              --------
         NET ASSETS -- 100.0%......................           $316,986
                                                              ========

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
* Rates disclosed represent yield effective at purchase.

                      See notes to financial statements.

 TAX-EXEMPT MONEY MARKET FUND
 Schedule of Portfolio Investments


July 31, 2002
(amounts in thousands, except shares)



                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                   ---------- --------
         DEMAND NOTES* (59.7%)
         Alabama (14.4%)
         Alabama Housing Finance Authority, Multi
          Family Housing Revenue, Rime Village
          Hoover Project, Series A, 1.30%,
          6/15/26, FNMA........................... $    2,000 $  2,000
         Alabama Housing Finance Authority, Multi
          Family Housing Revenue, Rime Village
          Huntsville Project, Series B, 1.30%,
          6/15/26, FNMA...........................      1,500    1,500
         Columbia Industrial Development Board,
          PCR, Alabama Power Co. Project,
          Series A, 1.50%, 6/1/22.................      1,600    1,600
         Daphne-Villa Mercy Special Care
          Facilities Financing Authority, Revenue,
          Mercy Medical Project, 1.34%, 12/1/30,
          LOC: Southtrust Bank N.A................      5,800    5,800
         Eutaw Industrial Development Board,
          PCR, Alabama Power Co. Project,
          1.50%, 6/1/28...........................      4,000    4,000
         Homewood Educational Building Authority,
          Revenue, Educational Facilities, Samford
          University, 1.50%, 12/1/25, SPA: South
          Trust Bank N.A..........................      5,000    5,000
         Jacksonville Industrial Development
          Board, Industrial Revenue, Parker
          Hannifin Corp., 1.50%, 9/1/12, LOC:
          Wachovia Bank of Georgia................      1,000    1,000
         Jefferson County, Warrants, Series B, GO,
          1.50%, 4/1/21, SPA: Morgan Guaranty
          Trust Co. & Bayerische Landesbank
          Girozentrale............................      5,000    5,000
         Mobile Industrial Development Board,
          PCR, Alabama Power Co. Project,
          Series B, 1.48%, 8/1/17.................      2,000    2,000
         Port City Medical Clinic Board Mobile,
          Revenue, Infirmary Health, 1.47%,
          2/1/25, SPA: The Bank of Nova Scotia
          and KBC Bank N.V........................      2,000    2,000
                                                              --------
                                                                29,900
                                                              --------
         Arizona (1.7%)
         Phoenix Industrial Development Authority,
          Multi Family Housing Revenue,
          Del Mar Terrace, Series A, 1.35%,
          10/1/29.................................      3,450    3,450
                                                              --------
         California (1.2%)
         Oakland-Alameda County Coliseum
          Authority, Lease Revenue, Taxable-
          Coliseum Project D, 1.77%, 2/1/11,
          LOC: First Union National Bank..........      2,400    2,400
                                                              --------
         Colorado (1.4%)
         Colorado Health Facilities Authority,
          Revenue, North Colorado Medical
          Center, 1.41%, 5/15/20, MBIA............      2,900    2,900
                                                              --------

                                   Continued


                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                   ---------- --------
         DEMAND NOTES*, continued
         Connecticut (2.4%)
         Connecticut State Health & Educational
          Facilities Authority, Revenue, Yale
          University, Series T-1, 1.40%, 7/1/29... $    5,000 $  5,000
                                                              --------
         Florida (2.2%)
         Escambia County, PCR, Gulf Power Co.
          Project, 1.55%, 7/1/22..................      2,500    2,500
         Hillsborough County Industrial
          Development Authority, IDR, Goodwill
          Industries-Suncoast Project, 1.35%,
          11/1/21, LOC: Suntrust Bank.............      2,000    2,000
                                                              --------
                                                                 4,500
                                                              --------
         Georgia (6.3%)
         Cobb County Housing Authority, Multi
          Family Housing Revenue, Post Mill
          Project, 1.30%, 6/1/25, FNMA............      1,000    1,000
         Fulton County Development Authority,
          Revenue, Lovett School Project,
          1.45%, 4/1/17, LOC: Suntrust Bank.......      3,000    3,000
         Fulton County Development Authority,
          Revenue, Lovett School Project, 1.35%,
          7/1/26, LOC: Suntrust Bank..............      3,000    3,000
         Municipal Electric Authority, Revenue,
          Project One, Subseries D, 1.35%, 1/1/20,
          MBIA....................................      5,000    5,000
         Ware County Hospital Authority, Revenue
          Anticipation Notes, Baptist Village
          Project, 1.45%, 11/1/20,
          LOC: Suntrust Bank......................      1,000    1,000
                                                              --------
                                                                13,000
                                                              --------
         Illinois (5.0%)
         Elmhurst, Revenue, Joint Common
          Accredation, 1.45%, 7/1/18, LOC: Dexia
          Credit Local de France..................      4,530    4,530
         Illinois Developmental Finance Authority,
          Revenue, Provena Health Series C,
          1.60%, 5/1/28, MBIA, SPA:
          Bank One N.A............................      5,000    5,000
         Illinois Health Facilities Authority,
          Revenue, Taxable-West Suburban
          Hospital Series B, 1.85%, 7/1/24, LOC:
          American National Bank and Trust........        900      900
                                                              --------
                                                                10,430
                                                              --------
         Indiana (1.0%)
         Indiana Health Facilities Financing
          Authority, Hospital Revenue, Clarian
          Health Obligation Series B, 1.47%,
          3/1/30, SPA: Chase Manhattan Bank.......      2,000    2,000
                                                              --------
         Maryland (1.0%)
         Baltimore County, Economic Development
          Revenue, Garrison Forest School Project,
          1.55%, 6/1/26, LOC: Suntrust Bank.......      2,000    2,000
                                                              --------

                                   Continued

                                                   TAX-EXEMPT MONEY MARKET FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)


                                                    Shares or
                                                    Principal
                                                     Amount     Value
                                                    ---------- --------
         DEMAND NOTES*, continued
         Nevada (4.4%)
         Clark County Airport, Revenue, Series B-2,
          Revenue, 1.26%, 7/1/29, LOC:
          Bayerische Hypo-Und Vereinsbank.......... $    7,010 $  7,011
         Clark County Improvement District, Local
          Improvements, Special Improvement
          128-A, 1.52%, 2/1/21, LOC: Bayerische
          Hypo-Und Vereinsbank.....................      2,000    2,000
                                                               --------
                                                                  9,011
                                                               --------
         New York (3.4%)
         New York, Series F-3, GO, 1.30%,
          2/15/13, LOC: Morgan Guaranty
          Trust....................................      5,000    5,000
         New York, Sub Series E2, GO, 1.42%,
          8/1/20, LOC: Morgan Guaranty Trust.......      2,000    2,000
                                                               --------
                                                                  7,000
                                                               --------
         North Carolina (1.9%)
         North Carolina Medical Care Common
          Health Care Facilities, Revenue,
          Taxable-First Mortgage, Baptist
          Retirement Homes Series C, 2.00%,
          10/1/08, LOC: Wachovia Bank..............      3,900    3,900
                                                               --------
         Ohio (4.7%)
         Montgomery County, Revenue, Catholic
          Health Initiatives, Series B, 1.45%,
          12/1/25, SPA: Morgan Guaranty
          Trust....................................      4,800    4,800
         Ohio State University, General Receipts,
          Revenue, Series B, 1.13%, 12/1/29........      5,000    5,000
                                                               --------
                                                                  9,800
                                                               --------
         Oregon (0.6%)
         Port of Portland, PCR, Reynolds Metals,
          1.42%, 12/1/09, LOC: San Paolo
          Bank.....................................      1,150    1,150
                                                               --------
         Tennessee (1.4%)
         Metropolitan Government, Nashville &
          Davidson County, Industrial
          Development Board, Revenue, Country
          Music Hall of Fame, 1.46%, 6/1/22........      2,930    2,930
                                                               --------
         Washington (2.4%)
         Washington State, Series VR 96B, GO,
          1.25%, 6/1/20, SPA: Landesbank
          Hessen-Thueringen........................      4,900    4,900
                                                               --------
         Wisconsin (2.4%)
         Green Bay Redevelopment Authority,
          Revenue, Berlin Memorial Hospital,
          Series B, 1.45%, 2/15/31, LOC:
          Associated Bank N.A......................      5,000    5,000
                                                               --------
         Wyoming (1.9%)
         Kemmerer, PCR, Exxon Project, 1.42%,
          11/1/14..................................      4,000    4,000
                                                               --------
         TOTAL DEMAND NOTES........................             123,271
                                                               --------

                                   Continued

                                                   Shares or
                                                   Principal
                                                    Amount     Value
                                                   ---------- --------
          MUNICIPAL BONDS (31.9%)
          Alaska (0.7%)
          Anchorage, GO, 2.50%, 1/1/03............ $    1,415 $  1,421
                                                              --------
          Connecticut (2.9%)
          New Haven, Bond Anticipation Notes, GO,
           2.25%, 1/30/03.........................      3,000    3,015
          Trumbull, Bond Anticipation Notes, GO,
           1.75%, 9/16/02.........................      3,000    3,002
                                                              --------
                                                                 6,017
                                                              --------
          Georgia (2.4%)
          Cobb County School District, Revenue,
           2.50%, 12/31/02........................      5,000    5,020
                                                              --------
          Illinois (1.0%)
          Cook County School District # 31, West
           Northfield, GO, 2.00%, 12/1/02.........        705      706
          Mc Henry County Public Building
           Community, Revenue, GO,
           1.50%, 12/1/02.........................      1,355    1,355
                                                              --------
                                                                 2,061
                                                              --------
          Kentucky (1.0%)
          Breathitt County Justice Center
           Corporation, Revenue, First Mortgage,
           Courthouse Facilities Project, 1.40%,
           2/1/03, Callable 9/2/02 @ 100..........      1,045    1,045
          Johnson County Justice Center
           Corporation, Revenue, Bond
           Anticipation Notes, First Mortgage,
           1.40%, 2/1/03..........................      1,045    1,045
                                                              --------
                                                                 2,090
                                                              --------
          Maryland (0.3%)
          Calvert County, Public Improvement
           Project, GO, 3.00%, 1/1/03.............        685      689
                                                              --------
          Massachusetts (6.7%)
          Amherst, GO, 2.00%, 1/15/03.............        500      501
          Foxborough, Bond Anticipation Notes,
           GO, 2.25%, 6/18/03.....................      3,000    3,016
          New Bedford, Bond Anticipation Notes,
           GO, 2.38%, 6/27/03.....................      3,000    3,021
          Winchester, Bond Anticipation Notes, GO,
           2.35%, 7/2/03..........................      4,000    4,032
          Worcester Regional Transportation
           Authority, Revenue Anticipation Notes,
           2.25%, 6/30/03.........................      3,000    3,014
                                                              --------
                                                                13,584
                                                              --------
          Minnesota (0.7%)
          Holdingford Independent School District
           # 738, Aid Anticipation Certificates,
           GO, 2.00%, 9/30/02, SD CRED
           PROG...................................      1,500    1,501
                                                              --------
          Nevada (0.5%)
          Washoe County School District, 3.00%,
           8/1/02, FSA............................      1,045    1,045
                                                              --------

                                   Continued

 TAX-EXEMPT MONEY MARKET FUND
 Schedule of Portfolio Investments

July 31, 2002
(amounts in thousands, except shares)

                                                    Shares or
                                                    Principal
                                                     Amount     Value
                                                    ---------- --------
         MUNICIPAL BONDS, continued
         New Jersey (3.8%)
         Cranbury Township, Bond Anticipation
          Notes, 2.00%, 1/10/03.................... $    2,000 $  2,006
         Hamilton Township Mercer County, Bond
          Anticipation Notes, GO,
          2.63%, 10/18/02..........................      2,000    2,004
         Paterson, Bond Anticipation Notes, GO,
          2.50%, 6/26/03...........................      3,899    3,930
                                                               --------
                                                                  7,940
                                                               --------
         New York (3.6%)
         Hempstead Town, Bond Anticipation
          Notes, Series B, GO, 2.40%, 9/18/02......      2,500    2,503
         New York City Transitional Finance
          Authority, Revenue, New York City
          Recovery Notes, Series A,
          3.25%, 10/2/02...........................      4,000    4,010
         New York, Series D, GO, 5.00%,
          8/1/02...................................      1,000    1,000
                                                               --------
                                                                  7,513
                                                               --------
         Ohio (1.5%)
         Grove City, Bond Anticipation Notes, GO,
          2.35%, 6/25/03...........................      3,000    3,021
                                                               --------
         South Carolina (0.2%)
         Berkeley County School District, GO,
          3.00%, 8/1/02, SCSDE.....................        515      515
                                                               --------
         Texas (1.5%)
         Texas State, Tax & Revenue Anticipation
          Notes, Series A-L32, 3.75%, 8/29/02......      3,000    3,005
                                                               --------
         Virginia (1.0%)
         Loudoun County, Refunding & Public
          Improvements, Series A, GO,
          2.50%, 5/1/03............................      2,000    2,018
                                                               --------
         Wisconsin (4.1%)
         Brookfield, Promissory Notes, GO,
          2.00%, 2/1/03, FSA.......................        625      626
         Chilton School District, Bond Anticipation
          Notes, Revenue, 2.10%, 12/20/02..........      3,000    3,000
         Kenosha County, Series A, GO,
          2.00%, 2/1/03, FGIC......................      1,330    1,333
         Racine University School District, Tax and
          Revenue Anticipation Promissory
          Notes, GO, 1.95%, 7/15/03................      2,000    2,009
         Sun Prairie, Bond Anticipation Notes, GO,
          1.85%, 11/21/02,
          Callable 9/2/02 @ 100....................      1,450    1,450
                                                               --------
                                                                  8,418
                                                               --------
         TOTAL MUNICIPAL BONDS.....................              65,858
                                                               --------
         TAX EXEMPT COMMERCIAL PAPER (2.4%)
         LPFA, 1.40%, 11/5/02......................      5,000    5,000
                                                               --------
         TOTAL TAX EXEMPT
          COMMERCIAL PAPER.........................               5,000
                                                               --------

                                   Continued

                                              Shares or
                                              Principal
                                               Amount    Value
                                              --------- --------
               INVESTMENT COMPANIES (5.8%)
               AIM Tax-Free Money Market Fund 4,208,178 $  4,208
               Goldman Sachs Tax-Free
                Money Market Fund............ 7,729,206    7,729
                                                        --------
               TOTAL INVESTMENT
                COMPANIES....................             11,937
                                                        --------
               TOTAL INVESTMENTS
                (Cost $206,066) (a) -- 99.8%.            206,066
               Other assets in excess of
                liabilities -- 0.2%..........                477
                                                        --------
               NET ASSETS -- 100.0%..........           $206,543
                                                        ========

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
* Variable rate security. Rate presented represents rate in effect at July 31, 2002. Put and demand features exist allowing the fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, and semiannually.
FGIC -- Insured by Financial Guaranty Insurance Corp.
FNMA -- Insured by Federal National Mortgage Assoc.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation
IDR -- Industrial Development Revenue
LOC -- Line of Credit
MBIA -- Insured by Municipal Bond Insurance Assoc.
PCR -- Pollution Control Revenue
SCSDE -- South Carolina School District Enhancement
SD CRED PROG -- School District Credit Program
SPA -- Standby Purchase Agreement

                      See notes to financial statements.

                              INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
                                              Schedule of Portfolio Investments


                                                                  July 31, 2002
                                          (amounts in thousands, except shares)



                                                    Shares or
                                                    Principal
                                                     Amount    Value
                                                    --------- --------
          COMMERCIAL PAPER -- DOMESTIC* (33.5%)
          Banking (5.1%)
          Bank of America Corp., 1.77%, 8/16/02....  $15,500  $ 15,489
          Wells Fargo & Co., 1.80%, 8/6/02.........   18,500    18,495
                                                              --------
                                                                33,984
                                                              --------
          Consumer Goods (11.3%)
          Coca-Cola Co., 1.76%, 9/5/02.............   13,000    12,978
          Colgate-Palmolive Co., 1.74%, 9/4/02 (b).   14,809    14,785
          Gillette Co., 1.75%, 10/2/02 (b).........   15,000    14,955
          Kimberly-Clark Corp., 1.75%, 9/13/02 (b).   13,000    12,973
          Procter & Gamble Co., 1.74%, 9/19/02 (b).    5,000     4,988
          Procter & Gamble Co., 1.75%, 9/19/02 (b).   15,000    14,965
                                                              --------
                                                                75,644
                                                              --------
          Financial Services (10.2%)
          AIG Funding Inc., 1.76%, 10/11/02........   17,000    16,941
          General Electric Capital Corp.,
           1.77%, 9/26/02..........................   17,000    16,953
          Morgan Stanley Group, Inc.,
           1.74%, 9/11/02..........................   17,000    16,966
          Salomon Smith Barney, Inc.,
           1.80%, 8/20/02..........................   17,000    16,985
                                                              --------
                                                                67,845
                                                              --------
          Manufacturing (2.2%)
          3M Co., 1.75%, 8/26/02...................   15,000   14, 982
                                                              --------
          Oil & Gas Exploration, Production, & Services (2.2%)
          ChevronTexaco Corp., 1.76%, 8/28/02......   15,000    14,980
                                                              --------
          Retail (2.5%)
          Wal-Mart Stores, Inc., 1.77%, 8/13/02 (b)   17,000    16,990
                                                              --------
          TOTAL COMMERCIAL PAPER --
           DOMESTIC................................            224,425
                                                              --------
          U.S. TREASURY BILLS* (9.6%)
          1.72%, 8/1/02............................   17,000    17,001
          1.81%, 8/8/02............................   16,000    15,994
          1.62%, 10/24/02..........................   14,000    13,947
          1.68%, 11/7/02...........................   17,000    16,923
                                                              --------
          TOTAL U.S. TREASURY BILLS................             63,865
                                                              --------
          U.S. GOVERNMENT AGENCIES* (21.1%)
          Fannie Mae (4.1%)
          1.86%, 9/17/02...........................   27,500    27,434
                                                              --------
          Federal Farm Credit Bank (4.3%)
          1.72%, 8/12/02...........................   24,000    23,988
          1.73%, 9/23/02...........................    5,000     4,987
                                                              --------
                                                                28,975
                                                              --------
          Federal Home Loan Bank (4.5%)
          1.77%, 1/2/03............................   29,500    29,277
                                                              --------
          Freddie Mac (3.9%)
          1.85%, 8/30/02...........................   26,000    25,962
                                                              --------
          Sallie Mae (1.5%)
          1.73%, 10/1/02...........................   10,000     9,971
                                                              --------

                                   Continued


                                                    Shares or
                                                    Principal
                                                     Amount     Value
                                                    --------- --------
         U.S. GOVERNMENT AGENCIES, continued
         Tennessee Valley Authority (2.8%)
         1.73%, 8/22/02............................  $15,000  $ 14,985
         2.06%, 9/24/02............................    4,000     4,023
                                                              --------
                                                                19,008
                                                              --------
         TOTAL U.S. GOVERNMENT
          AGENCIES.................................            140,627
                                                              --------
         U.S. TREASURY NOTES (2.9%)
         6.00%, 9/30/02............................   19,000    19,120
                                                              --------
         TOTAL U.S. TREASURY NOTES.................             19,120
                                                              --------
         REPURCHASE AGREEMENTS (33.0%)
         Goldman Sachs, 1.83%, 8/1/02, dated
          7/31/02, with a maturity value of
          $23,001..................................   23,000    23,000
         Prudential, 1.83%, 8/1/02, dated 7/31/02,
          with a maturity value of $98,511.........   98,506    98,506
         Salomon Smith Barney, 1.83%, 8/1/02, dated
          7/31/02, with a maturity value of
          $98,511..................................   98,506    98,506
                                                              --------
         TOTAL REPURCHASE
          AGREEMENTS...............................            220,012
                                                              --------
         INVESTMENT COMPANIES (0.0%)
         AmSouth Prime Money Market Fund...........   20,811        21
         AmSouth U.S. Treasury Money Market
          Fund.....................................   17,121        17
                                                              --------
         TOTAL INVESTMENT COMPANIES................                 38
                                                              --------
         TOTAL INVESTMENTS
          (Cost $668,087) (a) -- 100.1%............            668,087
         Liabilities in excess of
          other assets -- (0.1)%...................               (454)
                                                              --------
         NET ASSETS -- 100.0%......................           $667,633
                                                              ========

--------
(a)Cost and value for federal income tax and financial reporting purposes are the same.
(b)Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Security Act of 1933, as amended. These securities have been deemed liquid under guidelines established by the Board of Trustees.
* Rates disclosed represent yield effective at purchase.

                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Assets and Liabilities
 (amounts in thousands, except per share amounts)


                                                                  July 31, 2002



                                                                                       Capital
                                                                              Value    Growth    Large Cap  Mid Cap  Small Cap
                                                                              Fund      Fund       Fund      Fund      Fund
                                                                            --------  ---------  --------- --------  ---------
Assets:
Investments:
 Investments at cost....................................................... $591,738  $ 302,249  $387,178  $ 50,874  $155,665
 Net unrealized appreciation/(depreciation)................................  (63,977)   (25,618)   85,616    (5,444)   (6,185)
                                                                            --------  ---------  --------  --------  --------
 Total investments at value................................................  527,761    276,631   472,794    45,430   149,480
Foreign currency at value *................................................       --         --        --        --        --
Cash.......................................................................       --         --        --        --        --
Collateral for securities loaned...........................................   99,293     69,772    51,735     2,500    21,672
Interest and dividends receivable..........................................      714         72       412        34        19
Receivable from capital shares issued......................................      121          6        69         3        --
Receivable from investments sold...........................................    4,191         --        --       325     3,601
Receivable from reclaims...................................................       --         --        --        --        --
Prepaid expenses and other assets..........................................       17         25        36        --         9
                                                                            --------  ---------  --------  --------  --------
 Total Assets..............................................................  632,097    346,506   525,046    48,292   174,781
Liabilities:
Payable for investments purchased..........................................    1,854      9,172        --        --     6,785
Payable upon return of securities loaned...................................   99,293     69,772    51,735     2,500    21,672
Payable for capital shares redeemed........................................       98         34        62         4        18
Accrued expenses and other payables:
 Investment advisory fees..................................................      135         70       117         9        53
 Administration fees.......................................................        8          3         6         1         2
 Shareholder servicing and distribution fees...............................       68         31        64        11        14
 Custodian fees............................................................       12          6        11         1         3
 Other.....................................................................       49         22        40        13         7
                                                                            --------  ---------  --------  --------  --------
 Total Liabilities.........................................................  101,517     79,110    52,035     2,539    28,554
                                                                            --------  ---------  --------  --------  --------
Net Assets................................................................. $530,580  $ 267,396  $473,011  $ 45,753  $146,227
                                                                            ========  =========  ========  ========  ========
Net Assets consist of:
Capital.................................................................... $572,506  $ 401,188  $367,893  $ 78,287  $211,793
Accumulated net investment income/(loss)...................................       68         (1)       --        --        --
Accumulated net realized gains/(losses) from investments, foreign
 currency, futures, and option transactions................................   21,983   (108,173)   19,502   (27,090)  (59,381)
Unrealized appreciation/(depreciation) from investments, futures, and
 translation of assets and liabilities denominated in foreign currencies...  (63,977)   (25,618)   85,616    (5,444)   (6,185)
                                                                            --------  ---------  --------  --------  --------
Net Assets................................................................. $530,580  $ 267,396  $473,011  $ 45,753  $146,227
                                                                            ========  =========  ========  ========  ========
Class A Shares:
 Net Assets................................................................ $ 97,393  $  16,457  $ 57,330  $  8,234  $  5,114
 Shares outstanding........................................................    7,630      2,068     3,710       877       717
 Redemption price per share**.............................................. $  12.76  $    7.96  $  15.45  $   9.39  $   7.13
                                                                            ========  =========  ========  ========  ========
 Maximum Sales Load........................................................     5.50%      5.50%     5.50%     5.50%     5.50%
                                                                            --------  ---------  --------  --------  --------
 Maximum offering price per share (100%/(100%-maximum sales charge) of net
   asset value adjusted to the nearest cent)............................... $  13.50  $    8.42  $  16.35  $   9.94  $   7.54
                                                                            --------  ---------  --------  --------  --------
Class B Shares:
 Net Assets................................................................ $ 13,133  $   8,746  $ 21,739  $  7,066  $  2,014
 Shares outstanding........................................................    1,045      1,157     1,455       774       292
 Offering price per share**................................................ $  12.57  $    7.56  $  14.94  $   9.13  $   6.89
                                                                            ========  =========  ========  ========  ========
Trust Shares:
 Net Assets................................................................ $420,054  $ 242,193  $393,942  $ 30,453  $139,099
 Shares....................................................................   32,967     30,490    25,425     3,239    19,291
 Offering and redemption price per share................................... $  12.74  $    7.94  $  15.49  $   9.40  $   7.21
                                                                            ========  =========  ========  ========  ========

* Cost of foreign currency for the International Equity Fund is $2,408. **Redemption price per share varies by length of time shares are held. ***Deposits for financial futures.
(a)Represents investments in affiliates.

                      See notes to financial statements.

July 31, 2002


                                                                  AMSOUTH FUNDS
                                           Statements of Assets and Liabilities
                               (amounts in thousands, except per share amounts)


                                                                                               Strategic
                                                        Strategic                 Strategic   Portfolios:
                                                       Portfolios:   Strategic   Portfolios:   Moderate
 Equity              Select   Enhanced   International Aggressive   Portfolios:    Growth       Growth
 Income   Balanced   Equity    Market       Equity       Growth       Growth      & Income     & Income
  Fund      Fund      Fund      Fund         Fund       Portfolio    Portfolio    Portfolio    Portfolio
--------  --------  -------  --------    ------------- -----------  -----------  -----------  -----------
$ 85,436  $143,242  $18,661  $ 45,265      $196,173      $28,002      $21,581      $78,418      $26,890
  (3,963)    9,235     (590)  (12,427)      (14,819)      (6,173)      (3,313)      (7,313)      (1,835)
--------  --------  -------  --------      --------      -------      -------      -------      -------
  81,473   152,477   18,071    32,838       181,354       21,829(a)    18,268(a)    71,105(a)    25,055(a)
      --        --       --        --         2,416           --           --           --           --
      --        --       --        47***      8,381           --           --           --           --
  17,598    36,610       --     1,907            --           --           --           --           --
     141     1,380       21        35           243            2            2            1           --
      11       119        3         4            --           --           --            5           --
   2,772     1,117       39        --           380           --           --           --           --
      --        --       --        --           148           --           --           --           --
      10         5        5        23            16           --           --            9           13
--------  --------  -------  --------      --------      -------      -------      -------      -------
 102,005   191,708   18,139    34,854       192,938       21,831       18,270       71,120       25,068
   2,626        --      379        --         3,003           --           --           --           --
  17,598    36,610       --     1,907            --           --           --           --           --
      32        42       18        10            --           --           --           --           14
      22        43        5         5            53            1            1            2            1
       1         2       --        --            25           --           --            1           --
      25        35        5        12            17            3            3            8            3
       2         4       --         1            39            1           --            2            1
      13        14        2         9            24            3            2            8           --
--------  --------  -------  --------      --------      -------      -------      -------      -------
  20,319    36,750      409     1,944         3,161            8            6           21           19
--------  --------  -------  --------      --------      -------      -------      -------      -------
$ 81,686  $154,958  $17,730  $ 32,910      $189,777      $21,823      $18,264      $71,099      $25,049
========  ========  =======  ========      ========      =======      =======      =======      =======
$122,740  $144,109  $18,809  $ 49,728      $247,697      $31,724      $23,882      $85,798      $27,992
      --       108       --        --            68           --           18          139           54
 (37,091)    1,506     (489)   (4,312)      (43,191)      (3,728)      (2,323)      (7,525)      (1,162)
  (3,963)    9,235     (590)  (12,506)      (14,797)      (6,173)      (3,313)      (7,313)      (1,835)
--------  --------  -------  --------      --------      -------      -------      -------      -------
$ 81,686  $154,958  $17,730  $ 32,910      $189,777      $21,823      $18,264      $71,099      $25,049
========  ========  =======  ========      ========      =======      =======      =======      =======
$ 25,829  $ 69,674  $ 4,511  $ 17,473      $  3,932      $ 7,565      $ 4,448      $14,312      $ 6,236
   2,494     6,395      411     1,908           503        1,075          586        1,718          727
$  10.36  $  10.89  $ 10.98  $   9.16      $   7.81      $  7.04      $  7.59      $  8.33      $  8.58
========  ========  =======  ========      ========      =======      =======      =======      =======
    5.50%     5.50%    5.50%     5.50%         5.50%        5.50%        5.50%        5.50%        5.50%
--------  --------  -------  --------      --------      -------      -------      -------      -------
$  10.96  $  11.52  $ 11.62  $   9.69      $   8.26      $  7.45      $  8.03      $  8.81      $  9.08
--------  --------  -------  --------      --------      -------      -------      -------      -------
$ 18,712  $ 16,742  $ 4,800  $  8,644      $    471      $   761      $ 1,886      $ 1,607      $   970
   1,823     1,541      446       961            62          111          250          193          113
$  10.26  $  10.86  $ 10.77  $   8.99      $   7.64      $  6.87      $  7.55      $  8.32      $  8.56
========  ========  =======  ========      ========      =======      =======      =======      =======
$ 37,145  $ 68,542  $ 8,419  $  6,793      $185,374      $13,497      $11,930      $55,180      $17,843
   3,583     6,291      764       741        23,688        1,921        1,564        6,600        2,073
$  10.37  $  10.90  $ 11.01  $   9.17      $   7.83      $  7.03      $  7.62      $  8.36      $  8.61
========  ========  =======  ========      ========      =======      =======      =======      =======


                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Assets and Liabilities
 (amounts in thousands, except per share amounts)


                                                                  July 31, 2002


                                                                                Limited
                                                                                 Term    Government  Limited Term   Municipal
                                                                       Bond      Bond      Income   U.S. Government   Bond
                                                                       Fund      Fund       Fund         Fund         Fund
                                                                     --------  --------  ---------- --------------- ---------
Assets:
Investments:
  Investments at cost............................................... $587,158  $174,544   $254,509      $40,507     $363,182
  Net unrealized appreciation.......................................   37,274     7,120     18,061        1,321       23,385
  Repurchase agreements, at cost....................................       --        --         --           --           --
                                                                     --------  --------   --------      -------     --------
  Total investments at value........................................  624,432   181,664    272,570       41,828      386,567
  Collateral for securities loaned..................................  191,971    51,562     76,387        9,845           --
  Interest and dividends receivable.................................   10,397     2,454      3,028          484        5,540
  Receivable from capital shares issued.............................       59       899         50           38           --
  Receivable from investments sold..................................       --        --         --           --           --
  Prepaid expenses and other assets.................................       17         7         17           10            9
                                                                     --------  --------   --------      -------     --------
  Total Assets......................................................  826,876   236,586    352,052       52,205      392,116
Liabilities:
Dividends payable................................................... $     --  $     --   $     --      $    --     $     --
Payable for investments purchased...................................       --        --         --           --        5,424
Payable upon return of securities loaned............................  191,971    51,562     76,387        9,845           --
Payable for capital shares redeemed.................................       13         4         --           --           34
Accrued expenses and other payables:
  Investment advisory fees..........................................      117        33         51            7           56
  Administration fees...............................................        8         2          3            1            5
  Shareholder servicing and distribution fees.......................       67        25         28            7           38
  Custodian fees....................................................       15         4          7            1            9
  Other.............................................................       41        17         23            4           27
                                                                     --------  --------   --------      -------     --------
  Total Liabilities.................................................  192,232    51,647     76,499        9,865        5,593
                                                                     --------  --------   --------      -------     --------
Net Assets.......................................................... $634,644  $184,939   $275,553      $42,340     $386,523
                                                                     ========  ========   ========      =======     ========
Net Assets consist of:
Capital............................................................. $591,534  $179,959   $260,465      $41,444     $362,255
Accumulated net investment income/(loss)............................    1,191       314         --           43           --
Accumulated net realized gains/(losses) from investment transactions    4,645    (2,454)    (2,973)        (468)         883
Unrealized appreciation from investments............................   37,274     7,120     18,061        1,321       23,385
                                                                     --------  --------   --------      -------     --------
Net Assets.......................................................... $634,644  $184,939   $275,553      $42,340     $386,523
                                                                     ========  ========   ========      =======     ========
Class A Shares (a)
  Net Assets........................................................ $ 35,869  $ 22,813   $  8,800      $ 4,198     $ 11,553
  Shares outstanding................................................    3,138     2,133        858          401        1,113
  Redemption price per share*....................................... $  11.43  $  10.70   $  10.26      $ 10.48     $  10.38
                                                                     ========  ========   ========      =======     ========
  Maximum Sales Load................................................     4.00%     4.00%      4.00%        4.00%        4.00%
                                                                     --------  --------   --------      -------     --------
  Maximum offering price per share (100%/(100%-maximum sales
   charge) of net asset value adjusted to the nearest cent)......... $  11.91  $  11.15   $  10.69      $ 10.92     $  10.81
                                                                     --------  --------   --------      -------     --------
Class B Shares (b)
  Net Assets........................................................ $  9,796  $ 10,307   $  3,542      $ 4,053     $  3,844
  Shares outstanding................................................      859       964        345          387          371
  Offering price per share*......................................... $  11.40  $  10.69   $  10.26      $ 10.48     $  10.36
                                                                     ========  ========   ========      =======     ========
Trust Shares (c)
  Net Assets........................................................ $588,979  $151,819   $263,211      $34,089     $371,126
  Shares............................................................   51,525    14,182     25,649        3,253       35,741
  Offering and redemption price per share........................... $  11.43  $  10.70   $  10.26      $ 10.48     $  10.38
                                                                     ========  ========   ========      =======     ========

*  Redemption price per share varies by length of time shares are held.
(a)Represents Class II Shares for the Institutional Prime Obligations Money Market Fund.
(b)Represents Class III Shares for the Institutional Prime Obligations Money Market Fund.
(c)Represents Class I Shares for the Institutional Prime Obligations Money Market Fund.

                      See notes to financial statements.

July 31, 2002


                                                                  AMSOUTH FUNDS
                                           Statements of Assets and Liabilities
                               (amounts in thousands, except per share amounts)


                      Limited Term                              Treasury                  Institutional
 Florida   Tennessee   Tennessee      Prime     U.S. Treasury   Reserve     Tax-Exempt  Prime Obligations
Tax-Exempt Tax-Exempt  Tax-Exempt  Money Market Money Market  Money Market Money Market   Money Market
   Fund       Fund        Fund         Fund         Fund          Fund         Fund           Fund
---------- ---------- ------------ ------------ ------------- ------------ ------------ -----------------
 $57,728    $50,563     $10,712     $  880,710    $177,436      $164,751     $206,066       $448,075
   3,219      1,911         291             --          --            --           --             --
      --         --          --        446,322      90,142       152,304           --        220,012
 -------    -------     -------     ----------    --------      --------     --------       --------
  60,947     52,474      11,003      1,327,032     267,578       317,055      206,066        668,087
      --         --          --             --      76,253        93,520           --             --
     583        778         126          1,033         146           393          677            479
      43      1,004          15             --          --            --           --             --
      --      2,376          --             --          --            --           --             --
       3         15          12             54          21            23           11             15
 -------    -------     -------     ----------    --------      --------     --------       --------
  61,576     56,647      11,156      1,328,119     343,998       410,991      206,754        668,581
 $    --    $    --     $    --     $    1,222    $    201      $    291     $    123       $    724
      --      2,205         220             --          --            --           --             --
      --         --          --             --      76,253        93,520           --             --
      --         --          --             --          --            --           --             --
       9         10           2            391          77            97           43             39
       1          1          --             11           4             3            3              6
       8          6           3            185          35            41           21            136
       1          1          --             31           6             8            5             15
       7          5           2            102          46            45           16             28
 -------    -------     -------     ----------    --------      --------     --------       --------
      26      2,228         227          1,942      76,622        94,005          211            948
 -------    -------     -------     ----------    --------      --------     --------       --------
 $61,550    $54,419     $10,929     $1,326,177    $267,376      $316,986     $206,543       $667,633
 =======    =======     =======     ==========    ========      ========     ========       ========
 $58,237    $52,644     $10,699     $1,326,180    $267,368      $316,989     $206,842       $667,602
      73         52           6             --           7             4           --             31
      21       (188)        (67)            (3)          1            (7)        (299)            --
   3,219      1,911         291             --          --            --           --             --
 -------    -------     -------     ----------    --------      --------     --------       --------
 $61,550    $54,419     $10,929     $1,326,177    $267,376      $316,986     $206,543       $667,633
 =======    =======     =======     ==========    ========      ========     ========       ========
 $ 4,002    $ 3,432     $ 9,994     $  551,767    $ 97,033      $ 98,582     $ 31,408       $207,511
     371        331         969        551,805      97,033        98,590       31,468        207,503
 $ 10.79    $ 10.37     $ 10.31     $     1.00    $   1.00      $   1.00     $   1.00       $   1.00
 =======    =======     =======     ==========    ========      ========     ========       ========
    4.00%      4.00%       4.00%            --          --            --           --             --
 -------    -------     -------     ----------    --------      --------     --------       --------

 $ 11.24    $ 10.80     $ 10.74             --          --            --           --             --
 -------    -------     -------     ----------    --------      --------     --------       --------
 $ 2,647    $ 1,839     $   935     $    3,891         N/A           N/A          N/A       $210,031
     246        177          91          3,891         N/A           N/A          N/A        210,022
 $ 10.76    $ 10.38     $ 10.30     $     1.00         N/A           N/A          N/A       $   1.00
 =======    =======     =======     ==========    ========      ========     ========       ========
 $54,901    $49,148         N/A     $  770,519    $170,343      $218,404     $175,135       $250,091
   5,085      4,744         N/A        770,508     170,335       218,417      175,375        250,082
 $ 10.80    $ 10.36         N/A     $     1.00    $   1.00      $   1.00     $   1.00       $   1.00
 =======    =======     =======     ==========    ========      ========     ========       ========


                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Operations
 (amounts in thousands)


                                               For the year ended July 31, 2002


                                                                                          Capital
                                                                                Value     Growth   Large Cap   Mid Cap  Small Cap
                                                                                Fund       Fund      Fund       Fund      Fund
                                                                              ---------  --------  ---------  --------  ---------
Investment Income:
Dividends.................................................................... $  11,302  $  1,522  $   6,268  $     99  $    398
Dividends from affiliates....................................................       240        86        108        79        72
Interest.....................................................................        48        --         --        --        45
Securities lending...........................................................       314       191        499        13        30
Foreign tax withholding expense..............................................        --        --         --        --        --
                                                                              ---------  --------  ---------  --------  --------
  Total Investment Income....................................................    11,904     1,799      6,875       191       545
                                                                              ---------  --------  ---------  --------  --------
Expenses:
Investment advisory..........................................................     5,172     2,402      4,530       558     1,874
Administration...............................................................     1,293       601      1,133       112       312
Distribution -- Class B Shares...............................................       105        61        201        70        18
Shareholder servicing -- Class A Shares......................................       316        45        170        26        16
Shareholder servicing -- Class B Shares......................................        35        20         67        23         6
Shareholder servicing -- Trust Shares........................................       759       411        707        54       221
Accounting...................................................................       153        68        134        18        40
Custodian....................................................................       178        83        156        15        43
Transfer agent...............................................................       243       103        233        90        75
Registration and filing......................................................        16        34         30        72         8
Other........................................................................       139        62        122        15        32
                                                                              ---------  --------  ---------  --------  --------
  Total expenses before fee reductions.......................................     8,409     3,890      7,483     1,053     2,645
  Expenses reduced by:
    Investment Advisor.......................................................       (49)      (35)      (304)      (34)     (170)
    Administrator............................................................       (15)     (155)      (289)      (37)      (83)
    Transfer Agent...........................................................        --        --         --       (22)       (7)
    Distributor..............................................................      (253)     (137)      (236)      (18)      (74)
    Fund Accountant..........................................................       (22)      (10)       (19)       (2)       (5)
                                                                              ---------  --------  ---------  --------  --------
  Net Expenses...............................................................     8,070     3,553      6,635       940     2,306
                                                                              ---------  --------  ---------  --------  --------
Net Investment Income (Loss).................................................     3,834    (1,754)       240      (749)   (1,761)
                                                                              ---------  --------  ---------  --------  --------
Realized/Unrealized Gains/(Losses) from Investments
Net realized gains/(losses) from investment transactions and futures.........    44,820   (58,901)    31,495    (5,295)  (28,063)
Net realized gain from option contracts......................................        --        --         --        --        --
Realized gain distributions from underlying funds............................        --        --         --        --        --
Change in unrealized appreciation/depreciation from investments, futures, and
 translation of assets and liabilities denominated in foreign currencies.....  (270,953)  (26,541)  (170,150)   (7,918)  (25,781)
                                                                              ---------  --------  ---------  --------  --------
Net realized/unrealized gains/(losses) from investments......................  (226,133)  (84,442)  (138,655)  (13,213)  (53,844)
                                                                              ---------  --------  ---------  --------  --------
Change in net assets resulting from operations............................... $(222,299) $(87,196) $(138,415) $(13,962) $(55,605)
                                                                              =========  ========  =========  ========  ========

(a)Represents realized gains/(losses) from investment transactions with affiliates.


                      See notes to financial statements.

For the year ended July 31, 2002


                                                                  AMSOUTH FUNDS
                                                       Statements of Operations
                                                         (amounts in thousands)


                                                                                                Strategic
                                                      Strategic                   Strategic    Portfolios:
                                                     Portfolios:    Strategic    Portfolios:    Moderate
 Equity              Select  Enhanced                Aggressive    Portfolios:    Growth &      Growth &
 Income   Balanced   Equity   Market   International   Growth        Growth        Income        Income
  Fund      Fund      Fund     Fund     Equity Fund   Portfolio     Portfolio     Portfolio     Portfolio
--------  --------  -------  --------  ------------- -----------   -----------   -----------   -----------
$  2,480  $  1,401  $   246  $    635    $  3,518      $    --       $    --      $     --       $    --
      14        75        5        20          --          106           339         2,079           716
     112     4,827       --         1         160           --            --            --            --
      30        43       --         6          --           --            --            --            --
      --        --       --        --        (451)          --            --            --            --
--------  --------  -------  --------    --------      -------       -------      --------       -------
   2,636     6,346      251       662       3,227          106           339         2,079           716
--------  --------  -------  --------    --------      -------       -------      --------       -------
     948     1,299      115       202       2,008           49            40           158            46
     237       325       29        90         321           49            40           158            46
     185        97       23        87           4            5            15            14             9
      90       172        9        55           8           16            11            33             7
      62        32        8        29           1            2             5             5             3
      87       121       12        17         235           26            21            96            28
      29        45        5        31          44            6             5            19             5
      33        45        4        12         153            7             6            22             6
      82       129       47        68          55           71            54            73            59
      15         9        8        10          30           30            30            10            17
      27        36        3        12          27            7             4            17             9
--------  --------  -------  --------    --------      -------       -------      --------       -------
   1,795     2,310      263       613       2,886          268           231           605           235
      (4)      (17)      (1)       (5)       (375)         (25)          (20)          (79)          (23)
     (60)      (87)      (8)      (24)        (80)         (25)          (20)           --           (23)
     (12)       (6)     (28)      (23)         (6)         (26)          (27)          (18)          (27)
     (29)      (40)      (4)       (6)        (78)         (16)          (13)          (47)          (14)
      (5)       (6)      --        (2)         (5)          (1)           (1)           (3)           (1)
--------  --------  -------  --------    --------      -------       -------      --------       -------
   1,685     2,154      222       553       2,342          175           150           458           147
--------  --------  -------  --------    --------      -------       -------      --------       -------
     951     4,192       29       109         885          (69)          189         1,621           569
--------  --------  -------  --------    --------      -------       -------      --------       -------
 (15,634)    4,299    1,307    (4,213)    (40,007)      (4,149)(a)    (2,443)(a)    (7,726)(a)    (1,263)(a)
     425        --       --        --          --           --            --            --            --
      --        --       --        --          --          939           470         1,498           472
  (4,741)  (21,559)  (1,988)   (7,436)     10,232       (3,549)       (1,623)       (3,832)       (1,645)
--------  --------  -------  --------    --------      -------       -------      --------       -------
 (19,950)  (17,260)    (681)  (11,649)    (29,775)      (6,759)       (3,596)      (10,060)       (2,436)
--------  --------  -------  --------    --------      -------       -------      --------       -------
$(18,999) $(13,068) $  (652) $(11,540)   $(28,890)     $(6,828)      $(3,407)     $ (8,439)      $(1,867)
========  ========  =======  ========    ========      =======       =======      ========       =======


                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Operations
 (amounts in thousands)


                                               For the year ended July 31, 2002



                                                                         Limited              Limited
                                                                          Term    Government Term U.S.  Municipal
                                                                  Bond    Bond      Income   Government   Bond
                                                                  Fund    Fund       Fund       Fund      Fund
                                                                -------  -------  ---------- ---------- ---------
Investment Income:
Dividends...................................................... $    --  $    --   $   172     $   43    $   180
Dividends from affiliates......................................     136       44        82         24          4
Interest.......................................................  35,850    9,468    16,768      1,954     18,091
Securities lending.............................................     395       38       105          5         --
                                                                -------  -------   -------     ------    -------
  Total Investment Income......................................  36,381    9,550    17,127      2,026     18,275
                                                                -------  -------   -------     ------    -------
Expenses:
Investment advisory............................................   4,214    1,115     1,943        291      2,562
Administration.................................................   1,297      343       598         89        788
Distribution -- Class B Shares (a).............................      67       38        19         16         20
Shareholder servicing -- Class A Shares (b)....................      65       34        17          9         26
Shareholder servicing -- Class B Shares (a)....................      22       13         6          5          7
Shareholder servicing -- Trust Shares (c)......................     920      229       434         59        572
Accounting.....................................................     166       50        87         17        110
Custodian......................................................     178       47        82         12        108
Transfer agent.................................................     176       63        77         46         81
Registration and filing........................................       9        6        18         30          7
Other..........................................................     128       37        67         11         85
                                                                -------  -------   -------     ------    -------
  Total expenses before fee reductions.........................   7,242    1,975     3,348        585      4,366
  Expenses reduced by:
    Investment Advisor.........................................    (998)    (267)     (464)       (72)      (986)
    Administrator..............................................    (332)     (89)     (154)       (24)      (198)
    Transfer Agent.............................................      --       (4)       --        (23)        --
    Distributor................................................    (307)     (76)     (145)       (20)      (191)
    Fund Accountant............................................     (22)      (6)      (10)        (1)       (13)
                                                                -------  -------   -------     ------    -------
  Net Expenses.................................................   5,583    1,533     2,575        445      2,978
                                                                -------  -------   -------     ------    -------
Net Investment Income (Loss)...................................  30,798    8,017    14,552      1,581     15,297
                                                                -------  -------   -------     ------    -------
Realized/Unrealized Gains/(Losses) from Investments
Net realized gains/(losses) from investment transactions.......   9,340      197       664        (17)       757
Change in unrealized appreciation/depreciation from investments  12,107    2,872     5,396        689      7,520
                                                                -------  -------   -------     ------    -------
Net realized/unrealized gains/(losses) from investments........  21,447    3,069     6,060        672      8,277
                                                                -------  -------   -------     ------    -------
Change in net assets resulting from operations................. $52,245  $11,086   $20,612     $2,253    $23,574
                                                                =======  =======   =======     ======    =======

(a)Represents Class III Shares for the Institutional Prime Obligations Money Market.
(b)Represents Class II Shares for the Institutional Prime Obligations Money Market.
(c)Represents Class I Shares for the Institutional Prime Obligations Money
   Market.


                      See notes to financial statements.

For the year ended July 31, 2002


                                                                  AMSOUTH FUNDS
                                                       Statements of Operations
                                                         (amounts in thousands)


                                                                         Institutional
                                              U.S.   Treasury                Prime
                      Limited Term  Prime   Treasury Reserve  Tax-Exempt  Obligations
 Florida   Tennessee   Tennessee    Money    Money    Money     Money        Money
Tax-Exempt Tax-Exempt  Tax-Exempt   Market   Market   Market    Market      Market
   Fund       Fund        Fund       Fund     Fund     Fund      Fund        Fund
---------- ---------- ------------ -------  -------- -------- ---------- -------------

  $   27     $   21       $  5     $    --   $   --   $   --    $  160      $    --
       3         10          4          --       --       --        --            1
   2,760      2,303        439      31,364    6,423    7,804     3,167       16,116
      --         --         --          --       11       10        --           --
  ------     ------       ----     -------   ------   ------    ------      -------
   2,790      2,334        448      31,364    6,434    7,814     3,327       16,117
  ------     ------       ----     -------   ------   ------    ------      -------

     401        370         81       5,413    1,086    1,333       792        1,375
     123        114         25       2,707      543      666       396          687
      15         12          4          19       --       --        --          984
       9          8         30       1,454      258      218       102          707
       5          4          1           6       --       --        --           --
      84         78         --       1,154      252      369       236           --
      22         19          6         287       64       71        50          158
      17         16          3         372       75       92        54          189
      44         45         27         303      165       79        40          133
       2         30         29          19       22       24        38            4
      16         16          4         298       77       98        45          115
  ------     ------       ----     -------   ------   ------    ------      -------
     738        712        210      12,032    2,542    2,950     1,753        4,352

    (155)       (87)       (19)       (682)    (136)    (188)     (297)        (894)
     (62)       (30)       (13)     (1,353)      --     (333)       --           --
     (21)       (21)       (18)         --       --       --        --           --
     (28)       (26)        --        (385)     (84)    (123)      (79)          --
      (2)        (2)        --         (45)      (9)     (12)       (7)         (25)
  ------     ------       ----     -------   ------   ------    ------      -------
     470        546        160       9,567    2,313    2,294     1,370        3,433
  ------     ------       ----     -------   ------   ------    ------      -------
   2,320      1,788        288      21,797    4,121    5,520     1,957       12,684
  ------     ------       ----     -------   ------   ------    ------      -------

     325        753        156          54       --       --        (9)          27
   1,156        627         55          --       --       --        --           --
  ------     ------       ----     -------   ------   ------    ------      -------
   1,481      1,380        211          54       --       --        (9)          27
  ------     ------       ----     -------   ------   ------    ------      -------
  $3,801     $3,168       $499     $21,851   $4,121   $5,520    $1,948      $12,711
  ======     ======       ====     =======   ======   ======    ======      =======


                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Changes in Net Assets
 (amounts in thousands)



                                                              Year Ended Year Ended Year Ended Year Ended Year Ended   Year Ended
                                                               July 31,   July 31,   July 31,   July 31,   July 31,     July 31,
                                                                 2002       2001       2002       2001       2002         2001
                                                              ---------- ---------- ---------- ---------- ----------   ----------

                                                                   Value Fund        Capital Growth Fund     Large Cap Fund
                                                              --------------------  --------------------  ------------------------
Net Assets, Beginning of Period.............................. $ 688,970   $614,008   $327,718   $321,847  $ 616,343    $ 799,861
                                                              ---------   --------   --------   --------  ---------    ---------
Operations:
  Net investment income (loss)...............................     3,834      4,622     (1,754)    (1,772)       240         (394)
  Net realized gains (losses) from investment transactions
   and option contracts......................................    44,820     95,732    (58,901)   (32,670)    31,495       53,004
  Change in unrealized appreciation/depreciation from
   investments...............................................  (270,953)    25,846    (26,541)   (44,201)  (170,150)    (133,341)
                                                              ---------   --------   --------   --------  ---------    ---------
  Change in net assets resulting from operations.............  (222,299)   126,200    (87,196)   (78,643)  (138,415)     (80,731)
                                                              ---------   --------   --------   --------  ---------    ---------
Dividends to:
Class A Shareholders:
  From net investment income.................................      (630)      (353)        --         --        (17)          --
  From net realized gains from investment transactions.......   (10,776)    (5,678)        --     (1,143)    (4,137)     (12,126)
Class B Shareholders:
  From net investment income.................................        (8)       (16)        --         --         --           --
  From net realized gains from investment transactions.......    (1,102)    (1,012)        --       (798)    (1,616)      (3,952)
Trust Class Shareholders:
  From net investment income.................................    (3,128)    (4,657)        --         --       (325)         (17)
  From net realized gains from investment transactions.......   (43,798)   (73,415)        --    (25,149)   (28,167)     (96,106)
                                                              ---------   --------   --------   --------  ---------    ---------
Change in net assets from dividends to shareholders..........   (59,442)   (85,131)        --    (27,090)   (34,262)    (112,201)
                                                              ---------   --------   --------   --------  ---------    ---------
Change in net assets from capital share transactions.........   123,351     33,893     26,874    111,604     29,345        9,414
                                                              ---------   --------   --------   --------  ---------    ---------
Change in net assets.........................................  (158,390)    74,962    (60,322)     5,871   (143,332)    (183,518)
                                                              ---------   --------   --------   --------  ---------    ---------
Net Assets, End of Period.................................... $ 530,580   $688,970   $267,396   $327,718  $ 473,011    $ 616,343
                                                              =========   ========   ========   ========  =========    =========

                                                               Select Equity Fund   Enhanced Market Fund  International Equity Fund
                                                              --------------------  --------------------  ------------------------
Net Assets, Beginning of Period.............................. $  11,294   $  8,327   $ 53,848   $ 69,272  $ 148,945    $ 107,428
                                                              ---------   --------   --------   --------  ---------    ---------
Operations:
  Net investment income (loss)...............................        29          6        109         93        885          765
  Net realized gains (losses) from investments, futures, and
   foreign currency transactions (a).........................     1,307       (148)    (4,213)     1,497    (40,007)      (4,238)
  Realized gain distributions from underlying funds..........        --         --         --         --         --           --
  Change in unrealized appreciation/depreciation from
   investments, futures, and translation of assets and
   liabilities in foreign currencies.........................    (1,988)     2,462     (7,436)   (11,257)    10,232      (26,049)
                                                              ---------   --------   --------   --------  ---------    ---------
  Change in net assets resulting from operations.............      (652)     2,320    (11,540)    (9,667)   (28,890)     (29,522)
                                                              ---------   --------   --------   --------  ---------    ---------
Dividends to:
Class A Shareholders:
  From net investment income.................................        (8)        (3)       (66)       (44)        --           (4)
  From net realized gains from investment transactions.......        --         --       (312)      (287)        --          (58)
Class B Shareholders:
  From net investment income.................................        (1)        --         (3)       (21)        --           --
  From net realized gains from investment transactions.......        --         --       (168)      (260)        --          (18)
Trust Class Shareholders:
  From net investment income.................................       (23)       (11)       (43)       (94)      (158)        (448)
  From net realized gains from investment transactions.......        --         --       (246)      (457)        --       (3,891)
                                                              ---------   --------   --------   --------  ---------    ---------
Change in net assets from dividends to shareholders..........       (32)       (14)      (838)    (1,163)      (158)      (4,419)
                                                              ---------   --------   --------   --------  ---------    ---------
Change in net assets from capital transactions...............     7,120        661     (8,560)    (4,594)    69,880       75,458
                                                              ---------   --------   --------   --------  ---------    ---------
Change in net assets.........................................     6,436      2,967    (20,938)   (15,424)    40,832       41,517
                                                              ---------   --------   --------   --------  ---------    ---------
Net Assets, End of Period.................................... $  17,730   $ 11,294   $ 32,910   $ 53,848  $ 189,777    $ 148,945
                                                              =========   ========   ========   ========  =========    =========

(a)Represents net realized gains/(losses) from investment transactions with affiliates for the Strategic Portfolios.


                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                            Statements of Changes in Net Assets
                                                         (amounts in thousands)


Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
 July 31,   July 31,   July 31,   July 31,   July 31,   July 31,   July 31,   July 31,
   2002       2001       2002       2001       2002       2001       2002       2001
---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------

    Mid Cap Fund         Small Cap Fund      Equity Income Fund       Balanced Fund
--------------------  --------------------  --------------------  --------------------
 $ 65,480   $ 88,144   $184,056   $173,242   $148,455   $174,475   $166,762   $195,820
 --------   --------   --------   --------   --------   --------   --------   --------
     (749)      (983)    (1,761)    (2,012)       951      2,044      4,192      5,243
   (5,295)   (17,839)   (28,063)   (30,693)   (15,209)   (18,316)     4,299     15,011
   (7,918)    (7,445)   (25,781)    12,883     (4,741)    (7,979)   (21,559)     3,005
 --------   --------   --------   --------   --------   --------   --------   --------
  (13,962)   (26,267)   (55,605)   (19,822)   (18,999)   (24,251)   (13,068)    23,259
 --------   --------   --------   --------   --------   --------   --------   --------
       --         --         --         --       (464)      (511)    (1,806)      (953)
       --         --         --       (901)        --         --     (1,970)    (3,214)
       --         --         --         --       (207)      (211)      (248)      (172)
       --         --         --       (326)        --         --       (332)      (668)
       --         --         --         --       (836)    (1,515)    (2,222)    (4,280)
       --         --         --    (16,743)        --         --     (2,428)   (12,951)
 --------   --------   --------   --------   --------   --------   --------   --------
       --         --         --    (17,970)    (1,507)    (2,237)    (9,006)   (22,238)
 --------   --------   --------   --------   --------   --------   --------   --------
   (5,765)     3,603     17,776     48,606    (46,263)       468     10,270    (30,079)
 --------   --------   --------   --------   --------   --------   --------   --------
  (19,727)   (22,664)   (37,829)    10,814    (66,769)   (26,020)   (11,804)   (29,058)
 --------   --------   --------   --------   --------   --------   --------   --------
 $ 45,753   $ 65,480   $146,227   $184,056   $ 81,686   $148,455   $154,958   $166,762
 ========   ========   ========   ========   ========   ========   ========   ========

Strategic Portfolios:                       Strategic Portfolios: Strategic Portfolios:
  Aggressive Growth   Strategic Portfolios:    Growth & Income      Moderate Growth &
      Portfolio         Growth Portfolio          Portfolio         Income Portfolio
--------------------  --------------------  --------------------  --------------------
 $ 25,092   $ 21,351   $ 20,739   $ 21,499   $ 83,069   $ 89,337   $ 21,726   $ 20,961
 --------   --------   --------   --------   --------   --------   --------   --------
      (69)       334        189        495      1,621      2,787        569        745
   (4,149)     1,011     (2,443)       169     (7,726)      (547)    (1,263)        59
      939        798        470        543      1,498      2,374        472        316
   (3,549)    (3,202)    (1,623)    (1,603)    (3,832)    (2,996)    (1,645)       (88)
 --------   --------   --------   --------   --------   --------   --------   --------
   (6,828)    (1,059)    (3,407)      (396)    (8,439)     1,618     (1,867)     1,032
 --------   --------   --------   --------   --------   --------   --------   --------
       --         (8)       (42)       (18)      (268)       (42)       (74)        (3)
     (453)       (54)      (149)       (49)      (368)       (16)       (63)        (2)
       --         (4)        (6)       (21)       (26)       (40)       (21)       (27)
      (48)       (39)       (57)       (80)       (58)       (94)       (24)       (38)
       --       (345)      (142)      (456)    (1,345)    (2,740)      (469)      (729)
   (1,157)    (2,158)      (437)    (1,262)    (1,874)    (5,462)      (389)      (885)
 --------   --------   --------   --------   --------   --------   --------   --------
   (1,658)    (2,608)      (833)    (1,886)    (3,939)    (8,394)    (1,040)    (1,684)
 --------   --------   --------   --------   --------   --------   --------   --------
    5,217      7,408      1,765      1,522        408        508      6,230      1,417
 --------   --------   --------   --------   --------   --------   --------   --------
   (3,269)     3,741     (2,475)      (760)   (11,970)    (6,268)     3,323        765
 --------   --------   --------   --------   --------   --------   --------   --------
 $ 21,823   $ 25,092   $ 18,264   $ 20,739   $ 71,099   $ 83,069   $ 25,049   $ 21,726
 ========   ========   ========   ========   ========   ========   ========   ========


                      See notes to financial statements.

 AMSOUTH FUNDS
 Statements of Changes in Net Assets
 (amounts in thousands)


                                                        Year Ended  Year Ended Year Ended  Year Ended  Year Ended Year Ended
                                                         July 31,    July 31,   July 31,    July 31,    July 31,   July 31,
                                                           2002        2001       2002        2001        2002       2001
                                                        ----------  ---------- ----------  ----------  ---------- ----------

                                                                                                            Government
                                                              Bond Fund           Limited Term Bond         Income Fund
                                                        --------------------   ----------------------  --------------------
Net Assets, Beginning of Period........................  $633,927    $514,686  $  167,793  $  187,051   $309,406   $363,041
                                                         --------    --------  ----------  ----------   --------   --------
Operations:
  Net investment income................................    30,798      32,897       8,017       9,869     14,552     18,510
  Net realized gains (losses) from investment
   transactions........................................     9,340       2,129         197         355        664      2,946
  Change in unrealized appreciation/depreciation from
   investments.........................................    12,107      31,821       2,872       7,097      5,396     14,200
                                                         --------    --------  ----------  ----------   --------   --------
  Change in net assets resulting from operations.......    52,245      66,847      11,086      17,321     20,612     35,656
                                                         --------    --------  ----------  ----------   --------   --------
Dividends to:
Class A Shareholders:
  From net investment income...........................    (1,263)       (618)       (667)       (420)      (353)      (320)
  From net realized gains from investment transactions.       (58)         --          --          --         --         --
  From tax return of capital...........................        --          --          --          --         (7)        --
Class B Shareholders:
  From net investment income...........................      (376)       (239)       (210)        (98)      (112)       (41)
  From net realized gains from investment transactions.       (22)         --          --          --         --         --
  From tax return of capital...........................        --          --          --          --         (2)        --
Trust Class Shareholders:
  From net investment income...........................   (31,417)    (32,336)     (7,591)     (9,609)   (15,084)   (18,578)
  From net realized gains from investment transactions.    (1,498)         --          --          --         --         --
  From tax return of capital...........................        --          --          --          --       (303)        --
                                                         --------    --------  ----------  ----------   --------   --------
Change in net assets from dividends to shareholders....   (34,634)    (33,193)     (8,468)    (10,127)   (15,861)   (18,939)
                                                         --------    --------  ----------  ----------   --------   --------
Change in net assets from capital share transactions...   (16,894)     85,587      14,528     (26,452)   (38,604)   (70,352)
                                                         --------    --------  ----------  ----------   --------   --------
Change in net assets...................................       717     119,241      17,146     (19,258)   (33,853)   (53,635)
                                                         --------    --------  ----------  ----------   --------   --------
Net Assets, End of Period..............................  $634,644    $633,927  $  184,939  $  167,793   $275,553   $309,406
                                                         ========    ========  ==========  ==========   ========   ========

                                                        Limited Term Tennessee          Prime              U.S. Treasury
                                                           Tax-Exempt Fund        Money Market Fund      Money Market Fund
                                                        --------------------   ----------------------  --------------------
Net Assets, Beginning of Period........................  $ 13,312    $ 15,778  $1,312,547  $1,377,764   $300,541   $298,689
                                                         --------    --------  ----------  ----------   --------   --------
Operations:
  Net investment income................................       288         424      21,797      69,006      4,121     14,224
  Net realized gains (losses) from investment
   transactions........................................       156          70          54          --         --         --
  Change in unrealized appreciation/depreciation from
   investments.........................................        55         374          --          --         --         --
                                                         --------    --------  ----------  ----------   --------   --------
  Change in net assets resulting from operations.......       499         868      21,851      69,006      4,121     14,224
                                                         --------    --------  ----------  ----------   --------   --------
Dividends to:
Class A Shareholders:*
  From net investment income...........................      (282)       (424)     (8,874)    (29,126)    (1,435)    (1,068)
Class B Shareholders:**
  From net investment income...........................        (9)         (7)        (18)        (46)        --         --
Trust Class Shareholders:***
  From net investment income...........................        --          --     (12,905)    (39,834)    (2,686)   (13,156)
                                                         --------    --------  ----------  ----------   --------   --------
  Change in net assets from dividends to shareholders..      (291)       (431)    (21,797)    (69,006)    (4,121)   (14,224)
                                                         --------    --------  ----------  ----------   --------   --------
Change in net assets from capital share transactions...    (2,591)     (2,903)     13,576     (65,217)   (33,165)     1,852
                                                         --------    --------  ----------  ----------   --------   --------
Change in net assets...................................    (2,383)     (2,466)     13,630     (65,217)   (33,165)     1,852
                                                         --------    --------  ----------  ----------   --------   --------
Net Assets, End of Period..............................  $ 10,929    $ 13,312  $1,326,177  $1,312,547   $267,376   $300,541
                                                         ========    ========  ==========  ==========   ========   ========

* Represents Class II for Institutional Prime Obligations Money Market Fund. ** Represents Class III for Institutional Prime Obligations Money Market Fund. ***Represents Class I for Institutional Prime Obligations Money Market Fund.


                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                            Statements of Changes in Net Assets
                                                         (amounts in thousands)


Year Ended  Year Ended Year Ended Year Ended Year Ended      Year Ended      Year Ended Year Ended
 July 31,    July 31,   July 31,   July 31,   July 31,        July 31,        July 31,   July 31,
   2002        2001       2002       2001       2002            2001            2002       2001
----------  ---------- ---------- ---------- ----------      ----------      ---------- ----------

    Limited Term             Municipal              Florida                        Tennessee
U.S. Government Fund         Bond Fund          Tax-Exempt Fund                 Tax-Exempt Fund
--------------------   --------------------  ------------------------------  --------------------
 $ 36,091    $ 41,817   $390,129   $394,916   $ 61,833        $ 65,261        $61,889    $69,133
 --------    --------   --------   --------   --------        --------        -------    -------
    1,581       1,778     15,297     15,802      2,320           2,445          1,788      2,426
      (17)         16        757        638        325              48            753        789
      689       1,398      7,520     15,672      1,156           2,088            627      1,589
 --------    --------   --------   --------   --------        --------        -------    -------
    2,253       3,192     23,574     32,112      3,801           4,581          3,168      4,804
 --------    --------   --------   --------   --------        --------        -------    -------
     (118)       (160)      (403)      (261)      (132)           (113)          (102)      (146)
       --          --        (10)        --         --              --             --         --
       --          --         --         --         --              --             --         --
      (59)        (20)       (85)       (37)       (57)            (26)           (38)       (32)
       --          --         (2)        --         --              --             --         --
       --          --         --         --         --              --             --         --
   (1,397)     (1,622)   (15,192)   (15,232)    (2,085)         (2,311)        (1,667)    (2,262)
       --          --       (339)        --         --              --             --         --
       --          --         --         --         --              --             --         --
 --------    --------   --------   --------   --------        --------        -------    -------
   (1,574)     (1,802)   (16,031)   (15,530)    (2,274)         (2,450)        (1,807)    (2,440)
 --------    --------   --------   --------   --------        --------        -------    -------
    5,570      (7,116)   (11,149)   (21,369)    (1,810)         (5,559)        (8,831)    (9,608)
 --------    --------   --------   --------   --------        --------        -------    -------
    6,249      (5,726)    (3,606)    (4,787)      (283)         (3,428)        (7,470)    (7,244)
 --------    --------   --------   --------   --------        --------        -------    -------
 $ 42,340    $ 36,091   $386,523   $390,129   $ 61,550        $ 61,833        $54,419    $61,889
 ========    ========   ========   ========   ========        ========        =======    =======

Treasury Reserve Money   Tax-Exempt Money    Institutional Prime Obligations
     Market Fund            Market Fund        Money Market Fund
--------------------   --------------------  ------------------------------
 $366,515    $424,447   $192,633   $193,134   $753,181        $434,053
 --------    --------   --------   --------   --------        --------
    5,520      19,899      1,957      5,881     12,684          29,262
       --          --         (9)        97         27              --
       --          --         --         --         --              --
 --------    --------   --------   --------   --------        --------
    5,520      19,899      1,948      5,978     12,711          29,262
 --------    --------   --------   --------   --------        --------
   (1,344)     (5,219)      (358)    (1,243)    (5,402)        (12,372)
       --          --         --         --     (2,954)         (6,899)
   (4,176)    (14,680)    (1,599)    (4,638)    (4,328)         (9,991)
 --------    --------   --------   --------   --------        --------
   (5,520)    (19,899)    (1,957)    (5,881)   (12,684)        (29,262)
 --------    --------   --------   --------   --------        --------
  (49,529)    (57,932)    13,919       (598)   (85,575)        319,128
 --------    --------   --------   --------   --------        --------
  (49,529)    (57,932)    13,910       (501)   (85,548)        319,128
 --------    --------   --------   --------   --------        --------
 $316,986    $366,515   $206,543   $192,633   $667,633        $753,181
 ========    ========   ========   ========   ========        ========


                      See notes to financial statements.

 AMSOUTH FUNDS
 Notes to Financial Statements
 July 31, 2002

1.  Organization:

   AmSouth Funds (the "Trust") was organized on October 1, 1987, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

   The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Value Fund, the AmSouth Capital Growth Fund, the AmSouth Large Cap Fund, the AmSouth Mid Cap Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Balanced Fund, the AmSouth Select Equity Fund, the AmSouth Enhanced Market Fund, the AmSouth International Equity Fund, the AmSouth Strategic Portfolios: Aggressive Growth Portfolio, the AmSouth Strategic Portfolios: Growth Portfolio, the AmSouth Strategic Portfolios: Growth and Income Portfolio, the AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, the AmSouth Bond Fund, the AmSouth Limited Term Bond Fund, the AmSouth Government Income Fund, the AmSouth Limited Term U.S. Government Fund, the AmSouth Municipal Bond Fund, the AmSouth Florida Tax-Exempt Fund, the AmSouth Tennessee Tax-Exempt Fund, the AmSouth Limited Term Tennessee Tax-Exempt Fund, (collectively, "the variable net asset funds"), the AmSouth Prime Money Market Fund, the AmSouth U.S. Treasury Money Market Fund, the AmSouth Treasury Reserve Money Market Fund, the AmSouth Tax-Exempt Money Market Fund and the AmSouth Institutional Prime Obligations Money Market Fund (collectively, "the money market funds")(collectively, "the Funds" and individually "a Fund").

2.  Reorganization:

   The shareholders of the AmSouth Growth Fund approved at a special meeting of the shareholders held on May 31, 2002, a Plan of Reorganization ("Plan") effective June 14, 2002. The Plan, which qualified as a tax-free exchange for federal income tax purposes, provided for the transfer of all of the assets of the AmSouth Growth Fund to the AmSouth Capital Growth Fund ("Capital Growth Fund") in exchange for Class A, Class B, and Trust shares of the Capital Growth Fund and the assumption by the Capital Growth Fund of all of the liabilities of the Growth Fund, followed by the dissolution and liquidation of the Growth Fund, and the distribution of shares of the Capital Growth Fund to the shareholders of the Growth Fund. The following is a summary of shares outstanding, net assets, net asset value per share, undistributed net realized losses, and unrealized depreciation immediately prior to and following the reorganization:

                                                                          After
                                            Before Reorganization     Reorganization
                                         ---------------------------  --------------
                                                          AmSouth        AmSouth
                                            AmSouth    Capital Growth Capital Growth
                                          Growth Fund       Fund           Fund
                                         ------------  -------------- --------------
Class A
   Shares...............................      506,684      1,850,537      2,185,527
   Net Assets........................... $  2,993,365   $ 16,535,726   $ 19,529,091
   Net Asset Value...................... $       5.91   $       8.94   $       8.94
Class B
   Shares...............................      538,764        855,452      1,214,419
   Net Assets........................... $  3,050,679   $  7,270,000   $ 10,320,679
   Net Asset Value...................... $       5.66   $       8.50   $       8.50
Trust
   Shares...............................      658,159     28,040,137     28,481,813
   Net Assets........................... $  3,938,993   $250,068,538   $254,007,531
   Net Asset Value...................... $       5.98   $       8.92   $       8.92
Unrealized Depreciation................. $ (2,848,645)  $ (8,051,059)  $(10,899,704)
Undistributed Realized Capital Loss..... $(15,840,137)  $(75,736,585)  $(91,576,722)

   The AmSouth Capital Growth Fund retained its investment objective and financial history after the reorganization.

3.  Significant Accounting Policies:

   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements

3.  Significant Accounting Policies (continued)

preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

   Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

   Bond and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trust's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges of over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

   The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Trust's Board of Trustees.

   Investments in investment companies are valued at their net asset values as reported by such companies.

   The differences between cost and market values of investments are reflected as unrealized appreciation or depreciation.

   Investments in restricted securities are valued by the Board of Trustees, or by procedures approved by the Board of Trustees, by considering pertinent factors, including the results of operations and the sales price of recent private placements in its common stock. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Securities Transactions and Related Income:

   Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Financial Futures Contracts:

   The Capital Growth, Large Cap, Mid Cap, Select Equity, Enhanced Market, International Equity, Bond, Limited Term Bond, and Tennessee Tax-Exempt Funds may invest in financial futures contracts for the purpose of hedging its existing portfolio securities, or securities that it intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by a Fund each day, depending on the daily fluctuations in the fair value of the underlying security. A Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

                                   Continued

 AMSOUTH FUNDS
 Notes to Financial Statements


3.  Significant Accounting Policies (continued)

Repurchase Agreements:

   The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers which AmSouth Investment Management Company, LLC ("AIMCO") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. All repurchase agreements are fully collateralized by various U.S. government securities.

Foreign Currency Translation:

   The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

   Reported net realized foreign exchange gains or losses arise from sales and maturities of fund securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Risks Associated with Foreign Securities and Currencies:

   Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

   Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Forward Currency Contracts:

   The International Equity Fund may enter into a forward currency contract ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

   Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held are recorded for financial reporting purposes as unrealized gains and losses by the Fund.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements


3.  Significant Accounting Policies (continued)

Financial Instruments:

   The Capital Growth Fund, Large Cap Fund, Mid Cap Fund, Equity Income Fund, Balanced Fund, Select Equity Fund, Enhanced Market Fund, International Equity Fund, and Bond Fund may write call options only on securities that are owned by the Fund ("covered calls"). A written call option gives a specified counter-party the right to require the writer of the option to deliver the agreed upon securities, at the agreed upon price, up until the expiration date specified in the contract. For this right, a premium is paid to the writer of the option. The premium received by the Fund for writing the option is booked as realized gains to the Fund. The risks associated with writing a covered call option are diminished compared to writing an uncovered call. The Fund does not bear the risk of having to purchase the securities in the open market at a price greater than the call price should the call option be exercised. Since the Fund owns the securities on which the call has been written, the Fund bears the risk of not receiving the fair market value of a security if the option is exercised. They would be required to sell the securities at the agreed upon price, which would presumably be lower than the fair market value of the securities if the option is exercised.

   The table below reflects the Equity Income Fund's activity in covered calls during the year ended July 31, 2002. The premiums received column represents the premiums paid by the option counterparties to the Fund in connection with entering into the covered calls.

Written option activities for the year ended July 31, 2002:

                                                 Covered Call Options
                                                 -------------------
                                                 Number of
                                                  Options   Premiums
                                                 Contracts  Received
                                                 --------- ---------
          Contracts outstanding at July 31, 2001     225   $  29,699
          Options written.......................   7,300   $ 537,856
          Options expired.......................  (6,185)  $(366,919)
          Options closed........................  (1,340)  $(200,636)
                                                  ------   ---------
          Contracts outstanding at July 31, 2002      --          --
                                                  ======   =========

Securities Lending:

   To generate additional income, the Funds may lend up to 33/1//\\3\\% of total assets pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

   When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

   There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of July 31, 2002, the following Funds had securities on loan (amounts in thousands):

                                   Continued

 AMSOUTH FUNDS
 Notes to Financial Statements


3.  Significant Accounting Policies (continued)

                                                               Market
                                                    Market    Value of
                                                   Value of    Loaned
                                                  Collateral Securities
         -                                        ---------- ----------
         Value Fund..............................  $ 99,293   $ 86,375
         Capital Growth Fund.....................    69,772     67,529
         Large Cap Fund..........................    51,735     50,140
         Mid Cap Fund............................     2,500      2,409
         Small Cap Fund..........................    21,672     20,705
         Equity Income Fund......................    17,598     17,206
         Balanced Fund...........................    36,610     35,603
         Enhanced Market Fund....................     1,907      1,836
         Bond Fund...............................   191,971    188,584
         Limited Term Bond Fund..................    51,562     50,629
         Government Income Fund..................    76,387     75,050
         Limited Term U.S. Government Fund.......     9,845      9,692
         U.S. Treasury Money Market Fund.........    76,253     76,001
         Treasury Reserve Money Market Fund......    93,520     93,023

   The loaned securities were collateralized by cash which was invested in U.S. government securities, commercial paper, investment companies, and repurchase agreements at July 31, 2002.

Dividends to Shareholders:

   Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds, except for the International Equity Fund, for which dividends are declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually.

   The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Total distributions paid from the Funds for financial reporting purposes do not differ materially from distributions for tax purposes for the year ended July 31, 2002.

Federal Income Taxes:

   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

   Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to all the Funds on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

   In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a material impact on the Funds.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements


4.  Purchases and Sales of Securities:

   Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 2002 were as follows (amounts in thousands):

                                                             Purchases  Sales
                                                             --------- --------
Value Fund.................................................. $401,293  $369,133
Capital Growth..............................................  349,912   334,914
Large Cap Equity............................................   61,868    69,042
Mid Cap Equity..............................................  112,083   113,527
Small Cap Fund..............................................  354,211   343,417
Equity Income Fund..........................................  184,828   229,749
Balanced Fund...............................................   56,106    52,538
Select Equity Fund..........................................   12,449     5,382
Enhanced Market Fund........................................   14,806    25,329
International Equity Fund...................................  308,651   248,470
Aggressive Growth Portfolio.................................   16,602    10,785
Growth Portfolio............................................   14,027    11,053
Growth and Income Portfolio.................................   55,384    52,387
Moderate Growth and Income Portfolio........................   21,406    14,367
Bond Fund...................................................  222,882   237,574
Limited Term Bond Fund......................................   51,377    48,606
Government Income Fund......................................   49,539    88,026
Limited Term U.S. Government Fund...........................   24,682    21,849
Municipal Bond Fund.........................................   43,852    37,429
Florida Tax-Exempt Fund.....................................    7,861    10,196
Tennessee Tax-Exempt Fund...................................   32,229    37,442
Limited Term Tennessee Tax-Exempt...........................   12,841    13,791

5.  Related Party Transactions:

   Under the terms of the investment advisory agreement, AIMCO, a separate, wholly owned subsidiary of AmSouth Bank ("AmSouth"), is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

                                                              Annual Fee as a
                                                           Percentage of Average
                                                             Daily Net Assets
                                                           ---------------------
Value Fund................................................         0.80%
Capital Growth............................................         0.80%
Large Cap.................................................         0.80%
Mid Cap Equity............................................         1.00%
Small Cap Fund............................................         1.20%
Equity Income Fund........................................         0.80%
Balanced Fund.............................................         0.80%
Select Equity Fund........................................         0.80%
Enhanced Market Fund......................................         0.45%
International Equity Fund.................................         1.25%
Aggressive Growth Portfolio...............................         0.20%
Growth Portfolio..........................................         0.20%
Growth and Income Portfolio...............................         0.20%
Moderate Growth and Income Portfolio......................         0.20%
Bond Fund.................................................         0.65%
Limited Term Bond Fund....................................         0.65%

                                   Continued

 AMSOUTH FUNDS
 Notes to Financial Statements


5.  Related Party Transactions (continued)

                                                              Annual Fee as a
                                                           Percentage of Average
                                                             Daily Net Assets
                                                           ---------------------
Government Income Fund....................................         0.65%
Limited Term U.S. Government Fund.........................         0.65%
Municipal Bond Fund.......................................         0.65%
Florida Tax-Exempt Fund...................................         0.65%
Tennessee Tax-Exempt Fund.................................         0.65%
Limited Term Tennessee Tax-Exempt Fund....................         0.65%
Prime Money Market Fund...................................         0.40%
U.S. Treasury Money Market Fund...........................         0.40%
Treasury Reserve Money Market Fund........................         0.40%
Tax-Exempt Money Market Fund..............................         0.40%
Institutional Prime Obligations Money Market Fund.........         0.20%

   AmSouth serves as Custodian for the Trust, with the exception of the International Equity Fund. Pursuant to the Custodian Agreement with the Trust, AmSouth receives compensation from each Fund for such services in an amount equal to an asset-based fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. Deutsche Bank serves the International Equity Fund as custodian.

   BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of the BISYS Group, Inc.

   ASO Services Company ("ASO"), a wholly owned subsidiary of the BISYS Group, Inc., serves the Funds as Administrator ("Administrator"). Under the terms of the administration agreement, the Administrator receives a fee computed based on an annual percentage of 0.20% of the average daily net assets of each of the Funds except the Institutional Prime Obligations Money Market Fund, which is 0.10%. AmSouth and BISYS Ohio, with whom certain officers and trustees of the Trust are affiliated, serve as the Funds' sub-administrators. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain Administration duties, for which AmSouth receives a fee, paid by the Administrator, based on a percentage of each Fund's daily average net assets. ASO also serves the Funds as Fund Accountant for whom ASO receives a fee based on a percentage of each Fund's average daily net assets.

   Pursuant to its agreement with the Administrator, BISYS Ohio, as sub-administrator, is entitled to compensation as mutually agreed upon from time to time by it and the Administrator. BISYS serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended July 31, 2002, BISYS received $3,410,101 from commissions earned on sales of shares of the Funds' variable net asset value funds. BISYS reallowed $7,583 to affiliated broker dealers of the Fund's shares. BISYS receives no fees from the Funds for providing distribution services to the Funds.

   BISYS Ohio, serves the Funds as Transfer Agent. Under the terms of the Transfer Agent Agreement, BISYS Ohio, receives a fee based on a percentage of each Fund's average daily net assets, plus out of pocket charges.

   Class A and Trust Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum rate of 0.25% of the Class A Shares and 0.15% of the Trust Shares of the average daily net assets of each of the Funds.

   Class B Shares, Class II Shares and Class III Shares of the Trust are subject to a Distribution and Shareholder Servicing Plan (the "Distribution Plan") permitting payment of compensation to a participating organization as payment for its services or expenses in connection with distribution assistance of the Funds' Class B Shares, Class II Shares, and Class III Shares to the participating organizations customers. Each Fund has entered into a specific arrangement with BISYS for the provision of such

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements


5.  Related Party Transactions (continued)

services and pays BISYS for its cost of providing such services, subject to a maximum rate of 1.00% of the average daily net assets of the Class B Shares of each of the Funds, which includes a Shareholder Servicing Fee of 0.25% of the average daily net assets of the Class B Shares of each Fund. Class II Shares and Class III Shares are subject to a maximum rate of 0.25% and 0.50% of daily average net assets, respectively, for such services.

   BISYS Ohio also served the Funds as administrator for Securities Lending, and for the period ended June 30, 2002, received $425,329 in fees for its services. Effective July 1, 2002, the Bank of New York serves as the administrator for Securities Lending.

6.  Concentration of Credit Risk:

   The Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund invest substantially all of their assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Tennessee, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Tennessee's economic, regional, and political developments.

   The Florida Tax-Exempt Fund invests substantially all of its assets in a non-diversified portfolio of tax-exempt debt obligations primarily consisting of securities issued by the State of Florida, its municipalities, counties and other taxing districts. The issuers' abilities to meet their obligations may be affected by Florida's economic, regional, and political developments.

   The Municipal Bond Fund invests a large portion of its assets in tax-exempt debt obligations issued by the State of Alabama, its municipalities, counties, and other taxing districts. The issuers' abilities to meet their obligations may be affected by Alabama's economic, regional, and political developments.

7.  Capital Share Transactions:

   The Trust has issued three classes of Fund shares: Class A Shares, Trust Shares, and Class B Shares in the Prime Money Market Fund and the variable net asset funds. The Trust has issued three classes of fund shares in the Institutional Prime Obligations Money Market Fund: Class I, Class II and Class
III. The Trust has issued two classes of Fund shares: Class A and Class B Shares in the Limited Term Tennessee Tax-Exempt Fund and Class A Shares and Trust Shares in the other money market funds. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements


7.  Capital Share Transactions (continued)

                                                                         CAPITAL TRANSACTIONS (amounts in thousands):
                            -------------------------------------------------------------------------------------------
                                         Class A Shares:                         Class B Shares:
                            ----------------------------------------  -------------------------------------  ----------

                             Proceeds                                 Proceeds                                Proceeds
                               from                Cost of    Total     from                Cost of   Total     from
                              shares    Dividends   shares   Class A   shares    Dividends   shares  Class B   shares
                              issued    reinvested redeemed  Shares    issued    reinvested redeemed Shares    issued
                            --------    ---------- --------  -------  --------   ---------- -------- ------- --------
Value Fund
  Year Ended July 31, 2002. $ 55,652      10,874    (26,570)  39,956   11,633      1,064     (2,952)  9,745  187,113
  Year Ended July 31, 2001. $ 75,760       5,314    (16,930)  64,144    2,982        977     (2,052)  1,907  169,530(a)
Capital Growth Fund
  Year Ended July 31, 2002. $ 63,690(b)       --    (62,591)   1,099    4,235(c)      --     (2,167)  2,068  114,640(d)
  Year Ended July 31, 2001. $ 60,744       1,060    (52,195)   9,609    3,972        704     (1,553)  3,123  156,398
Large Cap Fund
  Year Ended July 31, 2002. $ 32,795       3,488    (25,199)  11,084    7,098      1,482     (6,393)  2,187   83,707
  Year Ended July 31, 2001. $ 43,006      10,043    (45,828)   7,221   11,911      3,613     (4,590) 10,934   83,513
Mid Cap Fund
  Year Ended July 31, 2002. $  2,640          --     (4,320)  (1,680)   1,036         --     (2,906) (1,870)  40,396
  Year Ended July 31, 2001. $104,956          --   (100,350)   4,606    5,046         --     (2,156)  2,890   22,470
Small Cap Fund
  Year Ended July 31, 2002. $ 23,941          --    (24,892)    (951)     693         --       (759)    (66) 108,660
  Year Ended July 31, 2001. $128,298         725   (126,966)   2,057    1,529        303       (772)  1,060   81,137
Equity Income Fund
  Year Ended July 31, 2002. $ 12,374         384    (23,103) (10,345)   1,970        184     (7,525) (5,371)   7,761
  Year Ended July 31, 2001. $ 97,599         395    (89,043)   8,951   11,721        188     (6,345)  5,564   30,234
Balanced Fund
  Year Ended July 31, 2002. $ 36,964       3,681    (16,459)  24,186   12,662        538     (3,453)  9,747   15,330
  Year Ended July 31, 2001. $ 36,618       4,005     (7,226)  33,397    3,026        791     (1,941)  1,876   27,158
Select Equity Fund
  Year Ended July 31, 2002. $  2,927           8       (913)   2,022    4,276          1       (779)  3,498    1,932
  Year Ended July 31, 2001. $    973           3     (1,428)    (452)     939         --       (267)    672      455
Enhanced Market Fund
  Year Ended July 31, 2002. $  6,196         350     (7,540)    (994)   1,458        158     (3,392) (1,776)  10,828
  Year Ended July 31, 2001. $ 12,063         285     (5,181)   7,167    2,920        258     (3,629)   (451)   7,190
International Equity Fund
  Year Ended July 31, 2002. $ 23,798          --    (22,173)   1,625      245         --       (193)     52  365,870
  Year Ended July 31, 2001. $ 24,793          51    (23,561)   1,283      195         16       (138)     73  130,169
Aggressive Growth Portfolio
  Year Ended July 31, 2002. $  8,969         450     (1,213)   8,206      654         48        (68)    634    4,578
  Year Ended July 31, 2001. $  1,378          57       (444)     991       88         43        (76)     55   11,576
Growth Portfolio
  Year Ended July 31, 2002. $  4,690         188       (579)   4,299      954         62       (414)    602    2,444
  Year Ended July 31, 2001. $    446          66       (206)     306      606         99       (100)    605    3,450
Growth & Income Portfolio
  Year Ended July 31, 2002. $ 13,493         635     (4,314)   9,814      666         80       (485)    261    9,646
  Year Ended July 31, 2001. $  6,905          58       (623)   6,340      292        113       (244)    161   13,644




                                                           Total net
                                                            increase
                                       Cost of    Total    (decrease)
                            Dividends   shares    Trust   from capital
                            reinvested redeemed   Shares  transactions
                            ---------- --------  -------  ------------
Value Fund
  Year Ended July 31, 2002.   22,992   (136,455)  73,650    $123,351
  Year Ended July 31, 2001.   22,238   (223,926) (32,158)   $ 33,893
Capital Growth Fund
  Year Ended July 31, 2002.       --    (90,933)  23,707    $ 26,874
  Year Ended July 31, 2001.   18,101    (75,627)  98,872    $111,604
Large Cap Fund
  Year Ended July 31, 2002.   20,143    (87,776)  16,074    $ 29,345
  Year Ended July 31, 2001.   64,827   (157,081)  (8,741)   $  9,414
Mid Cap Fund
  Year Ended July 31, 2002.       --    (42,611)  (2,215)   $ (5,765)
  Year Ended July 31, 2001.       --    (26,363)  (3,893)   $  3,603
Small Cap Fund
  Year Ended July 31, 2002.       --    (89,867)  18,793    $ 17,776
  Year Ended July 31, 2001.    8,763    (44,411)  45,489    $ 48,606
Equity Income Fund
  Year Ended July 31, 2002.      259    (38,567) (30,547)   $(46,263)
  Year Ended July 31, 2001.      331    (44,612) (14,047)   $    468
Balanced Fund
  Year Ended July 31, 2002.    3,747    (42,740) (23,663)   $ 10,270
  Year Ended July 31, 2001.    5,486    (97,996) (65,352)   $(30,079)
Select Equity Fund
  Year Ended July 31, 2002.       19       (351)   1,600    $  7,120
  Year Ended July 31, 2001.       11        (25)     441    $    661
Enhanced Market Fund
  Year Ended July 31, 2002.      172    (16,790)  (5,790)   $ (8,560)
  Year Ended July 31, 2001.      235    (18,735) (11,310)   $ (4,594)
International Equity Fund
  Year Ended July 31, 2002.       52   (297,719)  68,203    $ 69,880
  Year Ended July 31, 2001.    2,396    (58,463)  74,102    $ 75,458
Aggressive Growth Portfolio
  Year Ended July 31, 2002.    1,140     (9,341)  (3,623)   $  5,217
  Year Ended July 31, 2001.    2,295     (7,509)   6,362    $  7,408
Growth Portfolio
  Year Ended July 31, 2002.      559     (6,139)  (3,136)   $  1,765
  Year Ended July 31, 2001.    1,287     (4,126)     611    $  1,522
Growth & Income Portfolio
  Year Ended July 31, 2002.    3,144    (22,457)  (9,667)   $    408
  Year Ended July 31, 2001.    6,995    (26,632)  (5,993)   $    508

--------
(a)Proceeds from Shares Issued include $23,684 in connection with AmSouth Common Trust Fund Conversion.
(b)Proceeds from Shares Issued include $2,993 in connection with AmSouth Growth Fund Merger.
(c)Proceeds from Shares Issued include $3,051 in connection with AmSouth Growth Fund Merger.
(d)Proceeds from Shares Issued include $3,939 in connection with AmSouth Growth Fund Merger.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements


                                                                     SHARE TRANSACTIONS (amounts in thousands):
                            ------------------------------------------------------------------------------------
                                       Class A Shares:                      Class B Shares:
                            ------------------------------------  -----------------------------------  ---------


                                                           Total                                Total
                                                          Class A                              Class B
                             Issued   Reinvested Redeemed Shares   Issued  Reinvested Redeemed Shares   Issued
                            ------    ---------- -------- ------- ------   ---------- -------- ------- ------
Value Fund
  Year Ended July 31, 2002.  3,029       628      (1,580)  2,077    659        62       (188)    533   11,533
  Year Ended July 31, 2001.  3,805       292        (859)  3,238    151        54       (103)    102    9,092(a)
Capital Growth Fund
  Year Ended July 31, 2002.  6,684(b)     --      (6,419)    265    539(c)     --       (245)    294   12,204(d)
  Year Ended July 31, 2001.  4,871        76      (4,089)    858    321        53       (129)    245   12,384
Large Cap Fund
  Year Ended July 31, 2002.  1,717       178      (1,334)    561    371        78       (352)     97    4,371
  Year Ended July 31, 2001.  1,780       407      (1,920)    267    522       149       (202)    469    3,546
Mid Cap Fund
  Year Ended July 31, 2002.    242        --        (405)   (163)    96        --       (279)   (183)   3,652
  Year Ended July 31, 2001.  7,497        --      (7,149)    348    330        --       (155)    175    1,553
Small Cap Fund
  Year Ended July 31, 2002.  2,829        --      (2,937)   (108)    85        --        (95)    (10)  12,942
  Year Ended July 31, 2001. 10,745        65     (10,657)    153    132        28        (71)     89    7,197
Equity Income Fund
  Year Ended July 31, 2002.  1,051        32      (2,006)   (923)   166        15       (667)   (486)     659
  Year Ended July 31, 2001.  7,143        29      (6,448)    724    824        13       (472)    365    2,096
Balanced Fund
  Year Ended July 31, 2002.  3,078       311      (1,407)  1,982  1,071        46       (301)    816    1,270
  Year Ended July 31, 2001.  2,898       332        (576)  2,654    246        66       (155)    157    2,206
Select Equity Fund
  Year Ended July 31, 2002.    252         1         (79)    174    374        --        (71)    303      167
  Year Ended July 31, 2001.     92        --        (143)    (51)    87        --        (27)     60       43
Enhanced Market Fund
  Year Ended July 31, 2002.    568        31        (702)   (103)   134        14       (319)   (171)     963
  Year Ended July 31, 2001.    974        21        (388)    607    218        19       (280)    (43)     517
International Equity Fund
  Year Ended July 31, 2002.  2,845        --      (2,625)    220     30        --        (23)      7   42,983
  Year Ended July 31, 2001.  2,346         4      (2,212)    138     18         1        (12)      7   12,408
Aggressive Growth Portfolio
  Year Ended July 31, 2002.  1,028        52        (145)    935     74         6         (9)     71      527
  Year Ended July 31, 2001.    138         5         (44)     99      9         4         (7)      6    1,084
Growth Portfolio
  Year Ended July 31, 2002.    528        22         (69)    481    110         7        (50)     67      280
  Year Ended July 31, 2001.     47         7         (22)     32     64        10        (10)     64      351
Growth & Income Portfolio
  Year Ended July 31, 2002.  1,466        70        (487)  1,049     71         9        (57)     23    1,053
  Year Ended July 31, 2001.    700         6         (63)    643     30        11        (24)     17    1,330




                                                         Total net
                                                          increase
                                                Total    (decrease)
                                                Trust    from share
                            Reinvested Redeemed Shares  transactions
                            ---------- -------- ------  ------------
Value Fund
  Year Ended July 31, 2002.   1,331     (7,697)  5,167      7,777
  Year Ended July 31, 2001.   1,226    (11,236)   (918)     2,422
Capital Growth Fund
  Year Ended July 31, 2002.      --     (9,367)  2,837      3,396
  Year Ended July 31, 2001.   1,314     (6,116)  7,582      8,685
Large Cap Fund
  Year Ended July 31, 2002.   1,026     (4,505)    892      1,550
  Year Ended July 31, 2001.   2,615     (6,293)   (132)       604
Mid Cap Fund
  Year Ended July 31, 2002.      --     (3,862)   (210)      (556)
  Year Ended July 31, 2001.      --     (1,919)   (366)       157
Small Cap Fund
  Year Ended July 31, 2002.      --    (10,553)  2,389      2,271
  Year Ended July 31, 2001.     783     (3,941)  4,039      4,281
Equity Income Fund
  Year Ended July 31, 2002.      22     (3,262) (2,581)    (3,990)
  Year Ended July 31, 2001.      24     (3,310) (1,190)      (101)
Balanced Fund
  Year Ended July 31, 2002.     316     (3,548) (1,962)       836
  Year Ended July 31, 2001.     454     (7,782) (5,122)    (2,311)
Select Equity Fund
  Year Ended July 31, 2002.       2        (31)    138        615
  Year Ended July 31, 2001.       1         (2)     42         51
Enhanced Market Fund
  Year Ended July 31, 2002.      15     (1,497)   (519)      (793)
  Year Ended July 31, 2001.      18     (1,434)   (899)      (335)
International Equity Fund
  Year Ended July 31, 2002.       6    (34,647)  8,342      8,569
  Year Ended July 31, 2001.     216     (5,769)  6,855      7,000
Aggressive Growth Portfolio
  Year Ended July 31, 2002.     131     (1,092)   (434)       572
  Year Ended July 31, 2001.     213       (721)    576        681
Growth Portfolio
  Year Ended July 31, 2002.      64       (696)   (352)       196
  Year Ended July 31, 2001.     129       (419)     61        157
Growth & Income Portfolio
  Year Ended July 31, 2002.     343     (2,437) (1,041)        31
  Year Ended July 31, 2001.     693     (2,662)   (639)        21

--------
(a)Shares Issued include 1,283 in connection with AmSouth Common Trust
   Conversion.
(b)Shares Issued include 335 in connection with AmSouth Growth Fund Merger.
(c)Shares Issued include 359 in connection with AmSouth Growth Fund Merger.
(d)Shares Issued include 442 in connection with AmSouth Growth Fund Merger.

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements


7.  Capital Share Transactions (continued)

                                         ------------------------------------
                                                   Class A Shares:
                                         -----------------------------------

                                         Proceeds
                                           from              Cost of   Total
                                          shares  Dividends   shares  Class A
                                          issued  reinvested redeemed Shares
                                         -------- ---------- -------- -------
Moderate Growth & Income Portfolio
  Year Ended July 31, 2002.............. $ 7,077      136       (771)  6,442
  Year Ended July 31, 2001.............. $   214        4        (32)    186
Bond Fund
  Year Ended July 31, 2002.............. $56,327    1,126    (39,185) 18,268
  Year Ended July 31, 2001.............. $11,752      477     (5,478)  6,751
Limited Term Bond Fund
  Year Ended July 31, 2002.............. $31,115      590    (19,060) 12,645
  Year Ended July 31, 2001.............. $ 4,178      310     (2,803)  1,685
Government Income Fund
  Year Ended July 31, 2002.............. $11,811      268     (9,054)  3,025
  Year Ended July 31, 2001.............. $ 3,268      185     (3,955)   (502)
Limited Term U.S. Government Income Fund
  Year Ended July 31, 2002.............. $ 5,607       73     (4,566)  1,114
  Year Ended July 31, 2001.............. $   221       74     (1,212)   (917)
Municipal Bond Fund
  Year Ended July 31, 2002.............. $ 7,654      317     (4,613)  3,358
  Year Ended July 31, 2001.............. $ 4,656      165     (3,578)  1,243
Florida Tax-Exempt Fund
  Year Ended July 31, 2002.............. $ 5,830      108     (5,302)    636
  Year Ended July 31, 2001.............. $   673      100       (266)    507
Tennessee Tax-Exempt Fund
  Year Ended July 31, 2002.............. $ 2,149       39     (2,556)   (368)
  Year Ended July 31, 2001.............. $ 2,899       39     (2,234)    704
Limited Term Tennessee Tax-Exempt Fund
  Year Ended July 31, 2002.............. $ 1,561       13     (4,656) (3,082)
  Year Ended July 31, 2001.............. $ 1,307       23     (4,364) (3,034)


                                                   Class B Shares:                        Trust Shares:
                                         -----------------------------------  -------------------------------------
                                                                                                                      Total net
                                         Proceeds                             Proceeds                                 increase
                                           from              Cost of   Total    from              Cost of    Total    (decrease)
                                          shares  Dividends   shares  Class B  shares  Dividends   shares    Trust   from capital
                                          issued  reinvested redeemed Shares   issued  reinvested redeemed   Shares  transactions
                                         -------- ---------- -------- ------- -------- ---------- --------  -------  ------------
Moderate Growth & Income Portfolio
  Year Ended July 31, 2002..............    608       43        (757)   (106)   5,177       854     (6,137)    (106)   $  6,230
  Year Ended July 31, 2001..............    470       59        (109)    420    4,064     1,529     (4,782)     811    $  1,417
Bond Fund
  Year Ended July 31, 2002..............  4,361      274      (2,425)  2,210  190,908     9,856   (238,136) (37,372)   $(16,894)
  Year Ended July 31, 2001..............  5,266      143      (1,954)  3,455  196,661     8,356   (129,636)  75,381    $ 85,587
Limited Term Bond Fund
  Year Ended July 31, 2002..............  7,823      151        (385)  7,589   69,321     2,152    (77,179)  (5,706)   $ 14,528
  Year Ended July 31, 2001..............    976       62        (315)    723   41,363     2,521    (72,744) (28,860)   $(26,452)
Government Income Fund
  Year Ended July 31, 2002..............  3,199       68      (1,390)  1,877   95,621     8,263   (147,390) (43,506)   $(38,604)
  Year Ended July 31, 2001..............  1,369       23        (313)  1,079   51,502    10,410   (132,841) (70,929)   $(70,352)
Limited Term U.S. Government Income Fund
  Year Ended July 31, 2002..............  3,709       48        (496)  3,261   20,896       670    (20,371)   1,195    $  5,570
  Year Ended July 31, 2001..............    705       14        (374)    345    3,313       645    (10,502)  (6,544)   $ (7,116)
Municipal Bond Fund
  Year Ended July 31, 2002..............  2,561       49        (609)  2,001   61,599       424    (78,531) (16,508)   $(11,149)
  Year Ended July 31, 2001..............  1,207       26        (389)    844   39,296       280    (63,032) (23,456)   $(21,369)
Florida Tax-Exempt Fund
  Year Ended July 31, 2002..............  1,835       29        (660)  1,204   12,870        32    (16,552)  (3,650)   $ (1,810)
  Year Ended July 31, 2001..............    653        7         (31)    629    6,891        18    (13,604)  (6,695)   $ (5,559)
Tennessee Tax-Exempt Fund
  Year Ended July 31, 2002..............    594       31        (264)    361    2,920         7    (11,751)  (8,824)   $ (8,831)
  Year Ended July 31, 2001..............    624       24        (302)    346    3,296        24    (13,978) (10,658)   $ (9,608)
Limited Term Tennessee Tax-Exempt Fund
  Year Ended July 31, 2002..............    630        5        (144)    491       --        --         --       --    $ (2,591)
  Year Ended July 31, 2001..............    281        6        (156)    131       --        --         --       --    $ (2,903)

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements



                                     ------------------------------------------
                                                  Class A Shares:*
                                     -----------------------------------------


                                                                        Total
                                                                       Class A
                                      Issued   Reinvested  Redeemed    Shares
                                     --------- ---------- ----------  --------
Moderate Growth & Income Portfolio
 Year Ended July 31, 2002...........       773       15          (85)      703
 Year Ended July 31, 2001...........        22       --           (3)       19
Bond Fund
 Year Ended July 31, 2002...........     5,033      101       (3,513)    1,621
 Year Ended July 31, 2001...........     1,073       44         (503)      614
Limited Term Bond Fund
 Year Ended July 31, 2002...........     2,934       56       (1,798)    1,192
 Year Ended July 31, 2001...........       401       30         (271)      160
Government Income Fund
 Year Ended July 31, 2002...........     1,158       26         (888)      296
 Year Ended July 31, 2001...........       328       19         (397)      (50)
Limited Term U.S. Government Income
 Fund
 Year Ended July 31, 2002...........       545        7         (443)      109
 Year Ended July 31, 2001...........        22        7         (120)      (91)
Municipal Bond Fund
 Year Ended July 31, 2002...........       748       31         (454)      325
 Year Ended July 31, 2001...........       461       17         (357)      121
Florida Tax-Exempt Fund
 Year Ended July 31, 2002...........       551       10         (501)       60
 Year Ended July 31, 2001...........        65        9          (25)       49
Tennessee Tax-Exempt Fund
 Year Ended July 31, 2002...........       209        4         (255)      (42)
 Year Ended July 31, 2001...........       293        4         (224)       73
Limited Term Tennessee Tax-Exempt
 Fund
 Year Ended July 31, 2002...........       154        1         (460)     (305)
 Year Ended July 31, 2001...........       131        2         (438)     (305)
Prime Money Market Fund #
 Year Ended July 31, 2002...........   832,105    8,937     (854,262)  (13,220)
 Year Ended July 31, 2001........... 1,013,768   27,872   (1,121,936)  (80,296)
U.S. Treasury Money Market Fund #
 Year Ended July 31, 2002...........   184,653      177     (188,921)   (4,091)
 Year Ended July 31, 2001...........   176,331      513      (87,536)   89,308
Treasury Reserve Money Market Fund #
 Year Ended July 31, 2002...........   308,525      102     (309,821)   (1,194)
 Year Ended July 31, 2001...........   461,649      627     (506,401)  (44,125)
Tax-Exempt Money Market Fund #
 Year Ended July 31, 2002...........    61,744      398      (71,460)   (9,318)
 Year Ended July 31, 2001...........    71,509    1,308      (83,369)  (10,552)
Institutional Prime Obligations Money Market
 Fund #
 Year Ended July 31, 2002........... 1,213,441        7   (1,367,574) (154,126)
 Year Ended July 31, 2001...........   799,661      143     (716,707)   83,097


                                                 Class B Shares:**                         Trust Shares:***
                                     ----------------------------------------  ----------------------------------------


                                                                       Total                                     Total
                                                                      Class B                                    Trust
                                      Issued   Reinvested  Redeemed   Shares    Issued   Reinvested  Redeemed    Shares
                                     --------- ---------- ----------  -------  --------- ---------- ----------  -------
Moderate Growth & Income Portfolio
 Year Ended July 31, 2002...........        65      5            (84)     (14)       571      92          (666)      (3)
 Year Ended July 31, 2001...........        49      6            (11)      44        416     156          (489)      83
Bond Fund
 Year Ended July 31, 2002...........       389     25           (216)     198     17,050     883       (21,189)  (3,256)
 Year Ended July 31, 2001...........       480     13           (178)     315     18,210     770       (11,865)   7,115
Limited Term Bond Fund
 Year Ended July 31, 2002...........       738     14            (36)     716      6,532     203        (7,271)    (536)
 Year Ended July 31, 2001...........        93      6            (31)      68      3,976     244        (7,003)  (2,783)
Government Income Fund
 Year Ended July 31, 2002...........       314      7           (138)     183      9,397     816       (14,477)  (4,264)
 Year Ended July 31, 2001...........       137      2            (31)     108      5,182   1,054       (13,453)  (7,217)
Limited Term U.S. Government Income
 Fund
 Year Ended July 31, 2002...........       358      5            (48)     315      2,027      65        (1,992)     100
 Year Ended July 31, 2001...........        69      1            (36)      34        329      64        (1,047)    (654)
Municipal Bond Fund
 Year Ended July 31, 2002...........       251      5            (60)     196      6,057      42        (7,688)  (1,589)
 Year Ended July 31, 2001...........       120      3            (39)      84      3,916      28        (6,285)  (2,341)
Florida Tax-Exempt Fund
 Year Ended July 31, 2002...........       173      3            (62)     114      1,211       3        (1,565)    (351)
 Year Ended July 31, 2001...........        62      1             (3)      60        662       2        (1,315)    (651)
Tennessee Tax-Exempt Fund
 Year Ended July 31, 2002...........        58      3            (26)      35        288       1        (1,158)    (869)
 Year Ended July 31, 2001...........        62      3            (31)      34        333       2        (1,410)  (1,075)
Limited Term Tennessee Tax-Exempt
 Fund
 Year Ended July 31, 2002...........        62      1            (14)      49         --      --            --       --
 Year Ended July 31, 2001...........        28      1            (16)      13         --      --            --       --
Prime Money Market Fund #
 Year Ended July 31, 2002...........     5,186     20         (3,223)   1,983  2,486,495   1,398    (2,463,080)  24,813
 Year Ended July 31, 2001...........     2,138     40           (997)   1,181  2,684,112   4,155    (2,674,366)  13,901
U.S. Treasury Money Market Fund #
 Year Ended July 31, 2002...........        --     --             --       --    399,964     682      (429,720) (29,074)
 Year Ended July 31, 2001...........        --     --             --       --    589,336     216      (677,007) (87,455)
Treasury Reserve Money Market Fund #
 Year Ended July 31, 2002...........        --     --             --       --    523,281     304      (571,920) (48,335)
 Year Ended July 31, 2001...........        --     --             --       --    640,341     862      (655,012) (13,809)
Tax-Exempt Money Market Fund #
 Year Ended July 31, 2002...........        --     --             --       --    260,876      23      (237,662)  23,237
 Year Ended July 31, 2001...........        --     --             --       --    288,197      62      (278,306)   9,953
Institutional Prime Obligations Money Market
 Fund #
 Year Ended July 31, 2002...........   554,286     --       (513,941)  40,345    555,259     564      (527,617)  28,206
 Year Ended July 31, 2001........... 1,241,104     30     (1,060,379) 180,755    577,379      --      (522,103)  55,276




                                      Total net
                                       increase
                                      (decrease)
                                      from share
                                     transactions
                                     ------------
Moderate Growth & Income Portfolio
 Year Ended July 31, 2002...........       686
 Year Ended July 31, 2001...........       146
Bond Fund
 Year Ended July 31, 2002...........    (1,437)
 Year Ended July 31, 2001...........     8,044
Limited Term Bond Fund
 Year Ended July 31, 2002...........     1,372
 Year Ended July 31, 2001...........    (2,555)
Government Income Fund
 Year Ended July 31, 2002...........    (3,785)
 Year Ended July 31, 2001...........    (7,159)
Limited Term U.S. Government Income
 Fund
 Year Ended July 31, 2002...........       524
 Year Ended July 31, 2001...........      (711)
Municipal Bond Fund
 Year Ended July 31, 2002...........    (1,068)
 Year Ended July 31, 2001...........    (2,136)
Florida Tax-Exempt Fund
 Year Ended July 31, 2002...........      (177)
 Year Ended July 31, 2001...........      (542)
Tennessee Tax-Exempt Fund
 Year Ended July 31, 2002...........      (876)
 Year Ended July 31, 2001...........      (968)
Limited Term Tennessee Tax-Exempt
 Fund
 Year Ended July 31, 2002...........      (256)
 Year Ended July 31, 2001...........      (292)
Prime Money Market Fund #
 Year Ended July 31, 2002...........    13,576
 Year Ended July 31, 2001...........   (65,213)
U.S. Treasury Money Market Fund #
 Year Ended July 31, 2002...........   (33,165)
 Year Ended July 31, 2001...........     1,853
Treasury Reserve Money Market Fund #
 Year Ended July 31, 2002...........   (49,529)
 Year Ended July 31, 2001...........   (57,934)
Tax-Exempt Money Market Fund #
 Year Ended July 31, 2002...........    13,919
 Year Ended July 31, 2001...........      (599)
Institutional Prime Obligations Money Market
 Fund #
 Year Ended July 31, 2002...........   (85,575)
 Year Ended July 31, 2001...........   319,128

--------
# Capital transactions are at par value of $1.00 per share.
* Represents Class II Shares for Institutional Prime Obligations Money Market Fund.
**Represents Class III Shares for Institutional Prime Obligations Money Market
  Fund.
***Represents Class I Shares for Institutional Prime Obligations Money Market
   Fund.

                                   Continued

 AMSOUTH FUNDS
 Notes to Financial Statements


8.  Eligible Distributions:

   The AmSouth Funds designate the following eligible distributions for the dividends received deductions for corporations for the year ended July 31, 2002 (amounts in thousands):

                                                                     Percentage
                                                                     ----------
Value Fund..........................................................   100.00%
Large Cap Fund......................................................   100.00%
Equity Income Fund..................................................   100.00%
Balanced Fund.......................................................    33.00%
Select Equity Fund..................................................   100.00%
Enhanced Market Fund................................................   100.00%
Strategic Portfolios: Growth Portfolio..............................    20.00%
Strategic Portfolios: Growth and Income Portfolio...................     8.00%
Strategic Portfolios: Moderate Growth and Income Portfolio..........     6.00%

9.  Exempt-Interest Income Designations:

   The AmSouth Funds designate the following exempt-interest dividends for the taxable year ended July 31, 2002 (amounts in thousands):

                                                                     Tax-Exempt
                                                                    Distribution
                                                                    ------------
Municipal Bond Fund................................................   $15,670
Florida Tax-Exempt Fund............................................     2,274
Tennessee Tax-Exempt Fund..........................................     1,804
Limited Term Tennessee Tax-Exempt Fund.............................       290
Tax-Exempt Money Market Fund.......................................     2,125

10.  Federal Income Tax Information:

   The accompanying table details distributions from long-term capital gains for the following funds for the year ended July 31, 2002 (amounts in thousands):

                                                               Long-Term Capital
                                                                     Gains
                                                               -----------------
Value Fund....................................................      $55,677
Large Cap Fund................................................       34,022
Balanced Fund.................................................        4,730
Enhanced Market Fund..........................................          727
Strategic Portfolios: Aggressive Growth Portfolio.............        1,658
Strategic Portfolios: Growth Portfolio........................          643
Strategic Portfolios: Growth and Income Portfolio.............        2,299
Strategic Portfolios: Moderate Growth and Income Portfolio....          475
Bond Fund.....................................................        1,578
Municipal Bond Fund...........................................          360

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements



        10.  Federal Income Tax Information (Continued)

                                                        Amount  Expires
                                                        ------- -------
        Value Fund..................................... $   451  2007
        Capital Growth.................................   1,283  2009
                                                         15,143  2009
                                                         42,600  2010
        Mid Cap Equity.................................     315  2007
                                                          3,640  2008
                                                          3,898  2009
                                                         18,622  2010
        Small Cap Fund.................................  10,492  2009
                                                         35,914  2010
        Equity Income Fund.............................   1,059  2007
                                                            283  2008
                                                          4,006  2009
                                                         25,113  2010
        Select Equity Fund.............................     489  2009
        Enhanced Market Fund...........................     392  2010
        International Equity Fund......................      37  2009
                                                         13,504  2010
        Aggressive Growth Portfolio....................      59  2010
        Limited Term Bond Fund.........................     730  2003
                                                              4  2004
                                                            304  2005
                                                            117  2006
                                                            338  2007
                                                             50  2008
                                                            518  2009
                                                             38  2010
        Government Income Fund.........................     498  2003
                                                            209  2004
                                                            763  2004
                                                            127  2005
                                                            151  2005
                                                            858  2007
                                                            227  2009
        Limited Term U.S. Government Fund..............     379  2003
                                                             77  2008
                                                             13  2010
        Florida Tax-Exempt Fund........................      10  2009
        Tennessee Tax-Exempt Fund......................     188  2008
        Limited Term Tennessee Tax-Exempt Fund.........      67  2008
        Prime Money Market Fund........................       2  2006
        Treasury Reserve Money Market Fund.............       6  2003
        Tax-Exempt Money Market Fund...................     117  2006
                                                             92  2007
                                                             75  2009

                                   Continued

 AMSOUTH FUNDS
 Notes to Financial Statements


10.  Federal Income Tax Information (Continued)

   The tax character of distributions paid during fiscal year ended July 31, 2002 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                             Distributions paid from:
                                             ------------------------
                                                Net          Net          Total          Tax      Tax Return     Total
                                             Investment   Long Term      Taxable       Exempt         of     Distributions
                                               Income   Capital Gains Distributions Distributions  Capital       Paid
                                             ---------- ------------- ------------- ------------- ---------- -------------
Value Fund..................................  $ 3,765      $55,677       $59,442                     $ --       $59,442
Capital Growth..............................                                  --                                     --
Large Cap...................................      240       34,022        34,262                       --        34,262
Mid Cap Equity..............................                                  --                                     --
Small Cap Fund..............................                                  --                                     --
Equity Income Fund..........................    1,507           --         1,507                                  1,507
Balanced Fund...............................    4,276        4,730         9,006                                  9,006
Select Equity Fund..........................       29           --            29                        3            32
Enhanced Market Fund........................      109          727           836                        3           839
International Equity Fund...................      158           --           158                       --           158
Aggressive Growth Portfolio.................       --        1,658         1,658                       --         1,658
Growth Portfolio............................      190          643           833                       --           833
Growth and Income Portfolio.................    1,640        2,299         3,939                       --         3,939
Moderate Growth and Income Portfolio........      565          475         1,040                       --         1,040
Bond Fund...................................   33,056        1,578        34,634                       --        34,634
Limited Term Bond Fund......................    8,468           --         8,468                       --         8,468
Government Income Fund......................   15,549           --        15,549                      312        15,861
Limited Term U.S. Government Fund...........    1,574           --         1,574                       --         1,574
Municipal Bond Fund.........................        1          360           361       15,670          --        16,031
Florida Tax-Exempt Fund.....................       --           --            --        2,275                     2,275
Tennessee Tax-Exempt Fund...................        3           --             3        1,804                     1,807
Limited Term Tennessee Tax-Exempt Fund......        1           --             1          290                       291
Prime Money Market Fund.....................   24,250           --        24,250           --          --        24,250
U.S. Treasury Money Market Fund.............    4,700           --         4,700           --          --         4,700
Treasury Reserve Money Market Fund..........    6,264           --         6,264           --          --         6,264
Tax-Exempt Money Market Fund................        9           --             9        2,125          --         2,134
Institutional Prime Obligations Money Market
  Fund......................................   14,105           --        14,105           --          --        14,105

                                   Continued

                                                                  AMSOUTH FUNDS
                                                  Notes to Financial Statements


10.  Federal Income Tax Information (Continued)

   As of July 31, 2002 the components of accumulated earnings/(deficit) on a tax basis was as follows (The differences between book-basis and tax-basis unrealized appreciation/(depreciation is attributed primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.) (amounts in thousands):

                                                    Undistributed                           Accumulated                  Total
                        Undistributed Undistributed   Long-Term                               Capital    Unrealized   Accumulated
                         Tax-Exempt     Ordinary       Capital    Accumulated Distributions  and Other  Appreciation/  Earnings/
                           Income        Income         Gains      Earnings      Payable      Losses    Depreciation   (Deficit)
                        ------------- ------------- ------------- ----------- ------------- ----------- ------------- -----------
Value Fund.............     $ --         $   68        $21,984      $22,052      $    --     $     --     $(63,977)    $ (41,925)
Capital Growth.........       --             --             --           --           --      (92,810)     (40,981)     (133,791)
Large Cap..............       --             --         19,502       19,502           --           --       85,616       105,118
Mid Cap Equity.........       --             --             --           --           --      (27,054)      (5,481)      (32,535)
Small Cap Fund.........       --             --             --           --           --      (58,429)      (7,132)      (65,561)
Equity Income Fund.....       --             --             --           --           --      (33,803)      (7,251)      (41,054)
Balanced Fund..........       --            108          1,407        1,515           --           --        9,333        10,848
Select Equity Fund.....       --             --             --           --           --         (489)        (590)       (1,079)
Enhanced Market Fund...       --             --             --           --           --       (4,351)     (12,466)      (16,817)
International Equity
 Fund..................       --             50             --           50           --      (40,992)     (16,977)      (57,919)
Aggressive Growth
 Portfolio.............       --             --             --           --           --         (757)      (9,144)       (9,901)
Growth Portfolio.......       --             18             --           18           --         (772)      (4,865)       (5,619)
Growth and Income
 Portfolio.............       --            138             --          138           --       (1,181)     (13,657)      (14,700)
Moderate Growth and
 Income Portfolio......       --             54             97          151           --           --       (3,094)       (2,943)
Bond Fund..............       --          1,190          6,133        7,323           --           --       35,785        43,108
Limited Term Bond Fund.       --            314             --          314                    (2,140)       6,805         4,979
Government Income
 Fund..................       --             --             --           --           --       (3,132)      18,220        15,088
Limited Term U.S.
 Government Fund.......       --             42             --           42           --         (469)       1,322           895
Municipal Bond Fund....       --             --            414          414           --           --       23,854        24,268
Florida Tax-Exempt
 Fund..................       73             --             --           73           --          (10)       3,251         3,314
Tennessee Tax-Exempt
 Fund..................       52             --             --           52           --         (188)       1,911         1,775
Limited Term Tennessee
 Tax-Exempt Fund.......        6             --             --            6           --          (67)         290           229
Prime Money Market
 Fund..................       --          1,222             --        1,222       (1,222)          (2)          --            (2)
U.S. Treasury Money
 Market Fund...........       --            208             --          208         (201)          --           --             7
Treasury Reserve Money
 Market Fund...........       --            295             --          295         (292)          (6)          --            (3)
Tax-Exempt Money Market
 Fund..................      123             --             --          123         (123)        (299)          --          (299)
Institutional Prime
 Obligations Money
 Market Fund...........       --            755             --          755         (724)          --           --            31

                                   Continued

 AMSOUTH FUNDS
 Notes to Financial Statements


10.  Federal Income Tax Information (Continued)

   Under current tax law, capital losses realized after October 31, within the Fund's fiscal year may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended July 31, 2003 (amounts in thousands):

        Capital Growth Fund.................................... $33,783
        Mid Cap Fund...........................................     578
        Small Cap Fund.........................................  12,023
        Equity Income Fund.....................................   3,341
        Enhanced Market Fund...................................   3,959
        International Equity Fund..............................  27,451
        Strategic Portfolios: Aggressive Growth Portfolio......     698
        Strategic Portfolios: Growth Portfolio.................     772
        Strategic Portfolios: Growth & Income Portfolio........   1,181
        Limited Term Bond Fund.................................      41
        Government Income Fund.................................     299
        Tax-Exempt Money Market Fund...........................      15

                                   Continued

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
A SHARES
Selected data for a share outstanding throughout the period indicated.

                                                                Investment Activities                 Less Dividends from
                                                        -------------------------------------  --------------------------------
                                              Net Asset    Net       Net Realized                         Net Realized
                                               Value,   Investment  and Unrealized  Total from    Net      Gains from
                                              Beginning   Income    Gains (Losses)  Investment Investment  Investment    Total
                                              of Period   (Loss)   from Investments Activities   Income   Transactions Dividends
                                              --------- ---------- ---------------- ---------- ---------- ------------ ---------
VALUE FUND
 Year Ended July 31, 2002....................  $20.38      0.09         (6.01)        (5.92)     (0.09)      (1.61)      (1.70)
 Year Ended July 31, 2001+...................  $19.54      0.11          3.64          3.75      (0.14)      (2.77)      (2.91)
 Year Ended July 31, 2000....................  $25.25      0.23         (2.21)        (1.98)     (0.23)      (3.50)      (3.73)
 Year Ended July 31, 1999....................  $24.60      0.20          3.11          3.31      (0.19)      (2.47)      (2.66)
 Year Ended July 31, 1998 (a)................  $23.35      0.21          2.54          2.75      (0.25)      (1.25)      (1.50)
CAPITAL GROWTH FUND
 Year Ended July 31, 2002....................  $10.86     (0.07)        (2.83)        (2.90)        --          --          --
 Year Ended July 31, 2001+...................  $14.97     (0.09)        (2.86)        (2.95)        --       (1.16)      (1.16)
 Period Ended July 31, 2000 (b)..............  $14.37     (0.04)         0.64          0.60         --          --          --
 Year Ended December 31, 1999+...............  $14.20     (0.04)         2.97          2.93         --       (2.76)      (2.76)
 Year Ended December 31, 1998................  $12.80     (0.01)         3.89          3.88         --       (2.48)      (2.48)
 Year Ended December 31, 1997................  $11.32      0.06          3.40          3.46      (0.06)      (1.92)      (1.98)
LARGE CAP FUND
 Year Ended July 31, 2002....................  $21.22     (0.01)        (4.57)        (4.58)        --       (1.19)      (1.19)
 Year Ended July 31, 2001+...................  $28.14     (0.04)        (2.82)        (2.86)        --       (4.06)      (4.06)
 Period Ended July 31, 2000 (b)..............  $28.02     (0.01)         0.14          0.13      (0.01)         --       (0.01)
 Year Ended December 31, 1999+...............  $27.55      0.03          5.07          5.10      (0.03)      (4.60)      (4.63)
 Period Ended December 31, 1998 (c)..........  $23.01      0.05          5.79          5.84      (0.05)      (1.25)      (1.30)
 Year Ended February 28, 1998................  $16.68      0.11          6.48          6.59      (0.11)      (0.15)      (0.26)
 Year Ended February 28, 1997................  $14.49      0.14          2.54          2.68      (0.14)      (0.35)      (0.49)



                                              Net Asset
                                              Value, End     Total
                                              of Period     Return#
                                              ---------- -------
VALUE FUND
 Year Ended July 31, 2002....................   $12.76   (31.21%)
 Year Ended July 31, 2001+...................   $20.38    21.10%
 Year Ended July 31, 2000....................   $19.54    (8.19%)
 Year Ended July 31, 1999....................   $25.25    14.92%
 Year Ended July 31, 1998 (a)................   $24.60    12.34%
CAPITAL GROWTH FUND
 Year Ended July 31, 2002....................   $ 7.96   (26.70%)
 Year Ended July 31, 2001+...................   $10.86   (21.27%)
 Period Ended July 31, 2000 (b)..............   $14.97     4.18%(delta)
 Year Ended December 31, 1999+...............   $14.37    21.85%
 Year Ended December 31, 1998................   $14.20    32.05%
 Year Ended December 31, 1997................   $12.80    30.79%
LARGE CAP FUND
 Year Ended July 31, 2002....................   $15.45   (22.75%)
 Year Ended July 31, 2001+...................   $21.22   (11.72%)
 Period Ended July 31, 2000 (b)..............   $28.14     0.45%(delta)
 Year Ended December 31, 1999+...............   $28.02    18.85%
 Period Ended December 31, 1998 (c)..........   $27.55    25.83%(delta)
 Year Ended February 28, 1998................   $23.01    39.74%
 Year Ended February 28, 1997................   $16.68    18.79%

                                                                   Ratios (to average net assets)/Supplemental Data
                                              -------------------------------------------------------------------------------
                                                                                                Expenses
                                                      Net                                        (before            Portfolio
                                                   Investment                Net               Reductions/          Turnover
                                                     Income                Expenses          Reimbursements)          Rate*
                                              ----------              --------             ---------------          ---------
VALUE FUND
 Year Ended July 31, 2002....................    0.49%                 1.35%                    1.36%                  59%
 Year Ended July 31, 2001+...................    0.53%                 1.34%                    1.35%                  43%
 Year Ended July 31, 2000....................    1.07%                 1.35%                    1.35%                  17%
 Year Ended July 31, 1999....................    0.82%                 1.33%                    1.34%                  18%
 Year Ended July 31, 1998 (a)................    0.89%                 1.19%                    1.19%                  17%
CAPITAL GROWTH FUND
 Year Ended July 31, 2002....................   (0.76%)                1.31%                    1.37%                 115%
 Year Ended July 31, 2001+...................   (0.67%)                1.30%                    1.36%                 100%
 Period Ended July 31, 2000 (b)..............   (0.49%)(delta)(delta)  1.32%(delta)(delta)      1.37%(delta)(delta)    91%
 Year Ended December 31, 1999+...............   (0.33%)                1.32%                    1.33%                 178%
 Year Ended December 31, 1998................   (0.19%)                1.28%                    1.29%                 152%
 Year Ended December 31, 1997................    0.42%                 0.93%                    1.18%                 116%
LARGE CAP FUND
 Year Ended July 31, 2002....................   (0.05%)                1.26%                    1.37%                  11%
 Year Ended July 31, 2001+...................   (0.16%)                1.25%                    1.36%                  10%
 Period Ended July 31, 2000 (b)..............   (0.07%)(delta)(delta)  1.14%(delta)(delta)      1.37%(delta)(delta)    10%
 Year Ended December 31, 1999+...............    0.12%                 1.04%                    1.39%                  15%
 Period Ended December 31, 1998 (c)..........    0.21%(delta)(delta)   1.03%(delta)(delta)      1.03%(delta)(delta)     3%
 Year Ended February 28, 1998................    0.54%                 0.99%                            (d)             6%
 Year Ended February 28, 1997................    0.95%                 0.92%                            (d)             7%


                                              Net Assets,
                                                End of
                                                Period
                                                (000's)
                                              -----------
VALUE FUND
 Year Ended July 31, 2002....................  $ 97,393
 Year Ended July 31, 2001+...................  $113,164
 Year Ended July 31, 2000....................  $ 45,255
 Year Ended July 31, 1999....................  $ 70,740
 Year Ended July 31, 1998 (a)................  $ 73,165
CAPITAL GROWTH FUND
 Year Ended July 31, 2002....................  $ 16,457
 Year Ended July 31, 2001+...................  $ 19,574
 Period Ended July 31, 2000 (b)..............  $ 14,137
 Year Ended December 31, 1999+...............  $ 10,310
 Year Ended December 31, 1998................  $  4,631
 Year Ended December 31, 1997................  $    858
LARGE CAP FUND
 Year Ended July 31, 2002....................  $ 57,330
 Year Ended July 31, 2001+...................  $ 66,813
 Period Ended July 31, 2000 (b)..............  $ 81,099
 Year Ended December 31, 1999+...............  $ 79,211
 Period Ended December 31, 1998 (c)..........  $ 57,772
 Year Ended February 28, 1998................  $715,631
 Year Ended February 28, 1997................  $490,392

# Excludes sales charge.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(delta)Not annualized.
(delta)(delta)Annualized.
(a)Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(d)There were no fee reductions in this period.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
A SHARES
Selected data for a share outstanding throughout the period indicated.

                                                     Investment Activities                 Less Dividends from
                                             -------------------------------------  --------------------------------
                                                          Net Realized
                                   Net Asset    Net      and Unrealized                        Net Realized
                                    Value,   Investment  Gains (Losses)  Total from    Net      Gains from            Net Asset
                                   Beginning   Income   from Investments Investment Investment  Investment    Total   Value, End
                                   of Period   (Loss)     and Options    Activities   Income   Transactions Dividends of Period
                                   --------- ---------- ---------------- ---------- ---------- ------------ --------- ----------
MID CAP FUND
  Year Ended July 31, 2002........  $12.06     (0.16)        (2.51)        (2.67)        --          --          --     $ 9.39
  Year Ended July 31, 2001+.......  $16.67     (0.17)        (4.44)        (4.61)        --          --          --     $12.06
  Period Ended July 31, 2000 (a)+.  $17.33     (0.13)        (0.53)        (0.66)        --          --          --     $16.67
  Period Ended December 31, 1999
   (b)+...........................  $10.00     (0.14)         7.47          7.33         --          --          --     $17.33
SMALL CAP FUND
  Year Ended July 31, 2002........  $10.12     (0.11)        (2.88)        (2.99)        --          --          --     $ 7.13
  Year Ended July 31, 2001+.......  $12.52     (0.14)        (1.05)        (1.19)        --       (1.21)      (1.21)    $10.12
  Year Ended July 31, 2000........  $ 8.40     (0.08)         4.20          4.12         --          --          --     $12.52
  Year Ended July 31, 1999........  $ 9.14     (0.10)        (0.64)        (0.74)        --          --          --     $ 8.40
  Period Ended July 31, 1998 (c)..  $ 9.97     (0.03)        (0.80)        (0.83)        --          --          --     $ 9.14
EQUITY INCOME FUND
  Year Ended July 31, 2002........  $12.50      0.09         (2.08)        (1.99)     (0.15)         --       (0.15)    $10.36
  Year Ended July 31, 2001+.......  $14.56      0.17         (2.05)        (1.88)     (0.18)         --       (0.18)    $12.50
  Year Ended July 31, 2000........  $13.10      0.17          2.26          2.43      (0.16)      (0.81)      (0.97)    $14.56
  Year Ended July 31, 1999........  $11.89      0.17          1.46          1.63      (0.16)      (0.26)      (0.42)    $13.10
  Year Ended July 31, 1998 (d)....  $11.72      0.24          0.59          0.83      (0.25)      (0.41)      (0.66)    $11.89
BALANCED FUND
  Year Ended July 31, 2002........  $12.46      0.30         (1.20)        (0.90)     (0.31)      (0.36)      (0.67)    $10.89
  Year Ended July 31, 2001+.......  $12.48      0.36          1.28          1.64      (0.39)      (1.27)      (1.66)    $12.46
  Year Ended July 31, 2000........  $14.93      0.44         (0.64)        (0.20)     (0.47)      (1.78)      (2.25)    $12.48
  Year Ended July 31, 1999........  $15.19      0.41          0.93          1.34      (0.40)      (1.20)      (1.60)    $14.93
  Year Ended July 31, 1998 (d)....  $15.21      0.38          0.98          1.36      (0.41)      (0.97)      (1.38)    $15.19
SELECT EQUITY FUND
  Year Ended July 31, 2002........  $11.23      0.02         (0.25)        (0.23)     (0.02)         --       (0.02)    $10.98
  Year Ended July 31, 2001+.......  $ 8.72      0.01          2.51          2.52      (0.01)         --       (0.01)    $11.23
  Year Ended July 31, 2000+.......  $11.88      0.07         (2.35)        (2.28)     (0.07)      (0.81)      (0.88)    $ 8.72
  Period Ended July 31, 1999 (e)..  $10.00      0.04          1.91          1.95      (0.06)      (0.01)      (0.07)    $11.88





                                        Total
                                       Return#
                                   -------
MID CAP FUND
  Year Ended July 31, 2002........ (22.14%)
  Year Ended July 31, 2001+....... (27.65%)
  Period Ended July 31, 2000 (a)+.  (3.81%)(delta)
  Period Ended December 31, 1999
   (b)+...........................  73.30%(delta)
SMALL CAP FUND
  Year Ended July 31, 2002........ (29.55%)
  Year Ended July 31, 2001+....... (10.33%)
  Year Ended July 31, 2000........  49.05%
  Year Ended July 31, 1999........  (8.10%)
  Period Ended July 31, 1998 (c)..  (8.31%)(delta)
EQUITY INCOME FUND
  Year Ended July 31, 2002........ (16.08%)
  Year Ended July 31, 2001+....... (12.96%)
  Year Ended July 31, 2000........  19.12%
  Year Ended July 31, 1999........  14.17%
  Year Ended July 31, 1998 (d)....   7.29%
BALANCED FUND
  Year Ended July 31, 2002........  (7.55%)
  Year Ended July 31, 2001+.......  13.93%
  Year Ended July 31, 2000........  (1.05%)
  Year Ended July 31, 1999........   9.40%
  Year Ended July 31, 1998 (d)....   9.54%
SELECT EQUITY FUND
  Year Ended July 31, 2002........  (2.01%)
  Year Ended July 31, 2001+.......  28.96%
  Year Ended July 31, 2000+....... (19.86%)
  Period Ended July 31, 1999 (e)..  19.44%(delta)

                                                        Ratios (to average net assets)/Supplemental Data
                                   -------------------------------------------------------------------------------------------

                                                                                     Expenses                      Net Assets,
                                           Net                                        (before            Portfolio   End of
                                        Investment                Net               Reductions/          Turnover    Period
                                          Income                Expenses          Reimbursements)         Rate**     (000's)
                                   ----------              --------             ---------------          --------- -----------
MID CAP FUND
  Year Ended July 31, 2002........   (1.31%)                1.66%                    1.83%                 221%      $ 8,234
  Year Ended July 31, 2001+.......   (1.17%)                1.57%                    1.65%                 120%      $12,546
  Period Ended July 31, 2000 (a)+.   (1.27%)(delta)(delta)  1.62%(delta)(delta)      1.65%(delta)(delta)    39%      $11,536
  Period Ended December 31, 1999
   (b)+...........................   (1.62%)(delta)(delta)  2.28%(delta)(delta)      2.29%(delta)(delta)    20%      $ 2,357
SMALL CAP FUND
  Year Ended July 31, 2002........   (1.25%)                1.61%                    1.77%                 227%      $ 5,114
  Year Ended July 31, 2001+.......   (1.22%)                1.61%                    1.77%                 220%      $ 8,346
  Year Ended July 31, 2000........   (1.11%)                1.53%                    1.85%                 318%      $ 8,408
  Year Ended July 31, 1999........   (1.07%)                1.66%                    2.68%                 208%      $ 1,073
  Period Ended July 31, 1998 (c)..   (0.92%)(delta)(delta)  1.78%(delta)(delta)      4.23%(delta)(delta)    71%      $ 1,372
EQUITY INCOME FUND
  Year Ended July 31, 2002........    0.87%                 1.34%                    1.41%                 158%      $25,829
  Year Ended July 31, 2001+.......    1.22%                 1.31%                    1.38%                 209%      $42,699
  Year Ended July 31, 2000........    1.22%                 1.38%                    1.45%                 168%      $39,201
  Year Ended July 31, 1999........    1.37%                 1.41%                    1.58%                 134%      $21,526
  Year Ended July 31, 1998 (d)....    2.03%                 1.42%                    1.57%                  83%      $26,686
BALANCED FUND
  Year Ended July 31, 2002........    2.57%                 1.34%                    1.41%                  34%      $69,674
  Year Ended July 31, 2001+.......    2.90%                 1.31%                    1.38%                  14%      $54,978
  Year Ended July 31, 2000........    3.28%                 1.35%                    1.37%                  16%      $21,951
  Year Ended July 31, 1999........    2.67%                 1.34%                    1.35%                  23%      $43,223
  Year Ended July 31, 1998 (d)....    2.77%                 1.24%                    1.24%                  25%      $46,814
SELECT EQUITY FUND
  Year Ended July 31, 2002........    0.28%                 1.46%                    1.71%                  38%      $ 4,511
  Year Ended July 31, 2001+.......    0.05%                 1.71%                    2.07%                  19%      $ 2,665
  Year Ended July 31, 2000+.......    0.67%                 1.44%                    1.96%                  25%      $ 2,512
  Period Ended July 31, 1999 (e)..    0.43%(delta)(delta)   1.13%(delta)(delta)      1.81%(delta)(delta)    10%      $10,258

# Excludes sales charge.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(delta)Not annualized.
(delta)(delta)Annualized.
(a)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b)For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(c)For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(d)Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(e)For the period from September 1, 1998 (commencement of operations) through July 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
A SHARES
Selected data for a share outstanding throughout the period indicated.

                                                         Investment Activities                 Less Dividends from
                                                --------------------------------------  --------------------------------
                                                             Net Realized
                                                            and Unrealized
                                                            Gains (Losses)
                                      Net Asset    Net     from Investments,                       Net Realized
                                       Value,   Investment     Futures,      Total from    Net      Gains from
                                      Beginning   Income      and Foreign    Investment Investment  Investment    Total
                                      of Period   (Loss)      Currencies*    Activities   Income   Transactions Dividends
                                      --------- ---------- ----------------- ---------- ---------- ------------ ---------
ENHANCED MARKET FUND
  Year Ended July 31, 2002...........  $12.27      0.04          (2.96)        (2.92)     (0.03)      (0.16)      (0.19)
  Year Ended July 31, 2001+..........  $14.64      0.03          (2.15)        (2.12)     (0.03)      (0.22)      (0.25)
  Year Ended July 31, 2000...........  $13.86      0.07           1.23          1.30      (0.07)      (0.45)      (0.52)
  Period Ended July 31, 1999 (a).....  $10.00      0.09           3.89          3.98      (0.09)      (0.03)      (0.12)
INTERNATIONAL EQUITY FUND
  Year Ended July 31, 2002...........  $ 9.49      0.02          (1.70)        (1.68)        --          --          --
  Year Ended July 31, 2001+..........  $12.36      0.06          (2.54)        (2.48)     (0.03)      (0.36)      (0.39)
  Period Ended July 31, 2000 (b)+....  $13.27      0.05          (0.96)        (0.91)        --          --          --
  Year Ended December 31, 1999.......  $10.58      0.02           2.81          2.83      (0.14)         --       (0.14)
  Period Ended December 31, 1998 (c).  $10.46      0.03           0.12          0.15      (0.03)         --       (0.03)
  Period Ended February 28, 1998 (d).  $10.00     (0.02)          0.49          0.47      (0.01)         --       (0.01)
AGGRESSIVE GROWTH PORTFOLIO
  Year Ended July 31, 2002...........  $ 9.91     (0.02)         (2.21)        (2.23)        --       (0.64)      (0.64)
  Year Ended July 31, 2001+..........  $11.53      0.08          (0.39)        (0.31)     (0.15)      (1.16)      (1.31)
  Period Ended July 31, 2000 (b).....  $11.54      0.02          (0.01)         0.01      (0.02)         --       (0.02)
  Period Ended December 31, 1999 (e).  $10.00      0.09           1.60          1.69      (0.11)      (0.04)      (0.15)
GROWTH PORTFOLIO
  Year Ended July 31, 2002...........  $ 9.38      0.08          (1.48)        (1.40)     (0.09)      (0.30)      (0.39)
  Year Ended July 31, 2001+..........  $10.47      0.23          (0.42)        (0.19)     (0.23)      (0.67)      (0.90)
  Period Ended July 31, 2000 (b).....  $10.58      0.07          (0.11)        (0.04)     (0.07)         --       (0.07)
  Period Ended December 31, 1999 (f).  $ 9.93      0.14           0.73          0.87      (0.14)      (0.08)      (0.22)
GROWTH AND INCOME PORTFOLIO
  Year Ended July 31, 2002...........  $ 9.76      0.18          (1.14)        (0.96)     (0.19)      (0.28)      (0.47)
  Year Ended July 31, 2001+..........  $10.54      0.24          (0.07)         0.17      (0.32)      (0.63)      (0.95)
  Period Ended July 31, 2000 (b).....  $10.48      0.14           0.04          0.18      (0.12)         --       (0.12)
  Period Ended December 31, 1999 (g).  $10.10      0.11           0.41          0.52      (0.11)      (0.03)      (0.14)
MODERATE GROWTH AND
 INCOME PORTFOLIO
  Year Ended July 31, 2002...........  $ 9.74      0.21          (0.94)        (0.73)     (0.23)      (0.20)      (0.43)
  Year Ended July 31, 2001+..........  $10.06      0.32           0.15          0.47      (0.34)      (0.45)      (0.79)
  Period Ended July 31, 2000 (b).....  $ 9.96      0.14           0.10          0.24      (0.14)         --       (0.14)
  Period Ended December 31, 1999 (h).  $ 9.86      0.17           0.16          0.33      (0.17)      (0.06)      (0.23)






                                      Net Asset
                                      Value, End      Total
                                      of Period      Return#
                                      ---------- -------
ENHANCED MARKET FUND
  Year Ended July 31, 2002...........   $ 9.16   (24.10%)
  Year Ended July 31, 2001+..........   $12.27   (14.60%)
  Year Ended July 31, 2000...........   $14.64     9.46%
  Period Ended July 31, 1999 (a).....   $13.86    39.93%(delta)
INTERNATIONAL EQUITY FUND
  Year Ended July 31, 2002...........   $ 7.81   (17.70%)
  Year Ended July 31, 2001+..........   $ 9.49   (20.62%)
  Period Ended July 31, 2000 (b)+....   $12.36    (6.78%)(delta)
  Year Ended December 31, 1999.......   $13.27    26.77%
  Period Ended December 31, 1998 (c).   $10.58     1.42%(delta)
  Period Ended February 28, 1998 (d).   $10.46     4.71%(delta)
AGGRESSIVE GROWTH PORTFOLIO
  Year Ended July 31, 2002...........   $ 7.04   (23.76%)
  Year Ended July 31, 2001+..........   $ 9.91    (3.42%)
  Period Ended July 31, 2000 (b).....   $11.53     0.06%(delta)
  Period Ended December 31, 1999 (e).   $11.54    16.92%(delta)
GROWTH PORTFOLIO
  Year Ended July 31, 2002...........   $ 7.59   (15.49%)
  Year Ended July 31, 2001+..........   $ 9.38    (2.04%)
  Period Ended July 31, 2000 (b).....   $10.47    (0.43%)(delta)
  Period Ended December 31, 1999 (f).   $10.58     8.85%(delta)
GROWTH AND INCOME PORTFOLIO
  Year Ended July 31, 2002...........   $ 8.33   (10.17%)
  Year Ended July 31, 2001+..........   $ 9.76     1.61%
  Period Ended July 31, 2000 (b).....   $10.54     1.69%(delta)
  Period Ended December 31, 1999 (g).   $10.48     5.21%(delta)
MODERATE GROWTH AND
 INCOME PORTFOLIO
  Year Ended July 31, 2002...........   $ 8.58    (7.80%)
  Year Ended July 31, 2001+..........   $ 9.74     4.91%
  Period Ended July 31, 2000 (b).....   $10.06     2.43%(delta)
  Period Ended December 31, 1999 (h).   $ 9.96     3.37%(delta)

                                                           Ratios (to average net assets)/Supplemental Data
                                      -------------------------------------------------------------------------------------------



                                                                                        Expenses                      Net Assets,
                                              Net                                        (before            Portfolio   End of
                                           Investment                Net               Reductions/          Turnover    Period
                                             Income                Expenses          Reimbursements)         Rate**     (000's)
                                      ----------              --------             ---------------          --------- -----------
ENHANCED MARKET FUND
  Year Ended July 31, 2002...........    0.41%                 1.07%                    1.19%                  34%      $17,473
  Year Ended July 31, 2001+..........    0.26%                 1.04%                    1.14%                  42%      $24,666
  Year Ended July 31, 2000...........    0.48%                 1.01%                    1.22%                  30%      $20,555
  Period Ended July 31, 1999 (a).....    0.79%(delta)(delta)   0.88%(delta)(delta)      1.52%(delta)(delta)    36%      $14,365
INTERNATIONAL EQUITY FUND
  Year Ended July 31, 2002...........    0.35%                 1.60%                    1.89%                 160%      $ 3,932
  Year Ended July 31, 2001+..........    0.52%                 1.62%                    1.89%                  45%      $ 2,685
  Period Ended July 31, 2000 (b)+....    0.69%(delta)(delta)   1.69%(delta)(delta)      2.01%(delta)(delta)    32%      $ 1,799
  Year Ended December 31, 1999.......    0.26%                 1.59%                    2.12%                  40%      $ 1,033
  Period Ended December 31, 1998 (c).    0.71%(delta)(delta)   1.81%(delta)(delta)      2.16%(delta)(delta)    62%      $   149
  Period Ended February 28, 1998 (d).   (0.48%)(delta)(delta)  1.77%(delta)(delta)      2.27%(delta)(delta)    21%      $26,533
AGGRESSIVE GROWTH PORTFOLIO
  Year Ended July 31, 2002...........   (0.31%)                0.71%                    1.12%                  50%      $ 7,565
  Year Ended July 31, 2001+..........    0.78%                 0.79%                    1.20%                  36%      $ 1,393
  Period Ended July 31, 2000 (b).....    0.26%(delta)(delta)   0.86%(delta)(delta)      1.24%(delta)(delta)    22%      $   476
  Period Ended December 31, 1999 (e).    1.65%(delta)(delta)   0.96%(delta)(delta)      6.10%(delta)(delta)    95%      $   450
GROWTH PORTFOLIO
  Year Ended July 31, 2002...........    0.96%                 0.71%                    1.14%                  63%      $ 4,448
  Year Ended July 31, 2001+..........    2.31%                 0.78%                    1.22%                  38%      $   981
  Period Ended July 31, 2000 (b).....    1.27%(delta)(delta)   0.86%(delta)(delta)      1.25%(delta)(delta)    97%      $   763
  Period Ended December 31, 1999 (f).    2.44%(delta)(delta)   0.94%(delta)(delta)      9.41%(delta)(delta)    76%      $   164
GROWTH AND INCOME PORTFOLIO
  Year Ended July 31, 2002...........    2.04%                 0.60%                    0.82%                  69%      $14,312
  Year Ended July 31, 2001+..........    2.44%                 0.63%                    0.87%                  51%      $ 6,535
  Period Ended July 31, 2000 (b).....    2.15%(delta)(delta)   0.72%(delta)(delta)      0.88%(delta)(delta)    21%      $   271
  Period Ended December 31, 1999 (g).    2.44%(delta)(delta)   0.95%(delta)(delta)      2.27%(delta)(delta)    57%      $   535
MODERATE GROWTH AND
 INCOME PORTFOLIO
  Year Ended July 31, 2002...........    2.48%                 0.65%                    1.07%                  65%      $ 6,236
  Year Ended July 31, 2001+..........    3.26%                 0.77%                    1.20%                  62%      $   231
  Period Ended July 31, 2000 (b).....    2.85%(delta)(delta)   0.91%(delta)(delta)      1.26%(delta)(delta)    21%      $    48
  Period Ended December 31, 1999 (h).    3.32%(delta)(delta)   0.93%(delta)(delta)      9.78%(delta)(delta)   124%      $   172

# Excludes sales charge.
+ Net investment income is based on average shares outstanding during the period.
* Represents investments in affiliates for Aggressive Growth Portfolio, Growth Portfolio, Growth & Income Portfolio, and Moderate Growth & Income Portfolio.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(delta)  Not annualized.
(delta)(delta) Annualized.
(a)For the period from September 1, 1998 (commencement of operations) through July 31, 1999.
(b)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)For the period from March 1, 1998 through December 31, 1998. In conjunction with the reorganization of the ISG Funds, the Fund changed its fiscal year end to December 31.
(d)For the period from August 15, 1997 (commencement of operations) through February 28, 1998.
(e)For the period from January 13, 1999 (commencement of operations) through December 31, 1999.
(f)For the period from February 11, 1999 (commencement of operations) through December 31, 1999.
(g)For the period from March 8, 1999 (commencement of operations) through December 31, 1999.
(h)For the period from February 9, 1999 (commencement of operations) through December 31, 1999.
                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


BOND FUNDS
A SHARES
Selected data for a share outstanding throughout the period indicated.

                                                        Investment Activities                 Less Dividends from
                                                -------------------------------------- --------------------------------
                                      Net Asset              Net Realized                         Net Realized
                                       Value,      Net      and Unrealized  Total from    Net      Gains from
                                      Beginning Investment  Gains (Losses)  Investment Investment  Investment    Total
                                      of Period   Income   from Investments Activities   Income   Transactions Dividends
                                      --------- ---------- ---------------- ---------- ---------- ------------ ---------
BOND FUND
  Year Ended July 31, 2002...........  $11.13      0.53          0.36          0.89      (0.56)      (0.03)      (0.59)
  Year Ended July 31, 2001+..........  $10.52      0.58          0.62          1.20      (0.59)         --       (0.59)
  Year Ended July 31, 2000...........  $10.63      0.58         (0.06)         0.52      (0.61)      (0.02)      (0.63)
  Year Ended July 31, 1999...........  $11.05      0.61         (0.32)         0.29      (0.58)      (0.13)      (0.71)
  Year Ended July 31, 1998 (a).......  $10.92      1.41         (0.62)         0.79      (0.63)      (0.03)      (0.66)
LIMITED TERM BOND FUND
  Year Ended July 31, 2002...........  $10.55      0.48          0.18          0.66      (0.51)         --       (0.51)
  Year Ended July 31, 2001+..........  $10.13      0.57          0.43          1.00      (0.58)         --       (0.58)
  Year Ended July 31, 2000...........  $10.29      0.59         (0.13)         0.46      (0.62)         --       (0.62)
  Year Ended July 31, 1999...........  $10.43      0.57         (0.15)         0.42      (0.56)         --       (0.56)
  Year Ended July 31, 1998 (a).......  $10.42      0.85         (0.25)         0.60      (0.59)         --       (0.59)
GOVERNMENT INCOME FUND
  Year Ended July 31, 2002...........  $10.10      0.48          0.20          0.68      (0.52)         --       (0.52)
  Year Ended July 31, 2001+..........  $ 9.60      0.55          0.50          1.05      (0.55)         --       (0.55)
  Year Ended July 31, 2000...........  $ 9.62      0.56         (0.04)         0.52      (0.54)         --       (0.54)
  Year Ended July 31, 1999...........  $ 9.88      0.54         (0.28)         0.26      (0.52)         --       (0.52)
  Year Ended July 31, 1998 (a).......  $ 9.75      0.63          0.09          0.72      (0.59)         --       (0.59)
LIMITED TERM U.S. GOVERNMENT
 FUND
  Year Ended July 31, 2002...........  $10.26      0.35          0.22          0.57      (0.35)         --       (0.35)
  Year Ended July 31, 2001+..........  $ 9.89      0.47          0.37          0.84      (0.47)         --       (0.47)
  Period Ended July 31, 2000 (b).....  $ 9.85      0.28          0.02          0.30      (0.26)         --       (0.26)
  Year Ended December 31, 1999.......  $10.25      0.50         (0.39)         0.11      (0.50)      (0.01)      (0.51)
  Year Ended December 31, 1998.......  $10.12      0.53          0.14          0.67      (0.53)      (0.01)      (0.54)
  Period Ended December 31, 1997 (c).  $10.00      0.42          0.12          0.54      (0.42)         --       (0.42)



                                      Net Asset
                                      Value, End     Total
                                      of Period     Return#
                                      ---------- -------
BOND FUND
  Year Ended July 31, 2002...........   $11.43    8.19%
  Year Ended July 31, 2001+..........   $11.13   11.63%
  Year Ended July 31, 2000...........   $10.52    5.10%
  Year Ended July 31, 1999...........   $10.63    2.58%
  Year Ended July 31, 1998 (a).......   $11.05    7.45%
LIMITED TERM BOND FUND
  Year Ended July 31, 2002...........   $10.70    6.44%
  Year Ended July 31, 2001+..........   $10.55   10.12%
  Year Ended July 31, 2000...........   $10.13    4.59%
  Year Ended July 31, 1999...........   $10.29    4.01%
  Year Ended July 31, 1998 (a).......   $10.43    5.94%
GOVERNMENT INCOME FUND
  Year Ended July 31, 2002...........   $10.26    6.96%
  Year Ended July 31, 2001+..........   $10.10   11.25%
  Year Ended July 31, 2000...........   $ 9.60    5.55%
  Year Ended July 31, 1999...........   $ 9.62    2.62%
  Year Ended July 31, 1998 (a).......   $ 9.88    7.58%
LIMITED TERM U.S. GOVERNMENT
 FUND
  Year Ended July 31, 2002...........   $10.48    5.65%
  Year Ended July 31, 2001+..........   $10.26    8.71%
  Period Ended July 31, 2000 (b).....   $ 9.89    3.11%(delta)
  Year Ended December 31, 1999.......   $ 9.85    1.08%
  Year Ended December 31, 1998.......   $10.25    6.69%
  Period Ended December 31, 1997 (c).   $10.12    5.54%(delta)

                                                          Ratios (to average net assets)/Supplemental Data
                                      -----------------------------------------------------------------------------------------
                                                                                      Expenses                      Net Assets,
                                             Net                                       (before            Portfolio   End of
                                          Investment               Net               Reductions/          Turnover    Period
                                            Income               Expenses          Reimbursements)          Rate*     (000's)
                                      ----------            --------             ---------------          --------- -----------
BOND FUND
  Year Ended July 31, 2002...........   4.69%                0.99%                    1.20%                  35%      $35,869
  Year Ended July 31, 2001+..........   5.30%                0.99%                    1.20%                  24%      $16,877
  Year Ended July 31, 2000...........   5.54%                0.91%                    1.21%                  27%      $ 9,500
  Year Ended July 31, 1999...........   5.46%                0.81%                    1.20%                  18%      $ 7,070
  Year Ended July 31, 1998 (a).......   5.78%                0.73%                    0.95%                  40%      $ 7,032
LIMITED TERM BOND FUND
  Year Ended July 31, 2002...........   4.54%                1.00%                    1.21%                  29%      $22,813
  Year Ended July 31, 2001+..........   5.43%                1.00%                    1.22%                  44%      $ 9,918
  Year Ended July 31, 2000...........   5.60%                0.96%                    1.24%                  34%      $ 7,913
  Year Ended July 31, 1999...........   5.49%                0.81%                    1.23%                  39%      $ 2,716
  Year Ended July 31, 1998 (a).......   5.65%                0.74%                    0.96%                  39%      $ 3,531
GOVERNMENT INCOME FUND
  Year Ended July 31, 2002...........   4.74%                1.00%                    1.21%                  18%      $ 8,800
  Year Ended July 31, 2001+..........   5.47%                0.99%                    1.20%                  25%      $ 5,672
  Year Ended July 31, 2000...........   5.77%                0.85%                    1.30%                  42%      $ 5,879
  Year Ended July 31, 1999...........   5.35%                0.70%                    1.90%                  27%      $ 5,436
  Year Ended July 31, 1998 (a).......   5.95%                0.71%                    1.77%                  35%      $ 8,176
LIMITED TERM U.S. GOVERNMENT
 FUND
  Year Ended July 31, 2002...........   3.43%                1.09%                    1.36%                  56%      $ 4,198
  Year Ended July 31, 2001+..........   4.63%                1.15%                    1.42%                  31%      $ 3,003
  Period Ended July 31, 2000 (b).....   4.89%(delta)(delta)  1.09%(delta)(delta)      1.36%(delta)(delta)     4%      $ 3,791
  Year Ended December 31, 1999.......   4.93%                0.98%                    1.40%                  17%      $ 3,571
  Year Ended December 31, 1998.......   5.16%                1.02%                    1.54%                  86%      $ 2,437
  Period Ended December 31, 1997 (c).   5.34%(delta)(delta)  1.00%(delta)(delta)      1.62%(delta)(delta)    52%      $20,103

# Excludes sales charge.
+ Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(delta)Not annualized.
(delta)(delta)Annualized.
(a)Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


BOND FUNDS
A SHARES
Selected data for a share outstanding throughout the period indicated.

                                        Investment Activities                 Less Dividends from
                                -------------------------------------  --------------------------------
                      Net Asset              Net Realized                         Net Realized
                       Value,      Net      and Unrealized  Total from    Net      Gains from            Net Asset
                      Beginning Investment  Gains (Losses)  Investment Investment  Investment    Total   Value, End     Total
                      of Period   Income   from Investments Activities   Income   Transactions Dividends of Period     Return#
                      --------- ---------- ---------------- ---------- ---------- ------------ --------- ---------- -------
MUNICIPAL BOND FUND
 Year Ended July
   31, 2002..........  $10.18      0.37          0.23          0.60      (0.39)      (0.01)      (0.40)    $10.38    6.05%
 Year Ended July
   31, 2001+.........  $ 9.76      0.39          0.41          0.80      (0.38)         --       (0.38)    $10.18    8.36%
 Year Ended July
   31, 2000..........  $ 9.87      0.40         (0.06)         0.34      (0.40)      (0.05)      (0.45)    $ 9.76    3.62%
 Year Ended July
   31, 1999..........  $10.13      0.41         (0.17)         0.24      (0.39)      (0.11)      (0.50)    $ 9.87    2.31%
 Year Ended July
   31, 1998 (a)......  $10.15      0.86         (0.43)         0.43      (0.42)      (0.03)      (0.45)    $10.13    4.30%
FLORIDA TAX-EXEMPT FUND
 Year Ended July
   31, 2002..........  $10.51      0.39          0.27          0.66      (0.38)         --       (0.38)    $10.79    6.38%
 Year Ended July
   31, 2001+.........  $10.16      0.40          0.35          0.75      (0.40)         --       (0.40)    $10.51    7.46%
 Year Ended July
   31, 2000..........  $10.22      0.44         (0.06)         0.38      (0.41)      (0.03)      (0.44)    $10.16    3.99%
 Year Ended July
   31, 1999..........  $10.45      0.41         (0.18)         0.23      (0.40)      (0.06)      (0.46)    $10.22    2.06%
 Year Ended July
   31, 1998 (a)......  $10.50      0.45          0.01          0.46      (0.44)      (0.07)      (0.51)    $10.45    4.46%
TENNESSEE TAX-EXEMPT FUND
 Year Ended July
   31, 2002..........  $10.10      0.31          0.27          0.58      (0.31)         --       (0.31)    $10.37    5.87%
 Year Ended July
   31, 2001+.........  $ 9.74      0.36          0.36          0.72      (0.36)         --       (0.36)    $10.10    7.55%
 Period Ended July
   31, 2000 (b)......  $ 9.55      0.21          0.18          0.39      (0.20)         --       (0.20)    $ 9.74    4.15%(delta)
 Year Ended
   December 31, 1999.  $10.19      0.33         (0.64)        (0.31)     (0.33)         --       (0.33)    $ 9.55   (3.07%)
 Year Ended
   December 31, 1998.  $10.18      0.35          0.08          0.43      (0.35)      (0.07)      (0.42)    $10.19    4.25%
 Year Ended
   December 31, 1997.  $ 9.90      0.44          0.25          0.69      (0.41)         --       (0.41)    $10.18    7.13%
LIMITED TERM
 TENNESSEE TAX-EXEMPT
 FUND
 Year Ended July
   31, 2002..........  $10.12      0.24          0.19          0.43      (0.24)         --       (0.24)    $10.31    4.33%
 Year Ended July
   31, 2000+.........  $ 9.81      0.30          0.31          0.61      (0.30)         --       (0.30)    $10.12    6.28%
 Period Ended July
   31, 2000 (b)......  $ 9.69      0.19          0.11          0.30      (0.18)         --       (0.18)    $ 9.81    3.12%(delta)
 Year Ended
   December 31, 1999.  $10.11      0.30         (0.40)        (0.10)     (0.30)      (0.02)      (0.32)    $ 9.69   (1.00%)
 Year Ended
   December 31, 1998.  $10.13      0.32          0.06          0.38      (0.32)      (0.08)      (0.40)    $10.11    3.76%
 Period Ended
   December 31,
   1997 (c)..........  $10.00      0.29          0.13          0.42      (0.29)         --       (0.29)    $10.13    4.26%(delta)

                                          Ratios (to average net assets)/Supplemental Data
                      -----------------------------------------------------------------------------------------
                                                                      Expenses                      Net Assets,
                             Net                                       (before            Portfolio   End of
                          Investment               Net               Reductions/          Turnover    Period
                            Income               Expenses          Reimbursements)          Rate*     (000's)
                      ----------            --------             ---------------          --------- -----------
MUNICIPAL BOND FUND
 Year Ended July
   31, 2002..........   3.72%                0.89%                    1.20%                  10%      $11,553
 Year Ended July
   31, 2001+.........   3.88%                0.89%                    1.20%                   5%      $ 8,022
 Year Ended July
   31, 2000..........   4.12%                0.82%                    1.20%                   9%      $ 6,516
 Year Ended July
   31, 1999..........   4.01%                0.71%                    1.20%                  21%      $ 2,694
 Year Ended July
   31, 1998 (a)......   4.26%                0.62%                    0.92%                  29%      $ 2,689
FLORIDA TAX-EXEMPT FUND
 Year Ended July
   31, 2002..........   3.64%                0.87%                    1.26%                  13%      $ 4,002
 Year Ended July
   31, 2001+.........   3.79%                0.90%                    1.29%                   7%      $ 3,267
 Year Ended July
   31, 2000..........   4.10%                0.74%                    1.30%                  11%      $ 2,655
 Year Ended July
   31, 1999..........   4.00%                0.59%                    1.26%                  34%      $12,195
 Year Ended July
   31, 1998 (a)......   4.24%                0.55%                    1.06%                  30%      $ 8,663
TENNESSEE TAX-EXEMPT FUND
 Year Ended July
   31, 2002..........   3.02%                1.08%                    1.31%                  60%      $ 3,432
 Year Ended July
   31, 2001+.........   3.63%                1.09%                    1.33%                 123%      $ 3,764
 Period Ended July
   31, 2000 (b)......   3.78%(delta)(delta)  1.13%(delta)(delta)      1.27%(delta)(delta)    23%      $ 2,919
 Year Ended
   December 31, 1999.   3.34%                1.25%                    1.26%                  64%      $ 3,324
 Year Ended
   December 31, 1998.   3.37%                1.20%                    1.20%                 155%      $ 2,919
 Year Ended
   December 31, 1997.   4.13%                0.84%                    1.09%                 253%      $ 1,669
LIMITED TERM
 TENNESSEE TAX-EXEMPT
 FUND
 Year Ended July
   31, 2002..........   2.37%                1.25%                    1.66%                 115%      $ 9,994
 Year Ended July
   31, 2000+.........   2.95%                1.28%                    1.66%                 111%      $12,886
 Period Ended July
   31, 2000 (b)......   3.29%(delta)(delta)  1.16%(delta)(delta)      1.49%(delta)(delta)    20%      $15,489
 Year Ended
   December 31, 1999.   3.07%                1.08%                    1.55%                  52%      $19,361
 Year Ended
   December 31, 1998.   3.11%                1.05%                    1.52%                 189%      $19,439
 Period Ended
   December 31,
   1997 (c)..........   3.48%(delta)(delta)  0.98%(delta)(delta)      1.52%(delta)(delta)   179%      $22,893

# Excludes sales charge.
+ Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(delta)Not annualized.
(delta)(delta)Annualized.
(a)Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)For the period from February 28, 1997 (commencement of operations) through December 31, 1997.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights



MONEY MARKET FUNDS
A SHARES+
Selected data for a share outstanding throughout the period indicated.

                                                    Investment Activities
                                            --------------------------------------
                                                                                      Less
                                  Net Asset              Net Realized              Dividends
                                   Value,      Net      and Unrealized  Total from  from Net  Net Asset
                                  Beginning Investment  Gains (Losses)  Investment Investment Value, End    Total
                                  of Period   Income   from Investments Activities   Income   of Period    Return#
                                  --------- ---------- ---------------- ---------- ---------- ---------- -------
PRIME MONEY MARKET FUND
  Year Ended July 31, 2002.......  $1.000     0.015             --        0.015      (0.015)    $1.000    1.53%
  Year Ended July 31, 2001.......  $1.000     0.049             --        0.049      (0.049)    $1.000    5.03%
  Year Ended July 31, 2000.......  $1.000     0.051             --        0.051      (0.051)    $1.000    5.20%
  Year Ended July 31, 1999.......  $1.000     0.044             --        0.044      (0.044)    $1.000    4.48%
  Year Ended July 31, 1998.......  $1.000     0.049             --        0.049      (0.049)    $1.000    4.99%
U.S. TREASURY MONEY MARKET
 FUND
  Year Ended July 31, 2002.......  $1.000     0.014                       0.014      (0.014)    $1.000    1.41%
  Year Ended July 31, 2001.......  $1.000     0.046             --        0.046      (0.046)    $1.000    4.71%
  Year Ended July 31, 2000.......  $1.000     0.046             --        0.046      (0.046)    $1.000    4.73%
  Year Ended July 31, 1999.......  $1.000     0.040             --        0.040      (0.040)    $1.000    4.06%
  Year Ended July 31, 1998.......  $1.000     0.046             --        0.046      (0.046)    $1.000    4.67%
TREASURY RESERVE MONEY
 MARKET FUND
  Year Ended July 31, 2002.......  $1.000     0.015             --        0.015      (0.015)    $1.000    1.53%
  Year Ended July 31, 2001.......  $1.000     0.048             --        0.048      (0.048)    $1.000    4.95%
  Period Ended July 31, 2000 (a).  $1.000     0.030             --        0.030      (0.030)    $1.000    3.07%(delta)
  Year Ended December 31, 1999...  $1.000     0.043             --        0.043      (0.043)    $1.000    4.38%
  Year Ended December 31, 1998...  $1.000     0.046             --        0.046      (0.046)    $1.000    4.68%
  Year Ended December 31, 1997...  $1.000     0.047             --        0.047      (0.047)    $1.000    4.78%
TAX-EXEMPT MONEY MARKET
 FUND
  Year Ended July 31, 2002.......  $0.999     0.009         (0.001)       0.008      (0.009)    $0.998    0.87%
  Year Ended July 31, 2001.......  $0.998     0.028          0.001        0.029      (0.028)    $0.999    2.83%
  Year Ended July 31, 2000.......  $1.000     0.031         (0.002)       0.029      (0.031)    $0.998    3.11%
  Year Ended July 31, 1999.......  $1.000     0.026             --        0.026      (0.026)    $1.000    2.66%
  Year Ended July 31, 1998.......  $1.000     0.030             --        0.030      (0.030)    $1.000    3.03%
INSTITUTIONAL PRIME
 OBLIGATIONS MONEY MARKET
 FUND
  Year Ended July 31, 2002.......  $1.000     0.018             --        0.018      (0.018)    $1.000    1.83%
  Year Ended July 31, 2001.......  $1.000     0.052             --        0.052      (0.052)    $1.000    5.31%
  Year Ended July 31, 2000.......  $1.000     0.054             --        0.054      (0.054)    $1.000    5.55%
  Period Ended July 31, 1999 (c).  $1.000     0.020             --        0.020      (0.020)    $1.000    1.96%(delta)

                                                 Ratios (to average net assets)/Supplemental Data
                                  -------------------------------------------------------------------------------

                                                                                  Expenses            Net Assets,
                                         Net                                       (before              End of
                                      Investment               Net               Reductions/            Period
                                        Income               Expenses          Reimbursements)          (000's)
                                  ----------            --------             ---------------          -----------
PRIME MONEY MARKET FUND
  Year Ended July 31, 2002.......   1.53%                0.79%                    0.94%                $551,767
  Year Ended July 31, 2001.......   4.96%                0.77%                    0.94%                $564,977
  Year Ended July 31, 2000.......   5.35%                0.75%                    0.94%                $645,275
  Year Ended July 31, 1999.......   4.40%                0.78%                    0.94%                $136,078
  Year Ended July 31, 1998.......   4.88%                0.79%                    0.95%                $116,960
U.S. TREASURY MONEY MARKET
 FUND
  Year Ended July 31, 2002.......   1.39%                0.95%                    1.00%                $ 97,033
  Year Ended July 31, 2001.......   3.73%                0.92%                    0.98%                $101,125
  Year Ended July 31, 2000.......   4.72%                0.85%                    0.96%                $ 11,817
  Year Ended July 31, 1999.......   4.03%                0.79%                    0.95%                $  4,390
  Year Ended July 31, 1998.......   4.57%                0.80%                    0.95%                $  8,070
TREASURY RESERVE MONEY
 MARKET FUND
  Year Ended July 31, 2002.......   1.54%                0.79%                    0.96%                $ 98,582
  Year Ended July 31, 2001.......   4.90%                0.72%                    0.95%                $ 99,777
  Period Ended July 31, 2000 (a).   5.21%(delta)(delta)  0.65%(delta)(delta)      0.86%(delta)(delta)  $143,901
  Year Ended December 31, 1999...   4.28%                0.60%                    0.70%                $143,208
  Year Ended December 31, 1998...   4.56%                0.77%                    0.78%                $167,475
  Year Ended December 31, 1997...   4.68%                0.75%                            (b)          $ 77,065
TAX-EXEMPT MONEY MARKET
 FUND
  Year Ended July 31, 2002.......   0.87%                0.81%                    0.96%                $ 31,408
  Year Ended July 31, 2001.......   2.84%                0.80%                    0.96%                $ 40,728
  Year Ended July 31, 2000.......   3.14%                0.71%                    0.97%                $ 51,260
  Year Ended July 31, 1999.......   2.64%                0.59%                    0.98%                $ 22,844
  Year Ended July 31, 1998.......   2.97%                0.60%                    0.98%                $ 28,657
INSTITUTIONAL PRIME
 OBLIGATIONS MONEY MARKET
 FUND
  Year Ended July 31, 2002.......   1.91%                0.50%                    0.64%                $207,511
  Year Ended July 31, 2001.......   5.00%                0.50%                    0.65%                $361,629
  Year Ended July 31, 2000.......   5.69%                0.45%                    0.66%                $180,873
  Period Ended July 31, 1999 (c).   4.45%(delta)(delta)  0.49%(delta)(delta)      0.72%(delta)(delta)  $ 26,000

# Excludes sales charge.
+ Represents Class II Shares for Institutional Prime Obligations Money Market
  Fund.
(delta)Not annualized.
(delta)(delta)Annualized.
(a)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b)There were no fee reductions in this period.
(c)For the period from February 19, 1999 (commencement of operations) through July 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
B SHARES
Selected data for a share outstanding throughout the period indicated.

                                                        Investment Activities                 Less Dividends from
                                                -------------------------------------  --------------------------------
                                      Net Asset    Net       Net Realized                         Net Realized
                                       Value,   Investment  and Unrealized  Total from    Net      Gains from
                                      Beginning   Income    Gains (Losses)  Investment Investment  Investment    Total
                                      of Period   (Loss)   from Investments Activities   Income   Transactions Dividends
                                      --------- ---------- ---------------- ---------- ---------- ------------ ---------
VALUE FUND
  Year Ended July 31, 2002...........  $20.15     (0.02)        (5.93)        (5.95)     (0.02)      (1.61)      (1.63)
  Year Ended July 31, 2001+..........  $19.41     (0.03)         3.58          3.55      (0.04)      (2.77)      (2.81)
  Year Ended July 31, 2000...........  $25.14      0.07         (2.19)        (2.12)     (0.11)      (3.50)      (3.61)
  Year Ended July 31, 1999...........  $24.55      0.02          3.10          3.12      (0.06)      (2.47)      (2.53)
  Period Ended July 31, 1998 (a).....  $23.15      0.09          2.68          2.77      (0.12)      (1.25)      (1.37)
CAPITAL GROWTH FUND
  Year Ended July 31, 2002...........  $10.39     (0.27)        (2.56)        (2.83)        --          --          --
  Year Ended July 31, 2001+..........  $14.46     (0.17)        (2.74)        (2.91)        --       (1.16)      (1.16)
  Period Ended July 31, 2000 (b).....  $13.93     (0.09)         0.62          0.53         --          --          --
  Year Ended December 31, 1999+......  $13.92     (0.14)         2.91          2.77         --       (2.76)      (2.76)
  Period Ended December 31, 1998 (c).  $13.10     (0.05)         3.35          3.30         --       (2.48)      (2.48)
LARGE CAP FUND
  Year Ended July 31, 2002...........  $20.70     (0.15)        (4.42)        (4.57)        --       (1.19)      (1.19)
  Year Ended July 31, 2001+..........  $27.74     (0.21)        (2.77)        (2.98)        --       (4.06)      (4.06)
  Period Ended July 31, 2000 (b).....  $27.75     (0.13)         0.12         (0.01)        --          --          --
  Year Ended December 31, 1999+......  $27.54     (0.23)         5.04          4.81         --       (4.60)      (4.60)
  Period Ended December 31, 1998 (e).  $25.98        --          1.56          1.56         --          --          --



                                        Net Asset
                                      Value, End of      Total
                                         Period         Return#
                                      ------------- -------
VALUE FUND
  Year Ended July 31, 2002...........    $12.57     (31.68%)
  Year Ended July 31, 2001+..........    $20.15      20.09%
  Year Ended July 31, 2000...........    $19.41      (8.86%)
  Year Ended July 31, 1999...........    $25.14      14.03%
  Period Ended July 31, 1998 (a).....    $24.55      12.49%(delta)
CAPITAL GROWTH FUND
  Year Ended July 31, 2002...........    $ 7.56     (27.24%)
  Year Ended July 31, 2001+..........    $10.39     (21.77%)
  Period Ended July 31, 2000 (b).....    $14.46       3.80%(delta)
  Year Ended December 31, 1999+......    $13.93      21.11%
  Period Ended December 31, 1998 (c).    $13.92      26.86%(delta)
LARGE CAP FUND
  Year Ended July 31, 2002...........    $14.94     (23.31%)
  Year Ended July 31, 2001+..........    $20.70     (12.40%)
  Period Ended July 31, 2000 (b).....    $27.74      (0.04%)(delta)
  Year Ended December 31, 1999+......    $27.75      17.78%
  Period Ended December 31, 1998 (e).    $27.54       6.02%(delta)

                                                           Ratios (to average net assets)/Supplemental Data
                                      -------------------------------------------------------------------------------------------
                                                                                        Expenses                      Net Assets,
                                              Net                                        (before            Portfolio   End of
                                           Investment                Net               Reductions/          Turnover    Period
                                             Income                Expenses          Reimbursements)          Rate*     (000's)
                                      ----------              --------             ---------------          --------- -----------
VALUE FUND
  Year Ended July 31, 2002...........   (0.27%)                2.10%                    2.11%                  59%      $13,133
  Year Ended July 31, 2001+..........   (0.16%)                2.09%                    2.10%                  43%      $10,322
  Year Ended July 31, 2000...........    0.32%                 2.10%                    2.11%                  17%      $ 7,949
  Year Ended July 31, 1999...........    0.05%                 2.08%                    2.09%                  18%      $12,394
  Period Ended July 31, 1998 (a).....    0.26%(delta)(delta)   2.11%(delta)(delta)      2.11%(delta)(delta)    17%      $ 7,929
CAPITAL GROWTH FUND
  Year Ended July 31, 2002...........   (3.86%)                2.04%                    2.12%                 115%      $ 8,746
  Year Ended July 31, 2001+..........   (1.35%)                1.96%                    2.11%                 100%      $ 8,967
  Period Ended July 31, 2000 (b).....   (1.11%)(delta)(delta)  1.96%(delta)(delta)      2.07%(delta)(delta)    91%      $ 8,939
  Year Ended December 31, 1999+......   (0.93%)                1.92%                    1.93%                 178%      $ 7,704
  Period Ended December 31, 1998 (c).   (0.95%)(delta)(delta)  2.04%(delta)(delta)        (d)                 152%      $ 2,854
LARGE CAP FUND
  Year Ended July 31, 2002...........   (0.80%)                2.01%                    2.12%                  11%      $21,739
  Year Ended July 31, 2001+..........   (0.91%)                2.00%                    2.11%                  10%      $28,118
  Period Ended July 31, 2000 (b).....   (0.93%)(delta)(delta)  2.00%(delta)(delta)      2.07%(delta)(delta)    10%      $24,655
  Year Ended December 31, 1999+......   (0.79%)                1.98%                    2.00%                  15%      $18,584
  Period Ended December 31, 1998 (e).    0.23%(delta)(delta)   1.10%(delta)(delta)      2.11%(delta)(delta)     3%      $   100

# Excludes redemption charge.
+ Net investment loss is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(delta)Not annualized.
(delta)(delta)Annualized.
(a)For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(b)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)For the period from February 5, 1998 (commencement of operations) through December 31, 1998.
(d)There was no fee reduction in this period.
(e)For the period from December 15, 1998 (commencement of operations) through December 31, 1998.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
B SHARES
Selected data for a share outstanding throughout the period indicated.

                                                         Investment Activities                 Less Dividends from
                                                 -------------------------------------  --------------------------------
                                                              Net Realized
                                       Net Asset    Net      and Unrealized                        Net Realized
                                        Value,   Investment  Gains (Losses)  Total from    Net      Gains from
                                       Beginning   Income   from Investments Investment Investment  Investment    Total
                                       of Period   (Loss)     and Options    Activities   Income   Transactions Dividends
                                       --------- ---------- ---------------- ---------- ---------- ------------ ---------
MID CAP FUND
  Year Ended July 31, 2002............  $11.83     (0.25)        (2.45)        (2.70)        --          --          --
  Year Ended July 31, 2001+...........  $16.52     (0.27)        (4.42)        (4.69)        --          --          --
  Period Ended July 31, 2000 (a)+.....  $17.28     (0.20)        (0.56)        (0.76)        --          --          --
  Period Ended December 31, 1999 (b)+.  $10.00     (0.19)         7.47          7.28         --          --          --
SMALL CAP FUND
  Year Ended July 31, 1997............  $ 9.85     (0.17)        (2.79)        (2.96)        --          --          --
  Year Ended July 31, 2001+...........  $12.31     (0.22)        (1.03)        (1.25)        --       (1.21)      (1.21)
  Year Ended July 31, 2000............  $ 8.31     (0.14)         4.14          4.00         --          --          --
  Year Ended July 31, 1999............  $ 9.11     (0.14)        (0.66)        (0.80)        --          --          --
  Period Ended July 31, 1998 (c)......  $10.00     (0.04)        (0.85)        (0.89)        --          --          --
EQUITY INCOME FUND
  Year Ended July 31, 2002............  $12.42        --         (2.06)        (2.06)     (0.10)         --       (0.10)
  Year Ended July 31, 2001+...........  $14.48      0.07         (2.04)        (1.97)     (0.09)         --       (0.09)
  Year Ended July 31, 2000............  $13.05      0.07          2.24          2.31      (0.07)      (0.81)      (0.88)
  Year Ended July 31, 1999............  $11.86      0.07          1.47          1.54      (0.09)      (0.26)      (0.35)
  Period Ended July 31, 1998 (d)......  $11.60      0.15          0.68          0.83      (0.16)      (0.41)      (0.57)
BALANCED FUND
  Year Ended July 31, 2002............  $12.42      0.22         (1.19)        (0.97)     (0.23)      (0.36)      (0.59)
  Year Ended July 31, 2001+...........  $12.45      0.28          1.26          1.54      (0.30)      (1.27)      (1.57)
  Year Ended July 31, 2000............  $14.90      0.34         (0.64)        (0.30)     (0.37)      (1.78)      (2.15)
  Year Ended July 31, 1999............  $15.16      0.29          0.95          1.24      (0.30)      (1.20)      (1.50)
  Period Ended July 31, 1998 (e)......  $14.99      0.28          1.15          1.43      (0.29)      (0.97)      (1.26)
SELECT EQUITY FUND
  Year Ended July 31, 2002............  $11.08     (0.03)        (0.28)        (0.31)        --          --          --
  Year Ended July 31, 2001+...........  $ 8.64     (0.08)         2.52          2.44         --          --          --
  Year Ended July 31, 2000+...........  $11.83     (0.01)        (2.34)        (2.35)     (0.03)      (0.81)      (0.84)
  Period Ended July 31, 1999 (f)......  $ 9.98      0.02          1.86          1.88      (0.02)      (0.01)      (0.03)




                                       Net Asset
                                       Value, End      Total
                                       of Period      Return#
                                       ---------- -------
MID CAP FUND
  Year Ended July 31, 2002............   $ 9.13   (22.82%)
  Year Ended July 31, 2001+...........   $11.83   (28.29%)
  Period Ended July 31, 2000 (a)+.....   $16.52    (4.40%)(delta)
  Period Ended December 31, 1999 (b)+.   $17.28    72.80%(delta)
SMALL CAP FUND
  Year Ended July 31, 1997............   $ 6.89   (30.05%)
  Year Ended July 31, 2001+...........   $ 9.85   (11.03%)
  Year Ended July 31, 2000............   $12.31    48.13%
  Year Ended July 31, 1999............   $ 8.31    (8.78%)
  Period Ended July 31, 1998 (c)......   $ 9.11    (8.90%)(delta)
EQUITY INCOME FUND
  Year Ended July 31, 2002............   $10.26   (16.72%)
  Year Ended July 31, 2001+...........   $12.42   (13.64%)
  Year Ended July 31, 2000............   $14.48    18.24%
  Year Ended July 31, 1999............   $13.05    13.34%
  Period Ended July 31, 1998 (d)......   $11.86     7.26%(delta)
BALANCED FUND
  Year Ended July 31, 2002............   $10.86    (8.17%)
  Year Ended July 31, 2001+...........   $12.42    13.03%
  Year Ended July 31, 2000............   $12.45    (1.80%)
  Year Ended July 31, 1999............   $14.90     8.66%
  Period Ended July 31, 1998 (e)......   $15.16    10.07%(delta)
SELECT EQUITY FUND
  Year Ended July 31, 2002............   $10.77    (2.77%)
  Year Ended July 31, 2001+...........   $11.08    28.24%
  Year Ended July 31, 2000+...........   $ 8.64   (20.47%)
  Period Ended July 31, 1999 (f)......   $11.83    18.83%(delta)

                                                            Ratios (to average net assets)/Supplemental Data
                                       -------------------------------------------------------------------------------

                                                                                         Expenses
                                               Net                                        (before            Portfolio
                                            Investment                Net               Reductions/          Turnover
                                              Income                Expenses          Reimbursements)          Rate*
                                       ----------              --------             ---------------          ---------
MID CAP FUND
  Year Ended July 31, 2002............   (2.07%)                2.41%                    2.58%                 221%
  Year Ended July 31, 2001+...........   (1.91%)                2.32%                    2.41%                 120%
  Period Ended July 31, 2000 (a)+.....   (2.00%)(delta)(delta)  2.33%(delta)(delta)      2.37%(delta)(delta)    39%
  Period Ended December 31, 1999 (b)+.   (2.17%)(delta)(delta)  2.86%(delta)(delta)      2.86%(delta)(delta)    20%
SMALL CAP FUND
  Year Ended July 31, 1997............   (2.01%)                2.36%                    2.52%                 227%
  Year Ended July 31, 2001+...........   (1.97%)                2.36%                    2.52%                 220%
  Year Ended July 31, 2000............   (1.99%)                2.39%                    2.59%                 318%
  Year Ended July 31, 1999............   (1.83%)                2.41%                    3.42%                 208%
  Period Ended July 31, 1998 (c)......   (1.69%)(delta)(delta)  2.54%(delta)(delta)      4.98%(delta)(delta)    71%
EQUITY INCOME FUND
  Year Ended July 31, 2002............    0.12%                 2.09%                    2.16%                 158%
  Year Ended July 31, 2001+...........    0.49%                 2.05%                    2.13%                 209%
  Year Ended July 31, 2000............    0.49%                 2.09%                    2.20%                 168%
  Year Ended July 31, 1999............    0.61%                 2.16%                    2.33%                 134%
  Period Ended July 31, 1998 (d)......    1.29%(delta)(delta)   2.19%(delta)(delta)      2.35%(delta)(delta)    83%
BALANCED FUND
  Year Ended July 31, 2002............    1.81%                 2.09%                    2.16%                  34%
  Year Ended July 31, 2001+...........    2.20%                 2.06%                    2.12%                  14%
  Year Ended July 31, 2000............    2.54%                 2.10%                    2.12%                  16%
  Year Ended July 31, 1999............    1.93%                 2.09%                    2.10%                  23%
  Period Ended July 31, 1998 (e)......    1.83%(delta)(delta)   2.12%(delta)(delta)      2.12%(delta)(delta)    25%
SELECT EQUITY FUND
  Year Ended July 31, 2002............   (0.45%)                2.19%                    2.44%                  38%
  Year Ended July 31, 2001+...........   (0.75%)                2.44%                    2.80%                  19%
  Year Ended July 31, 2000+...........   (0.08%)                2.21%                    2.72%                  25%
  Period Ended July 31, 1999 (f)......   (0.49%)(delta)(delta)  1.99%(delta)(delta)      2.58%(delta)(delta)    10%



                                       Net Assets,
                                         End of
                                         Period
                                         (000's)
                                       -----------
MID CAP FUND
  Year Ended July 31, 2002............   $ 7,066
  Year Ended July 31, 2001+...........   $11,323
  Period Ended July 31, 2000 (a)+.....   $12,912
  Period Ended December 31, 1999 (b)+.   $ 2,177
SMALL CAP FUND
  Year Ended July 31, 1997............   $ 2,014
  Year Ended July 31, 2001+...........   $ 2,975
  Year Ended July 31, 2000............   $ 2,619
  Year Ended July 31, 1999............   $   929
  Period Ended July 31, 1998 (c)......   $   871
EQUITY INCOME FUND
  Year Ended July 31, 2002............   $18,712
  Year Ended July 31, 2001+...........   $28,678
  Year Ended July 31, 2000............   $28,153
  Year Ended July 31, 1999............   $ 7,919
  Period Ended July 31, 1998 (d)......   $ 7,733
BALANCED FUND
  Year Ended July 31, 2002............   $16,742
  Year Ended July 31, 2001+...........   $ 9,004
  Year Ended July 31, 2000............   $ 7,072
  Year Ended July 31, 1999............   $10,131
  Period Ended July 31, 1998 (e)......   $ 5,309
SELECT EQUITY FUND
  Year Ended July 31, 2002............   $ 4,800
  Year Ended July 31, 2001+...........   $ 1,586
  Year Ended July 31, 2000+...........   $   715
  Period Ended July 31, 1999 (f)......   $ 1,933

# Excludes redemption charge.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(delta)Not annualized.
(delta)(delta)Annualized.
(a)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b)For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(c)For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(d)For the period from September 3, 1997 (commencement of operations) through July 31, 1998.
(e)For the period from September 2, 1997 (commencement of operations) through July 31, 1998.
(f)For the period from September 2, 1998 (commencement of operations) through July 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
B SHARES
Selected data for a share outstanding throughout the period indicated.

                                                          Investment Activities                   Less Dividends from
                                                -----------------------------------------  --------------------------------
                                                                Net Realized
                                                               and Unrealized
                                                               Gains (Losses)
                                      Net Asset               from Investments,                       Net Realized
                                       Value,        Net          Futures,      Total from    Net      Gains from
                                      Beginning  Investment      and Foreign    Investment Investment  Investment    Total
                                      of Period Income (Loss)    Currencies*    Activities   Income   Transactions Dividends
                                      --------- ------------- ----------------- ---------- ---------- ------------ ---------
ENHANCED MARKET FUND
  Year Ended July 31, 2002...........  $12.11       (0.05)          (2.91)        (2.96)        --       (0.16)      (0.16)
  Year Ended July 31, 2001+..........  $14.55       (0.06)          (2.14)        (2.20)     (0.02)      (0.22)      (0.24)
  Year Ended July 31, 2000...........  $13.82       (0.04)           1.22          1.18         --       (0.45)      (0.45)
  Period Ended July 31, 1999 (a).....  $10.30        0.03            3.55          3.58      (0.03)      (0.03)      (0.06)
INTERNATIONAL EQUITY FUND
  Year Ended July 31, 2002...........  $ 9.35       (0.03)          (1.68)        (1.71)        --          --          --
  Year Ended July 31, 2001+..........  $12.25       (0.05)          (2.49)        (2.54)        --       (0.36)      (0.36)
  Period Ended July 31, 2000 (b)+....  $13.21          --           (0.96)        (0.96)        --          --          --
  Period Ended December 31, 1999 (c).  $10.66       (0.02)           2.69          2.67      (0.12)         --       (0.12)
AGGRESSIVE GROWTH PORTFOLIO
  Year Ended July 31, 2002...........  $ 9.77       (0.07)          (2.19)        (2.26)        --       (0.64)      (0.64)
  Year Ended July 31, 2001+..........  $11.42        0.06           (0.44)        (0.38)     (0.11)      (1.16)      (1.27)
  Period Ended July 31, 2000 (b).....  $11.47       (0.03)          (0.02)        (0.05)        --          --          --
  Period Ended December 31, 1999 (d).  $10.03        0.07            1.50          1.57      (0.09)      (0.04)      (0.13)
GROWTH PORTFOLIO
  Year Ended July 31, 2002...........  $ 9.34        0.02           (1.48)        (1.46)     (0.03)      (0.30)      (0.33)
  Year Ended July 31, 2001+..........  $10.44        0.15           (0.41)        (0.26)     (0.17)      (0.67)      (0.84)
  Period Ended July 31, 2000 (b).....  $10.57        0.03           (0.12)        (0.09)     (0.04)         --       (0.04)
  Period Ended December 31, 1999 (e).  $ 9.84        0.12            0.81          0.93      (0.12)      (0.08)      (0.20)
GROWTH AND INCOME PORTFOLIO
  Year Ended July 31, 2002...........  $ 9.77        0.12           (1.16)        (1.04)     (0.13)      (0.28)      (0.41)
  Year Ended July 31, 2001+..........  $10.53        0.24           (0.12)         0.12      (0.25)      (0.63)      (0.88)
  Period Ended July 31, 2000 (b).....  $10.50        0.10            0.02          0.12      (0.09)         --       (0.09)
  Period Ended December 31, 1999 (f).  $10.00        0.08            0.53          0.61      (0.08)      (0.03)      (0.11)
MODERATE GROWTH AND INCOME PORTFOLIO
  Year Ended July 31, 2002...........  $ 9.71        0.17           (0.95)        (0.78)     (0.17)      (0.20)      (0.37)
  Year Ended July 31, 2001+..........  $10.04        0.25            0.15          0.40      (0.28)      (0.45)      (0.73)
  Period Ended July 31, 2000 (b).....  $ 9.96        0.13            0.07          0.20      (0.12)         --       (0.12)
  Period Ended December 31, 1999 (g).  $10.00        0.13            0.02          0.15      (0.13)      (0.06)      (0.19)






                                      Net Asset
                                      Value, End      Total
                                      of Period      Return#
                                      ---------- -------
ENHANCED MARKET FUND
  Year Ended July 31, 2002...........   $ 8.99   (24.73%)
  Year Ended July 31, 2001+..........   $12.11   (15.28%)
  Year Ended July 31, 2000...........   $14.55     8.65%
  Period Ended July 31, 1999 (a).....   $13.82    34.85%(delta)
INTERNATIONAL EQUITY FUND
  Year Ended July 31, 2002...........   $ 7.64   (18.29%)
  Year Ended July 31, 2001+..........   $ 9.35   (21.25%)
  Period Ended July 31, 2000 (b)+....   $12.25    (7.19%)(delta)
  Period Ended December 31, 1999 (c).   $13.21    25.98%(delta)
AGGRESSIVE GROWTH PORTFOLIO
  Year Ended July 31, 2002...........   $ 6.87   (24.43%)
  Year Ended July 31, 2001+..........   $ 9.77    (4.06%)
  Period Ended July 31, 2000 (b).....   $11.42    (0.43%)(delta)
  Period Ended December 31, 1999 (d).   $11.47    15.70%(delta)
GROWTH PORTFOLIO
  Year Ended July 31, 2002...........   $ 7.55   (16.13%)
  Year Ended July 31, 2001+..........   $ 9.34    (2.82%)
  Period Ended July 31, 2000 (b).....   $10.44    (0.84%)(delta)
  Period Ended December 31, 1999 (e).   $10.57     9.48%(delta)
GROWTH AND INCOME PORTFOLIO
  Year Ended July 31, 2002...........   $ 8.32   (10.98%)
  Year Ended July 31, 2001+..........   $ 9.77     1.09%
  Period Ended July 31, 2000 (b).....   $10.53     1.13%(delta)
  Period Ended December 31, 1999 (f).   $10.50     6.10%(delta)
MODERATE GROWTH AND INCOME PORTFOLIO
  Year Ended July 31, 2002...........   $ 8.56    (8.38%)
  Year Ended July 31, 2001+..........   $ 9.71     4.09%
  Period Ended July 31, 2000 (b).....   $10.04     2.00%(delta)
  Period Ended December 31, 1999 (g).   $ 9.96     1.50%(delta)

                                                           Ratios (to average net assets)/Supplemental Data
                                      -------------------------------------------------------------------------------------------



                                                                                        Expenses                      Net Assets,
                                              Net                                        (before            Portfolio   End of
                                           Investment                Net               Reductions/          Turnover    Period
                                             Income                Expenses          Reimbursements)         Rate**     (000's)
                                      ----------              --------             ---------------          --------- -----------
ENHANCED MARKET FUND
  Year Ended July 31, 2002...........   (0.34%)                1.82%                    1.94%                  34%      $ 8.644
  Year Ended July 31, 2001+..........   (0.48%)                1.80%                    1.89%                  42%      $13,713
  Year Ended July 31, 2000...........   (0.31%)                1.77%                    1.93%                  30%      $17,095
  Period Ended July 31, 1999 (a).....   (0.12%)(delta)(delta)  1.73%(delta)(delta)      2.28%(delta)(delta)    36%      $ 6,132
INTERNATIONAL EQUITY FUND
  Year Ended July 31, 2002...........   (0.39%)                2.36%                    2.64%                 160%      $   471
  Year Ended July 31, 2001+..........   (0.44%)                2.38%                    2.65%                  45%      $   516
  Period Ended July 31, 2000 (b)+....   (0.04%)(delta)(delta)  2.47%(delta)(delta)      2.72%(delta)(delta)    32%      $   595
  Period Ended December 31, 1999 (c).   (0.54%)(delta)(delta)  2.45%(delta)(delta)      2.73%(delta)(delta)    40%      $   228
AGGRESSIVE GROWTH PORTFOLIO
  Year Ended July 31, 2002...........   (1.04%)                1.46%                    1.87%                  50%      $   761
  Year Ended July 31, 2001+..........    0.58%                 1.52%                    1.93%                  36%      $   386
  Period Ended July 31, 2000 (b).....   (0.44%)(delta)(delta)  1.56%(delta)(delta)      1.94%(delta)(delta)    22%      $   390
  Period Ended December 31, 1999 (d).    0.92%(delta)(delta)   1.52%(delta)(delta)      7.86%(delta)(delta)    95%      $   456
GROWTH PORTFOLIO
  Year Ended July 31, 2002...........    0.22%                 1.45%                    1.89%                  63%      $ 1,886
  Year Ended July 31, 2001+..........    1.53%                 1.53%                    1.97%                  38%      $ 1,710
  Period Ended July 31, 2000 (b).....    0.46%(delta)(delta)   1.56%(delta)(delta)      1.97%(delta)(delta)    97%      $ 1,241
  Period Ended December 31, 1999 (e).    2.14%(delta)(delta)   1.55%(delta)(delta)      6.75%(delta)(delta)    76%      $   998
GROWTH AND INCOME PORTFOLIO
  Year Ended July 31, 2002...........    1.31%                 1.35%                    1.58%                  69%      $ 1,607
  Year Ended July 31, 2001+..........    2.40%                 1.37%                    1.60%                  51%      $ 1,656
  Period Ended July 31, 2000 (b).....    1.58%(delta)(delta)   1.40%(delta)(delta)      1.57%(delta)(delta)    21%      $ 1,613
  Period Ended December 31, 1999 (f).    1.74%(delta)(delta)   1.52%(delta)(delta)      4.26%(delta)(delta)    57%      $ 1,725
MODERATE GROWTH AND INCOME PORTFOLIO
  Year Ended July 31, 2002...........    1.74%                 1.39%                    1.81%                  65%      $   970
  Year Ended July 31, 2001+..........    2.59%                 1.51%                    1.92%                  62%      $ 1,231
  Period Ended July 31, 2000 (b).....    2.19%(delta)(delta)   1.55%(delta)(delta)      1.88%(delta)(delta)    21%      $   832
  Period Ended December 31, 1999 (g).    2.80%(delta)(delta)   1.54%(delta)(delta)      6.90%(delta)(delta)   124%      $   941

# Excludes redemption charge.
+ Net investment income (loss) is based on average shares outstanding during the period.
* Represents investments in affiliates for Aggressive Growth Portfolio, Growth Portfolio, Growth & Income Portfolio, and Moderate Growth & Income Portfolio.
**Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(delta)Not annualized.
(delta)(delta)Annualized.
(a)For the period from September 2, 1998 (commencement of operations) through July 31, 1999.
(b)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)For the period from February 2, 1999 (commencement of operations) through December 31, 1999.
(d)For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(e)For the period from February 15, 1999 (commencement of operations) through December 31, 1999.
(f)For the period from January 27, 1999 (commencement of operations) through December 31, 1999.
(g)For the period from January 28, 1999 (commencement of operations) through December 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


BOND FUNDS
B SHARES
Selected data for a share outstanding throughout the period indicated.

                                                    Investment Activities                 Less Dividends from
                                            -------------------------------------  --------------------------------
                                  Net Asset              Net Realized                         Net Realized
                                   Value,      Net      and Unrealized  Total from    Net      Gains from            Net Asset
                                  Beginning Investment  Gains (Losses)  Investment Investment  Investment    Total   Value, End
                                  of Period   Income   from Investments Activities   Income   Transactions Dividends of Period
                                  --------- ---------- ---------------- ---------- ---------- ------------ --------- ----------
BOND FUND
  Year Ended July 31, 2002.......  $11.10      0.43          0.37          0.80      (0.47)      (0.03)      (0.50)    $11.40
  Year Ended July 31, 2001+......  $10.50      0.50          0.61          1.11      (0.51)         --       (0.51)    $11.10
  Year Ended July 31, 2000.......  $10.60      0.49         (0.05)         0.44      (0.52)      (0.02)      (0.54)    $10.50
  Year Ended July 31, 1999.......  $11.04      0.50         (0.31)         0.19      (0.50)      (0.13)      (0.63)    $10.60
  Period Ended July 31, 1998 (a).  $10.88      0.46          0.24          0.70      (0.51)      (0.03)      (0.54)    $11.04
LIMITED TERM BOND FUND
  Year Ended July 31, 2002.......  $10.54      0.42          0.17          0.59      (0.44)         --       (0.44)    $10.69
  Year Ended July 31, 2001+......  $10.13      0.49          0.42          0.91      (0.50)         --       (0.50)    $10.54
  Year Ended July 31, 2000.......  $10.27      0.48         (0.10)         0.38      (0.52)         --       (0.52)    $10.13
  Period Ended July 31, 1999 (b).  $10.58      0.27         (0.30)        (0.03)     (0.28)         --       (0.28)    $10.27
GOVERNMENT INCOME FUND
  Year Ended July 31, 2002.......  $10.10      0.42          0.19          0.61      (0.45)         --       (0.45)    $10.26
  Year Ended July 31, 2001+......  $ 9.61      0.47          0.51          0.98      (0.49)         --       (0.49)    $10.10
  Period Ended July 31, 2000 (c).  $ 9.48      0.18          0.10          0.28      (0.15)         --       (0.15)    $ 9.61
LIMITED TERM U.S.
 GOVERNMENT FUND
  Year Ended July 31, 2002.......  $10.27      0.27          0.22          0.49      (0.28)         --       (0.28)    $10.48
  Year Ended July 31, 2001+......  $ 9.90      0.38          0.39          0.77      (0.40)         --       (0.40)    $10.27
  Period Ended July 31, 2000 (d).  $ 9.86      0.25          0.01          0.26      (0.22)         --       (0.22)    $ 9.90
  Year Ended December 31, 1999...  $10.26      0.41         (0.39)         0.02      (0.41)      (0.01)      (0.42)    $ 9.86
  Period Ended December 31, 1998
   (e)...........................  $10.12      0.35          0.15          0.50      (0.35)      (0.01)      (0.36)    $10.26




                                      Total
                                     Return#
                                  -------
BOND FUND
  Year Ended July 31, 2002.......   7.43%
  Year Ended July 31, 2001+......  10.77%
  Year Ended July 31, 2000.......   4.30%
  Year Ended July 31, 1999.......   1.58%
  Period Ended July 31, 1998 (a).   6.58%(delta)
LIMITED TERM BOND FUND
  Year Ended July 31, 2002.......   5.69%
  Year Ended July 31, 2001+......   9.20%
  Year Ended July 31, 2000.......   3.85%
  Period Ended July 31, 1999 (b).  (0.33%)(delta)
GOVERNMENT INCOME FUND
  Year Ended July 31, 2002.......   6.18%
  Year Ended July 31, 2001+......  10.36%
  Period Ended July 31, 2000 (c).   2.98%(delta)
LIMITED TERM U.S.
 GOVERNMENT FUND
  Year Ended July 31, 2002.......   4.83%
  Year Ended July 31, 2001+......   7.91%
  Period Ended July 31, 2000 (d).   2.67%(delta)
  Year Ended December 31, 1999...   0.22%
  Period Ended December 31, 1998
   (e)...........................   4.98%(delta)

                                                       Ratios (to average net assets)/ Supplemental Data
                                  -------------------------------------------------------------------------------------------
                                                                                    Expenses                      Net Assets,
                                         Net                                         (before            Portfolio     End
                                      Investment                Net                Reductions/          Turnover   of Period
                                        Income                Expenses           Reimbursements)          Rate*     (000's)
                                  ----------             --------              ---------------          --------- -----------
BOND FUND
  Year Ended July 31, 2002.......    3.90%                 1.74%                    1.95%                  35%      $ 9,796
  Year Ended July 31, 2001+......    4.55%                 1.73%                    1.95%                  24%      $ 7,342
  Year Ended July 31, 2000.......    4.72%                 1.74%                    1.96%                  27%      $ 3,636
  Year Ended July 31, 1999.......    4.63%                 1.71%                    1.95%                  18%      $ 2,521
  Period Ended July 31, 1998 (a).    4.75%(delta)(delta)   1.74%(delta)(delta)      1.99%(delta)(delta)    40%      $   442
LIMITED TERM BOND FUND
  Year Ended July 31, 2002.......    3.78%                 1.75%                    1.96%                  29%      $10,307
  Year Ended July 31, 2001+......    4.66%                 1.75%                    1.97%                  44%      $ 2,614
  Year Ended July 31, 2000.......    4.79%                 1.76%                    1.99%                  34%      $ 1,815
  Period Ended July 31, 1999 (b).    4.61%(delta)(delta)   1.69%(delta)(delta)      1.96%(delta)(delta)    39%      $ 1,599
GOVERNMENT INCOME FUND
  Year Ended July 31, 2002.......    4.00%                 1.75%                    1.96%                  18%      $ 3,542
  Year Ended July 31, 2001+......    4.65%                 1.74%                    1.95%                  25%      $ 1,635
  Period Ended July 31, 2000 (c).    4.77%(delta)(delta)   1.75%(delta)(delta)      1.98%(delta)(delta)    42%      $   520
LIMITED TERM U.S.
 GOVERNMENT FUND
  Year Ended July 31, 2002.......    2.65%                 1.82%                    2.10%                  56%      $ 4,053
  Year Ended July 31, 2001+......    3.75%                 1.90%                    2.17%                  31%      $   737
  Period Ended July 31, 2000 (d).    4.13%(delta)(delta)   1.88%(delta)(delta)      2.06%(delta)(delta)     4%      $   378
  Year Ended December 31, 1999...    4.06%                 1.83%                    1.99%                  17%      $   462
  Period Ended December 31, 1998
   (e)...........................    4.01%(delta)(delta)   1.97%(delta)(delta)      2.24%(delta)(delta)    86%      $   430

# Excludes redemption charge.
+ Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(delta)Not annualized.
(delta)(delta)Annualized.
(a)For the period from September 16, 1997 (commencement of operations) through July 31, 1998.
(b)For the period from January 21, 1999 (commencement of operations) through July 31, 1999.
(c)For the period from March 13, 2000 (commencement of operations) through July 31, 2000.
(d)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(e)For the period from March 3, 1998 (commencement of operations) through December 31, 1998.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


BOND FUNDS
B SHARES
Selected data for a share outstanding throughout the period indicated.

                                                        Investment Activities                 Less Dividends from
                                                -------------------------------------  --------------------------------
                                      Net Asset              Net Realized                         Net Realized
                                       Value,      Net      and Unrealized  Total from    Net      Gains from
                                      Beginning Investment  Gains (Losses)  Investment Investment  Investment    Total
                                      of Period   Income   from Investments Activities   Income   Transactions Dividends
                                      --------- ---------- ---------------- ---------- ---------- ------------ ---------
MUNICIPAL BOND FUND
  Year Ended July 31, 2002...........  $10.17      0.30          0.22          0.52      (0.32)      (0.01)      (0.33)
  Year Ended July 31, 2001+..........  $ 9.75      0.32          0.41          0.73      (0.31)         --       (0.31)
  Year Ended July 31, 2000...........  $ 9.87      0.31         (0.05)         0.26      (0.33)      (0.05)      (0.38)
  Period Ended July 31, 1999 (a).....  $10.28      0.14         (0.41)        (0.27)     (0.14)         --       (0.14)
FLORIDA TAX-EXEMPT FUND
  Year Ended July 31, 2002...........  $10.49      0.29          0.28          0.57      (0.30)         --       (0.30)
  Year Ended July 31, 2001+..........  $10.15      0.32          0.34          0.66      (0.32)         --       (0.32)
  Year Ended July 31, 2000...........  $10.20      0.32         (0.01)         0.31      (0.33)      (0.03)      (0.36)
  Period Ended July 31, 1999 (b).....  $10.52      0.12         (0.30)        (0.18)     (0.14)         --       (0.14)
TENNESSEE TAX-EXEMPT FUND
  Year Ended July 31, 2002...........  $10.12      0.24          0.26          0.50      (0.24)         --       (0.24)
  Year Ended July 31, 2001+..........  $ 9.76      0.29          0.36          0.65      (0.29)         --       (0.29)
  Period Ended July 2000 (c).........  $ 9.57      0.17          0.18          0.35      (0.16)         --       (0.16)
  Year Ended December 31, 1999.......  $10.21      0.27         (0.64)        (0.37)     (0.27)         --       (0.27)
  Period Ended December 31, 1998 (d).  $10.22      0.26          0.06          0.32      (0.26)      (0.07)      (0.33)
LIMITED TERM TENNESSEE
 TAX-EXEMPT FUND
  Year Ended July 31, 2002...........  $10.12      0.16          0.19          0.35      (0.17)         --       (0.17)
  Year Ended July 31, 2001+..........  $ 9.81      0.22          0.31          0.53      (0.22)         --       (0.22)
  Period Ended July 31, 2000 (c)+....  $ 9.68      0.15          0.11          0.26      (0.13)         --       (0.13)
  Year Ended December 31, 1999.......  $10.10      0.22         (0.40)        (0.18)     (0.22)      (0.02)      (0.24)
  Period Ended December 31, 1998 (f).  $10.18      0.20            --          0.20      (0.20)      (0.08)      (0.28)



                                      Net Asset
                                      Value, End     Total
                                      of Period     Return#
                                      ---------- -------
MUNICIPAL BOND FUND
  Year Ended July 31, 2002...........   $10.36    5.20%
  Year Ended July 31, 2001+..........   $10.17    7.60%
  Year Ended July 31, 2000...........   $ 9.75    2.75%
  Period Ended July 31, 1999 (a).....   $ 9.87   (2.60%)(delta)
FLORIDA TAX-EXEMPT FUND
  Year Ended July 31, 2002...........   $10.76    5.56%
  Year Ended July 31, 2001+..........   $10.49    6.61%
  Year Ended July 31, 2000...........   $10.15    3.14%
  Period Ended July 31, 1999 (b).....   $10.20    1.77%(delta)
TENNESSEE TAX-EXEMPT FUND
  Year Ended July 31, 2002...........   $10.38    4.98%
  Year Ended July 31, 2001+..........   $10.12    6.75%
  Period Ended July 2000 (c).........   $ 9.76    3.74%(delta)
  Year Ended December 31, 1999.......   $ 9.57   (3.65%)
  Period Ended December 31, 1998 (d).   $10.21    3.17%(delta)
LIMITED TERM TENNESSEE
 TAX-EXEMPT FUND
  Year Ended July 31, 2002...........   $10.30    3.50%
  Year Ended July 31, 2001+..........   $10.12    5.51%
  Period Ended July 31, 2000 (c)+....   $ 9.81    2.74%(delta)
  Year Ended December 31, 1999.......   $ 9.68   (1.84%)
  Period Ended December 31, 1998 (f).   $10.10    1.94%(delta)

                                                          Ratios (to average net assets)/ Supplemental Data
                                      -----------------------------------------------------------------------------------------
                                                                                      Expenses                      Net Assets,
                                             Net                                       (before            Portfolio     End
                                          Investment               Net               Reductions/          Turnover   of Period
                                            Income               Expenses          Reimbursements)          Rate*     (000's)
                                      ----------            --------             ---------------          --------- -----------
MUNICIPAL BOND FUND
  Year Ended July 31, 2002...........   2.95%                1.64%                    1.95%                  10%      $3,844
  Year Ended July 31, 2001+..........   3.12%                1.64%                    1.95%                   5%      $1,777
  Year Ended July 31, 2000...........   3.30%                1.64%                    1.96%                   9%      $  889
  Period Ended July 31, 1999 (a).....   3.17%(delta)(delta)  1.60%(delta)(delta)      1.87%(delta)(delta)    21%      $   16
FLORIDA TAX-EXEMPT FUND
  Year Ended July 31, 2002...........   2.90%                1.62%                    2.01%                  13%      $2,647
  Year Ended July 31, 2001+..........   3.03%                1.64%                    2.04%                   7%      $1,385
  Year Ended July 31, 2000...........   3.22%                1.62%                    2.05%                  11%      $  729
  Period Ended July 31, 1999 (b).....   3.06%(delta)(delta)  1.49%(delta)(delta)      2.00%(delta)(delta)    34%      $  569
TENNESSEE TAX-EXEMPT FUND
  Year Ended July 31, 2002...........   2.29%                1.82%                    2.07%                  60%      $1,839
  Year Ended July 31, 2001+..........   2.85%                1.84%                    2.08%                 123%      $1,432
  Period Ended July 2000 (c).........   3.07%(delta)(delta)  1.83%(delta)(delta)      1.96%(delta)(delta)    23%      $1,054
  Year Ended December 31, 1999.......   2.72%                1.84%                    1.85%                  64%      $1,288
  Period Ended December 31, 1998 (d).   2.50%(delta)(delta)  1.95%(delta)(delta)               (e)          155%      $1,397
LIMITED TERM TENNESSEE
 TAX-EXEMPT FUND
  Year Ended July 31, 2002...........   1.49%                1.97%                    2.39%                 115%      $  935
  Year Ended July 31, 2001+..........   2.13%                2.03%                    2.41%                 111%      $  426
  Period Ended July 31, 2000 (c)+....   2.50%(delta)(delta)  1.97%(delta)(delta)      2.21%(delta)(delta)    20%      $  289
  Year Ended December 31, 1999.......   2.21%                1.93%                    2.15%                  52%      $  612
  Period Ended December 31, 1998 (f).   2.02%(delta)(delta)  2.05%(delta)(delta)      2.27%(delta)(delta)   189%      $  732

# Excludes redemption charge.
+ Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(delta)Not annualized.
(delta)(delta)Annualized.
(a)For the period from February 3, 1999 (commencement of operations) through July 31, 1999.
(b)For the period from March 16, 1999 (commencement of operations) through July 31, 1999.
(c)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(d)For the period from February 24, 1998 (commencement of operations) through December 31, 1998.
(e)There were no fee reductions in this period.
(f)For the period from February 3, 1998 (commencement of operations) through December 31, 1998.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


MONEY MARKET FUNDS
B SHARES+
Selected data for a share outstanding throughout the period indicated.


                                                                          Less
                                                  Net Asset            Dividends
                                                   Value,      Net      from Net  Net Asset
                                                  Beginning Investment Investment Value, End    Total
                                                  of Period   Income     Income   of Period    Return#
                                                  --------- ---------- ---------- ---------- -------
PRIME MONEY MARKET FUND
  Year Ended July 31, 2002.......................  $1.000     0.008      (0.008)    $1.000    0.77%
  Year Ended July 31, 2001.......................  $1.000     0.042      (0.042)    $1.000    4.25%
  Year Ended July 31, 2000.......................  $1.000     0.042      (0.042)    $1.000    4.31%
  Year Ended July 31, 1999.......................  $1.000     0.035      (0.035)    $1.000    3.55%
  Period Ended July 31, 1998 (a).................  $1.000     0.005      (0.005)    $1.000    0.49%(delta)
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
  Year Ended July 31, 2002.......................  $1.000     0.016      (0.016)    $1.000    1.58%
  Year Ended July 31, 2001.......................  $1.000     0.049      (0.049)    $1.000    5.04%
  Year Ended July 31, 2000.......................  $1.000     0.052      (0.052)    $1.000    5.29%
  Period Ended July 31, 1999 (b).................  $1.000     0.018      (0.018)    $1.000    1.84%(delta)

                                                                  Ratios (to average net assets)/ Supplemental Data
                                                  ---------------------------------------------------------------------
                                                                                                    Expenses
                                                         Net                                         (before
                                                      Investment                Net                Reductions/
                                                        Income                Expenses           Reimbursements)
                                                  ----------             --------              ---------------
PRIME MONEY MARKET FUND
  Year Ended July 31, 2002.......................    0.71%                 1.54%                    1.69%
  Year Ended July 31, 2001.......................    3.75%                 1.52%                    1.69%
  Year Ended July 31, 2000.......................    4.35%                 1.61%                    1.69%
  Year Ended July 31, 1999.......................    4.51%                 1.69%                    1.70%
  Period Ended July 31, 1998 (a).................    3.83%(delta)(delta)   1.85%(delta)(delta)      1.88%(delta)(delta)
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
  Year Ended July 31, 2002.......................    1.50%                 0.75%                    0.89%
  Year Ended July 31, 2001.......................    4.81%                 0.75%                    0.90%
  Year Ended July 31, 2000.......................    5.43%                 0.71%                    0.91%
  Period Ended July 31, 1999 (b).................    4.22%(delta)(delta)   0.74%(delta)(delta)      0.97%(delta)(delta)


                                                  Net Assets,
                                                      End
                                                   of Period
                                                    (000's)
                                                  -----------
PRIME MONEY MARKET FUND
  Year Ended July 31, 2002.......................  $  3,891
  Year Ended July 31, 2001.......................  $  1,908
  Year Ended July 31, 2000.......................  $    727
  Year Ended July 31, 1999.......................  $    224
  Period Ended July 31, 1998 (a).................  $      1
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
  Year Ended July 31, 2002.......................  $210,031
  Year Ended July 31, 2001.......................  $169,676
  Year Ended July 31, 2000.......................  $114,401
  Period Ended July 31, 1999 (b).................  $ 13,575

# Excludes redemption charge.
+ Represents Class III Shares for Institutional Prime Obligations Money Market
  Fund.
(delta)Not annualized.
(delta)(delta)Annualized.
(a)For the period from June 15, 1998 (commencement of operations) through July 31, 1998.
(b)For the period from February 22, 1999 (commencement of operations) through July 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
TRUST SHARES
Selected data for a share outstanding throughout the period indicated.

                                                       Investment Activities                Less Dividends from
                                                -----------------------------------  --------------------------------
                                                            Net Realized
                                      Net Asset    Net     and Unrealized                       Net Realized
                                       Value,   Investment Gains (Losses) Total from    Net      Gains from            Net Asset
                                      Beginning   Income        from      Investment Investment  Investment    Total   Value, End
                                      of Period   (Loss)    Investments   Activities   Income   Transactions Dividends of Period
                                      --------- ---------- -------------- ---------- ---------- ------------ --------- ----------
VALUE FUND
  Year Ended July 31, 2002...........  $20.34      0.11        (5.99)       (5.88)     (0.11)      (1.61)      (1.72)    $12.74
  Year Ended July 31, 2001+..........  $19.53      0.15         3.59         3.74      (0.16)      (2.77)      (2.93)    $20.34
  Year Ended July 31, 2000...........  $25.27      0.28        (2.24)       (1.96)     (0.28)      (3.50)      (3.78)    $19.53
  Year Ended July 31, 1999...........  $24.57      0.26         3.16         3.42      (0.25)      (2.47)      (2.72)    $25.27
  Period Ended July 31, 1998 (a).....  $22.51      0.28         3.31         3.59      (0.28)      (1.25)      (1.53)    $24.57
CAPITAL GROWTH FUND
  Year Ended July 31, 2002...........  $10.82     (0.04)       (2.84)       (2.88)        --          --          --     $ 7.94
  Year Ended July 31, 2001+..........  $14.89     (0.06)       (2.85)       (2.91)        --       (1.16)      (1.16)    $10.82
  Period Ended July 31, 2000 (b).....  $14.27     (0.02)        0.64         0.62         --          --          --     $14.89
  Year Ended December 31, 1999+......  $14.09     (0.01)        2.95         2.94         --       (2.76)      (2.76)    $14.27
  Year Ended December 31, 1998.......  $12.69      0.01         3.88         3.89      (0.01)      (2.48)      (2.49)    $14.09
  Period Ended December 31, 1997 (c).  $14.51      0.02         0.10         0.12      (0.02)      (1.92)      (1.94)    $12.69
LARGE CAP FUND
  Year Ended July 31, 2002...........  $21.25      0.02        (4.58)       (4.56)     (0.01)      (1.19)      (1.20)    $15.49
  Year Ended July 31, 2001+..........  $28.14        --        (2.83)       (2.83)        --       (4.06)      (4.06)    $21.25
  Period Ended July 31, 2000 (b).....  $28.01        --         0.14         0.14      (0.01)         --       (0.01)    $28.14
  Year Ended December 31, 1999+......  $27.54      0.03         5.07         5.10      (0.03)      (4.60)      (4.63)    $28.01
  Period Ended December 31, 1998 (d).  $25.52        --         2.02         2.02         --          --          --     $27.54





                                           Total
                                           Return
                                      -------
VALUE FUND
  Year Ended July 31, 2002........... (31.09%)
  Year Ended July 31, 2001+..........  21.10%
  Year Ended July 31, 2000...........  (8.11%)
  Year Ended July 31, 1999...........  15.43%
  Period Ended July 31, 1998 (a).....  12.46%((delta))
CAPITAL GROWTH FUND
  Year Ended July 31, 2002........... (26.62%)
  Year Ended July 31, 2001+.......... (21.11%)
  Period Ended July 31, 2000 (b).....   4.36%(delta)
  Year Ended December 31, 1999+......  22.09%
  Year Ended December 31, 1998.......  32.40%
  Period Ended December 31, 1997 (c).   0.88%(delta)
LARGE CAP FUND
  Year Ended July 31, 2002........... (22.64%)
  Year Ended July 31, 2001+.......... (11.60%)
  Period Ended July 31, 2000 (b).....  (0.50%)(delta)
  Year Ended December 31, 1999+......  18.84%
  Period Ended December 31, 1998 (d).   7.92%(delta)

                                                           Ratios (to average net assets)/Supplemental Data
                                      -------------------------------------------------------------------------------------------

                                                                                        Expenses                      Net Assets,
                                              Net                                        (before            Portfolio     End
                                           Investment                Net               Reductions/          Turnover   of Period
                                             Income                Expenses          Reimbursements)          Rate*     (000's)
                                      ----------              --------             ---------------          --------- -----------
VALUE FUND
  Year Ended July 31, 2002...........    0.64%                 1.20%                    1.26%                  59%     $420,054
  Year Ended July 31, 2001+..........    0.76%                 1.19%                    1.25%                  43%     $565,484
  Year Ended July 31, 2000...........    1.30%                 1.13%                    1.15%                  17%     $560,804
  Year Ended July 31, 1999...........    1.07%                 1.08%                    1.09%                  18%     $960,660
  Period Ended July 31, 1998 (a).....    1.26%                 1.09%(delta)(delta)      1.10%(delta)(delta)    17%     $947,575
CAPITAL GROWTH FUND
  Year Ended July 31, 2002...........   (0.48%)                1.15%                    1.27%                 115%     $242,193
  Year Ended July 31, 2001+..........   (0.50%)                1.11%                    1.26%                 100%     $299,177
  Period Ended July 31, 2000 (b).....   (0.26%)(delta)(delta)  1.11%(delta)(delta)      1.22%(delta)(delta)    91%     $298,771
  Year Ended December 31, 1999+......   (0.09%)                1.07%                    1.08%                 178%     $241,810
  Year Ended December 31, 1998.......    0.07%                 1.02%                    1.03%                 152%     $173,542
  Period Ended December 31, 1997 (c).    0.80%(delta)(delta)   0.58%(delta)(delta)      0.99%(delta)(delta)   116%     $141,761
LARGE CAP FUND
  Year Ended July 31, 2002...........    0.10%                 1.11%                    1.27%                  11%     $393,942
  Year Ended July 31, 2001+..........   (0.01%)                1.10%                    1.26%                  10%     $521,412
  Period Ended July 31, 2000 (b).....    0.00%(delta)(delta)   1.07%(delta)(delta)      1.22%(delta)(delta)    10%     $694,107
  Year Ended December 31, 1999+......    0.11%                 1.04%                    1.14%                  15%     $706,313
  Period Ended December 31, 1998 (d).    0.20%(delta)(delta)   1.04%(delta)(delta)      1.09%(delta)(delta)     3%     $786,462

+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(delta)Not annualized.
(delta)(delta)Annualized.
((delta))Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 16.52%.
(a)Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)For the period from October 3, 1997 (commencement of operations) through December 31, 1997.
(d)For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
TRUST SHARES
Selected data for a share outstanding throughout the period indicated.

                                                        Investment Activities                Less Dividends from
                                                 -----------------------------------  --------------------------------
                                                             Net Realized
                                                            and Unrealized
                                       Net Asset    Net     Gains (Losses)                       Net Realized
                                        Value,   Investment      from      Total from    Net      Gains from
                                       Beginning   Income    Investments   Investment Investment  Investment    Total
                                       of Period   (Loss)    and Options   Activities   Income   Transactions Dividends
                                       --------- ---------- -------------- ---------- ---------- ------------ ---------
MID CAP FUND
  Year Ended July 31, 2002............  $12.06     (0.13)       (2.53)       (2.66)        --          --          --
  Year Ended July 31, 2001+...........  $16.70     (0.15)       (4.49)       (4.64)        --          --          --
  Period Ended July 31, 2000 (a)......  $17.37     (0.11)       (0.56)       (0.67)        --          --          --
  Period Ended December 31, 1999 (b)+.  $10.00     (0.12)        7.49         7.37         --          --          --
SMALL CAP FUND
  Year Ended July 31, 2002............  $10.22     (0.08)       (2.93)       (3.01)        --          --          --
  Year Ended July 31, 2001+...........  $12.61     (0.12)       (1.06)       (1.18)        --       (1.21)      (1.21)
  Year Ended July 31, 2000............  $ 8.44     (0.07)        4.24         4.17         --          --          --
  Year Ended July 31, 1999............  $ 9.15     (0.03)       (0.68)       (0.71)        --          --          --
  Period Ended July 31, 1998 (c)......  $10.00     (0.02)       (0.83)       (0.85)        --          --          --
EQUITY INCOME FUND
  Year Ended July 31, 2002............  $12.51      0.10        (2.08)       (1.98)     (0.16)         --       (0.16)
  Year Ended July 31, 2001+...........  $14.57      0.19        (2.05)       (1.86)     (0.20)         --       (0.20)
  Year Ended July 31, 2000............  $13.10      0.20         2.27         2.47      (0.19)      (0.81)      (1.00)
  Year Ended July 31, 1999............  $11.89      0.19         1.47         1.66      (0.19)      (0.26)      (0.45)
  Period Ended July 31, 1998 (d)......  $11.35      0.25         0.95         1.20      (0.25)      (0.41)      (0.66)
BALANCED FUND
  Year Ended July 31, 2002............  $12.45      0.32        (1.18)       (0.86)     (0.33)      (0.36)      (0.69)
  Year Ended July 31, 2001+...........  $12.47      0.40         1.26         1.66      (0.41)      (1.27)      (1.68)
  Year Ended July 31, 2000............  $14.93      0.46        (0.64)       (0.18)     (0.50)      (1.78)      (2.28)
  Year Ended July 31, 1999............  $15.18      0.44         0.95         1.39      (0.44)      (1.20)      (1.64)
  Period Ended July 31, 1998 (d)......  $14.77      0.41         1.38         1.79      (0.41)      (0.97)      (1.38)
SELECT EQUITY FUND
  Year Ended July 31, 2002............  $11.25      0.04        (0.25)       (0.21)     (0.03)         --       (0.03)
  Year Ended July 31, 2001+...........  $ 8.73      0.02         2.52         2.54      (0.02)         --       (0.02)
  Year Ended July 31, 2000+...........  $11.89      0.09        (2.36)       (2.27)     (0.08)      (0.81)      (0.89)
  Period Ended July 31, 1999 (e)......  $11.52      0.04         0.38         0.42      (0.04)      (0.01)      (0.05)





                                       Net Asset
                                       Value, End         Total
                                       of Period          Return
                                       ---------- -------
MID CAP FUND
  Year Ended July 31, 2002............   $ 9.40   (22.06%)
  Year Ended July 31, 2001+...........   $12.06   (27.78%)
  Period Ended July 31, 2000 (a)......   $16.70    (3.86%)(delta)
  Period Ended December 31, 1999 (b)+.   $17.37    73.70%(delta)
SMALL CAP FUND
  Year Ended July 31, 2002............   $ 7.21   (29.45%)
  Year Ended July 31, 2001+...........   $10.22   (10.16%)
  Year Ended July 31, 2000............   $12.61    49.41%
  Year Ended July 31, 1999............   $ 8.44    (7.76%)
  Period Ended July 31, 1998 (c)......   $ 9.15    (8.48%)(delta)
EQUITY INCOME FUND
  Year Ended July 31, 2002............   $10.37   (15.96%)
  Year Ended July 31, 2001+...........   $12.51   (12.88%)
  Year Ended July 31, 2000............   $14.57    19.55%
  Year Ended July 31, 1999............   $13.10    14.43%
  Period Ended July 31, 1998 (d)......   $11.89     7.54%((delta))
BALANCED FUND
  Year Ended July 31, 2002............   $10.90    (7.27%)
  Year Ended July 31, 2001+...........   $12.45    14.09%
  Year Ended July 31, 2000............   $12.47    (0.90%)
  Year Ended July 31, 1999............   $14.93     9.74%
  Period Ended July 31, 1998 (d)......   $15.18     9.73%((delta)(delta))
SELECT EQUITY FUND
  Year Ended July 31, 2002............   $11.01    (1.84%)
  Year Ended July 31, 2001+...........   $11.25    29.12%
  Year Ended July 31, 2000+...........   $ 8.73   (19.72%)
  Period Ended July 31, 1999 (e)......   $11.89     3.63%(delta)

                                                            Ratios (to average net assets)/Supplemental Data
                                       -------------------------------------------------------------------------------


                                                                                         Expenses
                                               Net                                        (before            Portfolio
                                            Investment                Net               Reductions/          Turnover
                                              Income                Expenses          Reimbursements)          Rate*
                                       ----------              --------             ---------------          ---------
MID CAP FUND
  Year Ended July 31, 2002............   (1.16%)                1.51%                    1.73%                 221%
  Year Ended July 31, 2001+...........   (1.03%)                1.42%                    1.55%                 120%
  Period Ended July 31, 2000 (a)......   (1.08%)(delta)(delta)  1.46%                    1.53%(delta)(delta)    39%
  Period Ended December 31, 1999 (b)+.   (1.47%)(delta)(delta)  2.18%(delta)(delta)      2.18%(delta)(delta)    20%
SMALL CAP FUND
  Year Ended July 31, 2002............   (1.11%)                1.46%                    1.67%                 227%
  Year Ended July 31, 2001+...........   (1.07%)                1.46%                    1.67%                 220%
  Year Ended July 31, 2000............   (1.01%)                1.42%                    1.70%                 318%
  Year Ended July 31, 1999............   (0.82%)                1.39%                    2.38%                 208%
  Period Ended July 31, 1998 (c)......   (0.52%)(delta)(delta)  1.50%(delta)(delta)      3.94%(delta)(delta)    71%
EQUITY INCOME FUND
  Year Ended July 31, 2002............    1.05%                 1.19%                    1.31%                 158%
  Year Ended July 31, 2001+...........    1.38%                 1.17%                    1.28%                 209%
  Year Ended July 31, 2000............    1.35%                 1.19%                    1.32%                 168%
  Year Ended July 31, 1999............    1.59%                 1.16%                    1.33%                 134%
  Period Ended July 31, 1998 (d)......    2.34%(delta)          1.19%(delta)             1.35%(delta)           83%
BALANCED FUND
  Year Ended July 31, 2002............    2.72%                 1.19%                    1.31%                  34%
  Year Ended July 31, 2001+...........    3.16%                 1.16%                    1.27%                  14%
  Year Ended July 31, 2000............    3.50%                 1.13%                    1.17%                  16%
  Year Ended July 31, 1999............    2.93%                 1.09%                    1.10%                  23%
  Period Ended July 31, 1998 (d)......    2.95%(delta)          1.10%(delta)             1.10%(delta)           25%
SELECT EQUITY FUND
  Year Ended July 31, 2002............    0.42%                 1.33%                    1.63%                  38%
  Year Ended July 31, 2001+...........    0.19%                 1.56%                    1.97%                  19%
  Year Ended July 31, 2000+...........    0.88%                 1.25%                    1.78%                  25%
  Period Ended July 31, 1999 (e)......    0.65%(delta)(delta)   0.99%(delta)(delta)      1.58%(delta)           10%




                                       Net Assets,
                                           End
                                        of Period
                                         (000's)
                                       -----------
MID CAP FUND
  Year Ended July 31, 2002............  $ 30,453
  Year Ended July 31, 2001+...........  $ 41,611
  Period Ended July 31, 2000 (a)......  $ 63,696
  Period Ended December 31, 1999 (b)+.  $ 37,186
SMALL CAP FUND
  Year Ended July 31, 2002............  $139,099
  Year Ended July 31, 2001+...........  $172,735
  Year Ended July 31, 2000............  $162,215
  Year Ended July 31, 1999............  $ 21,777
  Period Ended July 31, 1998 (c)......  $  5,072
EQUITY INCOME FUND
  Year Ended July 31, 2002............  $ 37,145
  Year Ended July 31, 2001+...........  $ 77,078
  Year Ended July 31, 2000............  $107,121
  Year Ended July 31, 1999............  $ 10,908
  Period Ended July 31, 1998 (d)......  $  8,087
BALANCED FUND
  Year Ended July 31, 2002............  $ 68,542
  Year Ended July 31, 2001+...........  $102,780
  Year Ended July 31, 2000............  $166,797
  Year Ended July 31, 1999............  $319,016
  Period Ended July 31, 1998 (d)......  $329,626
SELECT EQUITY FUND
  Year Ended July 31, 2002............  $  8,419
  Year Ended July 31, 2001+...........  $  7,043
  Year Ended July 31, 2000+...........  $  5,100
  Period Ended July 31, 1999 (e)......  $ 10,420

+ Net investment income (loss) is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(delta)Not annualized.
(delta)(delta)Annualized.
((delta))Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 10.82%.
((delta)(delta))Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 12.70%.
(a)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(b)For the period from May 4, 1999 (commencement of operations) through December 31, 1999.
(c)For the period from March 2, 1998 (commencement of operations) through July 31, 1998.
(d)Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(e)For the period from December 3, 1998 (commencement of operations) through July 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


EQUITY FUNDS
TRUST SHARES
Selected data for a share outstanding throughout the period indicated.

                                                         Investment Activities                 Less Dividends from
                                                --------------------------------------  --------------------------------
                                                             Net Realized
                                                            and Unrealized
                                                            Gains (Losses)
                                      Net Asset    Net     from Investments,                       Net Realized
                                       Value,   Investment     Futures,      Total from    Net      Gains from
                                      Beginning   Income      and Foreign    Investment Investment  Investment    Total
                                      of Period   (Loss)      Currencies*    Activities   Income   Transactions Dividends
                                      --------- ---------- ----------------- ---------- ---------- ------------ ---------
ENHANCED MARKET FUND
  Year Ended July 31, 2002...........  $12.28      0.06          (2.97)        (2.91)     (0.04)      (0.16)      (0.20)
  Year Ended July 31, 2001+..........  $14.65      0.06          (2.17)        (2.11      (0.04)      (0.22)      (0.26)
  Year Ended July 31, 2000...........  $13.86      0.10           1.23          1.33      (0.09)      (0.45)      (0.54)
  Period Ended July 31, 1999 (a).....  $12.18      0.07           1.71          1.78      (0.07)      (0.03)      (0.10)
INTERNATIONAL EQUITY FUND
  Year Ended July 31, 2002...........  $ 9.50      0.04          (1.70)        (1.66)     (0.01)         --       (0.01)
  Year Ended July 31, 2001+..........  $12.37      0.06          (2.53)        (2.47)     (0.04)      (0.36)      (0.40)
  Period Ended July 31, 2000 (b)+....  $13.27      0.06          (0.96)        (0.90)        --          --          --
  Year Ended December 31, 1999.......  $10.58      0.08           2.75          2.83      (0.14)         --       (0.14)
  Period Ended December 31, 1998
   (c)...............................  $10.05     (0.01)          0.54          0.53         --          --          --
AGGRESSIVE GROWTH PORTFOLIO
  Year Ended July 31, 2002...........  $ 9.90     (0.02)         (2.21)        (2.23)        --       (0.64)      (0.64)
  Year Ended July 31, 2001+..........  $11.51      0.14          (0.44)        (0.30)     (0.15)      (1.16)      (1.31)
  Period Ended July 31, 2000 (b).....  $11.53      0.02          (0.02)           --      (0.02)         --       (0.02)
  Period Ended December 31, 1999 (d).  $10.05      0.12           1.52          1.64      (0.12)      (0.04)      (0.16)
GROWTH PORTFOLIO
  Year Ended July 31, 2002...........  $ 9.42      0.09          (1.50)        (1.41)     (0.09)      (0.30)      (0.39)
  Year Ended July 31, 2001+..........  $10.51      0.24          (0.42)        (0.18)     (0.24)      (0.67)      (0.91)
  Period Ended July 31, 2000 (b).....  $10.61      0.08          (0.11)        (0.03)     (0.07)         --       (0.07)
  Period Ended December 31, 1999 (e).  $10.00      0.16           0.69          0.85      (0.16)      (0.08)      (0.24)
GROWTH AND INCOME PORTFOLIO
  Year Ended July 31, 2002...........  $ 9.80      0.20          (1.16)        (0.96)     (0.20)      (0.28)      (0.48)
  Year Ended July 31, 2001+..........  $10.56      0.32          (0.12)         0.20      (0.33)      (0.63)      (0.96)
  Period Ended July 31, 2000 (b).....  $10.51      0.14           0.03          0.17      (0.12)         --       (0.12)
  Period Ended December 31, 1999 (f).  $ 9.85      0.13           0.69          0.82      (0.13)      (0.03)      (0.16)
MODERATE GROWTH AND
 INCOME PORTFOLIO
  Year Ended July 31, 2002...........  $ 9.76      0.23          (0.95)        (0.72)     (0.23)      (0.20)      (0.43)
  Year Ended July 31, 2001+..........  $10.08      0.34           0.14          0.48      (0.35)      (0.45)      (0.80)
  Period Ended July 31, 2000 (b).....  $ 9.98      0.18           0.07          0.25      (0.15)         --       (0.15)
  Period Ended December 31, 1999 (g).  $ 9.88      0.20           0.16          0.36      (0.20)      (0.06)      (0.26)






                                      Net Asset
                                      Value, End     Total
                                      of Period      Return
                                      ---------- -------
ENHANCED MARKET FUND
  Year Ended July 31, 2002...........   $ 9.17   (24.00%)
  Year Ended July 31, 2001+..........   $12.28   (14.53%)
  Year Ended July 31, 2000...........   $14.65     9.73%
  Period Ended July 31, 1999 (a).....   $13.86    14.71%(delta)
INTERNATIONAL EQUITY FUND
  Year Ended July 31, 2002...........   $ 7.83   (17.49%)
  Year Ended July 31, 2001+..........   $ 9.50   (20.50%)
  Period Ended July 31, 2000 (b)+....   $12.37    (6.71%)(delta)
  Year Ended December 31, 1999.......   $13.27    26.72%
  Period Ended December 31, 1998
   (c)...............................   $10.58     5.27%(delta)
AGGRESSIVE GROWTH PORTFOLIO
  Year Ended July 31, 2002...........   $ 7.03   (23.78%)
  Year Ended July 31, 2001+..........   $ 9.90    (3.30%)
  Period Ended July 31, 2000 (b).....   $11.51     0.01%(delta)
  Period Ended December 31, 1999 (d).   $11.53    16.31%(delta)
GROWTH PORTFOLIO
  Year Ended July 31, 2002...........   $ 7.62   (15.50%)
  Year Ended July 31, 2001+..........   $ 9.42    (1.98%)
  Period Ended July 31, 2000 (b).....   $10.51    (0.29%)(delta)
  Period Ended December 31, 1999 (e).   $10.61     8.59%(delta)
GROWTH AND INCOME PORTFOLIO
  Year Ended July 31, 2002...........   $ 8.36   (10.19%)
  Year Ended July 31, 2001+..........   $ 9.80     1.84%
  Period Ended July 31, 2000 (b).....   $10.56     1.64%(delta)
  Period Ended December 31, 1999 (f).   $10.51     8.40%(delta)
MODERATE GROWTH AND
 INCOME PORTFOLIO
  Year Ended July 31, 2002...........   $ 8.61    (7.65%)
  Year Ended July 31, 2001+..........   $ 9.76     4.93%
  Period Ended July 31, 2000 (b).....   $10.08     2.50%(delta)
  Period Ended December 31, 1999 (g).   $ 9.98     3.64%(delta)

                                                           Ratios (to average net assets)/Supplemental Data
                                      -------------------------------------------------------------------------------------------



                                                                                        Expenses                      Net Assets,
                                              Net                                        (before            Portfolio     End
                                           Investment                Net               Reductions/          Turnover   of Period
                                             Income                Expenses          Reimbursements)         Rate**     (000's)
                                      ----------              --------             ---------------          --------- -----------
ENHANCED MARKET FUND
  Year Ended July 31, 2002...........    0.53%                 0.93%                    1.10%                  34%     $  6,793
  Year Ended July 31, 2001+..........    0.43%                 0.90%                    1.04%                  42%     $ 15,469
  Year Ended July 31, 2000...........    0.65%                 0.81%                    0.98%                  30%     $ 31,622
  Period Ended July 31, 1999 (a).....    0.90%(delta)(delta)   0.74%(delta)(delta)      1.29%(delta)(delta)    36%     $ 14,273
INTERNATIONAL EQUITY FUND
  Year Ended July 31, 2002...........    0.56%                 1.45%                    1.79%                 160%     $185,374
  Year Ended July 31, 2001+..........    0.59%                 1.47%                    1.79%                  45%     $145,744
  Period Ended July 31, 2000 (b)+....    0.83%(delta)(delta)   1.59%(delta)(delta)      1.88%(delta)(delta)    32%     $105,034
  Year Ended December 31, 1999.......    0.80%                 1.56%                    1.84%                  40%     $ 46,104
  Period Ended December 31, 1998
   (c)...............................   (1.47%)(delta)(delta)  1.61%(delta)(delta)      1.89%(delta)(delta)    62%     $ 27,977
AGGRESSIVE GROWTH PORTFOLIO
  Year Ended July 31, 2002...........   (0.23%)                0.68%                    1.04%                  50%     $ 13,497
  Year Ended July 31, 2001+..........    1.34%                 0.72%                    1.08%                  36%     $ 23,313
  Period Ended July 31, 2000 (b).....    0.38%(delta)(delta)   0.75%(delta)(delta)      1.09%(delta)(delta)    22%     $ 20,485
  Period Ended December 31, 1999 (d).    3.23%(delta)(delta)   0.73%(delta)(delta)      2.10%(delta)(delta)    95%     $ 18,847
GROWTH PORTFOLIO
  Year Ended July 31, 2002...........    1.03%                 0.66%                    1.05%                  63%     $ 11,930
  Year Ended July 31, 2001+..........    2.40%                 0.73%                    1.12%                  38%     $ 18,048
  Period Ended July 31, 2000 (b).....    1.28%(delta)(delta)   0.76%(delta)(delta)      1.10%(delta)(delta)    97%     $ 19,495
  Period Ended December 31, 1999 (e).    4.82%(delta)(delta)   0.73%(delta)(delta)      3.14%(delta)(delta)    76%     $ 11,372
GROWTH AND INCOME PORTFOLIO
  Year Ended July 31, 2002...........    2.07%                 0.55%                    0.73%                  69%     $ 55,180
  Year Ended July 31, 2001+..........    3.25%                 0.57%                    0.75%                  51%     $ 74,878
  Period Ended July 31, 2000 (b).....    2.39%(delta)(delta)   0.58%(delta)(delta)      0.72%(delta)(delta)    21%     $ 87,453
  Period Ended December 31, 1999 (f).    3.43%(delta)(delta)   0.70%(delta)(delta)      0.98%(delta)(delta)    57%     $ 86,700
MODERATE GROWTH AND
 INCOME PORTFOLIO
  Year Ended July 31, 2002...........    2.54%                 0.59%                    0.97%                  65%     $ 17,843
  Year Ended July 31, 2001+..........    3.48%                 0.71%                    1.09%                  62%     $ 20,264
  Period Ended July 31, 2000 (b).....    3.03%(delta)(delta)   0.74%(delta)(delta)      1.03%(delta)(delta)    21%     $ 20,081
  Period Ended December 31, 1999 (g).    4.46%(delta)(delta)   0.73%(delta)(delta)      1.87%(delta)(delta)   124%     $ 21,384

+ Net investment income is based on average shares outstanding during the period.
* Represents investments in affiliates for Aggressive Growth Portfolio, Growth Portfolio, Growth & Income Portfolio, and Moderate Growth & Income Portfolio.
**Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(delta)Not annualized.
(delta)(delta)Annualized.
(a)For the period from December 11, 1998 (commencement of operations) through July 31, 1999.
(b)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)For the period from December 14, 1998 (commencement of operations) through December 31, 1998.
(d)For the period from January 28, 1999 (commencement of operations) through December 31, 1999.
(e)For the period from February 1, 1999 (commencement of operations) through December 31, 1999.
(f)For the period from February 8, 1999 (commencement of operations) through December 31, 1999.
(g)For the period from February 10, 1999 (commencement of operations) through December 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


BOND FUNDS
TRUST SHARES
Selected data for a share outstanding throughout the period indicated.

                                                 Investment Activities                 Less Dividends from
                                         -------------------------------------  --------------------------------
                               Net Asset              Net Realized                         Net Realized
                                Value,      Net      and Unrealized  Total from    Net      Gains from            Net Asset
                               Beginning Investment  Gains (Losses)  Investment Investment  Investment    Total   Value, End
                               of Period   Income   from Investments Activities   Income   Transactions Dividends of Period
                               --------- ---------- ---------------- ---------- ---------- ------------ --------- ----------
BOND FUND
 Year Ended July 31, 2002.....  $11.13      0.53          0.37          0.90      (0.57)      (0.03)      (0.60)    $11.43
 Year Ended July 31, 2001+....  $10.52      0.60          0.61          1.21      (0.60)         --       (0.60)    $11.13
 Year Ended July 31, 2000.....  $10.63      0.59         (0.06)         0.53      (0.62)      (0.02)      (0.64)    $10.52
 Year Ended July 31, 1999.....  $11.05      0.61         (0.30)         0.31      (0.60)      (0.13)      (0.73)    $10.63
 Year Ended July 31, 1998 (a).  $10.72      0.57          0.38          0.95      (0.59)      (0.03)      (0.62)    $11.05
LIMITED TERM BOND FUND
 Year Ended July 31, 2002.....  $10.55      0.50          0.18          0.68      (0.53)         --       (0.53)    $10.70
 Year Ended July 31, 2001+....  $10.13      0.58          0.43          1.01      (0.59)         --       (0.59)    $10.55
 Year Ended July 31, 2000.....  $10.29      0.59         (0.12)         0.47      (0.63)         --       (0.63)    $10.13
 Year Ended July 31, 1999.....  $10.43      0.59         (0.16)         0.43      (0.57)         --       (0.57)    $10.29
 Year Ended July 31, 1998 (a).  $10.34      0.55          0.10          0.65      (0.56)         --       (0.56)    $10.43
GOVERNMENT INCOME FUND
 Year Ended July 31, 2002.....  $10.10      0.49          0.21          0.70      (0.54)         --       (0.54)    $10.26
 Year Ended July 31, 2001+....  $ 9.61      0.56          0.50          1.06      (0.57)         --       (0.57)    $10.10
 Year Ended July 31, 2000.....  $ 9.62      0.57         (0.03)         0.54      (0.55)         --       (0.55)    $ 9.61
 Year Ended July 31, 1999.....  $ 9.87      0.54         (0.26)         0.28      (0.53)         --       (0.53)    $ 9.62
 Year Ended July 31, 1998 (a).  $ 9.66      0.59          0.17          0.76      (0.55)         --       (0.55)    $ 9.87
LIMITED TERM U.S. GOVERNMENT
 FUND
 Year Ended July 31, 2002.....  $10.26      0.36          0.22          0.58      (0.36)         --       (0.36)    $10.48
 Year Ended July 31, 2001+....  $ 9.89      0.48          0.38          0.86      (0.49)         --       (0.49)    $10.26
 Period Ended July 31, 2000
   (b)........................  $ 9.85      0.29          0.02          0.31      (0.27)         --       (0.27)    $ 9.89
 Year Ended December 31, 1999.  $10.25      0.50         (0.39)         0.11      (0.50)      (0.01)      (0.51)    $ 9.85
 Period Ended
   December 31, 1998 (c)......  $10.29      0.03         (0.04)        (0.01)     (0.03)         --       (0.03)    $10.25




                                          Total
                                          Return
                               ------
BOND FUND
 Year Ended July 31, 2002.....  8.34%
 Year Ended July 31, 2001+.... 11.79%
 Year Ended July 31, 2000.....  5.24%
 Year Ended July 31, 1999.....  2.68%
 Year Ended July 31, 1998 (a).  7.54%((delta))
LIMITED TERM BOND FUND
 Year Ended July 31, 2002.....  6.57%
 Year Ended July 31, 2001+.... 10.26%
 Year Ended July 31, 2000.....  4.71%
 Year Ended July 31, 1999.....  4.14%
 Year Ended July 31, 1998 (a).  6.04%((delta)(delta))
GOVERNMENT INCOME FUND
 Year Ended July 31, 2002.....  7.12%
 Year Ended July 31, 2001+.... 11.30%
 Year Ended July 31, 2000.....  5.91%
 Year Ended July 31, 1999.....  2.72%
 Year Ended July 31, 1998 (a).  7.58%((delta)(delta)(delta))
LIMITED TERM U.S. GOVERNMENT
 FUND
 Year Ended July 31, 2002.....  5.81%
 Year Ended July 31, 2001+....  8.88%
 Period Ended July 31, 2000
   (b)........................  3.18%(delta)
 Year Ended December 31, 1999.  1.08%
 Period Ended
   December 31, 1998 (c)...... (0.14%)(delta)

                                                    Ratios (to average net assets)/ Supplemental Data
                               --------------------------------------------------------------------------------------------
                                                                                                                Net Assets,
                                      Net                                    Expenses (before         Portfolio   End of
                                   Investment                Net               Reductions/            Turnover    Period
                                     Income                Expenses          Reimbursements)            Rate*     (000's)
                               ----------             --------              ----------------          --------- -----------
BOND FUND
 Year Ended July 31, 2002.....    4.77%                 0.84%                     1.10%                  35%     $588,979
 Year Ended July 31, 2001+....    5.47%                 0.84%                     1.10%                  24%     $609,708
 Year Ended July 31, 2000.....    5.66%                 0.78%                     1.03%                  27%     $501,550
 Year Ended July 31, 1999.....    5.57%                 0.71%                     0.95%                  18%     $380,226
 Year Ended July 31, 1998 (a).    5.72%(delta)(delta)   0.73%(delta)(delta)       0.97%(delta)(delta)    40%     $327,930
LIMITED TERM BOND FUND
 Year Ended July 31, 2002.....    4.71%                 0.86%                     1.12%                  29%     $151,819
 Year Ended July 31, 2001+....    5.59%                 0.86%                     1.12%                  44%     $155,261
 Year Ended July 31, 2000.....    5.74%                 0.82%                     1.07%                  34%     $177,323
 Year Ended July 31, 1999.....    5.60%                 0.71%                     0.98%                  39%     $109,554
 Year Ended July 31, 1998 (a).    5.70%(delta)(delta)   0.73%(delta)(delta)       0.98%(delta)(delta)    39%     $106,953
GOVERNMENT INCOME FUND
 Year Ended July 31, 2002.....    4.88%                 0.85%                     1.11%                  18%     $263,211
 Year Ended July 31, 2001+....    5.62%                 0.84%                     1.10%                  25%     $302,099
 Year Ended July 31, 2000.....    5.68%                 0.85%                     1.13%                  42%     $356,642
 Year Ended July 31, 1999.....    5.44%                 0.60%                     1.65%                  27%     $  3,150
 Year Ended July 31, 1998 (a).    5.72%(delta)(delta)   0.63%(delta)(delta)       1.80%(delta)(delta)    35%     $  2,521
LIMITED TERM U.S. GOVERNMENT
 FUND
 Year Ended July 31, 2002.....    3.59%                 0.94%                     1.26%                  56%     $ 34,089
 Year Ended July 31, 2001+....    4.76%                 1.00%                     1.32%                  31%     $ 32,351
 Period Ended July 31, 2000
   (b)........................    5.00%(delta)(delta)   0.99%(delta)(delta)       1.21%(delta)(delta)     4%     $ 37,648
 Year Ended December 31, 1999.    4.94%                 0.98%                     1.14%                  17%     $ 42,281
 Period Ended
   December 31, 1998 (c)......    5.29%(delta)(delta)   0.69%(delta)(delta)       0.96%(delta)(delta)    86%     $ 46,344

+ Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(delta)Not annualized.
(delta)(delta)Annualized.
((delta))Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 9.03%.
((delta)(delta))Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 6.37%.
((delta)(delta)(delta))Represents total return based on the activity of Class A
                       Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 8.04%.
(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b) For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c) For the period from December 14, 1998 (commencement of operations) through December 31, 1998.

                      See notes to financial statements.

                                                                  AmSouth Funds
                                                           Financial Highlights



BOND FUNDS
TRUST SHARES
Selected data for a share outstanding throughout the period indicated.

                                                       Investment Activities                Less Dividends from
                                                -----------------------------------  --------------------------------
                                                            Net Realized
                                      Net Asset            and Unrealized                       Net Realized
                                       Value,      Net     Gains (Losses) Total from    Net      Gains from            Net Asset
                                      Beginning Investment      from      Investment Investment  Investment    Total   Value, End
                                      of Period   Income    Investments   Activities   Income   Transactions Dividends of Period
                                      --------- ---------- -------------- ---------- ---------- ------------ --------- ----------
MUNICIPAL BOND FUND
  Year Ended July 31, 2002...........  $10.19      0.40         0.21         0.61      (0.41)      (0.01)      (0.42)    $10.38
  Year Ended July 31, 2001+..........  $ 9.77      0.41         0.41         0.82      (0.40)         --       (0.40)    $10.19
  Year Ended July 31, 2000...........  $ 9.87      0.41        (0.05)        0.36      (0.41)      (0.05)      (0.46)    $ 9.77
  Year Ended July 31, 1999...........  $10.14      0.42        (0.18)        0.24      (0.40)      (0.11)      (0.51)    $ 9.87
  Year Ended July 31, 1998 (a).......  $10.04      0.39         0.14         0.53      (0.40)      (0.03)      (0.43)    $10.14
FLORIDA TAX-EXEMPT FUND
  Year Ended July 31, 2002...........  $10.52      0.40         0.27         0.67      (0.39)         --       (0.39)    $10.80
  Year Ended July 31, 2001+..........  $10.16      0.41         0.36         0.77      (0.41)         --       (0.41)    $10.52
  Year Ended July 31, 2000...........  $10.22      0.42        (0.02)        0.40      (0.43)      (0.03)      (0.46)    $10.16
  Year Ended July 31, 1999...........  $10.46      0.43        (0.20)        0.23      (0.41)      (0.06)      (0.47)    $10.22
  Year Ended July 31, 1998 (a).......  $10.39      0.41         0.14         0.55      (0.41)      (0.07)      (0.48)    $10.46
TENNESSEE TAX-EXEMPT FUND
  Year Ended July 31, 2002...........  $10.10      0.33         0.26         0.59      (0.33)         --       (0.33)    $10.36
  Year Ended July 31, 2001+..........  $ 9.74      0.38         0.36         0.74      (0.38)         --       (0.38)    $10.10
  Period Ended July 31, 2000 (b).....  $ 9.55      0.22         0.18         0.40      (0.21)         --       (0.21)    $ 9.74
  Year Ended December 31, 1999.......  $10.19      0.35        (0.64)       (0.29)     (0.35)         --       (0.35)    $ 9.55
  Year Ended December 31, 1998.......  $10.18      0.37         0.08         0.45      (0.37)      (0.07)      (0.44)    $10.19
  Period Ended December 31, 1997 (c).  $10.05      0.10         0.13         0.23      (0.10)         --       (0.10)    $10.18





                                              Total
                                              Return
                                      ------
MUNICIPAL BOND FUND
  Year Ended July 31, 2002...........  6.10%
  Year Ended July 31, 2001+..........  8.52%
  Year Ended July 31, 2000...........  3.85%
  Year Ended July 31, 1999...........  2.30%
  Year Ended July 31, 1998 (a).......  4.49%((delta))
FLORIDA TAX-EXEMPT FUND
  Year Ended July 31, 2002...........  6.54%
  Year Ended July 31, 2001+..........  7.72%
  Year Ended July 31, 2000...........  4.02%
  Year Ended July 31, 1999...........  2.16%
  Year Ended July 31, 1998 (a).......  4.66%((delta)(delta))
TENNESSEE TAX-EXEMPT FUND
  Year Ended July 31, 2002...........  5.93%
  Year Ended July 31, 2001+..........  7.70%
  Period Ended July 31, 2000 (b).....  4.26%(delta)
  Year Ended December 31, 1999....... (2.83%)
  Year Ended December 31, 1998.......  4.52%
  Period Ended December 31, 1997 (c).  2.35%(delta)

                                                           Ratios (to average net assets)/Supplemental Data
                                      -------------------------------------------------------------------------------------------

                                                                                      Expenses
                                             Net                                       (before            Portfolio  Net Assets,
                                          Investment               Net               Reductions/          Turnover  End of Period
                                            Income               Expenses          Reimbursements)          Rate*      (000's)
                                      ----------            --------             ---------------          --------- -------------
MUNICIPAL BOND FUND
  Year Ended July 31, 2002...........   3.89%                0.75%                    1.10%                  10%      $371,126
  Year Ended July 31, 2001+..........   4.04%                0.74%                    1.10%                   5%      $380,330
  Year Ended July 31, 2000...........   4.25%                0.68%                    1.02%                   9%      $387,511
  Year Ended July 31, 1999...........   4.11%                0.61%                    0.95%                  21%      $321,293
  Year Ended July 31, 1998 (a).......   4.23%(delta)(delta)  0.64%(delta)(delta)      0.97%(delta)(delta)    29%      $326,464
FLORIDA TAX-EXEMPT FUND
  Year Ended July 31, 2002...........   3.80%                0.72%                    1.16%                  13%      $ 54,901
  Year Ended July 31, 2001+..........   3.95%                0.75%                    1.19%                   7%      $ 57,181
  Year Ended July 31, 2000...........   4.19%                0.65%                    1.11%                  11%      $ 61,877
  Year Ended July 31, 1999...........   4.10%                0.49%                    1.01%                  34%      $ 63,548
  Year Ended July 31, 1998 (a).......   4.30%(delta)(delta)  0.49%(delta)(delta)      1.04%(delta)(delta)    30%      $ 55,369
TENNESSEE TAX-EXEMPT FUND
  Year Ended July 31, 2002...........   3.18%                0.93%                    1.21%                  60%      $ 49,148
  Year Ended July 31, 2001+..........   3.77%                0.94%                    1.23%                 123%      $ 56,693
  Period Ended July 31, 2000 (b).....   3.95%(delta)(delta)  0.95%(delta)(delta)      1.11%(delta)(delta)    23%      $ 65,160
  Year Ended December 31, 1999.......   3.57%                1.00%                    1.00%                  64%      $ 75,537
  Year Ended December 31, 1998.......   3.65%                0.95%                    0.95%                 155%      $ 91,687
  Period Ended December 31, 1997 (c).   4.22%(delta)(delta)  0.56%(delta)(delta)      0.87%(delta)(delta)   253%      $100,742

+ Net investment income is based on average shares outstanding during the period.
* Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(delta)Not annualized.
(delta)(delta)Annualized.
((delta))Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.27%.
((delta)(delta))Represents total return based on the activity of Class A Shares for the period from August 1, 1997 to September 1, 1997 and the activity of Trust Shares for the period from September 2, 1997 to July 31, 1998. Total return for the Trust Shares for the period from September 2, 1997 (commencement of operations) through July 31, 1998 was 5.40%.
(a)Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, were designated either Class A Shares or Trust Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Class A Shares.
(b)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)For the period from October 3, 1997 (commencement of operations) through December 31, 1997.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                           Financial Highlights


MONEY MARKET FUNDS
TRUST SHARES+
Selected data for a share outstanding throughout the period indicated.

                                                             Investment Activities
                                                            -----------------------
                                                                       Net Realized
                                                                            and                    Less     Net
                                                  Net Asset             Unrealized              Dividends  Asset
                                                   Value,      Net         Gains     Total from  from Net  Value,
                                                  Beginning Investment (Losses) from Investment Investment End of    Total
                                                  of Period   Income    Investments  Activities   Income   Period    Return
                                                  --------- ---------- ------------- ---------- ---------- ------ ------
PRIME MONEY MARKET FUND
  Year Ended July 31, 2002.......................  $1.000     0.017           --       0.017      (0.017)  $1.000 1.68%
  Year Ended July 31, 2001.......................  $1.000     0.051           --       0.051      (0.051)  $1.000 5.18%
  Year Ended July 31, 2000.......................  $1.000     0.052           --       0.052      (0.052)  $1.000 5.31%
  Year Ended July 31, 1999.......................  $1.000     0.045           --       0.045      (0.045)  $1.000 4.59%
  Year Ended July 31, 1998.......................  $1.000     0.050           --       0.050      (0.050)  $1.000 5.09%
U.S. TREASURY MONEY MARKET FUND
  Year Ended July 31, 2002.......................  $1.000     0.015           --       0.015      (0.015)  $1.000 1.56%
  Year Ended July 31, 2001.......................  $1.000     0.048           --       0.048      (0.048)  $1.000 4.87%
  Year Ended July 31, 2000.......................  $1.000     0.048           --       0.048      (0.048)  $1.000 4.86%
  Year Ended July 31, 1999.......................  $1.000     0.041           --       0.041      (0.041)  $1.000 4.16%
  Year Ended July 31, 1998.......................  $1.000     0.047           --       0.047      (0.047)  $1.000 4.77%
TREASURY RESERVE MONEY MARKET FUND
  Year Ended July 31, 2002.......................  $1.000     0.017           --       0.017      (0.017)  $1.000 1.68%
  Year Ended July 31, 2001.......................  $1.000     0.049           --       0.049      (0.049)  $1.000 5.06%
  Period Ended July 31, 2000 (b).................  $1.000     0.031           --       0.031      (0.031)  $1.000 3.10%(delta)
  Year Ended December 31, 1999...................  $1.000     0.043           --       0.043      (0.043)  $1.000 4.39%
  Year Ended December 31, 1998...................  $1.000     0.048           --       0.048      (0.048)  $1.000 4.93%
  Year Ended December 31, 1997...................  $1.000     0.049           --       0.049      (0.049)  $1.000 5.05%
TAX-EXEMPT MONEY MARKET FUND
  Year Ended July 31, 2002.......................  $0.998     0.010        0.001       0.011      (0.010)  $0.999 1.02%
  Year Ended July 31, 2001.......................  $0.998     0.029           --       0.029      (0.029)  $0.998 2.98%
  Year Ended July 31, 2000.......................  $1.000     0.032       (0.002)      0.030      (0.032)  $0.998 3.23%
  Year Ended July 31, 1999.......................  $1.000     0.027           --       0.027      (0.027)  $1.000 2.76%
  Year Ended July 31, 1998.......................  $1.000     0.031           --       0.031      (0.031)  $1.000 3.13%
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
  Year Ended July 31, 2002.......................  $1.000     0.021           --       0.021      (0.021)  $1.000 2.09%
  Year Ended July 31, 2001.......................  $1.000     0.054           --       0.054      (0.054)  $1.000 5.57%
  Year Ended July 31, 2000.......................  $1.000     0.057           --       0.057      (0.057)  $1.000 5.82%
  Period Ended July 31, 1999 (c).................  $1.000     0.042           --       0.042      (0.042)  $1.000 4.31%(delta)

                                                                Ratios (to average net assets)/Supplemental Data
                                                  ----------------------------------------------------------------------------

                                                                                                                        Net
                                                                                                                      Assets,
                                                         Net                                  Expenses (before        End of
                                                      Investment               Net              Reductions/           Period
                                                        Income               Expenses         Reimbursements)         (000's)
                                                  ----------            --------             ----------------         --------
PRIME MONEY MARKET FUND
  Year Ended July 31, 2002.......................   1.68%                0.64%                    0.84%               $770,519
  Year Ended July 31, 2001.......................   5.06%                0.63%                    0.84%               $745,662
  Year Ended July 31, 2000.......................   5.24%                0.67%                    0.76%               $731,762
  Year Ended July 31, 1999.......................   4.51%                0.68%                    0.69%               $536,899
  Year Ended July 31, 1998.......................   4.98%                0.69%                    0.70%               $479,974
U.S. TREASURY MONEY MARKET FUND
  Year Ended July 31, 2002.......................   1.60%                0.79%                    0.90%               $170,343
  Year Ended July 31, 2001.......................   4.82%                0.76%                    0.87%               $199,416
  Year Ended July 31, 2000.......................   4.74%                0.73%                    0.77%               $286,872
  Year Ended July 31, 1999.......................   4.10%                0.69%                    0.70%               $320,847
  Year Ended July 31, 1998.......................   4.67%                0.70%                    0.70%               $352,055
TREASURY RESERVE MONEY MARKET FUND
  Year Ended July 31, 2002.......................   1.70%                0.65%                    0.86%               $218,404
  Year Ended July 31, 2001.......................   4.99%                0.62%                    0.85%               $266,738
  Period Ended July 31, 2000 (b).................   5.24%(delta)(delta)  0.61%(delta)(delta)      0.76%(delta)(delta) $280,546
  Year Ended December 31, 1999...................   4.31%                0.59%                    0.60%               $341,803
  Year Ended December 31, 1998...................   4.78%                0.53%                       (a)              $309,979
  Year Ended December 31, 1997...................   4.94%                0.50%                       (a)              $114,175
TAX-EXEMPT MONEY MARKET FUND
  Year Ended July 31, 2002.......................   1.02%                0.66%                    0.86%               $175,135
  Year Ended July 31, 2001.......................   2.95%                0.65%                    0.86%               $151,905
  Year Ended July 31, 2000.......................   3.28%                0.59%                    0.80%               $141,874
  Year Ended July 31, 1999.......................   2.71%                0.49%                    0.73%               $ 73,880
  Year Ended July 31, 1998.......................   3.07%                0.50%                    0.73%               $ 62,084
INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND
  Year Ended July 31, 2002.......................   2.08%                0.25%                    0.39%               $250,091
  Year Ended July 31, 2001.......................   5.12%                0.25%                    0.40%               $221,876
  Year Ended July 31, 2000.......................   5.73%                0.21%                    0.41%               $138,779
  Period Ended July 31, 1999 (c).................   4.82%(delta)(delta)  0.22%(delta)(delta)      0.45%(delta)(delta) $ 69,458

+ Represents Class I Shares for Institutional Prime Obligations Money Market
  Fund.
(delta)Not annualized.
(delta)(delta)Annualized.
(a)There were no fee reductions in this period.
(b)For the period from January 1, 2000 through July 31, 2000. In conjunction with the reorganization of the AmSouth Funds, the Fund changed its fiscal year end to July 31.
(c)For the period from September 15, 1998 (commencement of operations) through July 31, 1999.

                      See notes to financial statements.

                                                                  AMSOUTH FUNDS
                                                 Report of Independent Auditors


The Shareholders and
Board of Trustees of AmSouth Funds

   We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AmSouth Funds (comprised of AmSouth Value Fund, AmSouth Capital Growth Fund, AmSouth Large Cap Fund, AmSouth Mid Cap Fund, AmSouth Small Cap Fund, AmSouth Equity Income Fund, AmSouth Balanced Fund, AmSouth Select Equity Fund, AmSouth Enhanced Market Fund, AmSouth International Equity Fund, AmSouth Strategic Portfolios:
Aggressive Growth Portfolio, AmSouth Strategic Portfolios: Growth Portfolio, AmSouth Strategic Portfolios: Growth and Income Portfolio, AmSouth Strategic
Portfolios: Moderate Growth and Income Portfolio, AmSouth Bond Fund, AmSouth Limited Term Bond Fund, AmSouth Government Income Fund, AmSouth Limited Term U.S. Government Fund, AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund, AmSouth Tennessee Tax-Exempt Fund, AmSouth Limited Term Tennessee Tax-Exempt Fund, AmSouth Prime Money Market Fund, AmSouth U.S. Treasury Money Market Fund, AmSouth Treasury Reserve Money Market Fund, AmSouth Tax-Exempt Money Market Fund and AmSouth Institutional Prime Obligations Money Market
Fund) (the "Funds") as of July 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective years or periods ended July 31, 1999 and December 31, 1999 were audited by other auditors whose reports dated September 21, 1999 and February 22, 2000, respectively, expressed unqualified opinions.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting AmSouth Funds at July 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for each of the three years or periods then ended, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ Ernst & Young LLP

Columbus, Ohio
September 13, 2002

Supplemental Information

Shareholder Vote (Unaudited):

   Information regarding voting at the May 31, 2002 Special Shareholder Meeting.

   On May 31, 2002, a Special Meeting of the Shareholders ("Meeting") of AmSouth Growth Fund was held for the following purposes:

      1. To consider and act upon a Plan of Reorganization and Termination adopted by AmSouth Funds providing for the transfer of all of the assets of the AmSouth Growth Fund to the AmSouth Capital Growth Fund in exchange for Class A, Class B, and Trust shares of the AmSouth Capital Growth Fund and the assumption by the AmSouth Capital Growth Fund of all of the liabilities of the AmSouth Growth Fund, followed by the dissolution and liquidation of the AmSouth Growth Fund and the distribution of those shares to the shareholders of the AmSouth Growth Fund; and

      2. To transact any other business that properly came before the Meeting or any adjournment or adjournments thereof. The Plan of Reorganization and Termination was approved by the shareholders of the Growth Fund. Shareholders of the Growth Fund received, on a tax-free basis, a number of full and fractional shares of the Capital Growth Fund equal in value, on the date of the reorganization, to the value of the net assets of the Growth Fund transferred to the Capital Growth Fund attributable to the shareholder, based on the proportion of the outstanding shares of the Growth Fund owned at the time by the shareholder. Each Growth Fund shareholder received shares of the Capital Growth Fund class that corresponded to the class of Growth Fund shares that the shareholder owns. No other business came before the Meeting.

                               Votes
                     -------------------------
          Number of                            % of Shares % of Shares
         Growth Fund                             Present   Outstanding
           Shares      For   Against Abstained  Voted For   Voted For
         ----------- ------- ------- --------- ----------- -----------
          1,800,551  986,913 13,615   12,359      97.43%      54.81%

       Trustees and Officers of AmSouth Funds (the "Trust") (Unaudited)

                                Position
                                  Held
                                  with   Term of Office and                                 Other
                                AmSouth    Length of Time         Number of Funds       Directorships
Name, Age and Address            Funds        Served*                Overseen               Held
---------------------           -------- ------------------- -------------------------- -------------

INDEPENDENT TRUSTEES:

Dick D. Briggs, Jr., M.D....... Trustee  Since 1992          Trustee of AmSouth Funds        N/A
  459 DER Building                                           (consisting of 27
  1808 7th Avenue South                                      portfolios).
  UAB Medical Center
  Birmingham, AL 35294
  Age 68









Wendell D. Cleaver............. Trustee  Since March 1992    Trustee of AmSouth Funds        N/A
  225 Lakewood Drive West                                    (consisting of 27
  Mobile, AL 36608                                           portfolios).
  Age 67


James H. Woodward, Jr.......... Trustee  Since October 1987  Trustee of AmSouth Funds        N/A
  University of North Carolina                               (consisting of 27
   at Charlotte                                              portfolios). Trustee of
  Charlotte, NC 28223                                        Variable Insurance Funds
  Age 62                                                     (consisting of 15
                                                             portfolios, 7 of which are
                                                             advised by AIMCO).

Edward P. Farley............... Trustee  Since December 2001 Trustee of AmSouth Funds        N/A
  2910 Oak Hollow Drive, SE                                  (consisting of 27
  Grand Rapids, MI 49506                                     portfolios).
  Age 62




INTERESTED TRUSTEES:

J. David Huber, Jr............. Chairman Since October 1987  Chairman and Trustee of         N/A
  3435 Stelzer Road             and                          AmSouth Funds
  Columbus, OH 43219            Trustee                      (consisting of 27
  Age 56                                                     portfolios).

Geoffrey von Kuhn.............. Trustee  Since June 2002
  Wealth Management Group
  AmSouth Bank
  AmSouth Harbert Plaza -
  Upper Lobby
  1901 Sixth Avenue
  North Birmingham, AL
  35203
  Age 50





                                      Principal Occupation(s) During
Name, Age and Address                      the Past Five Years
---------------------           -------------------------------------------

INDEPENDENT TRUSTEES:

Dick D. Briggs, Jr., M.D....... From March 1997 to present, Chief Medical
  459 DER Building              officer, Best Doctors(TM) Worldwide
  1808 7th Avenue South         Healthcare Services; from September 1967
  UAB Medical Center            to present, Emeritus Professor and Eminent
  Birmingham, AL 35294          Scholar Chair, Univ. of Alabama at
  Age 68                        Birmingham; from October 1971 to present,
                                Physician, University of Alabama Health
                                Services Foundation; from 1981 to 1995,
                                Professor and Vice Chairman, Dept. of
                                Medicine, Univ. of Alabama at Birmingham
                                School of Medicine; from 1988 to 1992,
                                President, CEO and Medical Director,
                                Univ. of Alabama Health Services
                                Foundation.

Wendell D. Cleaver............. From September 3, 1993 to present, retired;
  225 Lakewood Drive West       form December 1988 to August 1993,
  Mobile, AL 36608              Executive Vice President, Chief Operating
  Age 67                        Officer and Director, Mobile Gas Service
                                Corporation.

James H. Woodward, Jr.......... From 1992 to present, Trustee, J.A. Jones,
  University of North Carolina  Inc., Construction Company; from July
   at Charlotte                 1989 to present, Chancellor, The University
  Charlotte, NC 28223           of North Carolina at Charlotte; from August
  Age 62                        1984 to July 1989, Senior Vice President,
                                University College, University of Alabama
                                at Birmingham.

Edward P. Farley............... Retired, 1999; Executive Vice President,
  2910 Oak Hollow Drive, SE     Old Kent Bank from January 1981-March
  Grand Rapids, MI 49506        1999; Director, Kent Funds, an open-end
  Age 62                        investment management company, for
                                which BISYS Fund Services L.P. serves as
                                distributor, from March 1999 until
                                December 2001.

INTERESTED TRUSTEES:

J. David Huber, Jr............. From June 1987 to present, employee of
  3435 Stelzer Road             BISYS Fund Services L.P.
  Columbus, OH 43219
  Age 56

Geoffrey von Kuhn.............. From April 2001 to present, Senior
  Wealth Management Group       Executive Vice President, AmSouth
  AmSouth Bank                  Bancorporation and AmSouth Bank, Head,
  AmSouth Harbert Plaza -       Wealth Management Group; April 2000 to
  Upper Lobby                   April 2001, Head U.S. Private Bank,
  1901 Sixth Avenue             Cititgroup; February 1998 to April 2000,
  North Birmingham, AL          Senior Managing Director and Vice
  35203                         Chairman, Banc One Capital Markets; May
  Age 50                        1996 to February 1998, Senior Managing
                                Director, Bank One Institutional Investment
                                Services, Inc.

                           Position
                             Held
                             with   Term of Office and                         Other
                           AmSouth    Length of Time     Number of Funds   Directorships
Name, Age and Address       Funds        Served*            Overseen           Held
---------------------      -------- ------------------ ------------------- -------------

ADVISORY TRUSTEES:

Norma A. Coldwell......... Advisory  Since March 2002  Advisory Trustee of      N/A
  3330 Southwestern Blvd.  Trustee                     AmSouth Funds
  Dallas, TX 75225                                     (consisting of 27
  Age 77                                               portfolios)









Homer H. Turner, Jr....... Advisory  Since March 2002  Advisory Trustee of      N/A
  751 Cary Drive           Trustee                     AmSouth Funds
  Auburn, AL 36830-2505                                (consisting of 27
  Age 74                                               portfolios)



                                  Principal Occupation(s) During
Name, Age and Address                  the Past Five Years
---------------------      --------------------------------------------

ADVISORY TRUSTEES:

Norma A. Coldwell......... Trustee, AmSouth Funds 2000-2002;
  3330 Southwestern Blvd.  International Economist and Consultant;
  Dallas, TX 75225         Executive Vice President of Coldwell
  Age 77                   Financial consultants; Trustee and Treasurer
                           of Meridian International Center
                           (International Education and Cultural
                           Group); Member of the Board of Advisors
                           of Meridian International Center and
                           Emerging Capital Markets, SA
                           (Montevideo, Uruguay); formerly, Chief
                           International Economist of Riggs National
                           Bank, Washington, DC

Homer H. Turner, Jr....... Formerly, Trustee, AmSouth Funds; from
  751 Cary Drive           June 1991 to present, retired; until June
  Auburn, AL 36830-2505    1991, Vice President, Birmingham
  Age 74                   Division, Alabama Power Company

--------

*  There is no defined term of office for Trustees of AmSouth Funds.

   Messrs. Huber and von Kuhn are considered to be interested persons (as defined in the 1940 Act) of AmSouth Funds. Mr. Huber is considered an interested person on the basis of his employment with BISYS Fund Services L.P., AmSouth Funds' Distributor. Mr. von Kuhn is considered to be an interested person on the basis of his employment by AmSouth Bank, the Advisor's parent company.

   Executive Officers.

                      Position
                        Held
                        with    Term of Office and                                 Other
                      AmSouth     Length of Time         Number of Funds       Directorships
Name, Age and Address  Funds         Served*                Overseen               Held
--------------------- --------- ------------------ --------------------------- -------------
  John F. Calvano.... President     Since 1999     President of AmSouth             N/A
    Age 41                                         Funds (consisting of 27
                                                   portfolios).







  Walter B. Grimm.... Vice          Since 1994     Vice President of                N/A
    Age 56            President                    AmSouth Funds
                                                   (consisting of 27
                                                   portfolios).



  Charles L. Booth... Treasurer     Since 1997     Treasurer of AmSouth             N/A
    Age 41**                                       Funds (consisting of 27
                                                   portfolios). Vice President
                                                   and Assistant Secretary of
                                                   Variable Insurance Funds
                                                   (consisting of 15
                                                   portfolios, 7 of which are
                                                   advised by the AIMCO).















  Rodney L. Ruehle... Secretary     Since 1999     Secretary of AmSouth             N/A
    Age 34                                         Funds (consisting of 27
                                                   portfolios).







  Jeffrey C. Cusick.. Assistant     Since 1998     Assistant Secretary and          N/A
    Age 43            Secretary                    Vice President of
                      and Vice                     AmSouth Funds
                      President                    (consisting of 27
                                                   portfolios). Vice President
                                                   of Variable Insurance
                                                   Funds (consisting of 15
                                                   portfolios, 7 of which are
                                                   advised by the AIMCO).



                             Principal Occupation(s) During
Name, Age and Address             the Past Five Years
--------------------- ---------------------------------------------
  John F. Calvano.... From September 1999 to present, Senior
    Age 41            Vice President, AmSouth Bank; from
                      October 1994 to September 1999, employee
                      of BISYS Fund Services Limited
                      Partnership; from July 1992 to August
                      1994, investment representative, BA
                      Investment Services; and from October
                      1986 to July 1994, Marketing Manager,
                      Great Western Investment Management.

  Walter B. Grimm.... From June 1992 to present, employee of
    Age 56            BISYS Fund Services Limited Partnership;
                      from 1990 to 1992, President and CEO,
                      Security Bancshares; from July 1981 to
                      1990, President of Leigh Investments
                      Consulting (investment firm).

  Charles L. Booth... From 1988 to present, Vice President and
    Age 41**          Chief Compliance Officer of BISYS Fund
                      Services L.P.; Currently, Vice President,
                      HBSC Advisor Funds Trust, HBSC Funds
                      Trusts, HBSC Investor Funds, HBSC
                      Mutual Funds Trust, Leader Mutual Funds
                      and US Allianz Variable Insurance Products
                      Trust, each an open-end management
                      investment company for which BISYS
                      Fund Services, L.P. serves as distributor
                      Currently Vice President of BISYS Fund
                      Services, Inc., The One Group Services
                      Company; BNY Hamilton Distributor, Inc.,
                      Profunds Distributors, Inc., Fifth Third
                      Funds Distributor, Inc., CFD Fund
                      Distributors, Inc., JP Morgan Fund
                      Distributors, Inc., Barr Rosenberg Funds
                      Distributor, Inc., Centura Funds Distributor,
                      Inc., Evergreen Distributor, Inc., IBJ Funds
                      Distributor, Inc., Performance Funds
                      Distributor, Inc., Heartland Distributors,
                      LLC, and Funds Distributor, Inc.

  Rodney L. Ruehle... From August 1990 to August 1995,
    Age 34 Assistant Treasurer of the Cardinal Group of Funds; from August 1995 to present, Director Administration Services, BISYS
                      Fund Services L.P. From 1999-present,
                      Vice President and Secretary, Fifth Third
                      Funds, an open-end management
                      investment company for which BISYS
                      Fund Services, LP serves as distributor.

  Jeffrey C. Cusick.. An employee of BISYS Fund Services, Inc.
    Age 43            since July 1995. From September 1993 to
                      July 1995, he was Assistant Vice President of Federated Administrative Services.
                      Currently, President, Fifth Third Funds
                      Vice President and Secretary, American
                      Performance Funds.



                      Position
                        Held
                        with    Term of Office and                                Other
                      AmSouth     Length of Time        Number of Funds       Directorships
Name, Age and Address  Funds         Served*               Overseen               Held
--------------------- --------- ------------------ -------------------------- -------------

   Alaina V. Metz.... Assistant     Since 1995     Assistant Secretary of          N/A
     Age 35           Secretary                    AmSouth Funds
                                                   (consisting of 27
                                                   portfolios). Secretary of
                                                   Variable Insurance Funds
                                                   (consisting of 15
                                                   portfolios, 7 of which are
                                                   advised by AIMCO).











































                             Principal Occupation(s) During
Name, Age and Address             the Past Five Years
--------------------- --------------------------------------------

   Alaina V. Metz.... From June 1995 to Present, Chief
     Age 35           Administrator, Administrative and
                      Regulatory Services, BISYS Fund Services
                      Limited Partnership; from May 1989 to
                      June 1995, Supervisor, Mutual Fund Legal
                      Department, Alliance Capital Management.
                      Currently, Chairman, Gartmore Mutual
                      Funds, LEADER Mutual Funds, Shay Asset
                      Management Fund; Alpine Equity Trust,
                      and Barr Rosenberg Variable Insurance
                      Trust; Vice President, Pacific Capital
                      Funds; Secretary, Variable Insurance Funds
                      and Signal Funds; Assistant Secretary,
                      BB&T Funds, BNY Hamilton Funds, Inc.,
                      Brenton Mutual Funds, Citizens Funds,
                      Counter Bond Fund, The Empire Builder
                      Tax Free Bond Fund, Eureka Funds,
                      Gartmore Variable Insurance Trust,
                      Governor Funds, Hirtle Callaghan Trust,
                      HSBC Advisor Funds Trust (Class Y--
                      Offshore Feeder Funds), HSBC Family of
                      Funds, HSBC Investor Funds, Kensington
                      Funds, Kent Funds, Metamarkets.com,
                      Meyers Investment Trust, MMA Praxis
                      Mutual Funds, Mutual Fund Group--Chase
                      Vista Funds, Mutual Fund Investment
                      Trust--Chase Funds, Mutual Master
                      Investment Trust, Mutual Fund Select
                      Group--Chase Vista Funds, Mutual Fund
                      Select Trust--Chase Vista Funds, Mutual
                      Fund Trust--Chase Vista Funds,
                      Nationwide Asset Allocation Trust
                      (NAAT), Old Westbury Funds, One Group
                      Mutual Funds, RBC Funds, Shay--
                      Institutional Investors Capital Appreciation
                      Fund, Inc., Shay--M.S.B. Fund, Inc.,
                      Summit Investment Trust, The Shelby
                      Funds, United American Cash Reserves,
                      USAllianz Funds, USAllianz Variable
                      Insurance Products Trust, UST of Boston,
                      Valiant Fund, Van Ness Funds, Victory
                      Portfolios, Victory Variable Insurance, The
                      Williamette Funds, Oak Value, Old
                      National Funds, ProFunds, 1st Source
                      Monogram Funds, Ambassador Funds,
                      American Independence Funds Trust, and
                      American Performance; and Treasurer,
                      Legacy Funds Group.

--------
*  There is no defined term of office for officers of AmSouth Funds.
** Mr. Booth's spouse is an employee of BISYS Fund Services Ohio, Inc., AmSouth
   Funds' transfer agent.

   The officers of AmSouth Funds are interested persons (as defined in the 1940
Act) and receive no compensation directly from AmSouth Funds for performing the duties of their officers.

   The Statement of Additional Information ("SAI") includes additional information about the Trust's Directors and Officers. To obtain a copy of the SAI, without charge, call (800) 451-8382.

   The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Cusick, Grimm, Ruehle, and Booth and Ms. Metz are employees of BISYS Fund Services Limited Partnership.

                            COMPENSATION TABLE (1)

                                         Pension or
                                         Retirement                     Total
                            Aggregate     Benefits     Estimated    Compensation
                          Compensation   Accrued as     Annual      from AmSouth
                          from AmSouth  Part of Fund Benefits upon  Mutual Funds
Name of Position          Fund Expenses   Expenses    Retirement   Paid to Trustee
----------------          ------------- ------------ ------------- ---------------
J. David Huber...........       None        None         None             None
James H. Woodward, Jr....    $24,000        None         None          $24,000
Homer H. Turner..........    $24,000        None         None          $24,000
Wendell D. Cleaver.......    $24,000        None         None          $24,000
Dick D. Briggs, Jr., M.D.    $24,000        None         None          $24,000
Norma S. Coldwell........    $24,000        None         None          $24,000
Edward P. Farley.........    $18,000        None         None          $18,000

--------
(1)Figures are for the Trust's fiscal year ended July 31, 2002

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

[Logo of AMSOUTH FUNDS]

ANNUAL REPORT
JULY 31, 2002

Investment Advisor
--------------------------------------------

AmSouth Investment Management Company, LLC
1901 6th Avenue North
Birmingham AL 35203

Investment Subadvisors
---------------------------------------------

Five Points Capital Advisors, Inc.
1901 6th Avenue North
Birmingham AL 35203
 . Bond Fund
 . Capital Growth Fund
 . Large Cap Fund
 . Value Fund

OakBrook Investments, LLC
701 Warrenville Road, Suite 135
Lisle IL 60532
 . Enhanced Market Fund
 . Mid Cap Fund
 . Select Equity Fund

Rockhaven Asset Management, LLC
100 First Avenue, Suite 1050
Pittsburgh PA 15222
 . Equity Income Fund

Sawgrass Asset Management, LLC
1579 The Greens Way, Suite 20
Jacksonville FL 32250
 . Small Cap Fund

Dimensional Fund Advisors, Inc.
1299 Ocean Avenue
Santa Monica CA 90401
 . International Equity Fund

Distributor
--------------------------------------------

BISYS Fund Services
3435 Stelzer Road, Suite 1000
Columbus OH 43219


Legal Counsel
--------------------------------------------

Kirkpatrick & Lockhart, LLP
1800 Massachusetts Avenue, N.W.
Washington DC 20036


Transfer Agent
--------------------------------------------

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road, Suite 1000
Columbus OH 43219


Auditors
--------------------------------------------

Ernst & Young, LLP
1100 Huntington Center
41 South High Street
Columbus OH 43215

                                                                            9/02
                                                                          ASO-AR